UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:            811-07852

Victory Portfolios III

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

February 28, 2023

Annual Report

USAA California Bond Fund

(Also Known as Victory California Bond Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory California Bond Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Supplemental Information (Unaudited)	34
Trustee and Officer Information	34
Proxy Voting and Portfolio Holdings Information	40
Expense Examples	40
Additional Federal Income Tax Information	41
Advisory Contract Renewal	42
Liquidity Risk Management Program	45
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

2

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA California Bond Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns overall during the 11-month reporting period ended February 28, 2023. [The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023.] Negative returns for the reporting period were attributable to a combination of factors, including the U.S. Federal Reserve's (the "Fed") prolonged fight to reduce inflation through interest rate increases and significant investor outflows from municipal bond funds. The reporting period was also highlighted by material volatility in the municipal market, as market participants often strongly reacted to Fed actions and comments, as well as economic data release, in an attempt to determine the future path of interest rates. The overall returns on the Bloomberg Municipal Bond Index for the reporting period was -1.92%, with significant ups and downs throughout the period.

While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term. We believe municipal bonds continue to represent an attractive investment opportunity on a relative basis. At the end of February 2023, the yield on the Bloomberg Municipal Bond Index was 3.62%, which is a taxable-equivalent yield of 6.12% (in the highest tax bracket). After factoring in the benefit of the tax exemption, municipal bonds look attractive vs. the (taxable) Bloomberg U.S. Aggregate Bond Index, which yielded 4.81% at the end of February 2023.

•  How did the USAA California Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the 11-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -3.43%, -3.36%, and -3.69%, respectively, versus an average return of -3.95% for the funds in the Lipper California Municipal Debt Funds category. This compares to returns of -3.59% for the Lipper California Municipal Debt Funds Index, and -1.92% for the Bloomberg Municipal Bond Index.

•  What are the conditions in the state of California?

California has the largest economy in the United States with nearly 40 million people. Its economy is vast, broad, and diverse and continues to recover from the economic and fiscal impact of the recent pandemic. The December 2022 seasonally adjusted unemployment rate for California was 4.1% (versus 3.5% for the U.S.), which ranked 40th among the states, but it is a marked improvement from the high in May of 2020 and back to pre-COVID levels.

4

USAA California Bond Fund

Manager's Commentary (continued)

In the latter half of 2022 California saw a reversal of the economic slowdown of the first half of the year. During the third quarter of 2022, California's gross domestic product ("GDP") grew by an annual rate of 3.8% versus the U.S. GDP growth of 3.2%. California's fiscal outlook remains somewhat vulnerable to economic performance. A recession and weak capital markets could undermine projected revenues due to a reliance on personal income taxes which include capital gains. The most recent outlook from the Legislative Analyst's Office suggests revenue softening; however, there are still several months left in the 2022-2023 fiscal year. Also, California's robust reserves and strong liquidity can help absorb moderate unforeseen challenges to the budget.

The state currently maintains strong ratings of Aa2 with stable outlook by Moody's, AA- with positive outlook by S&P, and AA with stable outlook by Fitch Ratings.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography.

Thank you for allowing us to assist you with your investment needs.

5

USAA California Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Index[1]	Lipper California Municipal Debt Funds Index[2]
One Year	–6.66%	–6.51%	–6.86%	–8.97%	–5.10%	–6.74%
Five Year	1.32%	NA	1.06%	0.60%	1.66%	1.18%
Ten Year	2.23%	NA	1.98%	1.74%	2.11%	2.12%
Since Inception	NA	–1.49%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA California Bond Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

2The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA California Bond Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides California investors with a high level of current interest income that is exempt from federal and California state income taxes.

Top 10 Industries

February 28, 2023

(% of Net Assets)

School District	18.5%
General	16.8%
Medical	15.2%
General Obligation	8.2%
Education	8.0%
Water	7.7%
Transportation	7.2%
Nursing Homes	4.4%
Higher Education	2.9%
Mello-Roos	2.7%

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.0%)
California (95.2%):
Adelanto Public Utility Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 7/1/39, Continuously Callable @100	$2,000	$2,105
Alameda Corridor Transportation Authority Revenue, 10/1/50, Continuously Callable @100 (h)	1,250	585
Albany Unified School District, GO Series B, 5.00%, 8/1/43, Continuously Callable @100	2,000	2,087
Series B, 4.00%, 8/1/46, Continuously Callable @100	1,500	1,439
Anaheim Public Financing Authority Revenue, Series A, 5.00%, 5/1/46, Pre-refunded 5/1/24 @ 100	1,500	1,533
Bay Area Toll Authority Revenue, 4.05% (MUNIPSA+125bps), 4/1/36, (Put Date 4/1/27), Callable 10/1/26 @ 100 (b) (c)	15,000	15,144
Burbank Unified School District, GO 8/1/33, Continuously Callable @100 (d)	3,085	3,229
8/1/34, Continuously Callable @100 (e)	3,000	3,128
California Community Housing Agency Revenue, Series A, 5.00%, 8/1/50, Continuously Callable @100 (f)	2,000	1,869
California County Tobacco Securitization Agency Revenue 4.00%, 6/1/49, Continuously Callable @100	500	438
Series A, 4.00%, 6/1/49, Continuously Callable @100	500	430
Series A, 4.00%, 6/1/49, Continuously Callable @100	1,000	872
California Educational Facilities Authority Revenue 5.00%, 10/1/43, Continuously Callable @100	2,000	2,084
5.00%, 10/1/48, Continuously Callable @100	2,000	2,061
5.00%, 10/1/52, Continuously Callable @100	5,500	5,323
Series A, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,009
California Enterprise Development Authority Revenue 4.00%, 11/1/49, Continuously Callable @100	1,900	1,763
4.00%, 11/1/50, Continuously Callable @100	680	626
California Health Facilities Financing Authority Revenue Series A, 5.00%, 7/1/33, Pre-refunded 7/1/23 @ 100	5,000	5,027
Series A, 4.00%, 3/1/39, Continuously Callable @100	7,375	7,002
Series A, 5.00%, 11/15/39, Continuously Callable @100	2,100	2,103
Series A, 4.00%, 4/1/45, Continuously Callable @100	1,800	1,604
Series A, 5.00%, 8/15/47, Continuously Callable @100	2,900	2,927
Series A, 4.00%, 10/1/47, Continuously Callable @100	10,000	9,312
Series A, 4.00%, 4/1/49, Continuously Callable @100	1,700	1,480
Series A, 4.00%, 8/15/50, Continuously Callable @100	2,000	1,907
Series B, 4.00%, 11/15/41, Continuously Callable @100	14,000	13,287
California Health Facilities Financing Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program) 5.00%, 7/1/39, Continuously Callable @100	1,050	1,077
5.00%, 7/1/44, Continuously Callable @100	2,300	2,349
California Infrastructure & Economic Development Bank Revenue 3.15% (MUNIPSA+35bps), 8/1/47, (Put Date 8/1/24), Callable 8/1/23 @ 100 (b) (c)	2,250	2,230
4.00%, 7/1/50, Continuously Callable @100	4,000	3,512
Series B, 5.00%, 11/1/57, Continuously Callable @100	1,300	1,309

See notes to financial statements.

8

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California Municipal Finance Authority Certificate of Participation (INS — Assured Guaranty Corp.) Series A, 5.25%, 11/1/36, Continuously Callable @100	$1,000	$1,077
Series A, 5.25%, 11/1/52, Continuously Callable @100	500	511
California Municipal Finance Authority Revenue 5.00%, 6/1/43, Continuously Callable @100	2,500	2,645
4.00%, 10/1/46, Continuously Callable @100	6,500	6,023
4.00%, 10/1/46, Continuously Callable @100	965	798
Series A, 5.00%, 2/1/37, Continuously Callable @100	750	771
Series A, 4.00%, 10/1/44, Continuously Callable @100	2,000	1,886
Series A, 5.00%, 2/1/47, Continuously Callable @100	2,000	2,038
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,000	1,009
Series A, 5.00%, 6/1/50, Continuously Callable @100	1,000	974
Series A, 4.00%, 11/15/52, Continuously Callable @103	750	517
Series A, 4.00%, 11/15/56, Continuously Callable @103	1,100	744
California Municipal Finance Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program) 4.13%, 5/15/39, Continuously Callable @100	1,900	1,907
4.13%, 5/15/46, Continuously Callable @100	2,100	2,048
Series B, 5.00%, 5/15/47, Continuously Callable @102	2,500	2,584
California Pollution Control Financing Authority Revenue 5.00%, 7/1/39, Continuously Callable @100 (f)	6,000	6,244
5.00%, 11/21/45, Continuously Callable @100 (f)	2,000	2,044
California Public Finance Authority Revenue 5.00%, 10/15/37, Continuously Callable @100	1,000	1,012
5.00%, 10/15/47, Continuously Callable @100	3,000	3,001
California Public Finance Authority Revenue (LOC — Barclays Bank PLC), Series B, 1.15%, 8/1/52, Continuously Callable @100 (g)	5,690	5,690
California School Finance Authority Revenue 5.00%, 8/1/41, Continuously Callable @100 (f)	1,600	1,607
5.00%, 8/1/41, Pre-refunded 8/1/25 @ 100 (f)	150	157
5.00%, 8/1/42, Continuously Callable @100 (f)	1,000	1,008
5.00%, 8/1/46, Continuously Callable @100 (f)	2,050	2,051
5.00%, 8/1/46, Pre-refunded 8/1/25 @ 100 (f)	200	210
5.00%, 8/1/52, Continuously Callable @100 (f)	1,000	987
Series A, 5.00%, 7/1/47, Continuously Callable @100 (f)	1,370	1,371
Series A, 5.00%, 7/1/49, Continuously Callable @100 (f)	1,000	997
Series A, 5.00%, 7/1/54, Continuously Callable @100 (f)	2,150	2,128
California Statewide Communities Development Authority Revenue 5.00%, 5/15/40, Continuously Callable @100	2,750	2,774
5.00%, 10/1/46, Continuously Callable @100	2,750	2,771
5.00%, 1/1/48, Continuously Callable @100	1,995	2,011
5.00%, 7/1/48, Continuously Callable @100	4,000	4,184
Series A, 5.00%, 5/15/25	2,180	2,212
Series A, 4.00%, 4/1/45, Continuously Callable @100	1,500	1,400
Series A, 5.00%, 5/15/47, Continuously Callable @100	2,000	2,003
Series A, 4.00%, 8/15/51, Continuously Callable @100	3,000	2,782
Series A, 5.00%, 12/1/53, Continuously Callable @100	1,000	1,026
Series A, 5.00%, 12/1/57, Continuously Callable @100	2,500	2,548

See notes to financial statements.

9

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California Statewide Communities Development Authority Revenue (INS — Assured Guaranty Corp.), Series A, 5.25%, 8/15/52, Continuously Callable @100	$1,000	$1,023
California Statewide Communities Development Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program), 4.00%, 11/1/46, Continuously Callable @100	4,000	3,742
Centinela Valley Union High School District, GO, Series B, 4.00%, 8/1/50, Continuously Callable @100	9,500	8,792
Chino Valley Unified School District, GO, Series B, 4.00%, 8/1/45, Continuously Callable @100	1,000	982
City & County of San Francisco CA Community Facilities District No 2014-1 Special Tax, Series A, 5.00%, 9/1/52, Continuously Callable @100	750	787
City & County of San Francisco CA Community Facilities District Special Tax, 4.00%, 9/1/52, Callable 9/1/28 @ 103 (f)	1,750	1,431
City & County of San Francisco CA Infrastructure & Revitalization Fing Dist No 1 Tax Allocation Series A, 5.00%, 9/1/52, Continuously Callable @100 (f)	1,250	1,173
Series B, 5.00%, 9/1/52, Continuously Callable @100 (f)	640	601
City of Atwater Wastewater Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/43, Continuously Callable @100	1,300	1,360
City of Fillmore Wastewater Revenue, 5.00%, 5/1/47, Continuously Callable @100	2,000	2,097
City of Sacramento CA Special Tax, 5.38%, 9/1/52, Continuously Callable @103 (f)	2,000	2,004
City of San Mateo CA Special Tax (INS — Build America Mutual Assurance Co.), 5.25%, 9/1/44, Continuously Callable @100	4,000	4,249
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 11/15/41, Continuously Callable @100	5,710	5,730
4.00%, 11/15/44, Continuously Callable @100	5,000	5,001
City of Upland Certificate of Participation 4.00%, 1/1/42, Continuously Callable @100	3,000	2,734
5.00%, 1/1/47, Continuously Callable @100	2,000	2,019
Corona-Norco Unified School District Special Tax, 5.00%, 9/1/32, Pre-refunded 9/1/23 @ 100	1,350	1,363
County of Sacramento Airport System Revenue, Series B, 5.00%, 7/1/41, Continuously Callable @100	1,100	1,137
East Bay Municipal Utility District Wastewater System Revenue, Series A-2, 5.00%, 6/1/38	9,000	10,416
Elk Grove Finance Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/38, Continuously Callable @100	1,500	1,542
Foothill-Eastern Transportation Corridor Agency Revenue, Series B-2, 3.50%, 1/15/53, Continuously Callable @100	1,500	1,199
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.) 1/15/34 (a)	15,000	9,894
1/15/35 (a)	7,500	4,695
Fresno Joint Powers Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 4/1/46, Continuously Callable @100	1,225	1,139
Golden State Tobacco Securitization Corp. Revenue, 5.00%, 6/1/51, Continuously Callable @100	1,000	1,026
Grass Valley School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 8/1/45, Continuously Callable @100	2,400	2,484

See notes to financial statements.

10

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hayward Unified School District, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/1/44, Continuously Callable @100	$3,000	$3,162
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/31, Continuously Callable @100	2,940	2,944
Inglewood Unified School District, GO (INS — Build America Mutual Assurance Co.) Series B, 5.00%, 8/1/38, Continuously Callable @100	750	782
Series C, 4.00%, 8/1/37, Continuously Callable @100	450	451
Series C, 4.00%, 8/1/39, Continuously Callable @100	450	443
Inglewood Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 8/1/46, Continuously Callable @100	3,550	3,339
Irvine Unified School District Special Tax 5.00%, 9/1/45, Continuously Callable @100	3,000	3,026
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,020	922
Series B, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,015
Series B, 5.00%, 9/1/47, Continuously Callable @100	1,000	1,005
Series C, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,015
Series C, 5.00%, 9/1/47, Continuously Callable @100	525	528
Series D, 5.00%, 9/1/49, Continuously Callable @100	1,000	1,003
Irvine Unified School District Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/56, Continuously Callable @100	6,000	6,224
Irvine Unified School District Special Tax (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 9/1/50, Continuously Callable @100	1,800	1,694
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,012
Local Public Schools Funding Authority School Improvement District No. 2016-1, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 8/1/52, Continuously Callable @100	1,500	1,371
Long Beach Bond Finance Authority Revenue, Series A, 5.00%, 11/15/35	3,875	4,019
Los Angeles County Facilities, Inc. Revenue Series A, 5.00%, 12/1/51, Pre-refunded 12/1/28 @ 100	1,560	1,756
Series A, 5.00%, 12/1/51, Continuously Callable @100	2,440	2,571
Los Angeles County Public Works Financing Authority Revenue Series A, 5.00%, 12/1/44, Continuously Callable @100	2,000	2,053
Series D, 5.00%, 12/1/45, Continuously Callable @100	6,000	6,193
March Joint Powers Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 8/1/41, Continuously Callable @100	5,790	5,797
Middle Fork Project Finance Authority Revenue, 5.00%, 4/1/33, Continuously Callable @100	2,205	2,346
Monrovia Financing Authority Revenue, 5.00%, 12/1/45, Continuously Callable @100	3,435	3,533
Monrovia Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/45, Continuously Callable @100	2,345	2,406
Moreno Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 8/1/47, Continuously Callable @100	6,500	6,826
Mountain View School District/Los Angeles County, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/48, Continuously Callable @100	3,315	3,413
Norwalk Redevelopment Agency Tax Allocation (INS — National Public Finance Guarantee Corp.) Series A, 5.00%, 10/1/30, Continuously Callable @100	5,000	5,006
Series A, 5.00%, 10/1/35, Continuously Callable @100	3,500	3,504

See notes to financial statements.

11

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Norwalk-La Mirada Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 8/1/30 (a)	$7,500	$5,876
Palomar Health, GO (INS — Assured Guaranty Municipal Corp.), Series A, 8/1/31 (a)	12,230	8,605
Palomar Health, GO (INS — National Public Finance Guarantee Corp.), Series A, 8/1/26 (a)	5,500	4,860
Perris Union High School District, GO (INS — Assured Guaranty Corp.), Series A, 4.00%, 9/1/48, Continuously Callable @100	5,000	4,690
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/29, Continuously Callable @100	2,000	2,128
Pomona Unified School District, GO (INS — Build America Mutual Assurance Co.), Series F, 5.00%, 8/1/39, Continuously Callable @100	1,500	1,541
Poway Unified School District Special Tax (INS — Assured Guaranty Municipal Corp.), 4.00%, 9/1/50, Continuously Callable @100	4,750	4,375
Rio Elementary School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	2,800	2,689
River Islands Public Financing Authority (INS — Assured Guaranty Corp.), Series A-1, 5.25%, 9/1/52, Continuously Callable @103	1,500	1,683
River Islands Public Financing Authority Special Tax, Series 2016-1, 5.25%, 9/1/52, Continuously Callable @103	2,000	2,146
Riverside County Public Financing Authority Tax Allocation (INS — Build America Mutual Assurance Co.) Series A, 4.00%, 10/1/36, Continuously Callable @100	1,250	1,257
Series A, 4.00%, 10/1/37, Continuously Callable @100	1,625	1,628
Riverside County Redevelopment Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 10/1/37, Continuously Callable @100	2,000	2,011
Riverside County Transportation Commission Revenue Series A, 5.25%, 6/1/39, Pre-refunded 6/1/23 @ 100	2,000	2,011
Series B1, 4.00%, 6/1/46, Continuously Callable @100	3,000	2,755
RNR School Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 9/1/41, Continuously Callable @100	2,000	2,066
Sacramento Area Flood Control Agency Special Assessment, 5.00%, 10/1/44, Continuously Callable @100	2,000	2,034
Sacramento City Unified School District CA, GO (INS — Build America Mutual Assurance Co.), Series A, 5.50%, 8/1/52, Continuously Callable @100	1,500	1,639
Sacramento City Unified School District, GO (INS — Build America Mutual Assurance Co.), Series S, 5.00%, 7/1/38, Continuously Callable @100	1,020	1,028
San Bruno Park Elementary School District, GO, Series A, 5.00%, 8/1/48, Continuously Callable @100	3,000	3,107
San Diego County Regional Airport Authority Revenue Series A, 5.00%, 7/1/47, Continuously Callable @100	1,500	1,546
Series A, 5.00%, 7/1/49, Continuously Callable @100	2,000	2,083
San Diego Public Facilities Financing Authority Revenue, Series A, 5.00%, 10/15/44, Continuously Callable @100	2,500	2,576
San Leandro Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/43, Continuously Callable @100	2,750	2,905

See notes to financial statements.

12

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
San Luis & Delta Mendota Water Authority Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 3/1/38, Pre-refunded 3/1/23 @ 100	$1,500	$1,500
San Ramon Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 2/1/38, Continuously Callable @100	5,000	5,134
Santa Clarita Community College District, GO, 4.00%, 8/1/46, Continuously Callable @100	5,250	5,139
Santa Cruz County Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/35, Continuously Callable @100	6,000	6,288
Santa Rosa High School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 8/1/43, Continuously Callable @100	1,000	1,038
State of California, GO 5.00%, 10/1/47, Continuously Callable @100	19,000	19,657
5.00%, 9/1/52, Continuously Callable @100	1,000	1,089
Stockton Public Financing Authority Revenue 4.00%, 3/1/40, Continuously Callable @100	920	758
5.00%, 3/1/47, Continuously Callable @100	2,760	2,576
Sweetwater Union High School District, GO, Series A1, 5.00%, 8/1/52, Continuously Callable @100	1,000	1,071
Tahoe-Truckee Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.), 4.00%, 6/1/43, Continuously Callable @100	1,000	992
Temecula Valley Unified School District Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/40, Continuously Callable @100	1,575	1,607
Temecula Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	7,500	7,096
Tobacco Securitization Authority of Southern California Revenue 5.00%, 6/1/48, Continuously Callable @100	880	889
5.00%, 6/1/48, Continuously Callable @100	2,175	2,223
Transbay Joint Powers Authority Tax Allocation Series A, 5.00%, 10/1/49, Continuously Callable @100	800	810
Series B, 2.40%, 10/1/49, Continuously Callable @100	160	149
University of California Revenue 1.15%, 5/15/48, Callable 4/3/23 @ 100 (g)	1,000	1,000
5.00%, 5/15/52, Continuously Callable @100	2,500	2,711
Vacaville Unified School District, GO, Series D, 4.00%, 8/1/45, Continuously Callable @100	1,850	1,777
Val Verde Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 8/1/34, Continuously Callable @100	1,105	1,153
Series A, 5.00%, 8/1/35, Continuously Callable @100	1,530	1,594
Val Verde Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 4.00%, 8/1/45, Continuously Callable @100	4,475	4,289
Val Verde Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/44, Pre-refunded 8/1/25 @ 100	4,000	4,192
Victor Valley Union High School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/37, Continuously Callable @100	5,000	5,017
Washington Township Health Care District Revenue Series A, 5.00%, 7/1/42, Continuously Callable @100	1,000	1,014
Series A, 4.00%, 8/1/51, Continuously Callable @100	3,280	2,969

See notes to financial statements.

13

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Western Placer Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4.00%, 8/1/41, Continuously Callable @100	$6,000	$5,735
		493,286
Guam (3.2%):
Guam Government Waterworks Authority Revenue 5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	4,000	4,028
5.00%, 1/1/46, Continuously Callable @100	7,000	7,033
Guam Power Authority Revenue Series A, 5.00%, 10/1/40, Continuously Callable @100	2,800	2,853
Series A, 5.00%, 10/1/41, Continuously Callable @100	2,635	2,721
		16,635
Virgin Islands (0.6%):
Virgin Islands Public Finance Authority Revenue, 5.00%, 9/1/33, Continuously Callable @100 (f)	3,000	3,150
Total Municipal Bonds (Cost $530,568)		513,071
Total Investments (Cost $530,568) — 99.0%		513,071
Other assets in excess of liabilities — 1.0%		5,023
NET ASSETS — 100.00%		$518,094

(a)  Zero-coupon bond.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of February 28, 2023.

(c)  Put Bond.

(d)  Stepped-coupon security converts to coupon form on 8/1/23 with a rate of 4.30%

(e)  Stepped-coupon security converts to coupon form on 8/1/23 with a rate of 4.35%

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $29,032 thousands and amounted to 5.6% of net assets.

(g)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Stepped-coupon security converts to coupon form on 10/1/37 with a rate of 5.40%.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

LOC — Letter of Credit

MUNIPSA — Municipal Swap Index

See notes to financial statements.

14

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA California Bond Fund
Assets:
Investments, at value (Cost $530,568)	$513,071
Cash	136
Receivables:
Interest	5,698
Capital shares issued	12
Prepaid expenses	—	(a)
Total Assets	518,917
Liabilities:
Payables:
Distributions	201
Capital shares redeemed	331
Accrued expenses and other payables:
Investment advisory fees	155
Administration fees	60
Custodian fees	—	(a)
Transfer agent fees	11
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	—	(a)
Other accrued expenses	65
Total Liabilities	823
Net Assets:
Capital	550,922
Total accumulated earnings/(loss)	(32,828)
Net Assets	$518,094
Net Assets
Fund Shares	$516,046
Institutional Shares	1,515
Class A	533
Total	$518,094
Shares (unlimited number of shares authorized with no par value):
Fund Shares	50,803
Institutional Shares	149
Class A	53
Total	51,005
Net asset value, offering and redemption price per share: (b)
Fund Shares	$10.16
Institutional Shares	10.16
Class A	10.15
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.38

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA California Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Interest	$18,190	$19,388
Total Income	18,190	19,388
Expenses:
Investment advisory fees	1,885	2,287
Administration fees — Fund Shares	749	986
Administration fees — Institutional Shares	1	1
Administration fees — Class A	1	3
Sub-Administration fees	22	23
12b-1 fees — Class A	1	4
Custodian fees	7	25
Transfer agent fees — Fund Shares	111	127
Transfer agent fees — Institutional Shares	1	1
Transfer agent fees — Class A	1	2
Trustees' fees	46	49
Compliance fees	5	4
Legal and audit fees	66	51
State registration and filing fees	— (b)	1
Other expenses	70	93
Recoupment of prior expenses waived/reimbursed by Adviser	5	—
Total Expenses	2,971	3,657
Expenses waived/reimbursed by Adviser	(20)	(2)
Net Expenses	2,951	3,655
Net Investment Income (Loss)	15,239	15,733
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(10,836)	(469)
Net change in unrealized appreciation/depreciation on investment securities	(25,775)	(37,878)
Net realized/unrealized gains (losses) on investments	(36,611)	(38,347)
Change in net assets resulting from operations	$(21,372)	$(22,614)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA California Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$15,239	$15,733	$16,045
Net realized gains (losses)	(10,836)	(469)	(447)
Net change in unrealized appreciation/ depreciation	(25,775)	(37,878)	19,043
Change in net assets resulting from operations	(21,372)	(22,614)	34,641
Distributions to Shareholders:
Fund Shares	(14,742)	(15,686)	(15,912)
Institutional Shares	(34)	(16)	(13	)(b)
Class A	(14)	(36)	(142)
Change in net assets resulting from distributions to shareholders	(14,790)	(15,738)	(16,067)
Change in net assets resulting from capital transactions	(53,908)	(17,126)	(39,098)
Change in net assets	(90,070)	(55,478)	(20,524)
Net Assets:
Beginning of period	608,164	663,642	684,166
End of period	$518,094	$608,164	$663,642

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA California Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$25,920	$32,637	$45,712
Distributions reinvested	12,676	13,547	13,309
Cost of shares redeemed	(92,965)	(57,349)	(99,256)
Total Fund Shares	$(54,369)	$(11,165)	$(40,235)
Institutional Shares
Proceeds from shares issued	$1,097	$58	$1,751	(b)
Distributions reinvested	31	15	11	(b)
Cost of shares redeemed	(158)	(358)	(847	)(b)
Total Institutional Shares	$970	$(285)	$915
Class A
Proceeds from shares issued	$73	$25	$6,931
Distributions reinvested	9	28	17
Cost of shares redeemed	(591)	(5,729)	(6,726)
Total Class A	$(509)	$(5,676)	$222
Change in net assets resulting from capital transactions	$(53,908)	$(17,126)	$(39,098)
Share Transactions:
Fund Shares
Issued	2,534	2,826	3,996
Reinvested	1,241	1,180	1,164
Redeemed	(9,076)	(5,011)	(8,723)
Total Fund Shares	(5,301)	(1,005)	(3,563)
Institutional Shares
Issued	106	5	152	(b)
Reinvested	3	1	1	(b)
Redeemed	(15)	(30)	(74	)(b)
Total Institutional Shares	94	(24)	79
Class A
Issued	7	2	610
Reinvested	1	2	2
Redeemed	(57)	(493)	(593)
Total Class A	(49)	(489)	19
Change in Shares	(5,256)	(1,518)	(3,465)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA California Bond Fund
	Fund Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$10.81	$11.49	$11.17	$11.07	$10.92	$10.92
Investment Activities:
Net investment income (loss)	0.29 (b)	0.27 (b)	0.27 (b)	0.30 (b)	0.34	0.37
Net realized and unrealized gains (losses)	(0.66)	(0.68)	0.32	0.10	0.15	— (c)
Total from Investment Activities	(0.37)	(0.41)	0.59	0.40	0.49	0.37
Distributions to Shareholders from:
Net investment income	(0.28)	(0.27)	(0.27)	(0.30)	(0.34)	(0.37)
Total Distributions	(0.28)	(0.27)	(0.27)	(0.30)	(0.34)	(0.37)
Net Asset Value, End of Period	$10.16	$10.81	$11.49	$11.17	$11.07	$10.92
Total Return (d) (e)	(3.43)%	(3.64)%	5.36%	3.62%	4.61%	3.37%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.59%	0.55%	0.56%	0.53%	0.52%	0.51%
Net Investment Income (Loss) (f)	3.04%	2.39%	2.40%	2.66%	3.15%	3.32%
Gross Expenses (f) (g)	0.59%	0.55%	0.56%	0.53%	0.52%	0.51%
Supplemental Data:
Net Assets at end of period (000's)	$516,046	$606,474	$655,948	$677,785	$691,391	$674,498
Portfolio Turnover (d) (j)	19%	11%	32%	33%	18%	6%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA California Bond Fund
	Institutional Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	June 29, 2020(b) through March 31, 2021
Net Asset Value, Beginning of Period	$10.81	$11.48	$11.35
Investment Activities:
Net investment income (loss) (c)	0.30	0.28	0.21
Net realized and unrealized gains (losses)	(0.67)	(0.67)	0.13
Total from Investment Activities	(0.37)	(0.39)	0.34
Distributions to Shareholders from:
Net investment income	(0.28)	(0.28)	(0.21)
Total Distributions	(0.28)	(0.28)	(0.21)
Net Asset Value, End of Period	$10.16	$10.81	$11.48
Total Return (d) (e)	(3.36)%	(3.50)%	3.01%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.51%	0.51%	0.50%
Net Investment Income (Loss) (f)	3.17%	2.43%	2.44%
Gross Expenses (f) (g)	0.59%	0.58%	0.94%
Supplemental Data:
Net Assets at end of period (000's)	$1,515	$592	$911
Portfolio Turnover (d) (j)	19%	11%	32%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

21

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA California Bond Fund
	Class A
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$10.80	$11.47	$11.16	$11.06	$10.91	$10.91
Investment Activities:
Net investment income (loss)	0.26 (b)	0.25 (b)	0.25 (b)	0.27 (b)	0.32	0.34
Net realized and unrealized gains (losses)	(0.66)	(0.67)	0.31	0.10	0.15	— (c)
Total from Investment Activities	(0.40)	(0.42)	0.56	0.37	0.47	0.34
Distributions to Shareholders from:
Net investment income	(0.25)	(0.25)	(0.25)	(0.27)	(0.32)	(0.34)
Total Distributions	(0.25)	(0.25)	(0.25)	(0.27)	(0.32)	(0.34)
Net Asset Value, End of Period	$10.15	$10.80	$11.47	$11.16	$11.06	$10.91
Total Return (excludes sales charges) (d) (e)	(3.69)%	(3.78)%	5.01%	3.36%	4.37%	3.12%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.89%	0.79%	0.81%	0.78%	0.76%	0.75%
Net Investment Income (Loss) (f)	2.73%	2.15%	2.15%	2.41%	2.92%	3.08%
Gross Expenses (f) (g)	0.97%	0.85%	0.88%	0.78%	0.76%	0.75%
Supplemental Data:
Net Assets at end of period (000's)	$533	$1,098	$6,783	$6,381	$7,005	$6,985
Portfolio Turnover (d) (j)	19%	11%	32%	33%	18%	6%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

22

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA California Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$513,071	$—	$513,071
Total	$—	$513,071	$—	$513,071

As of February 28, 2023, there were no transfers into/out of Level 3.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days a month or more after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

of coupon interest accrued and recorded daily using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily on the accrual basis. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the 11 months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$37,600	$41,600	$—

For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$23,800	$50,000	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$100,995	$160,542

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper California Municipal Debt Funds Index. The Lipper California Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper California Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2022, to February 28, 2023, performance adjustments were $243, less than $1, and less than $1 for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.05%, 0.01%, and 0.09% for Fund Shares, Institutional Shares, and Class A, respectively. For the period April 1, 2021, to March 31, 2022, performance adjustments were $157, less than $1, and less than $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.02%, 0.01%, and (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Amounts incurred and paid to the Distributor for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the 11 months ended February 28, 2023, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.54%, 0.50%, and 0.80% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$7	$2	$15	$24

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2024	Expires 2025	Total
$7	$2	$9

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

State-Specific Risk — Because the Fund invests in California tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in California, such as changes to state laws and policies, economic issues that affect critical industries, large employers, or weakened real estate prices, and existing debt levels and state budget

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

priorities. In addition, the economic affects regarding COVID-19 and elevated global inflation may exacerbate some or all of these risks. The Fund's performance will be affected by the fiscal and economic health of California and its municipalities and their ability to issue and repay debt. The Fund is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of multiple states.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31, 2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Tax-Exempt Income	Total Distributions Paid
$14,790	$14,790

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$15,738	$15,738	$16,067	$16,067

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$1,797	$1,797	$(1,390)	$(15,738)	$(17,497)	$(32,828)

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$4,868	$10,870	$15,738

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$530,568	$4,545	$(22,042)	$(17,497)

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional Information ("SAI") will be replaced by the new name.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA California Bond Fund	Victory California Bond Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA California Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA California Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

33

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,002.90	$1,021.87	$2.93	$2.96	0.59%
Institutional Shares	1,000.00	1,004.20	1,022.27	2.53	2.56	0.51%
Class A	1,000.00	1,002.20	1,020.18	4.62	4.66	0.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Tax Exempt Distributions
$14,790

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA California Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed

43

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

44

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

45

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40860-0423

February 28, 2023

Annual Report

USAA Global Equity Income Fund

(Also Known as Victory Global Equity Income Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Global Equity Income Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)	31
Trustee and Officer Information	31
Proxy Voting and Portfolio Holdings Information	37
Expense Example	37
Additional Federal Income Tax Information	38
Advisory Contract Renewal	39
Liquidity Risk Management Program	42
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a

2

wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Global Equity Income Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The second quarter of 2022 saw continued pressure on stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot, which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-19 related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

4

USAA Global Equity Income Fund

Manager's Commentary (continued)

•  How did the USAA Global Equity Income Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023. For the 11-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -6.86%. This compares to returns of -5.55% for the MSCI World High Dividend Yield Index, and -4.49% for the Lipper Global Equity Income Funds Index.

•  What strategies did you employ during the reporting period?

The Fund focuses on income-oriented global equities and normally will have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the better value. In selecting stocks, we emphasize not only the current dividend but also a company's likely ability to grow its dividend. As a result, the average current dividend of companies held by the fund generally will be somewhat lower than the benchmark. However, our view is that a focus on dividend growers should provide an improved total return profile as we invest within the global dividend stock universe.

For the period ended February 28, 2023, stock selection drove relative performance while sector allocation detracted. A 10% overweight to information technology contributed to the lion share of relative underperformance. The underperformance was offset by an overweight to energy as well as strong stock selection within health care and financials.

From a country perspective, strong overall stock selection in Japan and Netherlands positively contributed to relative performance against the benchmark. An overweight to Switzerland relative to the benchmark added to performance, while an underweight to Sweden and an overweight to Netherlands detracted from performance relative to the benchmark.

On a long-term basis, we believe that focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective.

Thank you for allowing us to assist you with your investment needs.

5

USAA Global Equity Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	8/7/15
	Net Asset Value	MSCI World High Dividend Yield Index[1]	Lipper Global Equity Income Funds Index[2]
One Year	–4.82%	–3.38%	–3.81%
Five Year	5.88%	4.83%	4.59%
Since Inception	6.02%	6.02%	5.53%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Global Equity Income Fund — Growth of $10,000

*Inception Date for the Global Equity Income Fund is 8/7/15.

1The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Global Equity Income Funds Index measures the Fund's performance to that of the Lipper Global Equity Income Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Global Equity Income Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks total return with an emphasis on current income.

Sector Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Australia (0.3%):
Consumer Staples (0.3%):
Coles Group Ltd.	13,421	$164
Austria (0.5%):
Energy (0.3%):
OMV AG	3,562	173
Utilities (0.2%):
Verbund AG	1,433	124
		297
Belgium (0.1%):
Communication Services (0.1%):
Telenet Group Holding NV	4,803	74
Canada (5.8%):
Consumer Discretionary (0.4%):
Dollarama, Inc.	3,899	225
Consumer Staples (0.1%):
Metro, Inc.	1,399	73
Energy (0.7%):
Canadian Natural Resources Ltd. (a)	5,789	327
Tourmaline Oil Corp.	1,811	80
		407
Financials (3.9%):
Bank of Montreal	5,065	480
Great-West Lifeco, Inc.	12,484	341
IGM Financial, Inc.	10,340	315
Manulife Financial Corp.	13,254	262
Royal Bank of Canada	771	78
Sun Life Financial, Inc.	6,426	310
The Toronto-Dominion Bank	5,611	374
		2,160
Materials (0.4%):
West Fraser Timber Co. Ltd.	3,194	240
Utilities (0.3%):
Canadian Utilities Ltd. Class A (a)	6,500	170
		3,275
Denmark (1.6%):
Consumer Staples (0.3%):
Carlsberg AS Class B	1,028	145
Health Care (1.1%):
Coloplast A/S Class B	1,119	129
Novo Nordisk A/S Class B	3,439	486
		615
See notes to financial statements.

8

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.2%):
Novozymes A/S B Shares	2,896	$140
		900
Finland (0.1%):
Communication Services (0.1%):
Elisa Oyj	1,132	64
France (1.7%):
Consumer Discretionary (0.4%):
Hermes International	123	222
Consumer Staples (0.4%):
L'Oreal SA	604	239
Health Care (0.4%):
Sanofi	2,432	227
Industrials (0.5%):
Bouygues SA	8,738	296
		984
Germany (2.3%):
Consumer Discretionary (0.2%):
Volkswagen AG Preference Shares	947	129
Financials (1.0%):
Allianz SE Registered Shares	2,330	547
Industrials (0.3%):
Deutsche Post AG Registered Shares	4,390	185
Utilities (0.8%):
E.ON SE	22,291	243
RWE AG	5,078	216
		459
		1,320
Hong Kong (0.3%):
Utilities (0.3%):
Power Assets Holdings Ltd.	26,500	142
Ireland (0.2%):
Health Care (0.2%):
Medtronic PLC	1,251	104
Italy (0.5%):
Utilities (0.5%):
Snam SpA	28,565	140
Terna — Rete Elettrica Nazionale	19,120	144
		284
Japan (8.5%):
Communication Services (1.3%):
KDDI Corp.	11,200	328

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Nippon Telegraph & Telephone Corp.	14,000	$406
		734
Consumer Discretionary (0.6%):
Iida Group Holdings Co. Ltd.	10,900	181
ZOZO, Inc.	6,800	151
		332
Consumer Staples (0.2%):
Seven & i Holdings Co. Ltd.	3,400	152
Financials (2.3%):
Japan Post Holdings Co. Ltd.	24,600	219
ORIX Corp.	9,100	163
Resona Holdings, Inc.	29,800	164
Sumitomo Mitsui Financial Group, Inc.	10,000	437
Tokio Marine Holdings, Inc.	14,200	301
		1,284
Health Care (0.2%):
Hoya Corp.	1,100	109
Industrials (2.1%):
ITOCHU Corp. (a)	8,200	245
Kajima Corp.	13,900	166
Mitsubishi Corp.	7,200	245
Mitsui & Co. Ltd.	6,700	188
Mitsui Osk Lines Ltd. (a)	12,900	337
		1,181
Information Technology (1.3%):
FUJIFILM Holdings Corp.	2,200	103
Fujitsu Ltd.	1,100	141
Nomura Research Institute Ltd.	9,300	208
Oracle Corp.	2,100	143
Seiko Epson Corp.	10,800	149
		744
Materials (0.5%):
Nissan Chemical Corp.	1,300	57
Sumitomo Metal Mining Co. Ltd.	5,700	212
		269
		4,805
Netherlands (2.7%):
Communication Services (0.3%):
Koninklijke KPN NV	56,389	193
Consumer Staples (0.5%):
Koninklijke Ahold Delhaize NV	9,229	293
Industrials (0.6%):
Wolters Kluwer NV	3,057	354

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.4%):
ASML Holding NV	338	$208
Materials (0.9%):
LyondellBasell Industries NV Class A	4,968	477
		1,525
Norway (0.7%):
Materials (0.7%):
Yara International ASA	8,152	388
Singapore (0.3%):
Financials (0.3%):
Singapore Exchange Ltd.	26,400	171
Spain (0.2%):
Utilities (0.2%):
Enagas SA	6,585	118
Switzerland (5.2%):
Communication Services (0.3%):
Swisscom AG Registered Shares	281	173
Consumer Discretionary (0.3%):
Garmin Ltd.	1,881	185
Consumer Staples (0.8%):
Nestle SA Registered Shares	4,121	464
Financials (1.1%):
Partners Group Holding AG	207	196
Zurich Insurance Group AG	843	400
		596
Health Care (1.8%):
Novartis AG Registered Shares	8,016	675
Roche Holding AG	1,109	320
		995
Industrials (0.6%):
Geberit AG Registered Shares	391	211
SGS SA Registered Shares	58	133
		344
Materials (0.3%):
Holcim AG	2,542	157
		2,914
United Kingdom (1.4%):
Consumer Staples (0.5%):
British American Tobacco PLC	6,605	250
Health Care (0.2%):
GSK PLC	7,672	131

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.5%):
RELX PLC	8,774	$265
Information Technology (0.2%):
The Sage Group PLC	13,234	119
		765
United States (67.1%):
Communication Services (2.7%):
AT&T, Inc.	17,682	334
Omnicom Group, Inc.	2,898	263
Sirius XM Holdings, Inc. (a)	52,800	232
The Interpublic Group of Cos., Inc.	6,559	233
Verizon Communications, Inc.	12,118	470
		1,532
Consumer Discretionary (6.3%):
Best Buy Co., Inc.	6,512	541
Genuine Parts Co.	3,134	554
Lowe's Cos., Inc.	2,334	480
McDonald's Corp.	1,375	363
Starbucks Corp.	1,909	195
Target Corp.	2,559	431
The Home Depot, Inc.	2,478	735
Tractor Supply Co.	607	142
Whirlpool Corp.	913	126
		3,567
Consumer Staples (5.9%):
Campbell Soup Co.	4,710	247
Colgate-Palmolive Co.	3,883	285
Conagra Brands, Inc.	4,889	178
General Mills, Inc.	5,218	415
Kellogg Co.	2,072	137
Kimberly-Clark Corp.	745	93
Philip Morris International, Inc.	5,392	525
The Coca-Cola Co.	4,366	260
The Hershey Co.	921	219
The Kroger Co.	4,347	188
The Procter & Gamble Co.	3,817	525
Tyson Foods, Inc. Class A	3,145	186
Walgreens Boots Alliance, Inc.	2,368	84
		3,342
Energy (4.9%):
ConocoPhillips	3,019	312
Coterra Energy, Inc.	9,749	244
Devon Energy Corp.	7,268	392
EOG Resources, Inc.	3,250	367
Exxon Mobil Corp.	6,545	719
Marathon Petroleum Corp.	2,539	314

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Valero Energy Corp.	2,855	$376
		2,724
Financials (8.2%):
Aflac, Inc.	3,700	252
Ameriprise Financial, Inc.	1,027	352
Aon PLC Class A	528	161
Erie Indemnity Co. Class A	1,217	286
Fifth Third Bancorp	3,438	125
Huntington Bancshares, Inc.	8,192	125
JPMorgan Chase & Co.	5,886	844
M&T Bank Corp.	1,009	157
MetLife, Inc.	4,221	303
Morgan Stanley	3,816	368
MSCI, Inc.	554	289
Regions Financial Corp.	21,174	494
T. Rowe Price Group, Inc.	1,677	188
The Allstate Corp.	2,096	270
The Goldman Sachs Group, Inc.	866	305
The PNC Financial Services Group, Inc.	579	91
		4,610
Health Care (9.3%):
Abbott Laboratories	1,054	107
AbbVie, Inc.	2,831	436
AmerisourceBergen Corp.	550	86
Amgen, Inc.	1,014	235
Bristol-Myers Squibb Co.	3,256	225
Cardinal Health, Inc.	6,211	470
Cigna Corp.	918	268
CVS Health Corp.	2,028	169
Danaher Corp.	534	132
Elevance Health, Inc.	784	368
Eli Lilly & Co.	1,775	552
Johnson & Johnson	4,762	730
Pfizer, Inc.	7,704	313
Quest Diagnostics, Inc.	1,116	154
Stryker Corp.	460	121
Thermo Fisher Scientific, Inc.	258	140
UnitedHealth Group, Inc.	1,573	749
		5,255
Industrials (7.5%):
3M Co.	3,247	350
C.H. Robinson Worldwide, Inc.	1,412	141
Cummins, Inc.	1,636	398
Fastenal Co.	5,169	267
Honeywell International, Inc.	956	183
Illinois Tool Works, Inc.	1,208	282
Lockheed Martin Corp.	1,620	768
PACCAR, Inc.	4,305	311

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Republic Services, Inc.	668	$86
Rockwell Automation, Inc.	522	154
Snap-on, Inc.	700	174
Union Pacific Corp.	547	113
United Parcel Service, Inc. Class B	2,937	536
W.W. Grainger, Inc.	566	378
Waste Management, Inc.	482	72
		4,213
Information Technology (16.4%):
Apple, Inc.	13,006	1,917
Automatic Data Processing, Inc.	638	140
Broadcom, Inc.	1,010	600
Cisco Systems, Inc.	15,213	737
Hewlett Packard Enterprise Co.	18,838	294
HP, Inc.	19,588	578
Intel Corp.	4,699	117
Juniper Networks, Inc.	4,700	145
Mastercard, Inc. Class A	1,954	694
Microsoft Corp.	6,384	1,592
Motorola Solutions, Inc.	534	141
NetApp, Inc.	3,825	247
Oracle Corp.	2,079	182
Paychex, Inc.	3,287	363
QUALCOMM, Inc.	1,417	175
Texas Instruments, Inc.	4,024	690
The Western Union Co.	36,359	471
Visa, Inc. Class A	758	167
		9,250
Materials (2.5%):
Air Products and Chemicals, Inc.	307	88
CF Industries Holdings, Inc.	5,454	468
Nucor Corp.	2,201	369
Packaging Corp. of America	1,672	229
RPM International, Inc.	1,083	96
The Sherwin-Williams Co.	747	165
		1,415
Utilities (3.4%):
American Electric Power Co., Inc.	3,126	275
Duke Energy Corp.	4,672	440
OGE Energy Corp.	6,617	236
Sempra Energy	885	133
The Southern Co.	6,817	430
UGI Corp.	10,472	390
		1,904
		37,812
Total Common Stocks (Cost $46,953)		56,106

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.4%)^
United States (0.4%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (b)	61,563	$61
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (b)	61,563	61
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (b)	61,563	62
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class 4.41% (b)	61,563	62
Total Collateral for Securities Loaned (Cost $246)		246
Total Investments (Cost $47,199) — 99.9%		56,352
Other assets in excess of liabilities — 0.1%		39
NET ASSETS — 100.00%		$56,391

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on February 28, 2023.

PLC — Public Limited Company

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Global Equity Income Fund
Assets:
Investments, at value (Cost $47,199)	$56,352	(a)
Foreign currency, at value (Cost $5)	5
Cash	115
Receivables:
Interest and dividends	99
Capital shares issued	16
Reclaims	135
From Adviser	16
Prepaid expenses	2
Total Assets	56,740
Liabilities:
Payables:
Collateral received on loaned securities	246
Capital shares redeemed	2
Accrued expenses and other payables:
Investment advisory fees	23
Administration fees	6
Custodian fees	2
Transfer agent fees	7
Compliance fees	—	(b)
Trustees' fees	2
Other accrued expenses	61
Total Liabilities	349
Net Assets:
Capital	46,933
Total accumulated earnings/(loss)	9,458
Net Assets	$56,391
Net Assets
Fund Shares	$56,391
Total	$56,391
Shares (unlimited number of shares authorized with no par value):
Fund Shares	5,323
Total	5,323
Net asset value, offering and redemption price per share: (c)
Fund Shares	$10.59

(a)  Includes $1,198 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Global Equity Income Fund
	11 Months Ended February 28, 2023(a)		Year Ended March 31, 2022
Investment Income:
Dividends	$1,569		$1,836
Interest	1		—
Securities lending (net of fees)	20		3
Foreign tax withholding	(71)		(87)
Total Income	1,519		1,752
Expenses:
Investment advisory fees	288		357
Administration fees — Fund Shares	79		97
Administration fees — Institutional Shares	—	(b)(c)	—	(b)
Sub-Administration fees	21		23
Custodian fees	11		23
Transfer agent fees — Fund Shares	80		91
Transfer agent fees — Institutional Shares	—	(b)(c)	—	(b)
Trustees' fees	48		48
Compliance fees	—	(b)	—	(b)
Legal and audit fees	78		52
State registration and filing fees	36		25
Interfund lending fees	—		—	(b)
Interest fees	—		1
Other expenses	39		50
Total Expenses	680		767
Expenses waived/reimbursed by Adviser	(129)		(81)
Net Expenses	551		686
Net Investment Income (Loss)	968		1,066
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	511		9,064
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(5,908)		(2,170)
Net realized/unrealized gains (losses) on investments	(5,397)		6,894
Change in net assets resulting from operations	$(4,429)		$7,960

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

(c)  Institutional Shares activity is for the period April 1, 2022 to November 29, 2022 (date of termination).

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Global Equity Income Fund
	11 Months Ended February 28, 2023(a)		Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$968		$1,066	$1,215
Net realized gains (losses)	511		9,064	(359)
Net change in unrealized appreciation/depreciation	(5,908)		(2,170)	25,890
Change in net assets resulting from operations	(4,429)		7,960	26,746
Distributions to Shareholders:
Fund Shares	(4,646)		(5,752)	(1,102)
Institutional Shares	(1	)(b)	(2)	(89)
Change in net assets resulting from distributions to shareholders	(4,647)		(5,754)	(1,191)
Change in net assets resulting from capital transactions	1,037		(13,488)	(14,549)
Change in net assets	(8,039)		(11,282)	11,006
Net Assets:
Beginning of period	64,430		75,712	64,706
End of period	$56,391		$64,430	$75,712
Capital Transactions:
Fund Shares
Proceeds from shares issued	$3,496		$5,342	$5,174
Distributions reinvested	4,613		5,728	921
Cost of shares redeemed	(7,021)		(18,352)	(20,644)
Total Fund Shares	$1,088		$(7,282)	$(14,549)
Institutional Shares
Proceeds from shares issued	$20	(b)	$60	$—
Distributions reinvested	1	(b)	2	—
Cost of shares redeemed	(72	)(b)	(6,268)	—
Total Institutional Shares	$(51)		$(6,206)	$—
Change in net assets resulting from capital transactions	$1,037		$(13,488)	$(14,549)
Share Transactions:
Fund Shares
Issued	314		422	499
Reinvested	428		455	90
Redeemed	(631)		(1,457)	(1,981)
Total Fund Shares	111		(580)	(1,392)
Institutional Shares
Issued	2	(b)	5	—
Reinvested	—	(b)(c)	— (c)	—
Redeemed	(7	)(b)	(500)	—
Total Institutional Shares	(5)		(495)	—
Change in Shares	106		(1,075)	(1,392)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period April 1, 2022 to November 29, 2022 (date of termination).

(c)  Rounds to less than 1 thousand shares.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Global Equity Income Fund
	Fund Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$12.35	$12.03	$8.42		$10.51		$10.88		$10.42
Investment Activities:
Net investment income (loss)	0.19 (b)	0.21 (b)	0.17	(b)	0.24	(b)	0.27		0.23
Net realized and unrealized gains (losses)	(1.04)	1.27	3.61		(1.57)		0.06		0.54
Total from Investment Activities	(0.85)	1.48	3.78		(1.33)		0.33		0.77
Distributions to Shareholders from:
Net investment income	(0.19)	(0.23)	(0.17)		(0.22)		(0.27)		(0.23)
Net realized gains	(0.72)	(0.93)	—		(0.54)		(0.43)		(0.08)
Total Distributions	(0.91)	(1.16)	(0.17)		(0.76)		(0.70)		(0.31)
Net Asset Value, End of Period	$10.59	$12.35	$12.03		$8.42		$10.51		$10.88
Total Return (c) (d)	(6.86)%	12.28%	45.23%		(14.02)%		3.43%		7.41%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.05%	1.04%	1.03%		1.00%		1.03	%(i)	1.05%
Net Investment Income (Loss) (e)	1.84%	1.63%	1.65%		2.30%		2.56%		2.17%
Gross Expenses (e) (f)	1.26%	1.15%	1.18%		1.14%		1.10%		1.05%
Supplemental Data:
Net Assets at end of period (000's)	$56,391	$64,374	$69,690		$60,491		$75,086		$96,101
Portfolio Turnover (c)	28%	31%	46	%(j)	109	%(k)	15%		22%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Prior to August 1, 2018, USAA Asset Management Company (previous investment Adviser) voluntarily agreed to limit the annual expenses of the Fund Shares to 1.20% of the Fund Shares' average daily net assets.

(j)  Reflects a return to normal trading levels after a prior year transition or asset allocation shift.

(k)  Reflects increased trading activity due to transition or asset allocation shift.

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Global Equity Income Fund (the "Fund"). The Fund offers one class of shares: Fund Shares. Effective November 29, 2022, the Institutional Shares were liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$41,851	$14,255	$—	$56,106
Collateral for Securities Loaned	246	—	—	246
Total	$42,097	$14,255	$—	$56,352

As of February 28, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of February 28, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$1,198	$1,330	$246

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$15,992	$18,222

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of the largest funds within the Lipper Global Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2022, to February 28, 2023, performance adjustments were $24 thousand for Fund Shares. Performance adjustments were 0.05% for Fund Shares. For the period April 1, 2022, to November 29, 2022, performance adjustments were less than $1 thousand for Institutional Shares. Performance adjustments were 0.04% for Institutional Shares. For the period April 1, 2021, to March 31, 2022, performance adjustments were $28 and $1 for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were 0.04% and 0.22% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 1.00%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023*	Expires 2024	Expires 2025	Expires 2026	Total
$15	$100	$67	$110	$292

*  Amount expired on March 31, 2023.

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$93	$117	$81	$291

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31, 2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Fund did not utilize or participate in the Facility during the 11 months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,888	1	0.57%	$3,888

*  Based on the number of days borrowings were outstanding for the year ended March 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$1,409	$3,238	$4,647	$4,647

Year Ended March 31, 2022				Year Ended March 31, 2021
Distributions Paid From				Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$1,240	$4,514	$5,724	$5,754	$1,191	$1,191

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$171	$(7)	$215	$379	$9,079	$9,458

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company.

As of February 28, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$47,273	$11,319	$(2,240)	$9,079

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Global Equity Income Fund	Victory Global Equity Income Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Global Equity Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

30

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,040.20	$1,019.59	$5.31	$5.26	1.05%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
82%	100%	$415	$3,239

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Global Equity Income Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and above the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

42

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

98354-0423

February 28, 2023

Annual Report

USAA New York Bond Fund

(Also Known as Victory New York Bond Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory New York Bond Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)	31
Trustee and Officer Information	31
Proxy Voting and Portfolio Holdings Information	37
Expense Examples	37
Additional Federal Income Tax Information	38
Advisory Contract Renewal	39
Liquidity Risk Management Program	42
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

2

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA New York Bond Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns overall during the 11-month reporting period ended February 28, 2023. [The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023.] Negative returns for the reporting period were attributable to a combination of factors, including the U.S. Federal Reserve's (the "Fed") prolonged fight to reduce inflation through interest rate increases and significant investor outflows from municipal bond funds. The reporting period was also highlighted by material volatility in the municipal market, as market participants often strongly reacted to Fed actions and comments, as well as economic data release, in an attempt to determine the future path of interest rates. The overall returns on the Bloomberg Municipal Bond Index for the reporting period was -1.92%, with significant ups and downs throughout the period.

While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term. We believe municipal bonds continue to represent an attractive investment opportunity on a relative basis. At the end of February 2023, the yield on the Bloomberg Municipal Bond Index was 3.62%, which is a taxable-equivalent yield of 6.12% (in the highest tax bracket). After factoring in the benefit of the tax exemption, municipal bonds look attractive vs. the (taxable) Bloomberg U.S. Aggregate Bond Index, which yielded 4.81% at the end of February 2023.

•  How did the USAA New York Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the 11-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -4.38%, -4.34%, and -4.56%, respectively, versus an average return of -4.04% for the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of -3.74% for the Lipper New York Municipal Debt Funds Index, and -1.92% for the Bloomberg Municipal Bond Index.

•  What are the conditions in the state of New York?

New York State boasts a diverse and substantial economic base including a sizable population of just under 20 million. Economic growth continues, albeit slower than the national norm. Employment numbers have steadily increased while remaining below pre-pandemic levels. New York City anchors the state's economic base serving as a center for world trade and culture. Uncertainty, however, is noted as workers have been reticent post-pandemic in returning to offices causing a headwind for economic activity.

The state's financial performance has generally been balanced in large part due to sound financial practices including multi-year budgeting coupled with quarterly adjustments. Based on mid-year data, budgetary performance remains satisfactory, but less than stellar capital markets could possibly create a drag on capital gains causing personal income tax receipts to lag. Nevertheless, robust reserves are available to offset unforeseen

4

USAA New York Bond Fund

Manager's Commentary (continued)

challenges to the financial plan. Vital agencies, such as the Metropolitan Transportation Authority, may require additional state support until operations fully recover from the pandemic. The state's economic and financial resources continue to be more than sufficient

General obligation bonds issued by the state of New York carry strong ratings of Aa1 (stable outlook) by Moody's, AA+ (stable outlook) by Standard & Poor's, and AA+ (stable outlook) by Fitch.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography.

Thank you for allowing us to assist you with your investment needs.

5

USAA New York Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Index[1]	Lipper New York Municipal Debt Funds Index[2]
One Year	–7.72%	–7.67%	–7.91%	–9.97%	–5.10%	–7.12%
Five Year	0.96%	NA	0.74%	0.29%	1.66%	1.34%
Ten Year	1.59%	NA	1.35%	1.12%	2.11%	1.75%
Since Inception	NA	–1.63%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA New York Bond Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

2The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA New York Bond Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

Top 10 Industries:

February 28, 2023

(% of Net Assets)

Medical	15.5%
General	14.9%
Higher Education	14.9%
General Obligation	10.3%
Education	9.4%
Transportation	7.4%
Development	4.7%
Water	3.9%
Nursing Homes	3.9%
Utilities	2.5%

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.0%) (a)
Utilities (0.0%):
CMS Liquidating Trust (b) (c)	200	$10
Total Common Stocks (Cost $64)		10
Municipal Bonds (98.9%)
New York (93.9%):
Albany Capital Resource Corp. Revenue, 5.00%, 6/1/49, Continuously Callable @100	$1,500	1,315
Albany County Airport Authority Revenue, Series A, 5.00%, 12/15/48, Continuously Callable @100	1,000	1,031
Allegany County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/52, Continuously Callable @100	1,000	937
Brookhaven Local Development Corp. Revenue
5.25%, 11/1/36, Continuously Callable @100	1,500	1,503
4.00%, 10/1/45, Continuously Callable @100	1,000	913
Series B, 4.00%, 11/1/55, Continuously Callable @102	1,000	754
Broome County Local Development Corp. Revenue, 4.00%, 1/1/47, Continuously Callable @103	500	376
Buffalo & Erie County Industrial Land Development Corp. Revenue
5.00%, 7/1/40, Continuously Callable @100	2,000	1,595
5.00%, 8/1/52, Continuously Callable @100	1,000	883
Series A, 5.00%, 6/1/35, Continuously Callable @103	1,000	1,019
Build NYC Resource Corp. Revenue
5.00%, 6/1/40, Continuously Callable @100	700	711
5.00%, 7/1/41, Continuously Callable @100	500	491
4.00%, 8/1/42, Continuously Callable @100	1,000	915
5.50%, 4/1/43, Continuously Callable @100	1,000	1,000
5.00%, 7/1/45, Continuously Callable @100	2,000	2,022
5.00%, 11/1/47	2,000	2,182
5.00%, 6/1/48, Continuously Callable @102	2,000	1,982
4.00%, 7/1/49, Continuously Callable @100	500	452
5.75%, 6/1/52, Continuously Callable @100 (d)	750	750
5.00%, 7/1/56, Continuously Callable @100	500	480
5.75%, 6/1/62, Continuously Callable @100 (d)	250	249
Bushnell's Basin Fire Association, Inc. Revenue, 3.00%, 11/1/30	2,220	2,084
City of Elmira, GO, 5.00%, 7/1/35, Continuously Callable @100	1,575	1,700
City of Long Beach NY, GO (INS — Build America Mutual Assurance Co.), Series B, 4.63%, 7/15/52, Continuously Callable @100	2,000	1,940
City of New York, GO
Series B-1, 5.25%, 10/1/42, Continuously Callable @100	1,000	1,121
Series B-1, 5.25%, 10/1/47, Continuously Callable @100	500	555
Series B-3, 3.08%, 10/1/46, Continuously Callable @100 (e)	3,300	3,300
Series D-1, 4.00%, 12/1/43, Continuously Callable @100	4,000	3,840
City of Newburgh, GO, Series A, 5.00%, 6/15/23, Continuously Callable @100	825	826

See notes to financial statements.

8

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Poughkeepsie, GO
4.00%, 4/15/27	$235	$237
4.00%, 4/15/28	125	126
4.00%, 4/15/29	125	125
4.00%, 4/15/30	135	135
City of Yonkers, GO (INS — Assured Guaranty Municipal Corp.), Series A, 3.00%, 7/1/25, Continuously Callable @100	665	659
County of Nassau, GO, Series A, 5.00%, 1/1/38, Continuously Callable @100	1,000	1,044
County of Nassau, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 4/1/38, Continuously Callable @100	1,000	1,002
Dutchess County Local Development Corp. Revenue
5.00%, 7/1/46, Continuously Callable @100	600	602
Series A, 5.00%, 7/1/45, Continuously Callable @100	2,000	2,030
Series B, 4.00%, 7/1/41, Continuously Callable @100	2,000	1,755
Series B, 4.00%, 7/1/49, Continuously Callable @100	1,750	1,448
Genesee County Funding Corp. Revenue, Series A, 5.25%, 12/1/52, Continuously Callable @100	750	756
Hempstead Town Local Development Corp. Revenue
5.00%, 7/1/47, Continuously Callable @100	600	614
5.00%, 7/1/48, Continuously Callable @100	300	300
Hudson Yards Infrastructure Corp. Revenue, Series A, 4.00%, 2/15/44, Continuously Callable @100	2,000	1,933
Jefferson County Civic Facility Development Corp. Revenue, 4.00%, 11/1/47, Continuously Callable @100	1,000	760
Long Island Power Authority Revenue
Series A, 5.00%, 9/1/44, Continuously Callable @100	2,000	2,024
Series B, 5.00%, 9/1/41, Continuously Callable @100	1,000	1,035
Metropolitan Transportation Authority Revenue
Series A-1, 5.25%, 11/15/56, Continuously Callable @100	1,000	1,004
Series B, 4.00%, 11/15/50, Continuously Callable @100	1,000	824
Series D-1, 5.00%, 11/15/34, Continuously Callable @100	3,000	3,060
Series D-3, 4.00%, 11/15/49, Continuously Callable @100	2,000	1,662
Monroe County Industrial Development Corp. Revenue
5.00%, 12/1/46, Continuously Callable @100	1,500	1,466
4.00%, 12/1/46, Continuously Callable @100	2,000	1,680
4.00%, 10/1/47, Continuously Callable @100	1,000	856
5.00%, 6/1/59, Continuously Callable @100 (d)	1,000	943
Series A, 5.00%, 12/1/37, Continuously Callable @100	1,000	1,000
Series A, 5.00%, 12/1/42, Continuously Callable @100	2,000	2,000
Series C, 4.00%, 7/1/43, Continuously Callable @100	1,000	951
Monroe County Industrial Development Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 1/15/38, Continuously Callable @100	500	505
New York City Housing Development Corp. Revenue, Series K, 4.20%, 11/1/58, Continuously Callable @100	2,990	2,595
New York City Industrial Development Agency Revenue, 4.00%, 3/1/45, Continuously Callable @100	1,005	915
New York City Industrial Development Agency Revenue (INS — Assured Guaranty Municipal Corp.), 2.25%, 10/1/29	1,025	969

See notes to financial statements.

9

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York City Municipal Water Finance Authority Revenue, Series DD, 3.08%, 6/15/33, Continuously Callable @100 (e)	$4,800	$4,800
New York City Transitional Finance Authority Building Aid Revenue, Series S, 4.00%, 7/15/45, Continuously Callable @100	2,000	1,916
New York City Transitional Finance Authority Future Tax Secured Revenue
4.00%, 8/1/41, Continuously Callable @100	1,000	973
4.00%, 11/1/42, Continuously Callable @100	2,000	1,932
Series B, 4.00%, 8/1/41, Continuously Callable @100	1,000	973
Series D-1, 5.00%, 11/1/46, Continuously Callable @100	2,000	2,160
Series D3, 2.15%, 2/1/44, Continuously Callable @100 (e)	300	300
New York City Trust for Cultural Resources Revenue, 4.00%, 7/1/46, Continuously Callable @100	1,000	929
New York Convention Center Development Corp. Revenue
5.00%, 11/15/45, Continuously Callable @100	500	506
Series S, 11/15/37 (f)	1,000	503
New York Convention Center Development Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 11/15/48 (f)	2,000	503
New York Liberty Development Corp. Revenue
5.25%, 10/1/35	2,500	2,796
5.50%, 10/1/37	560	630
5.00%, 11/15/44, Continuously Callable @100 (d)	1,000	959
2.80%, 9/15/69, Continuously Callable @100	1,500	1,346
New York State Dormitory Authority Revenue
5.00%, 7/1/34, Continuously Callable @100	500	512
5.00%, 12/1/37, Continuously Callable @100 (d)	1,300	1,257
4.00%, 8/1/38, Continuously Callable @100	2,000	1,752
6.00%, 7/1/40, Continuously Callable @100 (d)	2,900	2,592
5.00%, 5/1/43, Continuously Callable @100	1,000	1,011
5.75%, 7/1/43, Continuously Callable @100	1,000	1,005
3.50%, 7/1/44, Continuously Callable @100	1,000	842
5.00%, 7/1/48, Pre-refunded 7/1/28 @ 100	430	475
5.00%, 7/1/48, Continuously Callable @100	570	596
4.00%, 3/15/49, Continuously Callable @100	750	702
5.00%, 7/1/51, Continuously Callable @100	725	718
5.00%, 7/1/57, Continuously Callable @100	1,000	952
Series A, 5.00%, 5/1/38, Continuously Callable @100	500	500
Series A, 4.00%, 7/1/43, Continuously Callable @100	2,000	1,800
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,500	1,503
Series A, 4.00%, 7/1/45, Continuously Callable @100	2,250	2,121
Series A, 4.00%, 3/15/48, Continuously Callable @100	3,000	2,786
Series A, 4.00%, 3/15/49, Continuously Callable @100	1,500	1,415
Series A, 4.00%, 9/1/50, Continuously Callable @100	500	406
Series A-1, 4.00%, 7/1/45, Continuously Callable @100	3,000	2,792
Series C, 4.00%, 7/1/47, Continuously Callable @100	1,000	937
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.)
Series 1, 5.50%, 7/1/40	2,000	2,411
Series A, 5.50%, 5/15/30	3,275	3,848
New York State Dormitory Authority Revenue (NBGA — State of New York Mortgage Agency), 5.00%, 6/1/33, Continuously Callable @100	1,990	1,993

See notes to financial statements.

10

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York State Thruway Authority Revenue
Series A, 4.00%, 1/1/56, Continuously Callable @100	$1,000	$899
Series B, 4.00%, 1/1/50, Continuously Callable @100	1,000	906
Oneida County Local Development Corp. Revenue, 4.00%, 7/1/39, Continuously Callable @100	750	652
Onondaga Civic Development Corp. Revenue
5.00%, 10/1/40, Continuously Callable @100	1,000	926
5.00%, 1/1/43, Continuously Callable @100	740	753
Onondaga County Trust for Cultural Resources Revenue, 5.00%, 5/1/40, Continuously Callable @100	800	808
Southold Local Development Corp. Revenue, 5.00%, 12/1/45, Continuously Callable @100	1,000	917
St. Lawrence County Industrial Development Agency Revenue
4.00%, 7/1/43, Continuously Callable @100	500	466
5.00%, 9/1/47, Continuously Callable @100	1,770	1,760
5.25%, 7/1/52, Continuously Callable @100	1,000	1,057
State of New York Mortgage Agency Revenue, Series 211, 3.80%, 10/1/48, Continuously Callable @100	1,370	1,309
Suffolk County Economic Development Corp. Revenue, Series C, 5.00%, 7/1/33, Continuously Callable @100	250	255
Tompkins County Development Corp. Revenue, 5.00%, 7/1/44, Continuously Callable @100	1,375	1,328
Triborough Bridge & Tunnel Authority Revenue
Series A, 4.00%, 11/15/52, Continuously Callable @100	3,000	2,802
Series B, 11/15/32 (f)	1,000	724
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	1,000	1,013
Westchester County Healthcare Corp. Revenue, Series B, 6.00%, 11/1/30, Continuously Callable @100	125	125
Westchester County Local Development Corp. Revenue
5.00%, 7/1/42, Continuously Callable @104	450	458
5.00%, 11/1/46, Continuously Callable @100	1,000	959
5.00%, 6/1/47, Continuously Callable @100	1,000	1,002
5.00%, 1/1/51, Continuously Callable @103	1,000	944
Westchester Tobacco Asset Securitization Revenue, Series B, 5.00%, 6/1/41, Continuously Callable @100	500	509
		150,665
Guam (5.0%):
Antonio B. Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.75%, 10/1/43, Pre-refunded 10/1/23 @ 100	1,000	1,014
Guam Government Waterworks Authority Revenue
5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	1,000	1,007
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,009
Series A, 5.00%, 7/1/35, Continuously Callable @100	500	503
Guam Power Authority Revenue
Series A, 5.00%, 10/1/37, Continuously Callable @100	1,165	1,190
Series A, 5.00%, 10/1/41, Continuously Callable @100	1,250	1,291
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/39, Continuously Callable @100	500	511
See notes to financial statements.

11

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Territory of Guam Revenue
Series A, 5.00%, 12/1/46, Continuously Callable @100	$500	$494
Series D, 5.00%, 11/15/39, Continuously Callable @100	1,000	1,006
		8,025
Total Municipal Bonds (Cost $168,669)		158,690
Total Investments (Cost $168,733) — 98.9%		158,700
Other assets in excess of liabilities — 1.1%		1,801
NET ASSETS — 100.00%		$160,501

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements).

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $6,750 thousands and amounted to 4.2% of net assets.

(e)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Zero-coupon bond.

AMBAC — American Municipal Bond Assurance Corporation

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA New York Bond Fund
Assets:
Investments, at value (Cost $168,733)	$158,700
Cash	141
Receivables:
Interest	1,888
Capital shares issued	14
From Adviser	9
Prepaid expenses	—	(a)
Total Assets	160,752
Liabilities:
Payables:
Distributions	69
Capital shares redeemed	57
Accrued expenses and other payables:
Investment advisory fees	49
Administration fees	18
Custodian fees	—	(a)
Transfer agent fees	6
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	—	(a)
Other accrued expenses	52
Total Liabilities	251
Net Assets:
Capital	176,329
Total accumulated earnings/(loss)	(15,828)
Net Assets	$160,501
Net Assets
Fund Shares	$139,084
Institutional Shares	20,352
Class A	1,065
Total	$160,501
Shares (unlimited number of shares authorized with no par value):
Fund Shares	13,157
Institutional Shares	1,927
Class A	101
Total	15,185
Net asset value, offering and redemption price per share: (b)
Fund Shares	$10.57
Institutional Shares	10.56
Class A	10.55
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.79

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA New York Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Interest	$6,073	$7,067
Total Income	6,073	7,067
Expenses:
Investment advisory fees	630	808
Administration fees — Fund Shares	202	307
Administration fees — Institutional Shares	20	8
Administration fees — Class A	2	3
Sub-Administration fees	22	23
12b-1 fees — Class A	3	5
Custodian fees	2	10
Transfer agent fees — Fund Shares	46	53
Transfer agent fees — Institutional Shares	20	8
Transfer agent fees — Class A	1	2
Trustees' fees	46	48
Compliance fees	1	1
Legal and audit fees	66	50
State registration and filing fees	1	1
Other expenses	35	57
Recoupment of prior expenses waived/reimbursed by Adviser	— (b)	—
Total Expenses	1,097	1,384
Expenses waived/reimbursed by Adviser	(67)	(5)
Net Expenses	1,030	1,379
Net Investment Income (Loss)	5,043	5,688
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(2,411)	(316)
Net change in unrealized appreciation/depreciation on investment securities	(11,285)	(12,062)
Net realized/unrealized gains (losses) on investments	(13,696)	(12,378)
Change in net assets resulting from operations	$(8,653)	$(6,690)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA New York Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$5,043	$5,688	$6,228
Net realized gains (losses)	(2,411)	(316)	(460)
Net change in unrealized appreciation/ depreciation	(11,285)	(12,062)	5,952
Change in net assets resulting from operations	(8,653)	(6,690)	11,720
Distributions to Shareholders:
Fund Shares	(4,360)	(5,434)	(5,993)
Institutional Shares	(648)	(228)	(55	)(b)
Class A	(34)	(48)	(172)
Change in net assets resulting from distributions to shareholders	(5,042)	(5,710)	(6,220)
Change in net assets resulting from capital transactions	(19,260)	(10,562)	(13,646)
Change in net assets	(32,955)	(22,962)	(8,146)
Net Assets:
Beginning of period	193,456	216,418	224,564
End of period	$160,501	$193,456	$216,418

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA New York Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$8,630	$12,790	$20,168
Distributions reinvested	3,554	4,576	4,938
Cost of shares redeemed	(31,474)	(43,318)	(41,447)
Total Fund Shares	$(19,290)	$(25,952)	$(16,341)
Institutional Shares
Proceeds from shares issued	$8,388	$20,383	$3,777	(b)
Distributions reinvested	644	227	55	(b)
Cost of shares redeemed	(8,459)	(601)	(874	)(b)
Total Institutional Shares	$573	$20,009	$2,958
Class A
Proceeds from shares issued	$55	$543	$6,686
Distributions reinvested	31	45	46
Cost of shares redeemed	(629)	(5,207)	(6,995)
Total Class A	$(543)	$(4,619)	$(263)
Change in net assets resulting from capital transactions	$(19,260)	$(10,562)	$(13,646)
Share Transactions:
Fund Shares
Issued	802	1,044	1,681
Reinvested	334	377	412
Redeemed	(2,930)	(3,573)	(3,474)
Total Fund Shares	(1,794)	(2,152)	(1,381)
Institutional Shares
Issued	778	1,667	312	(b)
Reinvested	61	19	5	(b)
Redeemed	(793)	(49)	(73	)(b)
Total Institutional Shares	46	1,637	244
Class A
Issued	5	44	561
Reinvested	3	4	4
Redeemed	(57)	(426)	(587)
Total Class A	(49)	(378)	(22)
Change in Shares	(1,797)	(893)	(1,159)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA New York Bond Fund
	Fund Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$11.39	$12.11	$11.80	$11.87	$11.76	$11.88
Investment Activities:
Net investment income (loss)	0.32 (b)	0.32 (b)	0.34 (b)	0.38 (b)	0.40	0.41
Net realized and unrealized gains (losses)	(0.82)	(0.72)	0.31	(0.07)	0.11	(0.12)
Total from Investment Activities	(0.50)	(0.40)	0.65	0.31	0.51	0.29
Distributions to Shareholders from:
Net investment income	(0.32)	(0.32)	(0.34)	(0.38)	(0.40)	(0.41)
Total Distributions	(0.32)	(0.32)	(0.34)	(0.38)	(0.40)	(0.41)
Net Asset Value, End of Period	$10.57	$11.39	$12.11	$11.80	$11.87	$11.76
Total Return (c) (d)	(4.38)%	(3.40)%	5.61%	2.60%	4.41%	2.45%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.67%	0.64%	0.66%	0.61%	0.60%	0.59%
Net Investment Income (Loss) (e)	3.25%	2.65%	2.87%	3.17%	3.39%	3.43%
Gross Expenses (e) (f)	0.71%	0.64%	0.66%	0.61%	0.60%	0.59%
Supplemental Data:
Net Assets at end of period (000's)	$139,084	$170,335	$207,085	$218,096	$226,973	$216,090
Portfolio Turnover (c) (i)	15%	10%	19%	18%	15%	6%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023 instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA New York Bond Fund
	Institutional Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	June 29, 2020(b) through March 31, 2021
Net Asset Value, Beginning of Period	$11.38	$12.10	$11.94
Investment Activities:
Net investment income (loss) (c)	0.32	0.33	0.26
Net realized and unrealized gains (losses)	(0.82)	(0.72)	0.16
Total from Investment Activities	(0.50)	(0.39)	0.42
Distributions to Shareholders from:
Net investment income	(0.32)	(0.33)	(0.26)
Total Distributions	(0.32)	(0.33)	(0.26)
Net Asset Value, End of Period	$10.56	$11.38	$12.10
Total Return (d) (e)	(4.34)%	(3.39)%	3.55%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.61%	0.61%	0.61%
Net Investment Income (Loss) (f)	3.31%	2.72%	2.86%
Gross Expenses (f) (g)	0.70%	0.65%	0.77%
Supplemental Data:
Net Assets at end of period (000's)	$20,352	$21,414	$2,958
Portfolio Turnover (d) (j)	15%	10%	19%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through July 31, 2023 instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA New York Bond Fund
	Class A
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$11.37	$12.08	$11.77	$11.84	$11.73	$11.85
Investment Activities:
Net investment income (loss)	0.30 (b)	0.30 (b)	0.32 (b)	0.35 (b)	0.37	0.38
Net realized and unrealized gains (losses)	(0.82)	(0.72)	0.31	(0.07)	0.11	(0.12)
Total from Investment Activities	(0.52)	(0.42)	0.63	0.28	0.48	0.26
Distributions to Shareholders from:
Net investment income	(0.30)	(0.29)	(0.32)	(0.35)	(0.37)	(0.38)
Total Distributions	(0.30)	(0.29)	(0.32)	(0.35)	(0.37)	(0.38)
Net Asset Value, End of Period	$10.55	$11.37	$12.08	$11.77	$11.84	$11.73
Total Return (excludes sales charges) (c) (d)	(4.56)%	(3.56)%	5.38%	2.36%	4.16%	2.19%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.86%	0.85%	0.89%	0.85%	0.85%	0.84%
Net Investment Income (Loss) (e)	3.06%	2.46%	2.65%	2.93%	3.15%	3.18%
Gross Expenses (e) (f)	0.99%	0.92%	0.96%	0.85%	0.85%	0.84%
Supplemental Data:
Net Assets at end of period (000's)	$1,065	$1,707	$6,375	$6,468	$6,295	$5,971
Portfolio Turnover (c) (i)	15%	10%	19%	18%	15%	6%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023 instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA New York Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$10	$10
Municipal Bonds	—	158,690	—	158,690
Total	$—	$158,690	$10	$158,700

As of February 28, 2023, there were no transfers into/out of Level 3.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days a month or more after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

coupon interest accrued and recorded daily using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily on the accrual basis. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the 11 months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$12,800	$16,629	$—

For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$10,355	$10,900	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$24,922	$49,711

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper New York Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2022, to February 28, 2023, performance adjustments were $28, less than $1, and less than $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.02%, less than 0.01%, and (0.04)% for Fund Shares, Institutional Shares, and Class A, respectively. For the period April 1, 2021, to March 31, 2022, performance adjustments were $14, less than $1, and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.01%, less than 0.01%, and (0.05)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.65%, 0.61%, and 0.90% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$7	$5	$67	$79

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2024	Expires 2025	Total
$7	$5	$12

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

State-Specific Risk — Because the Fund invests primarily in New York tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in New York to pay interest or repay principal, which may impact the Fund's performance. The Fund is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. While New York State's economy is broad, it does have concentrations in the financial services industry and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past, and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of New York State; and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York State has at times been somewhat slower than the nation overall. The economic and financial condition of New York State also may be affected by various financial, social, economic, and political factors. In addition, the economic affects regarding COVID-19 and elevated global inflation may exacerbate some or all of these risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31, 2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$475	$(475)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Tax-Exempt Income	Total Distributions Paid
$5,042	$5,042

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
$5,710	$5,710	$1	$6,219	$6.220

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$481	$481	$(427)	$(6,257)	$(9,625)	$(15,828)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to partnership adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,560	$3,697	$6,257

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$168,325	$1,114	$(10,739)	$(9,625)

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA New York Bond Fund	Victory New York Bond Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA New York Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA New York Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

30

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,003.00	$1,021.62	$3.18	$3.21	0.64%
Institutional Shares	1,000.00	1,003.20	1,021.77	3.03	3.06	0.61%
Class A	1,000.00	1,002.10	1,020.73	4.07	4.11	0.82%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Tax Exempt Distributions
$5,042

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA New York Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five- and ten-year periods ended June 30, 2022, and was above its Lipper index for the one- and three-year periods ended June 30, 2022, and was below its Lipper index for the five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

42

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40864-0423

February 28, 2023

Annual Report

USAA Target Managed Allocation Fund

(Also Known as Victory Target Managed Allocation Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Target Managed Allocation Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)	31
Trustee and Officer Information	31
Proxy Voting and Portfolio Holdings Information	37
Expense Example	37
Additional Federal Income Tax Information	38
Advisory Contract Renewal	39
Liquidity Risk Management Program	42
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a

2

wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Target Managed Allocation Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The second quarter of 2022 saw continued pressure on stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

4

USAA Target Managed Allocation Fund

Manager's Commentary (continued)

•  How did the USAA Target Managed Allocation Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023. For the 11-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -16.21%. This compares to total returns of -10.21% for the MSCI All-Country World Index, and -6.80% for the Bloomberg U.S. Universal Index.

•  What strategies did you employ during the reporting period?

USAA Mutual Funds Trust offers five funds in the Target Retirement Series, each of which has a different strategic asset allocation based on investors' risk tolerance and time horizon. Depending on our continuous assessment of market opportunities and risks, we apply tactical asset allocation decisions by overweighting or underweighting the various asset classes in each fund versus our respective strategic allocations. The Target Managed Allocation Fund allows us to make allocation changes to the Target Retirement Series more quickly and with less disruption to the underlying funds in the portfolios.

The Fund held higher than average positions in commodities which had mixed results. Holdings in oil and gold contributed positively but later in the period exposure to natural resources and gold mining equities detracted. Early in the period exposure to real estate investment trusts weighted on returns as inflation plagued the asset class. Broad exposure to international and emerging markets equities added value while tactical holdings in Canadian equities detracted. During risk-off periods the fund took smaller positions in fixed income which detracted from performance. Rapidly changing market dynamics during the period provided a difficult environment for the strategy.

The Fund also employs a tactically oriented equity futures strategy designed to provide incremental return on top of the underlying exchange-traded funds positions. This strategy contributed negatively over the time period. Long positions in futures tracking U.S. small cap and the U.K equity markets added value while the Canadian market detracted. Short positions in futures tracking the Japanese equity market detracted from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Target Managed Allocation Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	8/7/15
	Net Asset Value	MSCI All-Country World Index[1]	Bloomberg U.S. Universal Index[2]
One Year	–12.81%	–8.26%	–9.30%
Five Year	5.01%	5.82%	0.68%
Since Inception	5.31%	7.36%	1.18%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Managed Allocation Fund — Growth of $10,000

*Inception Date for the Target Managed Allocation Fund is 8/7/15.

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Bloomberg U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to maximize total return primarily through capital appreciation.

Sector Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (86.5%)
Communication Services (5.4%):
Alphabet, Inc. Class A (a)	73,269	$6,599
AT&T, Inc.	60,908	1,152
Comcast Corp. Class A	45,028	1,674
Deutsche Telekom AG, ADR	62,343	1,404
Meta Platforms, Inc. Class A (a)	13,893	2,430
Netflix, Inc. (a)	3,608	1,162
News Corp. Class A	61,622	1,057
Shaw Communications, Inc. Class B	35,537	1,029
SoftBank Group Corp., ADR	29,089	589
The Walt Disney Co. (a)	29,061	2,895
Verizon Communications, Inc.	37,635	1,461
WPP PLC, ADR	32,078	1,979
		23,431
Consumer Discretionary (8.4%):
adidas AG, ADR	10,442	782
Amazon.com, Inc. (a)	48,094	4,532
Booking Holdings, Inc. (a)	462	1,166
Cie Financiere Richemont SA, ADR	80,124	1,199
Compass Group PLC, ADR	44,366	1,022
General Motors Co.	22,421	869
Hermes International, ADR	6,109	1,110
Hilton Worldwide Holdings, Inc.	8,403	1,214
Honda Motor Co. Ltd., ADR	50,045	1,300
InterContinental Hotels Group PLC, ADR	19,844	1,367
Kering SA, ADR	18,017	1,059
Lowe's Cos., Inc.	5,556	1,143
LVMH Moet Hennessy Louis Vuitton SE, ADR	17,239	2,873
McDonald's Corp.	6,904	1,822
MDC Holdings, Inc.	22,836	845
Mercedes-Benz Group AG, ADR	72,005	1,382
Meritage Homes Corp.	8,381	915
NIKE, Inc. Class B	10,835	1,287
Pearson PLC, ADR	67,782	744
Prosus NV, ADR	64,981	931
Sony Group Corp., ADR	13,053	1,091
Starbucks Corp.	12,963	1,323
Steven Madden Ltd.	22,143	804
Tesla, Inc. (a)	14,433	2,969
The Home Depot, Inc.	5,802	1,721
Toyota Motor Corp., ADR	9,733	1,323
		36,793
Consumer Staples (5.1%):
Archer-Daniels-Midland Co.	18,448	1,468
British American Tobacco PLC, ADR	38,079	1,449
Church & Dwight Co., Inc.	13,379	1,121
Costco Wholesale Corp.	2,347	1,136

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Diageo PLC, ADR	7,155	$1,238
Hostess Brands, Inc.	29,142	720
L'Oreal SA, ADR	14,208	1,126
Mondelez International, Inc. Class A	27,132	1,768
Nestle SA, ADR	28,140	3,166
PepsiCo, Inc.	11,247	1,952
Philip Morris International, Inc.	15,693	1,527
The Coca-Cola Co.	30,675	1,826
The Procter & Gamble Co.	17,350	2,387
Unilever PLC, ADR	30,411	1,518
		22,402
Energy (6.0%):
BP PLC, ADR	44,238	1,752
Canadian Natural Resources Ltd.	24,314	1,374
Chevron Corp.	12,327	1,982
ConocoPhillips	11,599	1,199
Enbridge, Inc.	36,842	1,382
EOG Resources, Inc.	7,507	848
Equinor ASA, ADR	34,551	1,054
Exxon Mobil Corp.	33,742	3,708
Schlumberger NV	19,035	1,013
Shell PLC	135,450	4,102
Shell PLC, ADR	41,367	2,514
Suncor Energy, Inc.	32,670	1,098
Targa Resources Corp.	12,896	955
TotalEnergies SE, ADR	35,697	2,210
Woodside Energy Group Ltd., ADR	33,527	816
		26,007
Financials (13.7%):
AIA Group Ltd., ADR	32,085	1,364
Allianz SE, ADR	90,211	2,113
American Express Co.	9,959	1,733
ARMOUR Residential REIT, Inc.	203,968	1,107
AXA SA, ADR	64,194	2,025
Banco Santander SA, ADR	363,201	1,420
Bank of America Corp.	54,038	1,853
Bank of Montreal	14,040	1,330
BankUnited, Inc.	23,987	850
Berkshire Hathaway, Inc. Class B (a)	12,211	3,727
BlackRock, Inc.	1,738	1,198
BNP Paribas SA, ADR	38,579	1,321
Brookfield Corp.	34,540	1,148
Columbia Banking System, Inc.	35,970	1,069
CVB Financial Corp.	38,235	915
Fifth Third Bancorp	29,526	1,072
First Bancorp	68,721	997
Hong Kong Exchanges & Clearing Ltd., ADR	21,374	854
HSBC Holdings PLC, ADR	47,095	1,804
Huntington Bancshares, Inc.	71,363	1,093

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ING Groep NV	204,191	$2,857
Intesa Sanpaolo SpA, ADR	89,910	1,462
JPMorgan Chase & Co.	18,046	2,587
KeyCorp	63,181	1,156
Loews Corp.	31,016	1,895
Mitsubishi UFJ Financial Group, Inc., ADR	155,663	1,110
National Bank Holdings Corp. Class A	20,220	819
Nomura Holdings, Inc., ADR	467,981	1,928
Prudential Financial, Inc.	15,533	1,553
Prudential PLC, ADR	29,356	899
Royal Bank of Canada	22,409	2,274
The Bank of Nova Scotia	24,328	1,204
The Charles Schwab Corp.	12,469	972
The Goldman Sachs Group, Inc.	3,441	1,210
The Hartford Financial Services Group, Inc.	12,052	943
The Toronto-Dominion Bank	32,147	2,139
UBS Group AG	67,762	1,476
United Community Banks, Inc.	27,055	896
Virtus Investment Partners, Inc.	3,583	754
W.R. Berkley Corp.	6,283	416
Wells Fargo & Co.	29,181	1,365
Zurich Insurance Group AG, ADR	18,156	860
		59,768
Health Care (10.2%):
Abbott Laboratories	13,308	1,354
AbbVie, Inc.	10,787	1,660
Amgen, Inc.	4,401	1,020
Argenx SE, ADR	1,787	654
AstraZeneca PLC, ADR	36,476	2,378
Bayer AG, ADR	66,780	993
Bristol-Myers Squibb Co.	19,101	1,317
Cigna Corp.	3,830	1,119
CSL Ltd., ADR	12,704	1,266
CVS Health Corp.	12,872	1,075
Danaher Corp.	6,964	1,724
Elevance Health, Inc.	2,453	1,152
Eli Lilly & Co.	5,147	1,602
EssilorLuxottica SA, ADR	12,715	1,102
Gilead Sciences, Inc.	16,047	1,292
GSK PLC, ADR	27,739	951
Intuitive Surgical, Inc. (a)	4,078	935
Johnson & Johnson	14,874	2,280
Lonza Group AG, ADR	25,281	1,505
Medtronic PLC	13,852	1,147
Merck & Co., Inc.	16,276	1,729
Novartis AG, ADR	23,273	1,958
Novo Nordisk A/S, ADR	18,515	2,610
Pfizer, Inc.	33,284	1,350
Roche Holdings Ltd., ADR	64,609	2,329
Sanofi, ADR	27,460	1,287

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Stryker Corp.	4,896	$1,287
The Ensign Group, Inc.	11,838	1,059
Thermo Fisher Scientific, Inc.	3,408	1,846
UnitedHealth Group, Inc.	5,435	2,587
		44,568
Industrials (9.2%):
3M Co.	11,250	1,212
ABB Ltd., ADR	45,063	1,501
Aerojet Rocketdyne Holdings, Inc.	17,920	1,010
Airbus SE, ADR	43,378	1,418
AMETEK, Inc.	11,785	1,668
Applied Industrial Technologies, Inc.	7,214	1,031
Atlas Copco AB, ADR	150,762	1,782
Canadian National Railway Co.	11,015	1,254
Canadian Pacific Railway Ltd.	17,335	1,316
Caterpillar, Inc.	4,580	1,097
Comfort Systems USA, Inc.	6,403	931
Daikin Industries Ltd., ADR	55,999	960
Deere & Co.	2,325	975
Deutsche Post AG, ADR	26,210	1,113
Dover Corp.	11,498	1,724
DSV A/S, ADR	7,933	721
Experian PLC, ADR	33,565	1,131
Exponent, Inc.	8,500	875
Hitachi Ltd., ADR	9,454	954
Honeywell International, Inc.	8,252	1,580
Korn Ferry	17,343	969
Lockheed Martin Corp.	2,867	1,360
Parker-Hannifin Corp.	5,366	1,888
Raytheon Technologies Corp.	18,254	1,790
RELX PLC, ADR	45,021	1,364
Schneider Electric SE, ADR	66,625	2,135
Siemens AG, ADR	27,222	2,081
The Boeing Co. (a)	6,971	1,405
United Parcel Service, Inc. Class B	6,456	1,178
United Rentals, Inc.	2,012	943
Vestas Wind Systems A/S, ADR	66,654	629
		39,995
Information Technology (15.2%):
Accenture PLC Class A	6,802	1,806
Adobe, Inc. (a)	4,133	1,339
Advanced Energy Industries, Inc.	9,481	882
Advanced Micro Devices, Inc. (a)	27,431	2,156
Adyen NV, ADR	50,136	711
Amadeus IT Group SA, ADR	16,090	1,011
Amphenol Corp. Class A	23,537	1,825
Apple, Inc.	77,747	11,461
Applied Materials, Inc.	10,406	1,209
ASML Holding NV	4,490	2,774

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Broadcom, Inc.	3,048	$1,811
Cisco Systems, Inc.	39,748	1,925
Dassault Systemes SE, ADR	26,482	1,023
Diodes, Inc. (a)	12,224	1,121
Fabrinet	6,685	815
Infineon Technologies AG, ADR	37,648	1,334
Insight Enterprises, Inc. (a)	10,486	1,404
Intel Corp.	40,755	1,016
International Business Machines Corp.	8,994	1,163
Intuit, Inc.	2,941	1,197
Knowles Corp. (a)	43,759	743
Mastercard, Inc. Class A	5,602	1,990
Microsoft Corp.	35,485	8,851
Nokia Oyj, ADR	184,648	849
NVIDIA Corp.	12,526	2,908
Oracle Corp.	12,930	1,130
PayPal Holdings, Inc. (a)	11,554	850
QUALCOMM, Inc.	9,508	1,175
Salesforce, Inc. (a)	8,390	1,373
Sanmina Corp. (a)	14,722	890
SAP SE, ADR	16,844	1,917
ServiceNow, Inc. (a)	2,390	1,033
SPS Commerce, Inc. (a)	5,261	792
Texas Instruments, Inc.	9,433	1,617
Visa, Inc. Class A	9,841	2,164
		66,265
Materials (8.1%):
Agnico Eagle Mines Ltd.	40,166	1,849
Air Liquide SA, ADR	64,311	2,043
Amcor PLC	63,872	711
Anglo American PLC, ADR	53,089	917
Arcelormittal SA	34,319	1,038
Barrick Gold Corp.	151,786	2,447
BASF SE, ADR	103,381	1,320
BHP Group Ltd., ADR	39,465	2,406
Corteva, Inc.	31,413	1,957
DuPont de Nemours, Inc.	14,616	1,067
Eastman Chemical Co.	10,376	884
Franco-Nevada Corp.	20,451	2,609
Freeport-McMoRan, Inc.	25,749	1,055
Givaudan SA, ADR	19,929	1,202
Glencore PLC, ADR	121,110	1,438
H.B. Fuller Co.	17,123	1,194
Linde PLC	5,425	1,890
Newmont Corp.	24,689	1,077
Nutrien Ltd.	14,427	1,122
Rio Tinto PLC, ADR	23,580	1,644
Shin-Etsu Chemical Co. Ltd., ADR	36,664	1,269
Sika AG, ADR	51,657	1,447
Teck Resources Ltd. Class B	20,215	807

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Wheaton Precious Metals Corp.	51,756	$2,156
		35,549
Real Estate (2.1%):
Agree Realty Corp.	19,537	1,383
Brandywine Realty Trust	119,898	706
Essential Properties Realty Trust, Inc.	45,077	1,161
LXP Industrial Trust	112,309	1,172
Mid-America Apartment Communities, Inc.	8,830	1,414
Prologis, Inc.	10,269	1,267
Retail Opportunity Investments Corp.	50,622	720
SITE Centers Corp.	89,531	1,197
		9,020
Utilities (3.1%):
American Electric Power Co., Inc.	15,792	1,389
Avista Corp.	20,887	859
Enel SpA, ADR	218,911	1,215
Eversource Energy	17,870	1,347
Iberdrola SA	397,265	4,553
National Grid PLC, ADR	19,545	1,230
NextEra Energy, Inc.	23,946	1,701
Xcel Energy, Inc.	20,439	1,320
		13,614
Total Common Stocks (Cost $372,805)		377,412
Exchange-Traded Funds (7.2%)
Flexshares Morningstar Global Upstream Natural Resources Index Fund	341,011	14,554
SPDR Gold Shares (a)	70,040	11,892
VanEck Gold Miners ETF	108,538	2,986
Vanguard FTSE Emerging Markets ETF	49,651	1,957
Total Exchange-Traded Funds (Cost $31,835)		31,389
Total Investments (Cost $404,640) — 93.7%		408,801
Other assets in excess of liabilities — 6.3%		27,411
NET ASSETS — 100.00%		$436,212

At February 28, 2023, the Fund's investments in foreign securities were 36.8% of net assets.

(a)  Non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust
See notes to financial statements.

13

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued February 28, 2023
Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Index Futures	404	3/17/23	$37,011,884	$38,361,820	$1,349,936
FTSE 100 Index Futures	445	3/17/23	40,154,693	42,071,453	1,916,760
S&P/Toronto Stock Exchange 60 Index Futures	286	3/16/23	50,826,055	51,066,188	240,133
					$3,506,829
Futures Contracts Sold
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index Futures	260	3/16/23	$31,417,016	$31,473,546	$(56,530)
Hang Seng Index Futures	81	3/30/23	10,298,316	10,186,401	111,915
Swiss Market Index Futures	408	3/17/23	46,653,503	47,763,212	(1,109,709)
Tokyo Price Index Futures	271	3/9/23	38,175,056	39,712,429	(1,537,373)
					$(2,591,697)
Total unrealized appreciation					$3,618,744
Total unrealized depreciation					(2,703,612)
Total net unrealized appreciation (depreciation)					$915,132

See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Managed Allocation Fund
Assets:
Investments, at value (Cost $404,640)	$408,801
Cash	2,734
Deposit with broker for futures contracts	22,046
Receivables:
Dividends	530
Investments sold	52,504
Variation margin on open futures contracts	593
Total Assets	487,208
Liabilities:
Payables:
Investments purchased	50,117
Variation margin on open futures contracts	625
Accrued expenses and other payables:
Investment advisory fees	171
Administration fees	17
Custodian fees	3
Transfer agent fees	17
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	45
Total Liabilities	50,996
Net Assets:
Capital	487,326
Total accumulated earnings/(loss)	(51,114)
Net Assets	$436,212
Shares (unlimited number of shares authorized with no par value):	50,503
Net asset value, offering and redemption price per share: (b)	$8.64

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Target Managed Allocation Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Dividends	$9,146	$9,087
Interest	5	—
Securities lending (net of fees)	318	208
Foreign tax withholding	(17)	—
Total Income	9,452	9,295
Expenses:
Investment advisory fees	2,044	2,721
Administration fees	204	272
Sub-Administration fees	19	21
Custodian fees	16	22
Transfer agent fees	204	272
Trustees' fees	48	49
Compliance fees	4	4
Legal and audit fees	61	39
State registration and filing fees	— (b)	1
Interfund lending fees	1	2
Interest fees	194	69
Other expenses	39	56
Total Expenses	2,834	3,528
Net Investment Income (Loss)	6,618	5,767
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(34,406)	67,724
Net realized gains (losses) from foreign currency transactions	2	101
Net realized gains (losses) from futures contracts	(15,184)	11,599
Net change in unrealized appreciation/depreciation on investment securities	(42,498)	(15,867)
Net change in unrealized appreciation/depreciation in foreign currency translations	13	(222)
Net change in unrealized appreciation/depreciation on futures contracts	1,251	(2,880)
Net realized/unrealized gains (losses) on investments	(90,822)	60,455
Change in net assets resulting from operations	$(84,204)	$66,222

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Managed Allocation Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$6,618	$5,767	$4,877
Net realized gains (losses)	(49,588)	79,424	81,493
Net change in unrealized appreciation/depreciation	(41,234)	(18,969)	96,986
Change in net assets resulting from operations	(84,204)	66,222	183,356
Change in net assets resulting from distributions to shareholders	(18,440)	(121,136)	(30,747)
Change in net assets resulting from capital transactions	18,495	45,662	(69,612)
Change in net assets	(84,149)	(9,252)	82,997
Net Assets:
Beginning of period	520,361	529,613	446,616
End of period	$436,212	$520,361	$529,613
Capital Transactions:
Proceeds from shares issued	$3,200	$—	$1,065
Distributions reinvested	18,440	121,136	30,747
Cost of shares redeemed	(3,145)	(75,474)	(101,424)
Change in net assets resulting from capital transactions	$18,495	$45,662	$(69,612)
Share Transactions:
Issued	373	—	94
Reinvested	2,120	11,133	2,654
Redeemed	(372)	(6,061)	(9,179)
Change in Shares	2,121	5,072	(6,431)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Target Managed Allocation Fund
	11 Months Ended February 28, 2023(a)		Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$10.76		$12.23		$8.98		$10.26		$11.22		$10.46
Investment Activities:
Net investment income (loss)	0.14	(b)	0.13	(b)	0.11	(b)	0.20	(b)	0.17		0.16
Net realized and unrealized gains (losses)	(1.88)		1.44		3.84		(0.96)		(0.10)		0.73
Total from Investment Activities	(1.74)		1.57		3.95		(0.76)		0.07		0.89
Distributions to Shareholders from:
Net investment income	(0.01)		(0.13)		(0.09)		(0.22)		(0.15)		(0.13)
Net realized gains	(0.37)		(2.91)		(0.61)		(0.30)		(0.88)		— (c)
Total Distributions	(0.38)		(3.04)		(0.70)		(0.52)		(1.03)		(0.13)
Net Asset Value, End of Period	$8.64		$10.76		$12.23		$8.98		$10.26		$11.22
Total Return (d) (e)	(16.21)%		12.85%		44.39%		(8.20)%		1.32%		8.48%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h)	0.69%		0.65%		0.64%		0.64%		0.65%		0.65%
Net Investment Income (Loss) (f)	1.62%		1.06%		0.96%		1.88%		1.83%		1.50%
Gross Expenses (f) (g)	0.69%		0.65%		0.64%		0.64%		0.65%		0.65%
Supplemental Data:
Net Assets at end of period (000's)	$436,212		$520,361		$529,613		$446,616		$512,207		$487,599
Portfolio Turnover (d)	314	%(i)	152	%(j)	202	%(j)	298	%(k)	195	%(k)	75%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  Reflects increased trading activity due to an investment strategy change that was effective December 23, 2022.

(j)  Reflects overall decrease in purchases and sales of securities.

(k)  Reflects overall increase in trading activity due to asset allocation shifts.

See notes to financial statements.

18

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Target Managed Allocation Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA Mutual Funds participating in a fund-of-funds investment strategy, or to other persons or legal entities that the Fund may approve from time to time.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$365,899	$11,513	$—	$377,412
Exchange-Traded Funds	31,389	—	—	31,389
Total	$397,288	$11,513	$—	$408,801
Other Financial Investments*
Assets:
Futures Contracts	$3,619	$—	$—	$3,619
Liabilities:
Futures Contracts	$(2,704)	$—	$—	$(2,704)
Total	$915	$—	$—	$915

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of February 28, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the 11 months ended February 28, 2023, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of February 28, 2023 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$3,619	$2,704

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the 11 months ended February 28, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(15,184)	$1,251

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended March 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$11,599	$(2,880)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of February 28, 2023, the Fund did not have any securities on loan.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,375,703	$1,406,486

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of February 28, 2023, certain fund-of-funds owned a percentage of total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	1.2
USAA Cornerstone Equity Fund	2.9
USAA Target Retirement Income Fund	7.6
USAA Target Retirement 2030 Fund	23.7
USAA Target Retirement 2040 Fund	36.3
USAA Target Retirement 2050 Fund	24.7
USAA Target Retirement 2060 Fund	3.6

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.05%, which is based on the Fund's average daily net assets of the Fund Shares. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 0.65%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As February 28, 2023, and March 31, 2022, there were no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Portfolio Reallocation Risk — The frequent changes in the allocation of the Fund's portfolio holdings will result in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

ETF Risk — The Fund may invest in shares of ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31, 2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the 11 months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$11,382	1	3.58%	$11,382

*  Based on the number of days borrowings were outstanding for the 11 months ended February 28, 2023.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$23,411	6	0.56%	$29,682

*  Based on the number of days borrowings were outstanding for the year ended March 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$15,811	$2,629	$18,440	$18,440

Year Ended March 31, 2022			Year Ended March 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$63,650	$57,486	$121,136	$22,170	$8,577	$30,747

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$6,637	$6,637	$(60,722)	$2,971	$(51,114)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$56,186	$4,536	$60,722

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments, including derivatives, were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$404,640	$16,267	$(13,296)	$2,971

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Target Managed Allocation Fund	Victory Target Managed Allocation Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Target Managed Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Target Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

30

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,002.90	$1,021.57	$3.23	$3.26	0.65%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
$15,466	$2,629

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Target Managed Allocation Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, which included underlying fund expenses and after any fee waivers and reimbursements, were above the median of its expense group and below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's recent underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

42

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

98358-0423

February 28, 2023

Annual Report

USAA Tax Exempt Intermediate-Term Fund

(Also Known as Victory Tax Exempt Intermediate-Term Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Tax Exempt Intermediate-Term Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	47
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	60
Supplemental Information (Unaudited)	61
Trustee and Officer Information	61
Proxy Voting and Portfolio Holdings Information	67
Expense Examples	67
Additional Federal Income Tax Information	68
Advisory Contract Renewal	69
Liquidity Risk Management Program	72
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns overall during the 11-month reporting period ended February 28, 2023. [The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023.] Negative returns for the reporting period were attributable to a combination of factors, including the U.S. Federal Reserve's (the "Fed") prolonged fight to reduce inflation through interest rate increases and significant investor outflows from municipal bond funds. The reporting period was also highlighted by material volatility in the municipal market, as market participants often strongly reacted to Fed actions and comments, as well as economic data release, in an attempt to determine the future path of interest rates. The overall returns on the Bloomberg Municipal Bond Index for the reporting period was -1.92%, with significant ups and downs throughout the period.

While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term. We believe municipal bonds continue to represent an attractive investment opportunity on a relative basis. At the end of February 2023, the yield on the Bloomberg Municipal Bond Index was 3.62%, which is a taxable-equivalent yield of 6.12% (in the highest tax bracket). After factoring in the benefit of the tax exemption, municipal bonds look attractive vs. the (taxable) Bloomberg U.S. Aggregate Bond Index, which yielded 4.81% at the end of February 2023.

•  How did the USAA Tax Exempt Intermediate-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the 11-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -2.19%, -2.24%, and -2.41%, respectively, versus an average return of -1.78% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of -1.52% for the Lipper Intermediate Municipal Debt Funds Index, and -0.33% for the Bloomberg Municipal 1-15 Years Blend Index.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

USAA Tax Exempt Intermediate-Term Fund

Manager's Commentary (continued)

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of intermediate-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography.

Thank you for allowing us to assist you with your investment needs.

USAA Tax Exempt Intermediate-Term Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	3/19/82	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal 1-15 Years Blend Index[1]	Lipper Intermediate Municipal Debt Funds Index[2]
One Year	–5.04%	–5.08%	–5.27%	–7.41%	–2.98%	–4.13%
Five Year	1.66%	NA	1.41%	0.95%	1.74%	1.42%
Ten Year	1.97%	NA	1.72%	1.49%	1.92%	1.65%
Since Inception	NA	–0.77%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Intermediate-Term Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal 1-15 Years Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Barclays Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides interest income that is exempt from federal income tax.

Top 10 Industries:

February 28, 2023

(% of Net Assets)

General	20.7%
Medical	20.2%
Transportation	12.0%
General Obligation	7.2%
Higher Education	6.8%
Nursing Homes	5.8%
Education	4.5%
School District	4.5%
Airport	3.5%
Water	3.4%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.3%)
Alabama (1.1%):
Black Belt Energy Gas District Revenue, Series C-1, 5.25%, 2/1/53, (Put Date 6/1/29) (a)	$12,000	$12,589
Columbia Industrial Development Board Revenue (NBGA — Southern Co.), Series A, 2.25%, 12/1/37, Continuously Callable @100 (b)	500	500
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, 5.00%, 2/1/36, Continuously Callable @100	8,000	8,177
Lower Alabama Gas District Revenue, Series A, 5.00%, 9/1/34	15,000	15,848
The Health Care Authority of the City of Huntsville Revenue Series B1, 4.00%, 6/1/39, Continuously Callable @100	2,000	1,901
Series B1, 4.00%, 6/1/40, Continuously Callable @100	2,555	2,419
		41,434
Arizona (1.4%):
Arizona IDA Revenue, 4.00%, 12/15/41, Continuously Callable @100 (c)	955	775
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.) 5.50%, 7/1/24	3,270	3,356
5.50%, 7/1/25	2,115	2,220
Maricopa County IDA Revenue 5.00%, 7/1/39, Continuously Callable @100 (c)	2,000	1,910
4.00%, 7/1/41, Continuously Callable @100 (c)	1,250	1,011
Series C, 3.37% (MUNIPSA+57bps), 1/1/35, (Put Date 10/18/24) (a) (d)	2,200	2,193
Tempe IDA Revenue, Series A, 4.00%, 12/1/38, Continuously Callable @102	2,690	2,177
The City of Phoenix IDA Revenue 3.75%, 7/1/24	2,350	2,340
5.00%, 7/1/34, Continuously Callable @100	11,100	11,288
5.00%, 7/1/36, Continuously Callable @100	1,675	1,706
5.00%, 10/1/36, Continuously Callable @100	4,250	4,381
The County of Pima IDA Revenue
4.00%, 4/1/41, Continuously Callable @100	1,690	1,564
4.00%, 6/15/41, Continuously Callable @100 (c)	3,500	2,870
Series A, 6.75%, 11/15/42, Continuously Callable @103 (c)	3,000	3,064
Series B2, 5.63%, 11/15/30, Continuously Callable @100 (c)	10,000	9,721
The Yavapai County IDA Revenue, 4.00%, 8/1/38, Continuously Callable @100	1,000	951
		51,527
Arkansas (0.2%):
Arkansas Development Finance Authority Revenue 5.00%, 9/1/37, Continuously Callable @100	2,300	2,343
5.00%, 9/1/38, Continuously Callable @100	2,000	2,027
University of Arkansas — Pulaski Technical College Revenue (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/30, Continuously Callable @100	4,290	4,505
		8,875
California (3.4%):
Anaheim Public Financing Authority Revenue Series A, 5.00%, 5/1/28, Pre-refunded 5/1/24 @100	500	511
Series A, 5.00%, 5/1/29, Pre-refunded 5/1/24 @100	500	511
Series A, 5.00%, 5/1/30, Pre-refunded 5/1/24 @100	1,000	1,022

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California School Finance Authority Revenue 5.00%, 8/1/31, Continuously Callable @100 (c)	$450	$459
5.00%, 8/1/31, Pre-refunded 8/1/25 @100 (c)	50	52
5.00%, 8/1/36, Continuously Callable @100 (c)	1,450	1,466
5.00%, 8/1/36, Pre-refunded 8/1/25 @100 (c)	150	157
California State Public Works Board Revenue, Series B, 5.00%, 10/1/31, Continuously Callable @100	11,465	11,828
California State University Revenue, 5.00%, 11/1/29, Pre-refunded 11/1/24 @100	165	170
California Statewide Communities Development Authority Revenue 5.00%, 5/15/32, Continuously Callable @100	1,250	1,287
5.00%, 5/15/33, Continuously Callable @100	2,000	2,056
5.00%, 5/15/34, Continuously Callable @100	1,250	1,282
5.00%, 5/15/35, Continuously Callable @100	2,000	2,043
Cerritos Community College District, GO Series D, 8/1/25 (e)	1,510	1,394
Series D, 8/1/27 (e)	1,000	867
Series D, 8/1/28 (e)	1,000	839
Chula Vista Municipal Financing Authority Special Tax Series B, 5.00%, 9/1/27, Continuously Callable @100	1,520	1,575
Series B, 5.00%, 9/1/28, Continuously Callable @100	1,700	1,766
Series B, 5.00%, 9/1/29, Continuously Callable @100	1,785	1,855
Series B, 5.00%, 9/1/30, Continuously Callable @100	2,635	2,738
Series B, 5.00%, 9/1/31, Continuously Callable @100	2,095	2,177
City of Irvine Special Assessment, 5.00%, 9/2/29, Callable 9/2/23 @100	1,000	1,006
City of San Diego Tobacco Settlement Revenue Funding Corp. Revenue, Series C, 4.00%, 6/1/32, Continuously Callable @100	555	527
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/15/32, Continuously Callable @100	1,605	1,700
5.00%, 11/15/33, Continuously Callable @100	1,570	1,663
5.00%, 11/15/34, Continuously Callable @100	3,655	3,872
5.00%, 11/15/35, Continuously Callable @100	2,340	2,478
El Camino Community College District, GO Series C, 8/1/26 (e)	6,810	6,152
Series C, 8/1/27 (e)	7,665	6,717
Series C, 8/1/28 (e)	5,500	4,671
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.), 1/15/35 (e)	5,500	3,443
Fresno Joint Powers Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 4/1/32, Continuously Callable @100	1,000	1,073
Series A, 5.00%, 4/1/35, Continuously Callable @100	1,000	1,063
Series A, 5.00%, 4/1/36, Continuously Callable @100	420	442
Golden State Tobacco Securitization Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 6/1/25 (e)	46,605	43,426
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 9/1/27, Continuously Callable @100	3,500	3,718
Series A, 5.00%, 9/1/28, Continuously Callable @100	2,640	2,807

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
San Diego Public Facilities Financing Authority Revenue Series A, 5.00%, 10/15/33, Continuously Callable @100	$1,635	$1,725
Series A, 5.00%, 10/15/34, Continuously Callable @100	1,000	1,055
Series A, 5.00%, 10/15/35, Continuously Callable @100	1,250	1,319
Series B, 5.00%, 10/15/30, Continuously Callable @100	775	818
Series B, 5.00%, 10/15/31, Continuously Callable @100	1,000	1,055
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,000	1,055
		127,840
Colorado (2.2%):
Colorado Health Facilities Authority Revenue 5.00%, 6/1/28, Pre-refunded 6/1/23 @100	2,750	2,761
5.00%, 12/1/28, Continuously Callable @100	1,000	1,015
5.00%, 12/1/29, Continuously Callable @100	1,500	1,523
5.00%, 6/1/31, Pre-refunded 6/1/25 @100	2,310	2,402
5.00%, 6/1/32, Pre-refunded 6/1/25 @100	2,000	2,080
5.00%, 6/1/33, Pre-refunded 6/1/25 @100	2,470	2,569
5.00%, 6/1/34, Pre-refunded 6/1/27 @100	4,455	4,818
5.00%, 6/1/34, Pre-refunded 6/1/25 @100	6,385	6,640
5.00%, 6/1/35, Pre-refunded 6/1/27 @100	2,000	2,163
5.00%, 6/1/35, Pre-refunded 6/1/25 @100	3,385	3,520
5.00%, 12/1/35, Continuously Callable @100	4,000	4,031
5.00%, 6/1/36, Pre-refunded 6/1/27 @100	4,000	4,326
5.00%, 11/1/41, Continuously Callable @100	2,500	2,570
Series A, 4.00%, 8/1/38, Continuously Callable @100	1,000	935
Series A, 4.00%, 8/1/39, Continuously Callable @100	1,250	1,153
Series A, 4.00%, 11/1/39, Continuously Callable @100	3,500	3,509
Series A, 4.00%, 12/1/40, Continuously Callable @103	2,000	1,739
Denver Health & Hospital Authority Revenue Series A, 5.00%, 12/1/34, Continuously Callable @100 (c)	7,355	7,556
Series A, 4.00%, 12/1/37, Continuously Callable @100	1,250	1,126
Series A, 4.00%, 12/1/38, Continuously Callable @100	1,250	1,119
Series A, 4.00%, 12/1/39, Continuously Callable @100	1,000	891
Park Creek Metropolitan District Revenue 5.00%, 12/1/32, Continuously Callable @100	1,250	1,306
5.00%, 12/1/34, Continuously Callable @100	1,000	1,045
Regional Transportation District Certificate of Participation Series A, 5.00%, 6/1/29, Pre-refunded 6/1/23 @100	7,585	7,617
Series A, 5.00%, 6/1/30, Pre-refunded 6/1/23 @100	14,175	14,235
		82,649
Connecticut (4.5%):
City of Bridgeport, GO Series B, 5.00%, 8/15/27	335	364
Series B, 5.00%, 8/15/27	4,485	4,840
Series B, 5.00%, 8/15/27	180	198
City of New Haven, GO Series A, 5.00%, 8/1/28	1,000	1,071
Series A, 5.50%, 8/1/30, Continuously Callable @100	1,000	1,093
Series A, 5.50%, 8/1/32, Continuously Callable @100	1,200	1,312
Series A, 5.50%, 8/1/36, Continuously Callable @100	1,810	1,952

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 8/15/30, Continuously Callable @100	$1,000	$1,050
Series A, 5.00%, 8/15/32, Continuously Callable @100	1,000	1,050
Series A, 5.00%, 8/15/33, Continuously Callable @100	1,000	1,050
Series A, 5.00%, 8/15/34, Continuously Callable @100	1,350	1,414
City of West Haven, GO Series B, 5.00%, 11/1/32, Continuously Callable @100	400	416
Series B, 5.00%, 11/1/37, Continuously Callable @100	350	359
Connecticut State Health & Educational Facilities Authority Revenue 5.00%, 7/1/32, Continuously Callable @100	1,950	2,010
5.00%, 7/1/34, Continuously Callable @100	725	743
5.00%, 7/1/35, Continuously Callable @100	1,170	1,193
5.00%, 7/1/36, Continuously Callable @100	1,125	1,138
5.00%, 7/1/37, Continuously Callable @100	1,275	1,282
Series A, 5.00%, 7/1/33, Continuously Callable @100	2,000	2,102
Series A, 4.00%, 7/1/38, Continuously Callable @100	7,000	6,306
Series A, 4.00%, 7/1/38, Continuously Callable @100	2,000	1,910
Series A, 4.00%, 7/1/39, Continuously Callable @100	2,000	1,895
Series E, 5.00%, 7/1/34, Continuously Callable @100	10,000	10,206
Harbor Point Infrastructure Improvement District Tax Allocation, 5.00%, 4/1/30, Continuously Callable @100 (c)	10,000	10,001
Metropolitan District, GO 5.00%, 7/15/33, Continuously Callable @100	750	827
5.00%, 7/15/34, Continuously Callable @100	1,000	1,095
5.00%, 7/15/35, Continuously Callable @100	750	814
5.00%, 7/15/36, Continuously Callable @100	1,000	1,076
4.00%, 7/15/37, Continuously Callable @100	1,000	1,004
State of Connecticut Special Tax Revenue 5.00%, 1/1/34, Continuously Callable @100	20,000	21,878
5.00%, 1/1/35, Continuously Callable @100	20,000	21,803
Series B, 5.00%, 10/1/37, Continuously Callable @100	6,000	6,475
Series B, 5.00%, 10/1/38, Continuously Callable @100	4,000	4,303
State of Connecticut, GO Series A, 5.00%, 4/15/33, Continuously Callable @100	5,000	5,498
Series A, 5.00%, 4/15/34, Continuously Callable @100	5,575	6,105
Series A, 5.00%, 4/15/35, Continuously Callable @100	5,000	5,440
Series A, 4.00%, 4/15/37, Continuously Callable @100	1,825	1,840
Series C, 5.00%, 6/15/33, Continuously Callable @100	1,100	1,208
Series C, 5.00%, 6/15/34, Continuously Callable @100	2,625	2,877
Series C, 5.00%, 6/15/35, Continuously Callable @100	2,500	2,719
Series E, 5.00%, 9/15/35, Continuously Callable @100	2,000	2,177
Series E, 5.00%, 9/15/37, Continuously Callable @100	2,000	2,149
Town of Hamden, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/15/30, Continuously Callable @100	1,200	1,283
University of Connecticut Revenue Series A, 5.00%, 4/15/34, Continuously Callable @100	6,805	7,428
Series A, 5.00%, 4/15/35, Continuously Callable @100	6,500	7,038
Series A, 5.00%, 4/15/36, Continuously Callable @100	11,175	11,981
		171,973

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
District of Columbia (0.2%):
District of Columbia Revenue 5.00%, 7/1/23	$105	$105
6.00%, 7/1/33, Pre-refunded 7/1/23 @100	1,280	1,291
5.00%, 7/1/39, Continuously Callable @100	800	806
4.00%, 7/1/39, Continuously Callable @100	1,000	892
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 4.00%, 10/1/35, Continuously Callable @100	1,000	1,000
4.00%, 10/1/36, Continuously Callable @100	1,250	1,227
4.00%, 10/1/38, Continuously Callable @100	1,000	956
Washington Convention & Sports Authority Revenue Series A, 4.00%, 10/1/38, Continuously Callable @100	1,250	1,228
Series A, 4.00%, 10/1/39, Continuously Callable @100	500	491
Series A, 4.00%, 10/1/40, Continuously Callable @100	750	729
		8,725
Florida (6.0%):
Alachua County Health Facilities Authority Revenue, 4.00%, 10/1/40, Continuously Callable @103	700	547
City of Cape Coral Water & Sewer Revenue 4.00%, 10/1/35, Continuously Callable @100	1,485	1,495
4.00%, 10/1/36, Continuously Callable @100	1,400	1,389
4.00%, 10/1/37, Continuously Callable @100	3,000	2,952
City of Pompano Beach Revenue 3.50%, 9/1/35, Continuously Callable @103	3,345	2,702
4.00%, 9/1/40, Continuously Callable @103	2,500	1,992
Series A, 4.00%, 9/1/36, Continuously Callable @103	1,050	893
Series A, 4.00%, 9/1/41, Continuously Callable @103	1,215	957
Series B-1, 2.00%, 1/1/29	3,300	2,736
City of Port St. Lucie Special Assessment 4.00%, 7/1/31, Continuously Callable @100	3,195	3,253
4.00%, 7/1/32, Continuously Callable @100	2,000	2,032
4.00%, 7/1/33, Continuously Callable @100	2,785	2,823
City of Port St. Lucie Utility System Revenue, 4.00%, 9/1/31, Continuously Callable @100	1,000	1,029
City of Tampa Revenue Series A, 9/1/36, Continuously Callable @80 (e)	700	379
Series A, 9/1/37, Continuously Callable @77 (e)	700	357
Series A, 9/1/38, Continuously Callable @74 (e)	850	398
Series A, 9/1/39, Continuously Callable @71 (e)	700	320
Series A, 9/1/40, Continuously Callable @67 (e)	850	370
Series B, 4.00%, 7/1/38, Continuously Callable @100	350	341
Series B, 4.00%, 7/1/39, Continuously Callable @100	700	677
Cityplace Community Development District Special Assessment (INS — Assured Guaranty Municipal Corp.) 5/1/33 (f)	3,470	3,335
5/1/38, Continuously Callable @100 (g)	7,900	7,386
County of Broward FL Tourist Development Tax Revenue 4.00%, 9/1/39, Continuously Callable @100	7,000	6,770
4.00%, 9/1/40, Continuously Callable @100	9,300	8,945
4.00%, 9/1/41, Continuously Callable @100	6,975	6,673

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Escambia Revenue 2.08%, 4/1/39, Continuously Callable @100 (b)	$600	$600
2.25%, 4/1/39, Continuously Callable @100 (b)	5,900	5,900
County of Lee Airport Revenue, 5.00%, 10/1/33, Continuously Callable @100	4,000	4,192
County of Lee Revenue 5.00%, 10/1/23	2,500	2,524
5.00%, 10/1/24	2,700	2,776
County of Lee Tourist Development Tax Revenue Series B, 4.00%, 10/1/37, Continuously Callable @100	4,970	4,891
Series B, 4.00%, 10/1/38, Continuously Callable @100	5,230	5,105
County of Miami-Dade Florida Water & Sewer System Revenue, 4.00%, 10/1/41, Continuously Callable @100	210	200
Escambia County Health Facilities Authority Revenue 5.00%, 8/15/33, Continuously Callable @100	1,400	1,481
5.00%, 8/15/34, Continuously Callable @100	1,240	1,300
5.00%, 8/15/40, Continuously Callable @100	2,900	2,963
Florida Development Finance Corp. Revenue 4.00%, 11/15/39, Continuously Callable @100	5,260	4,974
Series A, 5.00%, 6/15/35, Continuously Callable @100	1,000	1,007
Series A, 5.00%, 6/15/40, Continuously Callable @100	1,650	1,588
Series A, 5.00%, 6/15/42, Continuously Callable @100	2,250	2,179
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/35, Continuously Callable @100	1,250	1,308
5.00%, 10/1/36, Continuously Callable @100	1,000	1,037
4.00%, 10/1/37, Continuously Callable @100	1,000	911
4.00%, 10/1/38, Continuously Callable @100	750	679
5.00%, 3/1/39, Continuously Callable @100	7,055	6,588
4.00%, 10/1/39, Continuously Callable @100	800	721
Halifax Hospital Medical Center Revenue 5.00%, 6/1/35, Pre-refunded 6/1/25 @100	2,325	2,418
5.00%, 6/1/36, Continuously Callable @100	2,750	2,824
Lake County School Board Certificate of Participation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 6/1/29, Pre-refunded 6/1/24 @100	1,250	1,276
Series A, 5.00%, 6/1/30, Pre-refunded 6/1/24 @100	2,225	2,271
Lee County IDA Revenue, 5.00%, 11/15/39, Continuously Callable @103	1,500	1,472
Lee County School Board Certificate of Participation, Series A, 5.00%, 8/1/28, Continuously Callable @100	3,750	3,851
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/37, Continuously Callable @100	5,000	4,928
Miami-Dade County Expressway Authority Revenue Series A, 5.00%, 7/1/28, Continuously Callable @100	10,000	10,009
Series A, 5.00%, 7/1/29, Continuously Callable @100	7,000	7,006
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,020
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,610	1,642
Series A, 5.00%, 7/1/31, Continuously Callable @100	1,255	1,280
Series A, 5.00%, 7/1/32, Continuously Callable @100	2,000	2,039
Series A, 5.00%, 7/1/33, Continuously Callable @100	2,000	2,039
Series A, 5.00%, 7/1/34, Continuously Callable @100	2,000	2,039

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 5.00%, 7/1/30, Continuously Callable @100	$2,000	$2,040
Series B, 5.00%, 7/1/31, Continuously Callable @100	2,000	2,040
Miami-Dade County Health Facilities Authority Revenue 5.00%, 8/1/27, Pre-refunded 8/1/23 @100	4,750	4,782
5.00%, 8/1/28, Pre-refunded 8/1/23 @100	4,950	4,983
5.00%, 8/1/29, Pre-refunded 8/1/23 @100	5,250	5,285
5.00%, 8/1/30, Pre-refunded 8/1/23 @100	3,500	3,524
5.00%, 8/1/31, Pre-refunded 8/1/23 @100	5,780	5,819
Orange County Health Facilities Authority Revenue, Series A, 5.00%, 10/1/35, Continuously Callable @100	4,000	4,166
Osceola County School Board Certificate of Participation, Series A, 5.00%, 6/1/28, Pre-refunded 6/1/23 @100	3,055	3,067
Palm Beach County Educational Facilities Authority Revenue, 4.00%, 10/1/41, Continuously Callable @100	3,695	3,327
Palm Beach County Health Facilities Authority Revenue 5.00%, 11/15/23, Continuously Callable @100	7,595	7,591
5.00%, 11/1/39, Continuously Callable @100	1,150	1,156
5.00%, 11/1/42, Continuously Callable @100	850	849
Series B, 4.00%, 11/15/41, Continuously Callable @103	250	209
Pinellas County IDA Revenue, 5.00%, 7/1/29	900	913
School District of Broward County Certificate of Participation Series A, 5.00%, 7/1/29, Continuously Callable @100	2,000	2,087
Series A, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,087
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (c)	3,195	3,243
St. Lucie County School Board Certificate of Participation Series A, 5.00%, 7/1/25, Continuously Callable @100	2,045	2,056
Series A, 5.00%, 7/1/26, Continuously Callable @100	1,500	1,508
Volusia County Educational Facility Authority Revenue Series B, 5.00%, 10/15/28, Continuously Callable @100	1,000	1,033
Series B, 5.00%, 10/15/29, Continuously Callable @100	1,000	1,034
Series B, 5.00%, 10/15/30, Continuously Callable @100	1,500	1,550
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,560	1,612
		225,750
Georgia (2.1%):
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put Date 10/1/29) (a)	4,975	4,437
George L Smith II Congress Center Authority Revenue, 4.00%, 1/1/36, Continuously Callable @100	1,000	917
Glynn-Brunswick Memorial Hospital Authority Revenue 4.00%, 8/1/36, Continuously Callable @100	1,840	1,711
4.00%, 8/1/37, Continuously Callable @100	1,500	1,379
Main Street Natural Gas, Inc. Revenue 5.00%, 6/1/53, (Put Date 6/1/30) (a)	7,500	7,789
Series A, 5.00%, 5/15/36	2,000	2,045
Series A, 5.00%, 5/15/37	1,500	1,518
Series A, 5.00%, 5/15/38	2,500	2,515
Series B, 5.00%, 12/1/52, (Put Date 6/1/29) (a)	12,000	12,412
Series B, 5.00%, 7/1/53, (Put Date 3/1/30) (a)	5,000	5,271

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series C, 4.00%, 8/1/48, (Put Date 12/1/23) (a)	$15,000	$14,994
Series C, 4.00%, 5/1/52, (Put Date 12/1/28) (a)	12,750	12,513
Savannah Hospital Authority Revenue, 4.00%, 7/1/39, Continuously Callable @100	2,500	2,415
The Burke County Development Authority Revenue 2.20%, 10/1/32, Continuously Callable @100	1,850	1,525
Series A, 1.50%, 1/1/40, (Put Date 2/3/25) (a)	6,500	6,174
		77,615
Guam (0.6%):
Guam Government Waterworks Authority Revenue 5.00%, 7/1/28, Continuously Callable @100	1,000	1,001
5.25%, 7/1/33, Pre-refunded 7/1/23 @100	3,000	3,019
5.00%, 7/1/36, Continuously Callable @100	1,250	1,261
5.00%, 7/1/36, Continuously Callable @100	1,000	1,011
Series A, 5.00%, 7/1/23	750	751
Series A, 5.00%, 7/1/24	600	603
Series A, 5.00%, 7/1/25, Continuously Callable @100	750	755
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,009
Guam Power Authority Revenue Series A, 5.00%, 10/1/29, Continuously Callable @100	1,000	1,014
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,014
Series A, 5.00%, 10/1/31, Continuously Callable @100	695	705
Series A, 5.00%, 10/1/34, Continuously Callable @100	3,500	3,752
Series A, 5.00%, 10/1/35, Continuously Callable @100	2,000	2,120
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/32, Continuously Callable @100	1,000	1,025
Territory of Guam Revenue Series A, 5.00%, 12/1/30, Continuously Callable @100	1,500	1,547
Series A, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,060
		22,647
Idaho (0.4%):
Idaho Health Facilities Authority Revenue 5.00%, 3/1/35, Continuously Callable @100	5,805	6,125
5.00%, 3/1/36, Continuously Callable @100	7,520	7,865
Idaho Housing & Finance Association Revenue, Series A, 4.00%, 7/15/38, Continuously Callable @100	3,000	2,940
		16,930
Illinois (16.6%):
Champaign County Community Unit School District No. 4 Champaign, GO 4.00%, 6/1/34, Continuously Callable @100	1,000	1,021
4.00%, 6/1/35, Continuously Callable @100	1,290	1,306
4.00%, 6/1/36, Continuously Callable @100	1,575	1,578
Chicago Board of Education, GO 5.00%, 12/1/39, Continuously Callable @100	4,700	4,634
Series A, 12/1/25 (e)	1,600	1,422
Series A, 12/1/26 (e)	3,700	3,184
Series A, 5.00%, 12/1/43, Continuously Callable @100	7,965	7,655

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 4.00%, 12/1/40, Continuously Callable @100	$21,900	$18,945
Series B, 4.00%, 12/1/41, Continuously Callable @100	8,710	7,448
Chicago Midway International Airport Revenue Series B, 5.00%, 1/1/27, Continuously Callable @100	6,525	6,531
Series B, 5.00%, 1/1/29, Continuously Callable @100	11,750	11,882
Series B, 5.00%, 1/1/30, Continuously Callable @100	5,175	5,234
Series B, 5.00%, 1/1/31, Continuously Callable @100	8,910	9,014
Series B, 5.00%, 1/1/32, Continuously Callable @100	6,000	6,071
Series B, 5.25%, 1/1/33, Continuously Callable @100	1,635	1,637
Series B, 4.00%, 1/1/34, Continuously Callable @100	3,500	3,550
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,000	3,030
Chicago O'Hare International Airport Revenue 5.00%, 1/1/33, Continuously Callable @100	11,560	11,933
5.00%, 1/1/34, Continuously Callable @100	5,675	5,857
Series A, 4.00%, 1/1/36, Continuously Callable @100	2,000	2,022
Series A, 4.00%, 1/1/38, Continuously Callable @100	1,000	984
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/28, Continuously Callable @100	3,620	3,624
5.00%, 1/1/29, Continuously Callable @100	1,500	1,502
5.13%, 1/1/30, Continuously Callable @100	2,150	2,153
Chicago Park District, GO Series F-2, 4.00%, 1/1/34, Continuously Callable @100	1,200	1,194
Series F-2, 4.00%, 1/1/36, Continuously Callable @100	1,300	1,255
Series F-2, 5.00%, 1/1/37, Continuously Callable @100	2,000	2,104
Series F-2, 4.00%, 1/1/38, Continuously Callable @100	1,750	1,663
Series F-2, 5.00%, 1/1/39, Continuously Callable @100	1,500	1,563
Series F-2, 5.00%, 1/1/40, Continuously Callable @100	1,125	1,172
City of Calumet City, GO (INS — Assured Guaranty Municipal Corp.), Series A, 4.50%, 3/1/43, Continuously Callable @100	1,000	973
City of Chicago Special Assessment 3.04%, 12/1/28 (c)	270	252
3.20%, 12/1/29 (c)	325	302
3.29%, 12/1/30 (c)	350	324
3.38%, 12/1/31 (c)	375	346
3.45%, 12/1/32 (c)	300	276
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/31, Continuously Callable @100	1,000	1,007
5.00%, 1/1/32, Continuously Callable @100	1,000	1,007
Series B, 5.00%, 1/1/35, Continuously Callable @100	8,000	8,481
Series C, 5.00%, 1/1/33, Continuously Callable @100	3,500	3,611
Series C, 5.00%, 1/1/34, Continuously Callable @100	1,000	1,033
Series C, 5.00%, 1/1/35, Continuously Callable @100	1,250	1,291
City of Chicago Waterworks Revenue 5.00%, 11/1/28, Continuously Callable @100	1,500	1,557
5.00%, 11/1/29, Continuously Callable @100	725	753
5.00%, 11/1/30, Continuously Callable @100	2,000	2,078
5.00%, 11/1/31, Continuously Callable @100	2,000	2,037
5.00%, 11/1/33, Continuously Callable @100	2,000	2,037
5.00%, 11/1/36, Continuously Callable @100	2,665	2,738
See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A-1, 5.00%, 11/1/29, Continuously Callable @100	$1,000	$1,039
Series A-1, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,039
City of Chicago Waterworks Revenue (INS — Assured Guaranty Municipal Corp.) 5.25%, 11/1/34, Continuously Callable @100	2,105	2,240
5.25%, 11/1/35, Continuously Callable @100	1,635	1,730
Series 2017-2, 5.00%, 11/1/36, Continuously Callable @100	3,145	3,268
Series 2017-2, 5.00%, 11/1/37, Continuously Callable @100	2,500	2,587
City of Chicago, GO, Series A, 5.50%, 1/1/41, Continuously Callable @100	1,500	1,551
City of Galesburg IL Revenue Series A, 4.00%, 10/1/36, Continuously Callable @100	1,125	1,072
Series A, 4.00%, 10/1/41, Continuously Callable @100	1,475	1,315
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/34, Continuously Callable @100	3,000	3,098
City of Springfield, GO, 5.00%, 12/1/30, Continuously Callable @100	8,500	8,963
County of Cook Sales Tax Revenue 4.00%, 11/15/34, Continuously Callable @100	3,750	3,796
5.00%, 11/15/35, Continuously Callable @100	7,000	7,354
5.00%, 11/15/36, Continuously Callable @100	5,000	5,216
County of Cook, GO 5.00%, 11/15/34, Continuously Callable @100	2,000	2,107
5.00%, 11/15/35, Continuously Callable @100	2,000	2,095
Series A, 5.00%, 11/15/31, Continuously Callable @100	2,500	2,662
Illinois Educational Facilities Authority Revenue 4.00%, 11/1/36, Continuously Callable @102	9,750	9,623
4.45%, 11/1/36, Continuously Callable @102	4,500	4,581
3.90%, 11/1/36, Continuously Callable @102	2,220	2,206
Illinois Finance Authority Revenue 5.00%, 2/15/27 (h)	7,650	3,421
5.40%, 4/1/27, Continuously Callable @100	1,435	1,435
4.00%, 5/15/27	3,065	3,006
5.50%, 7/1/28, Continuously Callable @100	8,250	8,309
3.90%, 3/1/30, Continuously Callable @100	20,000	20,180
5.00%, 5/15/30, Continuously Callable @100	1,000	925
5.00%, 5/15/31, Continuously Callable @100	1,875	1,714
5.00%, 8/15/32, Pre-refunded 8/15/26 @100	1,500	1,576
5.00%, 8/15/33, Pre-refunded 8/15/26 @100	1,155	1,213
5.00%, 8/15/34, Pre-refunded 8/15/26 @100	1,000	1,051
5.00%, 12/1/34, Continuously Callable @100	3,500	3,615
5.00%, 5/15/35, Continuously Callable @100	1,100	961
5.00%, 8/15/35, Continuously Callable @100	4,000	4,094
5.00%, 10/1/35, Continuously Callable @100	600	649
4.00%, 12/1/35, Continuously Callable @100	5,000	4,879
5.00%, 5/15/36, Continuously Callable @100	1,400	1,211
4.00%, 12/1/36, Continuously Callable @100	3,000	2,872
5.00%, 2/15/37, Continuously Callable @100	1,000	1,001
5.00%, 10/1/37, Continuously Callable @100	700	742
5.00%, 10/1/39, Continuously Callable @100	700	735
2.45%, 10/1/39, (Put Date 10/1/29) (a)	14,000	12,515
4.00%, 10/1/40, Continuously Callable @100	1,000	877
Series A, 4.00%, 10/1/31, Continuously Callable @100	1,000	1,018

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 4.00%, 10/1/32, Continuously Callable @100	$1,000	$1,017
Series A, 5.00%, 9/1/34, Pre-refunded 9/1/24 @100	3,385	3,474
Series A, 4.00%, 10/1/34, Continuously Callable @100	1,000	1,013
Series A, 5.00%, 11/15/34, Continuously Callable @100	3,700	3,816
Series A, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,079
Series A, 4.00%, 8/1/39, Continuously Callable @100	1,850	1,586
Series A, 4.00%, 8/1/40, Continuously Callable @100	3,780	3,203
Series A, 4.00%, 8/1/41, Continuously Callable @100	1,935	1,618
Series A, 4.00%, 8/1/43, Continuously Callable @100	2,105	1,792
Series C, 4.00%, 2/15/36, Continuously Callable @100	18,000	18,118
Illinois Municipal Electric Agency Revenue, Series A, 4.00%, 2/1/33, Continuously Callable @100	14,650	14,926
Illinois Sports Facilities Authority Revenue, 5.00%, 6/15/30, Continuously Callable @100	1,025	1,048
Illinois Sports Facilities Authority Revenue (INS — Assured Guaranty Corp.) 5.25%, 6/15/30, Continuously Callable @100	3,000	3,051
5.25%, 6/15/31, Continuously Callable @100	5,000	5,085
5.25%, 6/15/32, Continuously Callable @100	5,000	5,085
Illinois State Toll Highway Authority Revenue Series A, 5.00%, 12/1/32, Continuously Callable @100	5,000	5,279
Series A, 5.00%, 1/1/34, Continuously Callable @100	5,870	6,137
Series A, 5.00%, 1/1/35, Continuously Callable @100	5,600	5,855
Series A, 5.00%, 1/1/36, Continuously Callable @100	7,000	7,322
Kane Cook & DuPage Counties School District No. U-46 Elgin, GO Series D, 5.00%, 1/1/32, Continuously Callable @100	2,800	2,844
Series D, 5.00%, 1/1/33, Continuously Callable @100	4,000	4,063
Kendall Kane & Will Counties Community Unit School District No. 308, GO 5.00%, 2/1/35, Continuously Callable @100	5,000	5,291
5.00%, 2/1/36, Continuously Callable @100	6,000	6,337
Madison County Community Unit School District No. 7 Edwardsville, GO (INS — Build America Mutual Assurance Co.) 5.00%, 12/1/28, Continuously Callable @100	1,210	1,262
5.00%, 12/1/29, Continuously Callable @100	1,250	1,304
Madison-Macoupin Etc Counties Community College District No. 536, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,071
Series A, 5.00%, 11/1/32, Continuously Callable @100	2,000	2,143
Series A, 5.00%, 11/1/33, Continuously Callable @100	750	804
Metropolitan Pier & Exposition Authority Revenue 5.00%, 6/15/42, Continuously Callable @100	2,000	2,019
4.00%, 12/15/42, Continuously Callable @100	8,000	7,137
Metropolitan Pier & Exposition Authority Revenue (INS — Assured Guaranty Municipal Corp.), 6/15/26 (e)	5,000	4,368
Northern Illinois Municipal Power Agency Revenue Series A, 4.00%, 12/1/31, Continuously Callable @100	1,800	1,826
Series A, 4.00%, 12/1/32, Continuously Callable @100	2,100	2,128
Series A, 4.00%, 12/1/33, Continuously Callable @100	4,000	4,021
Series A, 4.00%, 12/1/35, Continuously Callable @100	5,000	4,939
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.) 4.00%, 10/1/43, Continuously Callable @100	1,300	1,186

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 4.00%, 4/1/35, Continuously Callable @100	$1,200	$1,165
Series B, 4.00%, 4/1/39, Continuously Callable @100	1,375	1,300
Regional Transportation Authority Revenue Series A, 4.00%, 7/1/34, Continuously Callable @100	23,160	23,875
Series A, 4.00%, 7/1/35, Continuously Callable @100	11,650	11,932
Sales Tax Securitization Corp. Revenue Series A, 4.00%, 1/1/38, Continuously Callable @100	5,060	4,838
Series A, 4.00%, 1/1/39, Continuously Callable @100	1,750	1,668
Sangamon County School District No. 186 Springfield, GO Series B, 5.00%, 2/1/24	1,040	1,053
Series B, 5.00%, 2/1/25, Pre-refunded 2/1/24 @100	1,435	1,457
Sangamon County School District No. 186 Springfield, GO (INS — Build America Mutual Assurance Co.) Series B, 5.00%, 2/1/24	2,660	2,684
Series B, 5.00%, 2/1/25, Continuously Callable @100	5,765	5,818
Series B, 5.00%, 2/1/26, Continuously Callable @100	4,215	4,255
State of Illinois, GO 5.25%, 2/1/31, Continuously Callable @100	9,000	9,071
Series A, 5.00%, 11/1/25	11,000	11,191
Series B, 5.00%, 10/1/28	3,000	3,153
Series B, 5.00%, 11/1/32, Continuously Callable @100	10,000	10,536
Series D, 5.00%, 11/1/27	6,705	6,975
Series D, 5.00%, 11/1/28, Continuously Callable @100	5,795	6,033
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 2/1/30, Continuously Callable @100	7,000	7,029
Series A, 5.00%, 4/1/29, Continuously Callable @100	10,000	10,011
University of Illinois Revenue, Series A, 4.00%, 4/1/33, Continuously Callable @100	12,475	12,747
Village of Bolingbrook, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 1/1/29, Continuously Callable @100	1,750	1,869
Series A, 5.00%, 1/1/30, Continuously Callable @100	1,500	1,599
Series A, 5.00%, 1/1/31, Continuously Callable @100	2,400	2,551
Series A, 5.00%, 1/1/32, Continuously Callable @100	2,350	2,497
Series A, 5.00%, 1/1/33, Continuously Callable @100	1,450	1,541
Series A, 5.00%, 1/1/38, Continuously Callable @100	1,500	1,557
Village of Gilberts Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 3/1/30, Continuously Callable @100	5,221	5,410
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/25	2,010	2,106
Series A, 5.00%, 12/1/26	2,110	2,251
Volo Village Special Service Area No. 3 & 6 Special Tax (INS — Assured Guaranty Municipal Corp.) 5.00%, 3/1/34, Continuously Callable @100	2,992	3,160
4.00%, 3/1/36, Continuously Callable @100	1,250	1,257
Will County Community High School District No. 210 Lincoln-Way, GO, 4.00%, 1/1/34, Continuously Callable @100	650	659
Williamson Jackson Etc Counties Community Unit School District No. 4, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/1/28, Continuously Callable @100	1,835	1,914
5.00%, 12/1/29, Continuously Callable @100	1,925	2,008

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 12/1/30, Continuously Callable @100	$2,025	$2,113
5.00%, 12/1/34, Continuously Callable @100	6,000	6,259
		627,601
Indiana (2.3%):
City of Rockport Revenue, Series A, 3.05%, 6/1/25	5,750	5,696
Hammond Multi-School Building Corp. Revenue 5.00%, 7/15/33, Continuously Callable @100	1,165	1,272
5.00%, 7/15/34, Continuously Callable @100	1,000	1,086
5.00%, 7/15/35, Continuously Callable @100	1,250	1,347
5.00%, 7/15/38, Continuously Callable @100	3,000	3,166
Indiana Bond Bank Revenue 1/15/30, Continuously Callable @97 (e)	740	572
7/15/30, Continuously Callable @96 (e)	750	568
7/15/31, Continuously Callable @93 (e)	1,490	1,085
7/15/32, Continuously Callable @91 (e)	1,400	977
Indiana Finance Authority Revenue 3.13%, 12/1/24	6,000	5,907
1.40%, 8/1/29, Continuously Callable @100	7,000	6,080
5.00%, 9/1/30, Continuously Callable @100	1,250	1,334
5.00%, 9/1/31, Continuously Callable @100	1,500	1,601
5.00%, 11/15/33, Continuously Callable @103	2,000	1,996
4.00%, 4/1/35, Continuously Callable @100	1,210	1,111
4.00%, 4/1/36, Continuously Callable @100	1,255	1,124
4.00%, 7/1/36, Continuously Callable @100	3,660	3,393
4.00%, 4/1/37, Continuously Callable @100	1,310	1,147
4.00%, 4/1/38, Continuously Callable @100	2,045	1,759
4.00%, 7/1/38, Continuously Callable @100	4,030	3,623
5.00%, 11/15/38, Continuously Callable @103	3,000	2,842
4.00%, 4/1/39, Continuously Callable @100	1,625	1,382
4.00%, 7/1/39, Continuously Callable @100	3,605	3,229
4.00%, 4/1/40, Continuously Callable @100	2,215	1,864
4.00%, 4/1/41, Continuously Callable @100	2,305	1,917
4.00%, 4/1/42, Continuously Callable @100	2,400	1,972
4.00%, 11/15/43, Continuously Callable @100	1,505	1,144
Series A, 5.00%, 7/1/40, Continuously Callable @100	6,240	6,373
Series A, 4.00%, 11/15/41, Continuously Callable @103	8,400	6,724
Series A, 5.00%, 7/1/42, Continuously Callable @100	7,240	7,341
Richmond Hospital Authority Revenue, 5.00%, 1/1/35, Continuously Callable @100	6,500	6,661
		86,293
Iowa (0.6%):
Iowa Finance Authority Revenue Series E, 4.00%, 8/15/35, Continuously Callable @100	5,425	5,379
Series E, 4.00%, 8/15/36, Continuously Callable @100	15,105	14,696
Iowa Higher Education Loan Authority Revenue, 4.75%, 10/1/42, Continuously Callable @100	1,500	1,455

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Iowa Tobacco Settlement Authority Revenue Series A-2, 4.00%, 6/1/38, Continuously Callable @100	$270	$249
Series A-2, 4.00%, 6/1/39, Continuously Callable @100	300	274
Series A-2, 4.00%, 6/1/40, Continuously Callable @100	200	180
		22,233
Kansas (0.9%):
City of Manhattan Revenue, Series A, 4.00%, 6/1/36, Continuously Callable @103	1,640	1,365
City of Wichita Revenue 4.20%, 9/1/27, Continuously Callable @100	125	125
4.63%, 9/1/33, Continuously Callable @100	10,000	9,592
Wyandotte County-Kansas City Unified Government Tax Allocation 5.25%, 9/1/35, Continuously Callable @103 (c)	15,000	13,989
5.75%, 3/1/41, Continuously Callable @103 (c)	10,000	9,560
		34,631
Kentucky (3.0%):
City of Ashland Revenue 4.00%, 2/1/35, Continuously Callable @100	470	453
4.00%, 2/1/36, Continuously Callable @100	2,410	2,275
4.00%, 2/1/37, Continuously Callable @100	1,115	1,032
County of Trimble Revenue, 3.75%, 6/1/33, Continuously Callable @100	15,000	15,286
Kentucky Economic Development Finance Authority Revenue 5.00%, 5/15/26	5,530	5,384
5.00%, 5/15/31, Continuously Callable @100	3,205	2,922
Series B, 10/1/24 (e)	6,130	5,814
Series B-3, 4.20% (MUNIPSA+140bps), 2/1/46, (Put Date 2/1/25) (a) (d)	20,000	20,311
Kentucky Municipal Power Agency Revenue, Series A, 3.45%, 9/1/42, (Put Date 3/1/26) (a)	7,000	6,966
Kentucky Public Energy Authority Revenue Series A-2, 4.25% (SOFR+120bps), 8/1/52, (Put Date 8/1/30) (a) (d)	7,500	6,959
Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (a)	14,285	14,189
Series C-3, 3.85% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (a) (d)	20,000	19,898
Kentucky State Property & Building Commission Revenue 5.00%, 5/1/35, Continuously Callable @100	1,000	1,072
5.00%, 5/1/36, Continuously Callable @100	1,000	1,064
5.00%, 5/1/37, Continuously Callable @100	3,000	3,171
Series A, 5.00%, 2/1/32, Continuously Callable @100	2,000	2,106
Series A, 5.00%, 2/1/33, Continuously Callable @100	2,250	2,369
Series A, 4.00%, 11/1/36, Continuously Callable @100	2,000	1,989
Series A, 4.00%, 11/1/38, Continuously Callable @100	500	485
		113,745
Louisiana (3.1%):
City of New Orleans Sewerage Service Revenue 5.00%, 6/1/31, Pre-refunded 6/1/25 @100	700	729
5.00%, 6/1/32, Pre-refunded 6/1/25 @100	1,150	1,197
5.00%, 6/1/34, Pre-refunded 6/1/25 @100	1,500	1,562
City of New Orleans Water System Revenue 5.00%, 12/1/33, Pre-refunded 12/1/25 @100	1,500	1,578
5.00%, 12/1/35, Pre-refunded 12/1/25 @100	1,500	1,578

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/1/33, Continuously Callable @100	$1,515	$1,582
5.00%, 12/1/34, Continuously Callable @100	1,500	1,564
5.00%, 12/1/35, Continuously Callable @100	1,510	1,566
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.) Series B, 5.00%, 12/1/31, Continuously Callable @100	5,330	5,467
Series B, 5.00%, 12/1/32, Continuously Callable @100	5,125	5,256
Series C, 5.00%, 12/1/30, Continuously Callable @100	1,000	1,077
Series C, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,154
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 3.50%, 11/1/32, Continuously Callable @100	18,750	17,463
Louisiana Public Facilities Authority Revenue 4.00%, 12/15/32, Continuously Callable @100	2,430	2,506
4.00%, 12/15/32, Pre-refunded 12/15/26 @100	305	317
5.00%, 7/1/33, Pre-refunded 7/1/25 @100	55	57
5.00%, 7/1/33, Continuously Callable @100	8,940	9,284
5.00%, 5/15/34, Continuously Callable @100	2,975	3,126
5.00%, 5/15/34, Pre-refunded 5/15/26 @100	25	27
5.00%, 5/15/34, Continuously Callable @100	2,225	2,320
5.00%, 7/1/34, Pre-refunded 7/1/25 @100	85	89
5.00%, 7/1/34, Continuously Callable @100	13,465	13,973
5.00%, 5/15/35, Continuously Callable @100	2,000	2,088
4.00%, 5/15/35, Pre-refunded 5/15/26 @100	35	36
4.00%, 5/15/35, Continuously Callable @100	3,465	3,462
5.00%, 5/15/36, Continuously Callable @100	1,560	1,617
4.00%, 5/15/36, Pre-refunded 5/15/26 @100	15	15
4.00%, 5/15/36, Continuously Callable @100	1,485	1,456
Series A, 4.00%, 12/15/33, Continuously Callable @100	3,095	3,166
Louisiana Public Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/36, Pre-refunded 6/1/25 @100	2,000	2,082
Louisiana State University & Agricultural & Mechanical College Revenue Series A, 4.00%, 7/1/31, Continuously Callable @100	1,000	1,013
Series A, 4.00%, 7/1/32, Continuously Callable @100	1,000	1,012
Series A, 4.00%, 7/1/33, Continuously Callable @100	1,000	1,010
New Orleans Aviation Board Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/35, Continuously Callable @100	1,840	1,970
5.00%, 1/1/36, Continuously Callable @100	1,250	1,328
5.00%, 1/1/37, Continuously Callable @100	1,500	1,584
5.00%, 10/1/37, Continuously Callable @100	2,000	2,087
5.00%, 1/1/38, Continuously Callable @100	1,300	1,367
Parish of St. John the Baptist Revenue, 2.20%, 6/1/37, (Put Date 7/1/26) (a)	6,750	6,258
Tangipahoa Parish Hospital Service District No. 1 Revenue 4.00%, 2/1/38, Continuously Callable @100	2,375	2,168
4.00%, 2/1/39, Continuously Callable @100	2,330	2,096
4.00%, 2/1/41, Continuously Callable @100	1,500	1,335
4.00%, 2/1/42, Continuously Callable @100	1,500	1,322
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 5/15/23	5,000	5,017
		117,961

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maine (0.1%):
Maine Health & Higher Educational Facilities Authority Revenue 5.00%, 7/1/24, Pre-refunded 7/1/23 @100	$1,635	$1,644
5.00%, 7/1/26, Pre-refunded 7/1/23 @100	1,000	1,005
5.00%, 7/1/27, Pre-refunded 7/1/23 @100	1,000	1,006
		3,655
Maryland (1.4%):
City of Gaithersburg Revenue 5.00%, 1/1/33, Continuously Callable @104	3,000	3,002
5.00%, 1/1/36, Continuously Callable @104	1,000	973
Howard County Housing Commission Revenue, Series A, 1.60%, 6/1/29, Continuously Callable @100	3,000	2,681
Maryland Economic Development Corp. Revenue Series A, 5.00%, 6/1/30, Continuously Callable @100	1,250	1,343
Series A, 5.00%, 6/1/31, Continuously Callable @100	1,000	1,073
Series A, 5.00%, 6/1/32, Continuously Callable @100	1,000	1,072
Series A, 5.00%, 6/1/35, Continuously Callable @100	2,000	2,109
Maryland Health & Higher Educational Facilities Authority Revenue 5.50%, 1/1/29, Continuously Callable @100	1,415	1,484
5.50%, 1/1/30, Continuously Callable @100	1,750	1,834
5.50%, 1/1/31, Continuously Callable @100	1,585	1,659
5.00%, 7/1/31, Continuously Callable @100	3,190	3,328
5.00%, 7/1/32, Continuously Callable @100	6,505	6,767
5.00%, 7/1/33, Continuously Callable @100	1,000	1,032
5.00%, 7/1/33, Continuously Callable @100	3,600	3,730
5.00%, 7/1/34, Continuously Callable @100	2,500	2,576
5.00%, 7/1/34, Continuously Callable @100	2,200	2,263
5.50%, 1/1/36, Continuously Callable @100	5,000	5,141
4.00%, 1/1/38, Continuously Callable @100	865	761
4.00%, 7/1/38, Continuously Callable @100	1,500	1,391
4.00%, 7/1/39, Continuously Callable @100	1,585	1,465
4.00%, 7/1/40, Continuously Callable @100	1,645	1,512
Series A, 5.00%, 7/1/33, Continuously Callable @100	1,000	1,042
Series A, 5.00%, 7/1/34, Continuously Callable @100	1,000	1,036
Series A, 5.00%, 7/1/35, Continuously Callable @100	1,310	1,350
Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,025
		51,649
Massachusetts (1.7%):
Massachusetts Clean Water Trust Revenue, Series 11, 4.75%, 8/1/25, Continuously Callable @100	110	110
Massachusetts Development Finance Agency Revenue 5.00%, 7/1/30, Continuously Callable @100	2,000	2,074
5.00%, 7/1/31, Continuously Callable @100	1,675	1,733
5.00%, 7/1/32, Continuously Callable @100	1,250	1,311
4.00%, 10/1/32, Continuously Callable @105 (c)	3,600	3,420
5.00%, 4/15/33, Continuously Callable @100	2,155	2,184
5.00%, 7/1/33, Continuously Callable @100	1,250	1,310
5.00%, 7/1/34, Continuously Callable @100	1,000	1,042
5.00%, 7/1/36, Continuously Callable @100	1,000	1,066

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 7/1/36, Continuously Callable @100	$2,000	$2,032
5.00%, 7/1/36, Continuously Callable @100	895	930
5.00%, 7/1/37, Continuously Callable @100	800	846
5.00%, 7/1/37, Continuously Callable @100	1,215	1,253
5.00%, 10/1/37, Continuously Callable @105 (c)	1,000	1,008
5.00%, 7/1/38, Continuously Callable @100	600	631
5.00%, 7/1/38, Continuously Callable @100	335	344
4.00%, 9/1/41, Continuously Callable @100	1,010	891
5.00%, 10/1/42, Continuously Callable @100	3,500	3,828
3.40% (MUNIPSA+60bps), 7/1/49, (Put Date 1/29/26) (a) (c) (d)	2,500	2,492
Series A, 5.00%, 1/1/31, Continuously Callable @100	450	473
Series A, 5.00%, 1/1/32, Continuously Callable @100	645	678
Series A, 5.00%, 1/1/33, Continuously Callable @100	535	561
Series A, 5.00%, 1/1/34, Continuously Callable @100	700	731
Series A, 5.00%, 1/1/35, Continuously Callable @100	735	763
Series A, 5.00%, 1/1/36, Continuously Callable @100	1,000	1,031
Series A, 5.00%, 7/1/36, Continuously Callable @100	2,000	2,010
Series A, 5.00%, 7/1/38, Continuously Callable @100	1,000	985
Series A, 5.00%, 7/1/39, Continuously Callable @100	2,250	2,198
Series B, 4.00%, 6/1/35, Continuously Callable @100	2,300	2,221
Series B, 4.00%, 6/1/41, Continuously Callable @100	2,750	2,415
Series E, 5.00%, 7/1/36, Continuously Callable @100	2,105	2,154
Series J2, 5.00%, 7/1/35, Continuously Callable @100	5,375	5,727
Series J2, 5.00%, 7/1/36, Continuously Callable @100	4,415	4,665
Series J2, 5.00%, 7/1/37, Continuously Callable @100	5,285	5,544
Series J2, 5.00%, 7/1/38, Continuously Callable @100	5,000	5,221
		65,882
Michigan (1.7%):
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,009
Series A, 5.00%, 7/1/37, Continuously Callable @100	2,000	2,016
Flint Hospital Building Authority Revenue 4.00%, 7/1/32, Continuously Callable @100	2,525	2,396
4.00%, 7/1/33, Continuously Callable @100	2,620	2,470
4.00%, 7/1/34, Continuously Callable @100	2,730	2,557
4.00%, 7/1/35, Continuously Callable @100	1,635	1,520
4.00%, 7/1/38, Continuously Callable @100	1,855	1,680
Great Lakes Water Authority Water Supply System Revenue, Series D, 4.00%, 7/1/32, Continuously Callable @100	13,560	13,851
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 5/1/32, Continuously Callable @100	2,775	2,918
5.00%, 5/1/33, Continuously Callable @100	2,875	3,023
5.00%, 5/1/34, Continuously Callable @100	2,965	3,116
5.00%, 5/1/35, Continuously Callable @100	3,065	3,207
5.00%, 5/1/36, Continuously Callable @100	2,770	2,871
Michigan Finance Authority Revenue 5.00%, 11/1/34, Continuously Callable @100	1,000	1,092
5.00%, 11/1/35, Continuously Callable @100	1,000	1,084
4.00%, 11/15/35, Continuously Callable @100	6,000	5,948

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 11/1/36, Continuously Callable @100	$1,000	$1,075
4.00%, 11/15/36, Continuously Callable @100	1,000	974
5.00%, 11/1/37, Continuously Callable @100	1,250	1,337
4.00%, 12/1/41, Continuously Callable @100	2,375	2,032
Michigan Finance Authority Revenue (NBGA — Michigan School Bond Qualification and Loan Program) Series A, 5.00%, 5/1/24	2,000	2,036
Series A, 5.00%, 5/1/25	1,700	1,762
Michigan State Building Authority Revenue, Series I-A, 5.00%, 10/15/29, Continuously Callable @100	3,000	3,034
Summit Academy North Revenue, 4.00%, 11/1/41, Continuously Callable @103	2,870	2,384
		65,392
Minnesota (0.2%):
City of Minneapolis Revenue, Series A, 5.00%, 11/15/36, Continuously Callable @100	5,000	5,190
Housing & Redevelopment Authority of The City of St. Paul Minnesota Revenue 5.00%, 11/15/29, Pre-refunded 11/15/25 @100	1,750	1,836
5.00%, 11/15/30, Pre-refunded 11/15/25 @100	1,275	1,338
		8,364
Mississippi (0.6%):
Mississippi Business Finance Corp. Revenue, 3.20%, 9/1/28, Continuously Callable @100	6,000	5,715
Mississippi Development Bank Revenue Series A, 5.00%, 4/1/28, Continuously Callable @100	390	391
Series A, 5.00%, 4/1/28, Pre-refunded 4/1/23 @100	920	921
Mississippi Development Bank Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 9/1/30, Continuously Callable @100	5,860	5,864
Mississippi Hospital Equipment & Facilities Authority Revenue 4.00%, 1/1/36, Continuously Callable @100	2,240	2,194
4.00%, 1/1/37, Continuously Callable @100	2,260	2,173
4.00%, 1/1/39, Continuously Callable @100	1,850	1,741
4.00%, 1/1/40, Continuously Callable @100	2,675	2,512
		21,511
Missouri (1.3%):
Cape Girardeau County IDA Revenue 5.00%, 3/1/32, Continuously Callable @100	500	506
5.00%, 3/1/36, Continuously Callable @100	750	755
4.00%, 3/1/41, Continuously Callable @100	750	656
Series A, 6.00%, 3/1/33, Continuously Callable @103	2,075	2,139
Health & Educational Facilities Authority of the State of Missouri Revenue 5.00%, 2/1/29, Continuously Callable @104	1,000	1,001
5.00%, 5/1/30, Continuously Callable @100	2,310	2,310
5.00%, 5/15/32, Continuously Callable @103	1,555	1,438
5.25%, 5/1/33, Continuously Callable @100	2,350	2,351
5.00%, 2/1/34, Continuously Callable @104	2,000	1,990
5.00%, 5/15/36, Continuously Callable @103	4,565	4,068

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Missouri Development Finance Board Revenue Series A, 5.00%, 6/1/30, Continuously Callable @100	$1,000	$1,003
Series A, 5.00%, 6/1/31, Continuously Callable @100	4,215	4,229
Missouri State Environmental Improvement & Energy Resources Authority Revenue, Series A-R, 2.90%, 9/1/33, Continuously Callable @102	25,000	22,537
St. Louis County IDA Revenue 5.00%, 9/1/23	305	305
5.50%, 9/1/33, Continuously Callable @100	2,750	2,752
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @103	1,865	1,922
		49,962
Montana (0.2%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 4/13/23 @100	8,500	8,501
Nebraska (0.9%):
Central Plains Energy Project Revenue 5.00%, 5/1/53, (Put Date 10/1/29) (a)	17,000	17,504
Series A, 5.00%, 9/1/36	3,550	3,645
Douglas County Hospital Authority No. 3 Revenue 5.00%, 11/1/28, Continuously Callable @100	1,250	1,305
5.00%, 11/1/30, Continuously Callable @100	1,600	1,671
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue 4.00%, 1/1/35, Continuously Callable @102	795	803
4.00%, 1/1/36, Continuously Callable @102	1,240	1,241
4.00%, 1/1/37, Continuously Callable @102	1,000	986
4.00%, 1/1/38, Continuously Callable @102	1,295	1,261
4.00%, 1/1/39, Continuously Callable @102	1,800	1,742
Public Power Generation Agency Revenue, 5.00%, 1/1/37, Continuously Callable @100	2,400	2,487
		32,645
Nevada (1.8%):
City of Carson City Revenue 5.00%, 9/1/29, Continuously Callable @100	620	652
5.00%, 9/1/31, Continuously Callable @100	1,000	1,046
5.00%, 9/1/33, Continuously Callable @100	1,000	1,039
5.00%, 9/1/37, Continuously Callable @100	1,950	1,977
City of North Las Vegas, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 6/1/35, Continuously Callable @100	1,870	1,905
4.00%, 6/1/37, Continuously Callable @100	7,345	7,363
4.00%, 6/1/38, Continuously Callable @100	6,135	6,101
City of Sparks Revenue Series A, 2.50%, 6/15/24 (c)	300	293
Series A, 2.75%, 6/15/28 (c)	1,500	1,350
County of Clark Department of Aviation Revenue 5.00%, 7/1/26	3,660	3,878
5.00%, 7/1/27	2,220	2,396
Series A-2, 5.00%, 7/1/32, Continuously Callable @100	20,470	20,969
Series A-2, 5.00%, 7/1/33, Continuously Callable @100	10,845	11,113

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Las Vegas Convention & Visitors Authority Revenue Series C, 4.00%, 7/1/33, Continuously Callable @100	$2,000	$2,036
Series C, 4.00%, 7/1/34, Continuously Callable @100	4,560	4,624
		66,742
New Hampshire (0.4%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/41, Continuously Callable @103	5,100	4,128
New Hampshire Health and Education Facilities Authority Act Revenue 5.00%, 8/1/34, Continuously Callable @100	2,880	3,087
5.00%, 8/1/35, Continuously Callable @100	2,700	2,871
5.00%, 8/1/36, Continuously Callable @100	2,000	2,111
5.00%, 8/1/37, Continuously Callable @100	1,500	1,573
		13,770
New Jersey (6.7%):
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/1/29, Continuously Callable @100	1,000	1,028
5.00%, 11/1/30, Continuously Callable @100	1,000	1,029
City of Atlantic City, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 3/1/32, Continuously Callable @100	1,660	1,778
Series B, 5.00%, 3/1/37, Continuously Callable @100	1,250	1,308
City of Atlantic City, GO (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 3/1/32, Continuously Callable @100	630	675
Series A, 5.00%, 3/1/37, Continuously Callable @100	750	785
City of Bayonne, GO (INS — Build America Mutual Assurance Co.) 5.00%, 7/1/34, Pre-refunded 7/1/26 @100	1,135	1,208
5.00%, 7/1/35, Pre-refunded 7/1/26 @100	1,000	1,065
City of Newark Mass Transit Access Tax Revenue (INS — Assured Guaranty Corp.), 5.00%, 11/15/42, Continuously Callable @100	1,000	1,070
Essex County Improvement Authority Revenue, 4.00%, 6/15/38, Continuously Callable @100	550	500
New Brunswick Parking Authority Revenue (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 9/1/35, Continuously Callable @100	1,455	1,539
Series A, 5.00%, 9/1/36, Continuously Callable @100	2,000	2,102
New Jersey Building Authority Revenue Series A, 4.00%, 6/15/30, Pre-refunded 6/15/26 @100	400	413
Series A, 4.00%, 6/15/30, Pre-refunded 6/15/26 @100	600	620
New Jersey Economic Development Authority Revenue 4.35% (MUNIPSA+155bps), 9/1/27, Callable 4/3/23 @100 (d)	10,000	10,000
4.40% (MUNIPSA+160bps), 3/1/28, Callable 4/3/23 @100 (d)	10,000	10,131
5.00%, 11/1/36, Continuously Callable @100	2,000	2,117
4.00%, 11/1/38, Continuously Callable @100	1,500	1,458
4.00%, 11/1/39, Continuously Callable @100	2,000	1,924
Series A, 5.00%, 6/15/25	5,125	5,298
Series A, 3.13%, 7/1/29, Continuously Callable @100	665	635
Series A, 3.38%, 7/1/30, Continuously Callable @100	1,000	964
Series B, 5.00%, 6/15/36, Continuously Callable @100	16,455	17,351

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 5.00%, 6/15/37, Continuously Callable @100	$16,280	$17,067
Series WW, 5.25%, 6/15/33, Pre-refunded 6/15/25 @100	9,000	9,425
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/15/25, Continuously Callable @100	10,000	10,121
New Jersey Educational Facilities Authority Revenue Series B, 5.50%, 9/1/28, Continuously Callable @100	5,740	6,149
Series B, 5.50%, 9/1/29, Continuously Callable @100	4,000	4,285
Series B, 5.50%, 9/1/30, Continuously Callable @100	3,000	3,214
Series B, 5.50%, 9/1/31, Continuously Callable @100	4,590	4,919
Series B, 5.50%, 9/1/32, Continuously Callable @100	8,075	8,655
Series F, 4.00%, 7/1/33, Continuously Callable @100	150	151
Series F, 4.00%, 7/1/33, Pre-refunded 7/1/26 @100	350	362
Series F, 4.00%, 7/1/34, Continuously Callable @100	260	262
Series F, 4.00%, 7/1/34, Pre-refunded 7/1/26 @100	490	506
Series F, 4.00%, 7/1/35, Continuously Callable @100	975	976
Series F, 4.00%, 7/1/35, Pre-refunded 7/1/26 @100	275	284
New Jersey Educational Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,229
Series A, 5.00%, 7/1/35, Continuously Callable @100	3,350	3,582
Series A, 4.00%, 7/1/36, Continuously Callable @100	1,800	1,756
New Jersey Health Care Facilities Financing Authority Revenue 5.00%, 10/1/33, Continuously Callable @100	2,000	2,131
5.00%, 10/1/34, Continuously Callable @100	2,000	2,120
5.00%, 10/1/35, Continuously Callable @100	2,620	2,759
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.)
Series A, 5.00%, 7/1/27, Continuously Callable @100	2,000	2,063
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,500	1,539
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/30, Continuously Callable @100	3,000	3,164
5.00%, 6/15/31, Continuously Callable @100	3,000	3,162
5.00%, 6/15/42, Continuously Callable @100	9,195	9,643
Series A, 12/15/25 (e)	20,000	18,075
Series A, 5.00%, 12/15/33, Continuously Callable @100	2,000	2,145
Series A, 5.00%, 12/15/35, Continuously Callable @100	1,050	1,111
Series A, 12/15/38 (e)	11,405	5,396
Series AA, 5.25%, 6/15/33, Continuously Callable @100	2,000	2,084
Series AA, 5.25%, 6/15/34, Continuously Callable @100	3,000	3,127
Series AA, 4.00%, 6/15/36, Continuously Callable @100	2,500	2,496
Series AA, 4.00%, 6/15/37, Continuously Callable @100	2,250	2,213
Series BB, 5.00%, 6/15/31, Continuously Callable @100	2,500	2,712
Series BB, 5.00%, 6/15/34, Continuously Callable @100	10,000	10,692
New Jersey Turnpike Authority Revenue Series A, 5.00%, 1/1/34, Continuously Callable @100	10,000	10,251
Series A, 5.00%, 1/1/35, Continuously Callable @100	4,725	4,975
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,500	3,564
Newark Housing Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/29, Continuously Callable @100	500	511

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 12/1/30, Continuously Callable @100	$750	$764
4.00%, 12/1/31, Continuously Callable @100	500	510
South Jersey Transportation Authority Revenue 4.50%, 11/1/42, Continuously Callable @100	1,000	963
Series A, 5.00%, 11/1/30, Continuously Callable @100	500	512
Series A, 5.00%, 11/1/31, Continuously Callable @100	750	768
Series A, 5.00%, 11/1/34, Continuously Callable @100	1,085	1,110
Series A, 4.00%, 11/1/40, Continuously Callable @100	4,300	3,907
State of New Jersey, GO, Series A, 4.00%, 6/1/31	3,570	3,866
The Passaic County Improvement Authority Revenue, 5.25%, 7/1/43, Continuously Callable @100	665	660
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 6/1/36, Continuously Callable @100	5,000	5,172
		254,106
New Mexico (0.3%):
City of Farmington Revenue, Series B, 2.15%, 4/1/33, Continuously Callable @101	10,000	8,087
City of Santa Fe Revenue 5.00%, 5/15/34, Continuously Callable @103	625	591
5.00%, 5/15/39, Continuously Callable @103	480	435
New Mexico Hospital Equipment Loan Council Revenue, 5.00%, 7/1/39, Continuously Callable @102	1,075	924
Village of Los Ranchos de Albuquerque Revenue 4.00%, 9/1/35, Continuously Callable @100	300	301
4.00%, 9/1/40, Continuously Callable @100	1,200	1,150
Winrock Town Center Tax Increment Development District No. 1 Tax Allocation, 4.00%, 5/1/33, Continuously Callable @103 (c)	600	520
Winrock Town Center Tax Increment Development District Tax Allocation, 4.25%, 5/1/40, Continuously Callable @103 (c)	1,000	823
		12,831
New York (5.5%):
Allegany County Capital Resource Corp. Revenue Series A, 5.00%, 12/1/32, Continuously Callable @100	1,390	1,443
Series A, 5.00%, 12/1/37, Continuously Callable @100	1,500	1,506
Series A, 5.00%, 12/1/42, Continuously Callable @100	1,925	1,889
Build NYC Resource Corp. Revenue, Series A, 5.00%, 7/1/42, Continuously Callable @100	500	501
City of Amsterdam, GO, 5.00%, 3/6/24, Continuously Callable @100	7,503	7,520
City of Long Beach, GO, 4.00%, 2/16/24	10,000	9,972
City of New York, GO, Series B-3, 3.08%, 10/1/46, Continuously Callable @100 (b)	10,320	10,320
City of Newburgh, GO, Series B, 5.00%, 6/15/23, Continuously Callable @100	575	576
County of Nassau, GO, Series A, 5.00%, 1/1/36, Continuously Callable @100	1,150	1,215
Erie County Industrial Development Agency Revenue, 5.00%, 5/1/28, Continuously Callable @100	2,000	2,006
Hudson Yards Infrastructure Corp. Revenue, Series A, 5.00%, 2/15/38, Continuously Callable @100	2,500	2,619
Metropolitan Transportation Authority Revenue 4.00%, 11/15/35, Continuously Callable @100	9,040	8,621
Series 2, 3.85% (SOFR+80bps), 11/1/32, (Put Date 4/1/26) (a) (d)	3,000	2,893
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (a)	7,315	7,806

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series C-1, 5.00%, 11/15/29, Continuously Callable @100	$7,030	$7,394
Series C-1, 4.00%, 11/15/32, Continuously Callable @100	9,300	9,234
Series C-1, 5.00%, 11/15/34, Continuously Callable @100	6,295	6,421
Series C-1, 5.00%, 11/15/36, Continuously Callable @100	3,705	3,762
Series D-1, 5.00%, 11/15/34, Continuously Callable @100	2,000	2,040
Series F, 5.00%, 11/15/34, Continuously Callable @100	2,000	2,040
Series F, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,046
Metropolitan Transportation Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A-1, 4.00%, 11/15/41, Continuously Callable @100	9,820	9,279
Monroe County Industrial Development Corp. Revenue 4.00%, 12/1/38, Continuously Callable @100	1,200	1,084
4.00%, 12/1/39, Continuously Callable @100	1,200	1,079
New York City Municipal Water Finance Authority Revenue, Series DD, 3.08%, 6/15/33, Continuously Callable @100 (b)	1,590	1,590
New York City Transitional Finance Authority Future Tax Secured Revenue, 4.00%, 11/1/38, Continuously Callable @100	1,250	1,236
New York Liberty Development Corp. Revenue 2.63%, 9/15/69, Continuously Callable @100	3,350	2,920
Series A, 2.10%, 11/15/32, Continuously Callable @100	6,730	5,659
Series A, 2.20%, 11/15/33, Continuously Callable @100	9,000	7,486
New York State Dormitory Authority Revenue 5.00%, 12/1/35, Continuously Callable @100 (c)	600	592
6.00%, 7/1/40, Continuously Callable @100 (c)	3,480	3,110
Series A, 5.00%, 5/1/23	15	15
Series A, 5.00%, 5/1/23	735	734
Series A, 5.00%, 5/1/24, Continuously Callable @100	735	733
Series A, 5.00%, 5/1/24, Pre-refunded 5/1/23 @100	15	15
Series A, 5.00%, 5/1/25, Continuously Callable @100	1,175	1,174
Series A, 5.00%, 5/1/25, Pre-refunded 5/1/23 @100	25	25
Series A, 5.00%, 5/1/26, Pre-refunded 5/1/23 @100	20	20
Series A, 5.00%, 5/1/26, Continuously Callable @100	980	971
Series A, 4.00%, 9/1/36, Continuously Callable @100	500	449
Series A, 4.00%, 9/1/37, Continuously Callable @100	350	309
Series A, 4.00%, 9/1/38, Continuously Callable @100	1,250	1,095
Series A, 4.00%, 9/1/40, Continuously Callable @100	750	651
Series A, 4.00%, 3/15/41, Continuously Callable @100	21,605	21,297
Series A, 4.00%, 3/15/42, Continuously Callable @100	9,250	9,000
Series A-1, 4.00%, 7/1/40, Continuously Callable @100	4,535	4,379
Series B, 5.00%, 2/15/32, Pre-refunded 2/15/25 @100	5	5
New York State Dormitory Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/27, Continuously Callable @100	1,000	1,030
Series A, 5.00%, 10/1/28, Continuously Callable @100	1,000	1,031
Series A, 5.00%, 10/1/29, Continuously Callable @100	1,300	1,341
New York State Urban Development Corp. Revenue Series A, 4.00%, 3/15/39, Continuously Callable @100	5,000	4,938
Series E, 4.00%, 3/15/39, Continuously Callable @100	5,785	5,746
Niagara Falls City School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/15/23	1,670	1,676

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 6/15/24	$1,450	$1,476
5.00%, 6/15/25, Continuously Callable @100	1,670	1,700
Saratoga County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/28, Continuously Callable @100	790	799
Town of Oyster Bay, GO 4.00%, 2/15/24	5,415	5,440
4.00%, 2/15/25	9,750	9,880
4.00%, 2/15/26	3,000	3,074
Village of Johnson City, GO, Series C, 5.25%, 9/29/23	1,550	1,553
		207,415
North Carolina (0.3%):
North Carolina Medical Care Commission Revenue 5.00%, 10/1/25	935	933
5.00%, 10/1/30, Continuously Callable @100	1,850	1,851
5.00%, 10/1/40, Continuously Callable @103	1,050	986
5.00%, 10/1/45, Continuously Callable @103	1,000	916
Series A, 4.00%, 9/1/40, Continuously Callable @100	3,050	2,470
Series A, 4.00%, 10/1/40, Continuously Callable @103	600	512
Series A, 5.00%, 10/1/40, Continuously Callable @103	1,800	1,774
		9,442
North Dakota (0.3%):
City of Grand Forks Revenue 4.00%, 12/1/36, Continuously Callable @100	2,475	2,215
4.00%, 12/1/38, Continuously Callable @100	1,100	952
4.00%, 12/1/40, Continuously Callable @100	1,700	1,455
4.00%, 12/1/41, Continuously Callable @100	1,750	1,490
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	4,500	4,131
		10,243
Ohio (3.0%):
Akron Bath Copley Joint Township Hospital District Revenue 4.00%, 11/15/36, Continuously Callable @100	1,000	917
4.00%, 11/15/37, Continuously Callable @100	800	722
4.00%, 11/15/38, Continuously Callable @100	500	447
City of Centerville Revenue, 5.25%, 11/1/37, Continuously Callable @100	2,250	2,178
County of Allen Hospital Facilities Revenue 4.00%, 12/1/40, Continuously Callable @100	7,500	7,237
Series A, 4.00%, 8/1/36, Continuously Callable @100	5,000	5,006
Series A, 4.00%, 8/1/37, Continuously Callable @100	10,800	10,665
County of Cuyahoga Revenue 4.00%, 2/15/29, Continuously Callable @100	7,430	7,454
5.00%, 2/15/37, Continuously Callable @100	4,000	4,049
County of Hamilton Revenue 5.00%, 1/1/31, Continuously Callable @100	1,350	1,350
5.00%, 1/1/36, Continuously Callable @100	1,400	1,363
5.00%, 9/15/39, Continuously Callable @100	1,375	1,397
5.00%, 9/15/40, Continuously Callable @100	1,100	1,117
County of Hamilton Sales Tax Revenue (INS — AMBAC Assurance Corp.), Series B, 12/1/25 (e)	4,365	3,994

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Hardi Revenue, 5.25%, 5/1/40, Continuously Callable @103	$2,000	$1,807
County of Montgomery Revenue 3.00%, 11/15/36, Continuously Callable @100	7,000	5,607
5.00%, 11/15/37, Continuously Callable @100	2,200	2,248
County of Ross Revenue, 5.00%, 12/1/39, Continuously Callable @100	2,405	2,480
Dayton City School District, GO 5.00%, 11/1/28	2,805	3,122
5.00%, 11/1/29	3,655	4,135
5.00%, 11/1/30	3,160	3,631
5.00%, 11/1/31	2,000	2,333
Ohio Higher Educational Facility Commission Revenue 5.00%, 5/1/31, Continuously Callable @100	1,000	1,029
5.00%, 5/1/33, Continuously Callable @100	500	514
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	9,535	9,509
Southeastern Ohio Port Authority Revenue 5.50%, 12/1/29, Continuously Callable @100	750	750
5.00%, 12/1/35, Continuously Callable @100	750	704
State of Ohio Revenue 5.00%, 1/15/34, Continuously Callable @100	7,210	7,453
5.00%, 1/15/35, Continuously Callable @100	6,000	6,168
5.00%, 1/15/36, Continuously Callable @100	3,070	3,142
4.00%, 11/15/36, Continuously Callable @100	1,260	1,174
4.00%, 11/15/38, Continuously Callable @100	1,270	1,160
4.00%, 11/15/40, Continuously Callable @100	655	591
Series A, 4.00%, 1/15/38, Continuously Callable @100	1,000	943
Series A, 4.00%, 1/15/40, Continuously Callable @100	1,800	1,682
Village of Bluffton Revenue 5.00%, 12/1/31, Continuously Callable @100	1,500	1,585
4.00%, 12/1/32, Continuously Callable @100	1,500	1,508
4.00%, 12/1/33, Continuously Callable @100	1,600	1,603
4.00%, 12/1/34, Continuously Callable @100	1,795	1,778
		114,552
Oklahoma (0.2%):
Oklahoma Development Finance Authority Revenue, Series B, 5.00%, 8/15/33, Continuously Callable @100	4,100	3,900
Pontotoc County Educational Facilities Authority Revenue, 4.00%, 9/1/40, Continuously Callable @100	2,000	1,845
Tulsa County Industrial Authority Revenue 5.00%, 11/15/28, Continuously Callable @102	940	944
5.00%, 11/15/30, Continuously Callable @102	1,780	1,787
		8,476
Oregon (0.1%):
Clackamas County Hospital Facility Authority Revenue 5.00%, 11/15/32, Continuously Callable @102	500	505
5.00%, 11/15/37, Continuously Callable @102	500	501
Oregon State Facilities Authority Revenue Series A, 5.00%, 10/1/35, Continuously Callable @100	275	287
Series A, 5.00%, 10/1/40, Continuously Callable @100	1,750	1,770

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Salem Hospital Facility Authority Revenue, 4.00%, 5/15/40, Continuously Callable @103	$800	$652
		3,715
Pennsylvania (8.1%):
Allegheny County Hospital Development Authority Revenue 5.00%, 4/1/35, Continuously Callable @100	7,315	7,662
5.00%, 4/1/36, Continuously Callable @100	8,000	8,313
4.00%, 7/15/38, Continuously Callable @100	1,500	1,438
4.00%, 7/15/39, Continuously Callable @100	3,495	3,336
Allegheny County Sanitary Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/33, Continuously Callable @100	1,500	1,541
4.00%, 12/1/34, Continuously Callable @100	1,475	1,506
Berks County IDA Revenue 4.00%, 11/1/33, Continuously Callable @100	1,300	871
5.00%, 11/1/34, Continuously Callable @100	2,000	1,548
5.00%, 11/1/35, Continuously Callable @100	3,000	2,281
Bucks County IDA Revenue 5.00%, 10/1/30, Continuously Callable @103	325	330
5.00%, 10/1/31, Continuously Callable @103	450	458
5.00%, 10/1/37, Continuously Callable @103	2,260	2,235
Butler County Hospital Authority Revenue, 5.00%, 7/1/35, Continuously Callable @100	1,885	1,908
Chester County IDA Revenue 5.00%, 10/1/34, Continuously Callable @100	1,000	1,004
5.63%, 10/15/42, Continuously Callable @100 (c)	8,875	8,543
Series A, 5.13%, 10/15/37, Continuously Callable @100	2,750	2,575
Commonwealth Financing Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,250	1,334
5.00%, 6/1/34, Continuously Callable @100	2,000	2,127
Series A, 5.00%, 6/1/34, Continuously Callable @100	5,000	5,209
Commonwealth of Pennsylvania Certificate of Participation Series A, 5.00%, 7/1/34, Continuously Callable @100	1,350	1,459
Series A, 5.00%, 7/1/35, Continuously Callable @100	750	803
Series A, 5.00%, 7/1/37, Continuously Callable @100	800	846
County of Beaver, GO 4.00%, 4/15/28	695	740
4.00%, 4/15/29, Pre-refunded 4/15/28 @100	600	635
4.00%, 4/15/30, Pre-refunded 4/15/28 @100	510	539
County of Beaver, GO (INS — Build America Mutual Assurance Co.) 4.00%, 4/15/28	2,195	2,296
4.00%, 4/15/29, Continuously Callable @100	1,900	1,978
4.00%, 4/15/30, Continuously Callable @100	4,490	4,642
County of Lehigh Revenue 4.00%, 7/1/37, Continuously Callable @100	2,000	1,938
4.00%, 7/1/38, Continuously Callable @100	2,000	1,918
4.00%, 7/1/39, Continuously Callable @100	2,000	1,906
County of Luzerne, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 11/15/29, Continuously Callable @100	5,000	5,245

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Cumberland County Municipal Authority Revenue 4.00%, 11/1/36, Continuously Callable @100	$1,250	$1,240
4.00%, 11/1/37, Continuously Callable @100	2,130	2,053
Dauphin County General Authority Revenue 4.00%, 6/1/30, Continuously Callable @100	2,000	2,036
4.00%, 6/1/31, Continuously Callable @100	1,000	1,023
Delaware County Authority Revenue 5.00%, 10/1/30	1,200	1,242
5.00%, 10/1/35, Continuously Callable @100	2,220	2,269
5.00%, 10/1/39, Continuously Callable @100	2,250	2,233
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,252
Lancaster Higher Education Authority Revenue, 5.00%, 10/1/42, Continuously Callable @100	3,360	3,359
Latrobe IDA Revenue 4.00%, 3/1/40, Continuously Callable @100	250	217
4.00%, 3/1/41, Continuously Callable @100	250	213
4.00%, 3/1/46, Continuously Callable @100	750	601
Montgomery County Higher Education & Health Authority Revenue 5.00%, 9/1/34, Continuously Callable @100	1,750	1,860
5.00%, 9/1/35, Continuously Callable @100	1,850	1,949
4.00%, 9/1/36, Continuously Callable @100	1,100	1,072
4.00%, 9/1/37, Continuously Callable @100	1,000	961
5.00%, 9/1/37, Continuously Callable @100	1,750	1,815
4.00%, 9/1/38, Continuously Callable @100	900	856
4.00%, 9/1/39, Continuously Callable @100	1,000	944
Montour School District, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 4/1/33, Continuously Callable @100	1,000	1,047
Series B, 5.00%, 4/1/34, Continuously Callable @100	1,500	1,571
Series B, 5.00%, 4/1/35, Continuously Callable @100	1,500	1,574
Northampton County General Purpose Authority Revenue, 4.30% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (a) (d)	4,645	4,635
Northeastern Pennsylvania Hospital & Education Authority Revenue, Series A, 5.00%, 3/1/37, Continuously Callable @100	1,525	1,543
Pennsylvania Economic Development Financing Authority Revenue 4.00%, 7/1/33, Continuously Callable @103	1,750	1,647
4.00%, 7/1/41, Continuously Callable @103	1,050	881
Pennsylvania Higher Educational Facilities Authority Revenue Series A, 5.25%, 7/15/25, Continuously Callable @100	1,730	1,733
Series A, 5.25%, 7/15/26, Pre-refunded 7/15/23 @100	2,020	2,034
Series A, 5.25%, 7/15/27, Pre-refunded 7/15/23 @100	2,125	2,140
Series A, 5.25%, 7/15/28, Pre-refunded 7/15/23 @100	2,245	2,261
Series A, 5.00%, 7/15/30, Pre-refunded 7/15/23 @100	2,415	2,429
Series A, 5.25%, 7/15/33, Pre-refunded 7/15/23 @100	1,965	1,979
Pennsylvania Turnpike Commission Revenue 5.00%, 6/1/35, Continuously Callable @100	10,655	11,093
5.00%, 6/1/36, Continuously Callable @100	8,255	8,502
4.00%, 12/1/36, Continuously Callable @100	1,000	1,008
4.00%, 12/1/37, Continuously Callable @100	1,500	1,496
4.00%, 12/1/38, Continuously Callable @100	1,000	987

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A-1, 5.00%, 12/1/32, Continuously Callable @100	$1,500	$1,545
Series A-1, 5.00%, 12/1/33, Continuously Callable @100	4,345	4,476
Series A-1, 5.00%, 12/1/34, Continuously Callable @100	3,000	3,133
Series A-1, 5.00%, 12/1/35, Continuously Callable @100	3,320	3,440
Series A-1, 5.00%, 12/1/36, Continuously Callable @100	3,690	3,793
Series B, 5.00%, 12/1/32, Continuously Callable @100	3,500	3,672
Series B, 5.00%, 12/1/33, Continuously Callable @100	7,145	7,498
Series B, 4.00%, 6/1/34, Continuously Callable @100	20,000	20,161
Series B, 5.00%, 12/1/34, Continuously Callable @100	6,250	6,555
Series B, 5.00%, 12/1/34, Continuously Callable @100	2,000	2,099
Series B, 5.00%, 12/1/35, Continuously Callable @100	5,700	5,949
Series B, 5.00%, 12/1/35, Continuously Callable @100	2,000	2,098
Philadelphia IDA Revenue 5.00%, 5/1/35, Continuously Callable @100	750	794
5.00%, 5/1/36, Continuously Callable @100	1,500	1,575
5.00%, 5/1/38, Continuously Callable @100	1,000	1,039
5.00%, 6/15/40, Continuously Callable @100 (c)	900	864
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 9/1/34, Continuously Callable @100	1,750	1,799
Series B, 4.00%, 9/1/35, Continuously Callable @100	300	304
Reading School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 3/1/36, Continuously Callable @100	2,000	2,120
5.00%, 3/1/37, Continuously Callable @100	1,500	1,584
School District of Philadelphia, GO Series A, 5.00%, 9/1/34, Continuously Callable @100	1,000	1,076
Series A, 5.00%, 9/1/35, Continuously Callable @100	1,000	1,067
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,059
Series A, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,052
Series A, 4.00%, 9/1/38, Continuously Callable @100	1,700	1,631
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,600	1,513
Series F, 5.00%, 9/1/31, Continuously Callable @100	9,895	10,468
Series F, 5.00%, 9/1/32, Continuously Callable @100	5,000	5,288
Series F, 5.00%, 9/1/33, Continuously Callable @100	4,000	4,230
Series F, 5.00%, 9/1/34, Continuously Callable @100	5,100	5,372
School District of the City of Erie, GO (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 4/1/33, Continuously Callable @100	1,150	1,175
Scranton School District, GO (INS — Build America Mutual Assurance Co.) Series E, 5.00%, 12/1/32, Continuously Callable @100	1,000	1,088
Series E, 5.00%, 12/1/33, Continuously Callable @100	1,600	1,736
Series E, 5.00%, 12/1/35, Continuously Callable @100	750	803
State Public School Building Authority Revenue, 5.00%, 6/1/29, Continuously Callable @100	10,000	10,424
State Public School Building Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/1/31, Continuously Callable @100	6,100	6,543
4.00%, 12/1/31, Continuously Callable @100	13,085	13,428
4.00%, 12/1/31, Pre-refunded 12/1/26 @100	2,295	2,385
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (a)	3,300	2,796
See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Westmoreland County IDA Revenue, Series A, 4.00%, 7/1/37, Continuously Callable @100	$1,400	$1,274
Wilkes-Barre Finance Authority Revenue, 4.00%, 3/1/42, Continuously Callable @100	2,600	2,206
		308,031
Rhode Island (0.4%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @100	2,000	2,027
Rhode Island Turnpike & Bridge Authority Revenue Series A, 5.00%, 10/1/33, Continuously Callable @100	1,350	1,431
Series A, 5.00%, 10/1/35, Continuously Callable @100	4,345	4,581
Tobacco Settlement Financing Corp. Revenue Series A, 5.00%, 6/1/28, Continuously Callable @100	2,000	2,012
Series A, 5.00%, 6/1/29, Continuously Callable @100	2,000	2,012
Series A, 5.00%, 6/1/30, Continuously Callable @100	2,500	2,515
		14,578
South Carolina (1.0%):
Lexington County Health Services District, Inc. Revenue 4.00%, 11/1/31, Continuously Callable @100	1,000	1,028
4.00%, 11/1/32, Continuously Callable @100	1,000	1,024
Patriots Energy Group Financing Agency Revenue, Series B, 3.98% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (a) (d)	20,000	19,937
South Carolina Public Service Authority Revenue Series A, 5.00%, 12/1/34, Continuously Callable @100	9,835	10,200
Series A, 5.00%, 12/1/35, Continuously Callable @100	7,000	7,233
		39,422
Tennessee (1.4%):
Chattanooga Health Educational & Housing Facility Board Revenue, Series C, 3.08%, 5/1/39, Continuously Callable @100 (b)	10,300	10,300
Greeneville Health & Educational Facilities Board Revenue 5.00%, 7/1/35, Continuously Callable @100	2,710	2,849
5.00%, 7/1/36, Continuously Callable @100	3,000	3,128
5.00%, 7/1/37, Continuously Callable @100	3,500	3,623
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, 5.00%, 7/1/40, Continuously Callable @100	5,500	5,605
New Memphis Arena Public Building Authority Revenue 4/1/32, Continuously Callable @98 (e)	875	610
4/1/33, Continuously Callable @96 (e)	625	417
4/1/34, Continuously Callable @94 (e)	875	553
4/1/35, Continuously Callable @92 (e)	875	522
Tennergy Corp. Revenue, Series A, 5.50%, 10/1/53, (Put Date 12/1/30) (a)	12,500	13,234
Tennessee Energy Acquisition Corp. Revenue, Series A, 5.00%, 5/1/53, (Put Date 5/1/28) (a)	10,000	10,236
		51,077
Texas (9.7%):
Austin Convention Enterprises, Inc. Revenue, 5.00%, 1/1/34, Continuously Callable @100	1,105	1,118

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue 5.00%, 12/1/25	$2,740	$2,751
5.00%, 12/1/27, Continuously Callable @100	2,990	2,989
5.00%, 12/1/28, Continuously Callable @100	1,640	1,633
5.00%, 12/1/29, Continuously Callable @100	1,600	1,585
5.00%, 12/1/30, Continuously Callable @100	1,700	1,677
5.25%, 12/1/35, Continuously Callable @100	5,150	5,089
Central Texas Regional Mobility Authority Revenue 1/1/24 (e)	7,000	6,786
1/1/26 (e)	2,535	2,291
Series A, 5.00%, 1/1/34, Pre-refunded 7/1/25 @100	1,250	1,302
Series A, 5.00%, 1/1/35, Pre-refunded 7/1/25 @100	1,100	1,146
Central Texas Turnpike System Revenue Series C, 5.00%, 8/15/33, Continuously Callable @100	10,000	10,210
Series C, 5.00%, 8/15/34, Continuously Callable @100	8,500	8,680
City of Arlington Special Tax (INS — Build America Mutual Assurance Co.) Series C, 5.00%, 2/15/34, Continuously Callable @100	1,500	1,617
Series C, 5.00%, 2/15/35, Continuously Callable @100	1,500	1,606
Series C, 5.00%, 2/15/36, Continuously Callable @100	3,100	3,293
Series C, 5.00%, 2/15/37, Continuously Callable @100	3,305	3,488
Series C, 5.00%, 2/15/38, Continuously Callable @100	4,380	4,603
City of Corpus Christi Utility System Revenue 4.00%, 7/15/32, Continuously Callable @100	1,800	1,848
4.00%, 7/15/33, Continuously Callable @100	1,100	1,125
4.00%, 7/15/34, Continuously Callable @100	1,050	1,070
4.00%, 7/15/35, Continuously Callable @100	1,000	1,013
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/29, Continuously Callable @100	2,300	2,346
5.00%, 9/1/30, Continuously Callable @100	1,000	1,021
5.00%, 9/1/32, Continuously Callable @100	5,615	5,733
5.00%, 9/1/33, Continuously Callable @100	5,345	5,461
5.00%, 9/1/34, Continuously Callable @100	2,150	2,197
5.00%, 9/1/35, Continuously Callable @100	1,575	1,607
City of Laredo Waterworks & Sewer System Revenue 4.00%, 3/1/32, Continuously Callable @100	740	754
4.00%, 3/1/33, Continuously Callable @100	1,000	1,016
4.00%, 3/1/34, Continuously Callable @100	1,000	1,013
4.00%, 3/1/36, Continuously Callable @100	1,500	1,503
Clifton Higher Education Finance Corp. Revenue Series A, 4.00%, 8/15/38, Continuously Callable @100	1,085	1,022
Series A, 4.00%, 8/15/39, Continuously Callable @100	1,130	1,056
Series A, 4.00%, 8/15/40, Continuously Callable @100	1,180	1,094
Series A, 4.00%, 8/15/41, Continuously Callable @100	1,225	1,126
Series A, 4.00%, 8/15/42, Continuously Callable @100	1,035	942
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 4.00%, 8/15/33, Continuously Callable @100	2,130	2,185
4.00%, 8/15/34, Continuously Callable @100	2,275	2,317
4.00%, 8/15/35, Continuously Callable @100	2,375	2,393
4.00%, 8/15/36, Continuously Callable @100	3,710	3,687

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 8/15/37, Continuously Callable @100	$3,860	$3,802
4.00%, 8/15/38, Continuously Callable @100	4,015	3,918
4.00%, 8/15/39, Continuously Callable @100	4,305	4,181
Series A, 4.00%, 8/15/32, Continuously Callable @100	1,300	1,324
Dallas/Fort Worth International Airport Revenue Series D, 5.25%, 11/1/28, Continuously Callable @100	2,000	2,026
Series D, 5.25%, 11/1/29, Continuously Callable @100	7,500	7,597
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 6/1/28, Continuously Callable @100	1,400	1,365
Series C-2, 3.37% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (a) (d)	3,330	3,363
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.) 5.00%, 3/1/30, Continuously Callable @100	750	773
5.00%, 3/1/31, Continuously Callable @100	2,030	2,092
5.00%, 3/1/32, Continuously Callable @100	2,500	2,576
Karnes County Hospital District Revenue 5.00%, 2/1/29, Continuously Callable @100	4,000	4,056
5.00%, 2/1/34, Continuously Callable @100	4,000	4,057
Main Street Market Square Redevelopment Authority Tax Allocation (INS — Build America Mutual Assurance Co.) 5.00%, 9/1/29, Continuously Callable @100	1,215	1,270
5.00%, 9/1/30, Continuously Callable @100	1,380	1,442
5.00%, 9/1/31, Continuously Callable @100	2,000	2,090
5.00%, 9/1/32, Continuously Callable @100	1,500	1,567
5.00%, 9/1/33, Continuously Callable @100	2,680	2,801
Matagorda County Navigation District No. 1 Revenue, 4.00%, 6/1/30, Continuously Callable @100	5,405	5,356
Mesquite Health Facilities Development Corp. Revenue 5.00%, 2/15/26 (h) (i)	3,100	2,263
5.00%, 2/15/35, Continuously Callable @100 (h) (i)	1,075	785
New Hope Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/1/31, Continuously Callable @102	1,000	995
4.00%, 11/1/36, Continuously Callable @102	1,475	1,245
Series A, 5.00%, 7/1/30 (h)	7,500	6,000
Series A, 5.00%, 7/1/35 (h)	9,000	7,200
Newark Higher Education Finance Corp. Revenue 4.00%, 4/1/32, Continuously Callable @100	1,635	1,643
4.00%, 4/1/33, Continuously Callable @100	2,000	2,007
4.00%, 4/1/34, Continuously Callable @100	4,470	4,473
4.00%, 4/1/35, Continuously Callable @100	1,650	1,631
4.00%, 4/1/36, Continuously Callable @100	2,150	2,090
North East Texas Regional Mobility Authority Revenue 5.00%, 1/1/36, Continuously Callable @100	7,000	7,078
Series B, 5.00%, 1/1/36, Continuously Callable @100	5,485	5,588
North Texas Tollway Authority Revenue 4.00%, 1/1/44, Continuously Callable @100	1,085	1,035
Series A, 5.00%, 1/1/32, Continuously Callable @100	8,000	8,272
Series A, 5.00%, 1/1/34, Continuously Callable @100	1,515	1,591
Series A, 4.00%, 1/1/43, Continuously Callable @100	14,120	13,591

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 5.00%, 1/1/31, Continuously Callable @100	$1,500	$1,521
Series B, 5.00%, 1/1/34, Continuously Callable @100	7,500	7,744
North Texas Tollway Authority Revenue (INS — Assured Guaranty Corp.), 1/1/29 (e)	20,000	16,388
North Texas Tollway Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 1/1/35, Continuously Callable @100	2,000	2,016
Series B, 4.00%, 1/1/36, Continuously Callable @100	1,695	1,697
Permanent University Fund — University of Texas System Revenue 5.00%, 7/1/32, Continuously Callable @100	2,230	2,339
5.00%, 7/1/33, Continuously Callable @100	3,250	3,400
5.00%, 7/1/34, Continuously Callable @100	2,500	2,623
Port of Port Arthur Navigation District Revenue Series B, 2.90%, 4/1/40, Continuously Callable @100 (b)	8,020	8,020
Series C, 2.90%, 4/1/40, Continuously Callable @100 (b)	1,010	1,010
San Antonio Education Facilities Corp. Revenue 4.00%, 4/1/39, Continuously Callable @100	700	622
4.00%, 4/1/40, Continuously Callable @100	1,000	885
4.00%, 4/1/41, Continuously Callable @100	895	755
San Antonio Housing Trust Finance Corp. Revenue (NBGA — Federal Home Loan Mortgage Corp.), 3.50%, 4/1/43, (Put Date 10/1/28), Pre-refunded 10/1/24 @100 (a)	14,935	14,984
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/30, Continuously Callable @100	2,145	2,248
5.00%, 11/15/31, Continuously Callable @100	2,250	2,358
5.00%, 11/15/32, Continuously Callable @100	2,365	2,479
5.00%, 11/15/37, Continuously Callable @100	2,175	2,235
Series B, 5.00%, 7/1/37, Continuously Callable @100	18,225	18,891
Series B, 5.00%, 7/1/38, Continuously Callable @100	19,115	19,722
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/30	9,835	10,283
Texas Private Activity Bond Surface Transportation Corp. Revenue 4.00%, 6/30/38, Continuously Callable @100	3,300	2,959
4.00%, 12/31/38, Continuously Callable @100	3,850	3,429
4.00%, 6/30/39, Continuously Callable @100	2,150	1,904
Trophy Club Public Improvement District No. 1 Special Assessment (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/33, Continuously Callable @100	6,960	7,194
		366,242
Utah (0.0%): (j)
Military Installation Development Authority Revenue Series A-1, 4.00%, 6/1/36, Continuously Callable @103	1,045	882
Series A-1, 4.00%, 6/1/41, Continuously Callable @103	1,000	791
		1,673
Vermont (0.2%):
Vermont Economic Development Authority Revenue 4.00%, 5/1/33, Continuously Callable @103	3,950	3,379
4.00%, 5/1/37, Continuously Callable @103	4,190	3,382
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 5.00%, 12/1/36, Continuously Callable @100	2,500	2,569
		9,330

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virgin Islands (0.2%):
Virgin Islands Public Finance Authority Revenue, 5.00%, 9/1/30, Continuously Callable @100 (c)	$6,500	$6,830
Virginia (0.6%):
Chesapeake Hospital Authority Revenue 4.00%, 7/1/36, Continuously Callable @100	1,175	1,168
4.00%, 7/1/37, Continuously Callable @100	1,205	1,178
Stafford County Economic Development Authority Revenue 5.00%, 6/15/33, Continuously Callable @100	750	784
5.00%, 6/15/34, Continuously Callable @100	2,620	2,723
5.00%, 6/15/35, Continuously Callable @100	1,930	1,992
Virginia College Building Authority Revenue, 4.00%, 2/1/36, Continuously Callable @100	3,000	3,056
Virginia Small Business Financing Authority Revenue Series A, 4.00%, 1/1/37, Continuously Callable @103	500	472
Series A, 4.00%, 1/1/38, Continuously Callable @103	6,000	5,600
Series A, 4.00%, 1/1/39, Continuously Callable @103	7,000	6,466
		23,439
Washington (0.5%):
Washington Health Care Facilities Authority Revenue 5.00%, 7/1/35, Continuously Callable @100	2,355	2,466
5.00%, 8/15/35, Continuously Callable @100	1,775	1,811
5.00%, 7/1/36, Continuously Callable @100	2,250	2,338
5.00%, 8/15/36, Continuously Callable @100	2,500	2,532
4.00%, 7/1/37, Continuously Callable @100	3,125	2,998
5.00%, 8/15/37, Continuously Callable @100	2,400	2,419
Washington State Housing Finance Commission Revenue, Series A-1, 3.50%, 12/20/35	2,632	2,385
		16,949
West Virginia (0.4%):
West Virginia Hospital Finance Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,850	1,950
5.00%, 6/1/34, Continuously Callable @100	2,970	3,115
5.00%, 1/1/35, Continuously Callable @100	2,920	3,004
5.00%, 6/1/35, Continuously Callable @100	2,405	2,507
5.00%, 1/1/36, Continuously Callable @100	2,065	2,103
5.00%, 9/1/38, Continuously Callable @100	1,000	999
5.00%, 9/1/39, Continuously Callable @100	1,000	995
		14,673
Wisconsin (1.5%):
Public Finance Authority Revenue 3.00%, 4/1/25 (c)	230	226
4.00%, 3/1/29 (c)	890	812
4.00%, 6/15/29, Continuously Callable @100 (c)	260	243
4.00%, 9/1/29, Continuously Callable @103 (c)	1,250	1,183
4.00%, 3/1/30 (c)	950	852
4.00%, 3/1/34, Continuously Callable @100 (c)	3,520	2,968
5.25%, 5/15/37, Continuously Callable @102 (c)	1,000	957

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 6/15/39, Continuously Callable @100 (c)	$410	$376
5.00%, 9/1/39, Continuously Callable @103 (c)	2,230	2,106
5.00%, 1/1/40, Continuously Callable @100	3,500	3,434
5.00%, 4/1/40, Continuously Callable @100 (c)	1,175	1,124
4.00%, 7/1/41, Continuously Callable @100 (c)	675	560
4.00%, 1/1/42, Continuously Callable @103	1,150	1,018
4.00%, 4/1/42, Continuously Callable @100 (c)	900	732
5.00%, 4/1/43, Continuously Callable @100	4,185	4,014
5.00%, 1/1/45, Continuously Callable @100	3,275	3,154
Series A, 5.25%, 10/1/38, Continuously Callable @100	3,250	3,295
Series A, 4.00%, 7/1/41, Continuously Callable @100	770	649
Series A, 5.00%, 11/15/41, Continuously Callable @103	4,480	4,372
Series D, 4.05%, 11/1/30, Continuously Callable @100	1,500	1,484
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/27	360	347
4.00%, 1/1/28, Continuously Callable @103	370	350
4.00%, 1/1/29, Continuously Callable @103	390	362
4.00%, 1/1/30, Continuously Callable @103	405	370
5.00%, 8/15/34, Continuously Callable @100	1,000	1,021
4.00%, 9/15/36, Continuously Callable @103	530	456
4.00%, 11/15/36, Continuously Callable @100	9,830	9,774
4.00%, 1/1/37, Continuously Callable @103	1,460	1,226
4.00%, 3/15/40, Continuously Callable @100	750	656
4.00%, 9/15/41, Continuously Callable @103	510	410
4.00%, 12/1/41, Continuously Callable @100	850	649
Series A, 5.13%, 4/15/31, Pre-refunded 4/15/23 @100	5,000	5,011
Wisconsin Health & Educational Facilities Authority Revenue (INS — Assured Guaranty Corp.) 4.00%, 2/15/35, Continuously Callable @100	500	505
4.00%, 2/15/37, Continuously Callable @100	1,000	983
		55,679
Total Municipal Bonds (Cost $3,874,790)		3,755,205
Total Investments (Cost $3,874,790) — 99.3%		3,755,205
Other assets in excess of liabilities — 0.7%		25,912
NET ASSETS — 100.00%		$3,781,117

(a)  Put Bond.

(b)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $109,317 thousands and amounted to 2.9% of net assets.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of February 28, 2023.

(e)  Zero-coupon bond.

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(f)  Stepped-coupon security converts to coupon form on 11/1/25 with a rate of 4.00%

(g)  Stepped-coupon security converts to coupon form on 11/1/25 with a rate of 4.35%

(h)  Currently the issuer is in default with respect to interest and/or principal payments.

(i)  Issuer filed for bankruptcy.

(j)  Amount represents less than 0.05% of net assets.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of February 28, 2023, based on the last reset date of the security

MUNIPSA — Municipal Swap Index

SOFR — Secured Overnight Financing Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Intermediate-Term Fund
Assets:
Investments, at value (Cost $3,874,790)	$3,755,205
Cash	100
Receivables:
Interest	41,300
Capital shares issued	1,715
From Adviser	101
Prepaid expenses	35
Total Assets	3,798,456
Liabilities:
Payables:
Distributions	948
Investments purchased	9,167
Capital shares redeemed	5,658
Accrued expenses and other payables:
Investment advisory fees	840
Administration fees	411
Custodian fees	12
Transfer agent fees	154
Compliance fees	3
Trustees' fees	1
12b-1 fees	2
Other accrued expenses	143
Total Liabilities	17,339
Net Assets:
Capital	4,070,795
Total accumulated earnings/(loss)	(289,678)
Net Assets	$3,781,117
Net Assets
Fund Shares	$2,977,555
Institutional Shares	779,029
Class A	24,533
Total	$3,781,117
Shares (unlimited number of shares authorized with no par value):
Fund Shares	240,957
Institutional Shares	63,061
Class A	1,985
Total	306,003
Net asset value, offering and redemption price per share: (a)
Fund Shares	$12.36
Institutional Shares	12.35
Class A	12.36
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$12.64

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Tax Exempt Intermediate-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Interest	$133,773	$149,942
Total Income	133,773	149,942
Expenses:
Investment advisory fees	10,862	16,596
Administration fees — Fund Shares	4,420	6,040
Administration fees — Institutional Shares	764	1,089
Administration fees — Class A	35	43
Sub-Administration fees	27	28
12b-1 fees — Class A	58	72
Custodian fees	106	210
Transfer agent fees — Fund Shares	966	1,072
Transfer agent fees — Institutional Shares	764	1,089
Transfer agent fees — Class A	23	29
Trustees' fees	49	51
Compliance fees	35	35
Legal and audit fees	76	59
State registration and filing fees	127	445
Interfund lending fees	—	— (b)
Other expenses	383	500
Recoupment of prior expenses waived/reimbursed by Adviser	5	—
Total Expenses	18,700	27,358
Expenses waived/reimbursed by Adviser	(625)	(1,053)
Net Expenses	18,075	26,305
Net Investment Income (Loss)	115,698	123,637
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(61,013)	(15,775)
Net change in unrealized appreciation/depreciation on investment securities	(166,932)	(298,709)
Net realized/unrealized gains (losses) on investments	(227,945)	(314,484)
Change in net assets resulting from operations	$(112,247)	$(190,847)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Intermediate-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022		Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$115,698	$123,637		$132,115
Net realized gains (losses)	(61,013)	(15,775)		(6,469)
Net change in unrealized appreciation/depreciation	(166,932)	(298,709)		191,773
Change in net assets resulting from operations	(112,247)	(190,847)		317,419
Distributions to Shareholders:
Fund Shares	(90,657)	(96,083)		(125,814)
Institutional Shares	(23,746)	(26,918)		(5,737	)(b)
Class A	(663)	(612)		(567)
Class Z	—	(1	)(c)	—	(d)(e)
Change in net assets resulting from distributions to shareholders	(115,066)	(123,614)		(132,118)
Change in net assets resulting from capital transactions	(711,203)	(46,240)		81,708
Change in net assets	(938,516)	(360,701)		267,009
Net Assets:
Beginning of period	4,719,633	5,080,334		4,813,325
End of period	$3,781,117	$4,719,633		$5,080,334

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(c)  Class Z activity is for the period April 1, 2021 to March 18, 2022 (date of termination).

(d)  Class Z activity is for the period March 4 , 2021 (commencement of operations) to March 31, 2021.

(e)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Intermediate-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022		Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$402,180	$446,931		$696,196
Distributions reinvested	80,534	84,850		111,273
Cost of shares redeemed	(997,180)	(677,978)		(1,722,488)
Total Fund Shares	$(514,466)	$(146,197)		$(915,019)
Institutional Shares
Proceeds from shares issued	$453,593	$329,541		$1,027,555	(b)
Distributions reinvested	22,358	25,822		5,305	(b)
Cost of shares redeemed	(670,041)	(262,003)		(33,953	)(b)
Total Institutional Shares	$(194,090)	$93,360		$998,907
Class A
Proceeds from shares issued	$4,548	$11,889		$26,772
Distributions reinvested	597	547		498
Cost of shares redeemed	(7,792)	(5,821)		(29,469)
Total Class A	$(2,647)	$6,615		$(2,199)
Class Z
Proceeds from shares issued	$—	$—	(c)	$19	(d)
Distributions reinvested	—	1	(c)	—	(d)(e)
Cost of shares redeemed	—	(19	)(c)	—	(d)
Total Class Z	$—	$(18)		$19
Change in net assets resulting from capital transactions	$(711,203)	$(46,240)		$81,708
Share Transactions:
Fund Shares
Issued	32,132	32,329		50,950
Reinvested	6,479	6,168		8,143
Redeemed	(79,889)	(49,376)		(125,198)
Total Fund Shares	(41,278)	(10,879)		(66,105)
Institutional Shares
Issued	36,464	23,925		74,035	(b)
Reinvested	1,798	1,878		383	(b)
Redeemed	(53,723)	(19,254)		(2,445	)(b)
Total Institutional Shares	(15,461)	6,549		71,973
Class A
Issued	365	857		1,969
Reinvested	48	40		36
Redeemed	(626)	(427)		(2,173)
Total Class A	(213)	470		(168)
Class Z
Issued	—	—	(c)	1	(d)
Reinvested	—	—	(c)(f)	—	(d)(f)
Redeemed	—	(1	)(c)	—	(d)
Total Class Z	—	(1)		1
Change in Shares	(56,952)	(3,861)		5,701

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(c)  Class Z activity is for the period April 1, 2021 to March 18, 2022 (date of termination).

(d)  Class Z activity is for the period March 4 , 2021 (commencement of operations) to March 31, 2021.

(e)  Rounds to less than $1 thousand.

(f)  Rounds to less than 1 thousand shares.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Intermediate-Term Fund
	Fund Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$13.00	$13.85	$13.33	$13.37	$13.12	$13.08
Investment Activities:
Net investment income (loss)	0.35 (b)	0.33 (b)	0.37 (b)	0.38 (b)	0.41	0.41
Net realized and unrealized gains (losses)	(0.64)	(0.85)	0.52	(0.03)	0.24	0.04
Total from Investment Activities	(0.29)	(0.52)	0.89	0.35	0.65	0.45
Distributions to Shareholders from:
Net investment income	(0.35)	(0.33)	(0.37)	(0.39)	(0.40)	(0.41)
Total Distributions	(0.35)	(0.33)	(0.37)	(0.39)	(0.40)	(0.41)
Net Asset Value, End of Period	$12.36	$13.00	$13.85	$13.33	$13.37	$13.12
Total Return (c) (d)	(2.19)%	(3.86)%	6.72%	2.56%	5.06%	3.47%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.49%	0.53%	0.50%	0.49%	0.52%	0.51%
Net Investment Income (Loss) (e)	3.10%	2.39%	2.69%	2.82%	3.07%	3.09%
Gross Expenses (e) (f)	0.49%	0.53%	0.50%	0.49%	0.52%	0.51%
Supplemental Data:
Net Assets at end of period (000's)	$2,977,555	$3,670,223	$4,059,780	$4,788,060	$4,754,320	$4,605,543
Portfolio Turnover (c) (i)	11%	13%	23%	26%	8%	11%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Intermediate-Term Fund
	Institutional Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	June 29, 2020(b) through March 31, 2021
Net Asset Value, Beginning of Period	$13.00	$13.85	$13.57
Investment Activities:
Net investment income (loss) (c)	0.36	0.34	0.27
Net realized and unrealized gains (losses)	(0.65)	(0.85)	0.29
Total from Investment Activities	(0.29)	(0.51)	0.56
Distributions to Shareholders from:
Net investment income	(0.36)	(0.34)	(0.28)
Total Distributions	(0.36)	(0.34)	(0.28)
Net Asset Value, End of Period	$12.35	$13.00	$13.85
Total Return (d) (e)	(2.24)%	(3.78)%	4.15%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.46%	0.44%	0.44%
Net Investment Income (Loss) (f)	3.13%	2.47%	2.61%
Gross Expenses (f) (g)	0.52%	0.54%	0.51%
Supplemental Data:
Net Assets at end of period ('00's)	$779,029	$1,020,822	$996,601
Portfolio Turnover (d) (j)	11%	13%	23%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Intermediate-Term Fund
	Class A
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$13.00	$13.85	$13.33	$13.36	$13.12	$13.07
Investment Activities:
Net investment income (loss)	0.33 (b)	0.30 (b)	0.33 (b)	0.35 (b)	0.38	0.38
Net realized and unrealized gains (losses)	(0.65)	(0.86)	0.52	(0.03)	0.23	0.05
Total from Investment Activities	(0.32)	(0.56)	0.85	0.32	0.61	0.43
Distributions to Shareholders from:
Net investment income	(0.32)	(0.29)	(0.33)	(0.35)	(0.37)	(0.38)
Total Distributions	(0.32)	(0.29)	(0.33)	(0.35)	(0.37)	(0.38)
Net Asset Value, End of Period	$12.36	$13.00	$13.85	$13.33	$13.36	$13.12
Total Return (excludes sales charges) (c) (d)	(2.41)%	(4.10)%	6.46%	2.37%	4.75%	3.28%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.74%	0.78%	0.75%	0.75%	0.75%	0.77	%(j)
Net Investment Income (Loss) (e)	2.85%	2.14%	2.43%	2.57%	2.85%	2.83%
Gross Expenses (e) (f)	0.87%	0.87%	0.86%	0.87%	0.84%	0.85%
Supplemental Data:
Net Assets at end of period (000's)	$24,533	$28,588	$23,934	$25,265	$22,888	$26,397
Portfolio Turnover (c) (i)	11%	13%	23%	26%	8%	11%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Effective August 1, 2017, USAA Asset Management Company (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 0.75% of the Class A average daily net assets. Prior to this date, the voluntary expense limit was 0.80%.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Intermediate-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. Class Z was liquidated on March 18, 2022. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$3,755,205	$—	$3,755,205
Total	$—	$3,755,205	$—	$3,755,205

As of February 28, 2023, there were no transfers into/out of Level 3.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued and recorded daily using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily on the accrual basis. Gains or losses realized on sales of securities are recorded on the identified cost

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the 11 months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$91,765	$90,480	$—

For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$148,985	$116,055	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$445,345	$958,664

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Intermediate Municipal Debt Funds Index. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Intermediate Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2022, to February 28, 2023, performance adjustments were $294, $116, and $(3) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.01%, 0.02%, and (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. For the period April 1, 2021, to March 31, 2022, performance adjustments were $2,134, $53, and $8 for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.05%, less than 0.01%, and 0.03% for Fund Shares, Institutional Shares, and Class A, respectively. For the period April 1, 2021 to March 18, 2022, performance fees were less than $1 thousand for Class Z. Performance adjustments were less than 0.01% for Class Z. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the 11 months ended February 28, 2023, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received $3 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, and 0.75% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023*	Expires 2024	Expires 2025	Expires 2026	Total
$1	$172	$1,039	$620	$1,832

*  Amount expired on March 31, 2023.

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$16	$172	$1,053	$1,241

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate),

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31, 2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Fund did not utilize or participate in the Facility during the 11 months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,281	2	0.72%	$5,799

*  Based on the number of days borrowings were outstanding for the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Tax-Exempt Income	Total Distributions Paid
$115,066	$115,066

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$123,614	$123,614	$132,118	$132,118

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$11,539	$11,539	$(9,703)	$(171,629)	$(119,885)	$(289,678)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable to defaulted bond adjustments.

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$77,289	$94,340	$171,629

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,875,090	$24,935	$(144,820)	$(119,885)

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Tax Exempt Intermediate-Term Fund	Victory Tax Exempt Intermediate-Term Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Intermediate-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Intermediate-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,003.20	$1,022.41	$2.38	$2.41	0.48%
Institutional Shares	1,000.00	1,002.40	1,022.51	2.28	2.31	0.46%
Class A	1,000.00	1,001.90	1,021.22	3.57	3.61	0.72%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Tax Exempt Distributions
$115,066

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Intermediate-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the median of its expense group and below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's recent underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40857-0423

February 28, 2023

Annual Report

USAA Tax Exempt Long-Term Fund

(Also Known as Victory Tax Exempt Long-Term Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Tax Exempt Long-Term Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	45
Supplemental Information (Unaudited)	46
Trustee and Officer Information	46
Proxy Voting and Portfolio Holdings Information	52
Expense Examples	52
Additional Federal Income Tax Information	53
Advisory Contract Renewal	54
Liquidity Risk Management Program	57
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

2

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Tax Exempt Long-Term Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns overall during the 11-month reporting period ended February 28, 2023. [The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023.] Negative returns for the reporting period were attributable to a combination of factors, including the U.S. Federal Reserve's (the "Fed") prolonged fight to reduce inflation through interest rate increases and significant investor outflows from municipal bond funds. The reporting period was also highlighted by material volatility in the municipal market, as market participants often strongly reacted to Fed actions and comments, as well as economic data release, in an attempt to determine the future path of interest rates. The overall returns on the Bloomberg Municipal Bond Index for the reporting period was -1.92%, with significant ups and downs throughout the period.

While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term. We believe municipal bonds continue to represent an attractive investment opportunity on a relative basis. At the end of February 2023, the yield on the Bloomberg Municipal Bond Index was 3.62%, which is a taxable-equivalent yield of 6.12% (in the highest tax bracket). After factoring in the benefit of the tax exemption, municipal bonds look attractive vs. the (taxable) Bloomberg U.S. Aggregate Bond Index, which yielded 4.81% the end of February 2023.

•  How did the USAA Tax Exempt Long-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the 11-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -5.79%, -5.69%, and -5.97%, respectively, versus an average return of -3.89% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of -3.72% for the Lipper General & Insured Municipal Debt Funds Index, and -1.92% for the Bloomberg Municipal Bond Index.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in

4

USAA Tax Exempt Long-Term Fund

Manager's Commentary (continued)

volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography.

Thank you for allowing us to assist you with your investment needs.

5

USAA Tax Exempt Long-Term Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	3/19/82	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Index[1]	Lipper General & Insured Municipal Debt Funds Index[2]
One Year	–9.00%	–8.97%	–9.19%	–11.25%	–5.10%	–6.86%
Five Year	1.05%	NA	0.85%	0.39%	1.66%	1.44%
Ten Year	1.98%	NA	1.71%	1.48%	2.11%	2.09%
Since Inception	NA	–1.66%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Long-Term Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

2The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides investors with interest income that is exempt from federal income tax.

Top 10 Industries:

February 28, 2023

(% of Net Assets)

Medical	20.1%
General	16.9%
Nursing Homes	10.0%
School District	8.0%
Transportation	8.0%
Higher Education	8.0%
Education	6.9%
General Obligation	5.8%
Development	3.6%
Water	3.3%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (0.1%)
Industrials (0.1%):
Northwest Senior Housing Corp. — Edgemere Project, Promissory Note, DIP Loan, 10.00%, 12/31/23 (a)	$992	$992
DIP Loan, 12.00%, 12/31/23 (a)	714	714
Total Corporate Bonds (Cost $1,706)		1,706
Municipal Bonds (98.8%)
Alabama (0.8%):
Columbia Industrial Development Board Revenue (NBGA — Southern Co.), Series A, 2.25%, 12/1/37, Continuously Callable @100 (b)	3,700	3,700
DCH Healthcare Authority Revenue, Series A, 4.00%, 6/1/51, Continuously Callable @100	4,000	3,573
Homewood Educational Building Authority Revenue 5.00%, 12/1/47, Continuously Callable @100	4,500	4,590
Series A, 4.00%, 12/1/51, Continuously Callable @100	3,000	2,603
		14,466
Alaska (0.0%): (c)
Northern Tobacco Securitization Corp. Revenue, Series A, 4.00%, 6/1/50, Continuously Callable @100	1,000	864
Arizona (2.0%):
Arizona IDA Revenue 5.00%, 7/1/52, Continuously Callable @100	1,725	1,753
Series A, 5.00%, 7/1/47, Continuously Callable @100	600	557
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.) Series B, 5.50%, 7/1/29	1,000	1,139
Series B, 5.50%, 7/1/30	1,500	1,735
Maricopa County IDA Revenue 5.00%, 7/1/47, Continuously Callable @100	1,600	1,606
Series A, 4.00%, 7/1/56, Continuously Callable @100	1,000	889
Pinal County Electric District No. 3 Revenue, 4.00%, 7/1/41, Continuously Callable @100	10,000	9,619
Tempe IDA Revenue, 4.00%, 12/1/46, Continuously Callable @102	2,500	1,806
The City of Phoenix IDA Revenue 5.00%, 7/1/41, Continuously Callable @100	1,200	1,211
5.00%, 7/1/42, Continuously Callable @100	1,250	1,216
5.00%, 7/1/44, Continuously Callable @100	6,000	6,018
The County of Pima IDA Revenue 4.00%, 9/1/29, Continuously Callable @100	3,000	3,000
4.00%, 6/15/51, Continuously Callable @100 (d)	2,500	1,874
Series A, 6.88%, 11/15/52, Continuously Callable @103 (d)	3,750	3,758
The Yavapai County IDA Revenue, 4.00%, 8/1/43, Continuously Callable @100	1,725	1,564
		37,745
Arkansas (0.2%):
Arkansas Development Finance Authority Revenue (INS — AMBAC Assurance Corp.) 7/1/28 (e)	1,000	817
See notes to financial statements.

8

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
7/1/29 (e)	$1,165	$915
7/1/30 (e)	1,150	868
7/1/36 (e)	2,500	1,410
		4,010
California (4.8%):
California Educational Facilities Authority Revenue, 5.00%, 10/1/52, Continuously Callable @100	3,000	2,903
California Health Facilities Financing Authority Revenue, 5.00%, 11/15/56, Continuously Callable @100	1,000	1,022
California State Public Works Board Revenue 5.00%, 6/1/31, Continuously Callable @100	2,950	2,963
Series B, 5.00%, 10/1/39, Continuously Callable @100	3,500	3,619
Cerritos Community College District, GO Series D, 8/1/31 (e)	1,000	758
Series D, 8/1/32 (e)	2,500	1,826
Series D, 8/1/33 (e)	2,175	1,520
Series D, 8/1/34 (e)	1,000	665
Series D, 8/1/35 (e)	1,500	939
Series D, 8/1/36 (e)	2,200	1,300
Coachella Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/41 (e)	8,500	3,785
El Camino Community College District, GO Series C, 8/1/34 (e)	3,000	2,047
Series C, 8/1/38 (e)	3,000	1,637
El Monte Union High School District, GO (INS — Assured Guaranty Municipal Corp.), 6/1/42 (e)	10,000	4,209
Golden State Tobacco Securitization Corp. Revenue, Series A, 5.00%, 6/1/30, Pre-refunded 6/1/23 @100	2,000	2,009
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/35, Continuously Callable @100	1,440	1,442
Los Alamitos Unified School District Certificate of Participation 8/1/34, Continuously Callable @100 (f)	1,200	1,266
8/1/42, Continuously Callable @100 (g)	4,500	4,639
Paramount Unified School District, GO 8/1/34 (e)	1,860	1,261
8/1/35 (e)	2,000	1,280
8/1/36 (e)	2,750	1,652
8/1/37 (e)	2,750	1,515
Sacramento City Schools Joint Powers Financing Authority Revenue (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 3/1/36, Continuously Callable @100	2,560	2,614
Series A, 5.00%, 3/1/40, Continuously Callable @100	2,000	2,042
San Diego Public Facilities Financing Authority Revenue, Series A, 5.00%, 10/15/44, Continuously Callable @100	2,500	2,576
San Ysidro School District, GO (INS — Assured Guaranty Municipal Corp.) Series G, 8/1/36 (e)	13,605	7,927
Series G, 8/1/37 (e)	14,285	7,819
Santa Ana Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4/1/29 (e)	15,000	11,582
State of California, GO, 5.00%, 10/1/47, Continuously Callable @100	5,000	5,173

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Stockton Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/34 (e)	$8,885	$5,850
		89,840
Colorado (2.4%):
Colorado Educational & Cultural Facilities Authority Revenue 4.00%, 12/1/48, Continuously Callable @100	2,500	2,220
4.00%, 1/1/52, Continuously Callable @100	675	518
5.00%, 4/1/53, Continuously Callable @100	750	720
4.00%, 1/1/62, Continuously Callable @100	795	581
Series A, 5.25%, 4/1/43, Pre-refunded 4/1/23 @100	2,500	2,504
Colorado Health Facilities Authority Revenue 5.00%, 6/1/45, Pre-refunded 6/1/25 @100	6,000	6,239
5.00%, 6/1/47, Pre-refunded 6/1/27 @100	1,250	1,352
5.50%, 11/1/47, Continuously Callable @100	1,000	1,052
Series A, 4.00%, 8/1/44, Continuously Callable @100	2,070	1,814
Series A, 4.00%, 9/1/50, Continuously Callable @100	1,500	1,239
Series A, 4.00%, 12/1/50, Continuously Callable @103	7,250	5,780
Denver Health & Hospital Authority Revenue, Series A, 4.00%, 12/1/40, Continuously Callable @100	750	663
E-470 Public Highway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 9/1/35, Continuously Callable @64 (e)	10,000	5,529
Park Creek Metropolitan District Revenue 5.00%, 12/1/45, Continuously Callable @100	1,000	1,021
5.00%, 12/1/46, Continuously Callable @100	2,500	2,551
5.00%, 12/1/51, Continuously Callable @100	2,000	2,036
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @100	4,000	4,214
Regional Transportation District Certificate of Participation, Series A, 5.00%, 6/1/44, Pre-refunded 6/1/23 @100	5,000	5,021
Southlands Metropolitan District No. 1, GO, Series A-1, 5.00%, 12/1/47, Continuously Callable @100	1,000	903
		45,957
Connecticut (0.7%):
Connecticut State Health & Educational Facilities Authority Revenue Series A, 4.00%, 7/1/49, Continuously Callable @100	3,000	2,537
Series U, 4.00%, 7/1/52, Continuously Callable @100	3,000	2,521
State of Connecticut, GO Series A, 5.00%, 4/15/38, Continuously Callable @100	5,500	5,866
Series A, 5.00%, 4/15/39, Continuously Callable @100	1,550	1,667
		12,591
District of Columbia (0.3%):
District of Columbia Revenue 6.00%, 7/1/43, Pre-refunded 7/1/23 @100	1,700	1,715
6.00%, 7/1/48, Pre-refunded 7/1/23 @100	1,450	1,463
5.00%, 7/1/49, Continuously Callable @100	1,275	1,209
5.00%, 7/1/54, Continuously Callable @100	1,140	1,067
		5,454

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Florida (7.2%):
Alachua County Health Facilities Authority Revenue, 4.00%, 10/1/46, Continuously Callable @103	$700	$513
City of Atlantic Beach Revenue Series A, 5.00%, 11/15/53, Continuously Callable @103	2,000	1,692
Series B, 5.63%, 11/15/43, Continuously Callable @100	7,000	6,723
City of Jacksonville Revenue, 4.00%, 11/1/45, Continuously Callable @100	2,500	2,208
City of Pompano Beach Revenue
4.00%, 9/1/50, Continuously Callable @103	8,000	5,823
Series A, 4.00%, 9/1/51, Continuously Callable @103	2,895	2,093
County of Escambia Revenue, 2.25%, 4/1/39, Continuously Callable @100 (b)	5,000	5,000
County of Miami-Dade Florida Water & Sewer System Revenue 4.00%, 10/1/46, Continuously Callable @100	3,000	2,764
Series B, 4.00%, 10/1/44, Continuously Callable @100	21,500	20,083
County of Miami-Dade Rickenbacker Causeway Revenue, 5.00%, 10/1/43, Continuously Callable @100	1,750	1,764
County of Miami-Dade Seaport Department Revenue, Series A-2, 4.00%, 10/1/49, Continuously Callable @100	4,000	3,642
County of Polk Florida Utility System Revenue, 4.00%, 10/1/43, Continuously Callable @100	2,000	1,871
Escambia County Health Facilities Authority Revenue 4.00%, 8/15/45, Continuously Callable @100	6,265	5,641
4.00%, 8/15/50, Continuously Callable @100	5,050	4,443
Florida Development Finance Corp. Revenue 4.00%, 7/1/45, Continuously Callable @100	600	488
4.00%, 2/1/52, Continuously Callable @100	4,000	3,048
4.00%, 7/1/55, Continuously Callable @100	500	377
Series A, 5.00%, 6/15/55, Continuously Callable @100	1,500	1,362
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 3/1/44, Continuously Callable @100	4,280	3,835
4.00%, 10/1/44, Continuously Callable @100	1,400	1,179
5.00%, 3/1/49, Continuously Callable @100	1,250	1,085
4.00%, 10/1/49, Continuously Callable @100	1,150	910
Halifax Hospital Medical Center Revenue, 5.00%, 6/1/46, Pre-refunded 6/1/25 @100	3,000	3,120
Lee County IDA Revenue 5.00%, 11/15/49, Continuously Callable @103	12,350	11,680
Series A, 5.25%, 10/1/52, Continuously Callable @103	1,000	861
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/49, Continuously Callable @100	4,500	3,949
Miami Beach Health Facilities Authority Revenue, 4.00%, 11/15/51, Continuously Callable @100	2,500	2,132
Miami-Dade County Expressway Authority Revenue Series A, 5.00%, 7/1/39, Continuously Callable @100	5,000	5,046
Series A, 5.00%, 7/1/40, Continuously Callable @100	5,000	5,002
Miami-Dade County Health Facilities Authority Revenue, 4.00%, 8/1/47, Continuously Callable @100	2,000	1,796

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Orange County Health Facilities Authority Revenue, Series B, 4.00%, 10/1/45, Continuously Callable @100	$1,500	$1,384
Palm Beach County Educational Facilities Authority Revenue, 4.00%, 10/1/51, Continuously Callable @100	2,070	1,713
Palm Beach County Health Facilities Authority Revenue 5.00%, 11/15/45, Continuously Callable @103	150	143
5.00%, 5/15/47, Continuously Callable @100	5,000	3,887
Series A, 5.00%, 11/1/52, Continuously Callable @100	250	243
Series B, 5.00%, 11/15/42, Continuously Callable @103	1,000	972
Polk County IDA Revenue 5.00%, 1/1/49, Continuously Callable @103	1,000	867
5.00%, 1/1/55, Continuously Callable @103	1,000	851
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/48, Continuously Callable @103	1,835	1,678
Sarasota County Public Hospital District Revenue, 4.00%, 7/1/52, Continuously Callable @100	5,000	4,421
St. Johns County IDA Revenue, 4.00%, 8/1/55, Continuously Callable @103	6,000	4,914
Tampa Housing Authority Revenue, 4.85%, 7/1/36, Callable 4/1/23 @100	2,200	2,202
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @100	2,000	2,075
		135,480
Georgia (1.2%):
Crisp County Hospital Authority Revenue, 4.00%, 7/1/51, Continuously Callable @100	3,000	2,666
Gainesville & Hall County Hospital Authority Revenue, 4.00%, 2/15/45, Continuously Callable @100	15,000	13,903
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/43, Continuously Callable @100	1,500	1,510
Main Street Natural Gas, Inc. Revenue, Series A, 5.00%, 5/15/49	3,000	2,962
Municipal Electric Authority of Georgia Revenue, 4.00%, 1/1/51, Continuously Callable @100	1,100	969
Private Colleges & Universities Authority Revenue, 4.00%, 6/1/45, Continuously Callable @100	1,700	1,516
		23,526
Illinois (14.8%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 12/1/37, Pre-refunded 12/1/27 @100	1,530	1,676
Series A, 5.00%, 12/1/38, Pre-refunded 12/1/27 @100	1,555	1,703
Series A, 5.00%, 12/1/39, Pre-refunded 12/1/27 @100	1,400	1,533
Chicago Board of Education, GO Series A, 4.00%, 12/1/47, Continuously Callable @100	8,220	6,650
Series A, 5.00%, 12/1/47, Continuously Callable @100	1,800	1,708
Series H, 5.00%, 12/1/36, Continuously Callable @100	5,000	5,009
Chicago Midway International Airport Revenue Series B, 5.00%, 1/1/41, Continuously Callable @100	2,500	2,567
Series B, 5.00%, 1/1/46, Continuously Callable @100	3,500	3,573
Chicago O'Hare International Airport Revenue 5.75%, 1/1/43, Continuously Callable @100	5,000	5,008

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series C, 4.00%, 1/1/38, Continuously Callable @100	$1,000	$984
Series C, 5.00%, 1/1/41, Continuously Callable @100	5,000	5,189
Chicago Park District, GO Series A, 5.00%, 1/1/40, Continuously Callable @100	3,000	3,054
Series F-2, 5.00%, 1/1/40, Continuously Callable @100	1,125	1,172
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/44, Continuously Callable @100	4,000	4,006
Series A, 5.00%, 1/1/47, Continuously Callable @100	3,000	3,054
Series C, 5.00%, 1/1/39, Continuously Callable @100	3,000	3,054
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @100	3,000	3,012
City of Galesburg Revenue, Series A, 4.00%, 10/1/46, Continuously Callable @100	4,000	3,398
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/40, Continuously Callable @100	3,000	3,050
County of Cook Community College District No. 508, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @100	9,500	9,870
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @100	7,750	8,028
County of Will, GO, 4.00%, 11/15/47, Continuously Callable @100	2,000	1,936
Illinois Finance Authority Revenue 3.90%, 3/1/30, Continuously Callable @100	14,000	14,126
5.50%, 4/1/32, Continuously Callable @100	7,065	6,785
4.00%, 2/1/33, Continuously Callable @100	6,000	5,957
5.00%, 5/15/37, Continuously Callable @100	700	669
4.00%, 3/1/38, Continuously Callable @100	2,000	1,948
4.00%, 2/15/41, Pre-refunded 2/15/27 @100	20	21
5.00%, 8/1/42, Continuously Callable @100	750	750
5.00%, 1/1/44, Pre-refunded 1/1/28 @100	10,000	10,969
5.00%, 8/15/44, Continuously Callable @100	2,000	2,020
4.00%, 12/1/46, Continuously Callable @100	4,500	3,952
5.00%, 2/15/47, Continuously Callable @100	1,000	945
5.00%, 5/15/47, Continuously Callable @100	1,155	1,053
5.00%, 8/1/47, Continuously Callable @100	750	731
5.00%, 12/1/47, Continuously Callable @100	2,000	1,828
5.00%, 10/1/49, Continuously Callable @100	1,250	1,270
5.00%, 2/15/50, Continuously Callable @100	500	461
5.00%, 10/1/51, Continuously Callable @100	1,000	1,013
5.00%, 3/1/52, Continuously Callable @100	1,075	983
4.00%, 10/1/55, Continuously Callable @100	2,000	1,577
Series A, 4.00%, 7/1/38, Pre-refunded 7/1/26 @100	5,000	5,164
Series A, 4.00%, 10/1/40, Continuously Callable @100	12,395	11,742
Series A, 6.00%, 7/1/43, Continuously Callable @100	5,000	5,044
Series A, 4.00%, 8/1/51, Continuously Callable @100	3,500	2,773
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @100	485	505
Series C, 4.00%, 2/15/41, Continuously Callable @100	10,495	10,182
Illinois State Toll Highway Authority Revenue, Series A, 4.00%, 1/1/46, Continuously Callable @100	4,000	3,728
Metropolitan Pier & Exposition Authority Revenue 5.00%, 6/15/42, Continuously Callable @100	2,000	2,019
5.00%, 6/15/50, Continuously Callable @100	7,500	7,338
Northern Illinois Municipal Power Agency Revenue, Series A, 4.00%, 12/1/41, Continuously Callable @100	9,000	8,309

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/41, Continuously Callable @100	$600	$559
Regional Transportation Authority Revenue (INS — National Public Finance Guarantee Corp.), 6.50%, 7/1/30	37,550	44,122
Sangamon County Water Reclamation District, GO Series A, 4.00%, 1/1/49, Continuously Callable @100	15,000	13,416
Series A, 5.75%, 1/1/53, Continuously Callable @100	2,000	2,075
State of Illinois, GO 5.50%, 5/1/39, Continuously Callable @100	2,275	2,417
Series A, 5.00%, 10/1/33, Continuously Callable @100	2,000	2,087
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 2/1/31, Continuously Callable @100	1,000	1,000
4.00%, 2/1/32, Continuously Callable @100	1,000	998
Series A, 5.00%, 4/1/29, Continuously Callable @100	8,000	8,009
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/46, Continuously Callable @100	10,000	10,522
		278,301
Indiana (1.8%):
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.)
4.00%, 2/1/38, Continuously Callable @100	5,540	5,293
4.00%, 2/1/39, Continuously Callable @100	3,605	3,419
Indiana Finance Authority Revenue 5.00%, 2/1/40, Continuously Callable @100	1,495	1,510
5.00%, 11/15/43, Continuously Callable @103	1,970	1,829
5.00%, 11/15/48, Continuously Callable @103	3,895	3,533
4.00%, 11/15/51, Continuously Callable @100	1,030	726
Series A, 5.50%, 4/1/46, Continuously Callable @100	5,000	5,045
Series A, 5.50%, 7/1/52, Continuously Callable @100	4,500	4,636
Richmond Hospital Authority Revenue, Series A, 5.00%, 1/1/39, Continuously Callable @100	7,000	7,075
		33,066
Iowa (0.6%):
Iowa Finance Authority Revenue Series A, 5.00%, 5/15/43, Continuously Callable @100	6,235	4,964
Series B, 5.00%, 2/15/48, Continuously Callable @100	4,000	4,059
Iowa Higher Education Loan Authority Revenue, 5.38%, 10/1/52, Continuously Callable @100	1,000	1,022
Iowa Tobacco Settlement Authority Revenue, Series A-2, 4.00%, 6/1/49, Continuously Callable @100	1,000	897
		10,942
Kansas (1.0%):
City of Coffeyville Electric System Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Pre-refunded 6/1/25 @100 (d)	2,500	2,603
City of Lawrence Revenue, Series A, 5.00%, 7/1/48, Continuously Callable @100	5,000	5,081
City of Manhattan Revenue Series A, 4.00%, 6/1/46, Continuously Callable @103	1,000	725
Series A, 4.00%, 6/1/52, Continuously Callable @103	1,500	1,022

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Wyandotte County-Kansas City Unified Government Tax Allocation, 5.75%, 3/1/41, Continuously Callable @103 (d)	$7,600	$7,266
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series A, 5.00%, 9/1/45, Continuously Callable @100	2,000	2,036
		18,733
Kentucky (1.1%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @100	1,000	1,006
City of Hazard Revenue, 4.00%, 7/1/51, Continuously Callable @100	3,000	2,587
Kentucky Bond Development Corp. Revenue, 4.00%, 6/1/51, Continuously Callable @100	1,070	907
Kentucky Economic Development Finance Authority Revenue 5.00%, 5/15/46, Continuously Callable @100	5,500	4,232
Series B, 5.00%, 8/15/41, Continuously Callable @100	3,000	3,060
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/41, Continuously Callable @100	500	463
Series A, 5.00%, 12/1/45, Continuously Callable @100	2,000	2,049
Louisville Jefferson County Metropolitan Government Revenue, Series A, 5.00%, 5/15/52, Continuously Callable @100	6,000	6,002
		20,306
Louisiana (3.9%):
City of Shreveport Water & Sewer Revenue 5.00%, 12/1/40, Continuously Callable @100	1,000	1,016
Series B, 5.00%, 12/1/41, Continuously Callable @100	5,500	5,610
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Corp.), Series B, 4.00%, 12/1/49, Continuously Callable @100	1,000	864
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 12/1/41, Continuously Callable @100	2,100	2,180
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 12/1/37, Continuously Callable @100	1,100	1,062
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @100	7,000	6,864
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 3.50%, 11/1/32, Continuously Callable @100	6,250	5,821
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/39, Continuously Callable @100	1,685	1,720
4.00%, 10/1/46, Continuously Callable @100	8,210	7,469
5.00%, 10/1/48, Continuously Callable @100	5,000	5,076
Louisiana Public Facilities Authority Revenue 4.00%, 5/15/41, Pre-refunded 5/15/26 @100	15	15
4.00%, 5/15/41, Continuously Callable @100	1,235	1,165
5.00%, 11/1/45, Pre-refunded 11/1/25 @100	6,000	6,300
5.00%, 5/15/46, Continuously Callable @100	5,000	5,094
5.00%, 7/1/52, Continuously Callable @100	400	406
4.00%, 1/1/56, Continuously Callable @100	9,000	7,669
5.00%, 7/1/57, Continuously Callable @100	2,000	2,027
Series A, 4.00%, 12/15/50, Pre-refunded 12/15/27 @100	30	32
Series A, 4.00%, 12/15/50, Continuously Callable @100	970	934

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Louisiana Public Facilities Authority Revenue (INS — Build America Mutual Assurance Co.), 5.25%, 6/1/51, Pre-refunded 6/1/25 @100	$5,000	$5,232
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @100	6,000	6,239
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @100	1,500	1,505
		74,300
Maine (0.4%):
Maine Health & Higher Educational Facilities Authority Revenue, Series A, 4.00%, 7/1/46, Continuously Callable @100	9,000	7,413
Massachusetts (1.8%):
Massachusetts Development Finance Agency Revenue 5.00%, 4/15/40, Continuously Callable @100	1,000	991
5.00%, 7/1/46, Continuously Callable @100	4,000	4,008
5.00%, 7/1/47, Continuously Callable @100	3,280	3,215
4.00%, 7/1/51, Continuously Callable @100	1,000	839
5.00%, 7/1/52, Continuously Callable @100	1,500	1,456
Series A, 5.50%, 7/1/44, Continuously Callable @100	2,000	1,790
Series A, 4.00%, 10/1/46, Continuously Callable @100	3,370	2,845
Series A, 4.00%, 6/1/49, Pre-refunded 6/1/29 @100	1,000	1,076
Series B, 4.00%, 6/1/50, Continuously Callable @100	1,700	1,362
Series B, 4.00%, 7/1/50, Continuously Callable @100	975	776
Series C, 4.00%, 10/1/45, Continuously Callable @100	1,250	1,155
Series D, 5.00%, 7/1/44, Continuously Callable @100	3,000	3,028
Series E, 4.00%, 7/1/38, Continuously Callable @100	1,000	935
Series J2, 5.00%, 7/1/53, Continuously Callable @100	10,000	10,163
		33,639
Michigan (2.3%):
County of Genesee, GO, Series B, 4.00%, 2/1/41, Continuously Callable @100	2,000	1,941
County of Genesee, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 2/1/46, Continuously Callable @100	2,900	2,969
Downriver Utility Wastewater Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 4/1/43, Continuously Callable @100	2,500	2,609
Flint Hospital Building Authority Revenue, 4.00%, 7/1/38, Continuously Callable @100	2,500	2,264
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification and Loan Program) 5.00%, 5/1/45, Continuously Callable @100	6,000	6,197
5.00%, 5/1/48, Continuously Callable @100	3,000	3,081
Karegnondi Water Authority Revenue, 5.00%, 11/1/45, Continuously Callable @100	2,750	2,806
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @100	4,000	4,086
Michigan Finance Authority Revenue 5.00%, 11/1/43, Continuously Callable @100	1,000	1,056
4.00%, 2/15/44, Continuously Callable @100	5,000	4,614
4.00%, 2/15/47, Continuously Callable @100	1,000	908
4.00%, 2/15/50, Continuously Callable @100	2,000	1,781
4.00%, 9/1/50, Continuously Callable @100	1,000	854
4.00%, 11/1/55, Continuously Callable @100	4,000	3,555

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 4.00%, 11/15/50, Continuously Callable @100	$3,000	$2,660
Michigan State Building Authority Revenue, 4.00%, 10/15/49, Continuously Callable @100	2,500	2,343
		43,724
Missouri (3.1%):
Cape Girardeau County IDA Revenue 5.00%, 3/1/36, Continuously Callable @100	750	756
Series A, 6.00%, 3/1/33, Continuously Callable @103	2,080	2,144
Hannibal IDA Revenue, 5.00%, 10/1/47, Continuously Callable @100	3,000	2,977
Health & Educational Facilities Authority of the State of Missouri Revenue 4.00%, 8/1/36, Continuously Callable @100	440	377
5.00%, 5/15/40, Continuously Callable @103	5,510	4,724
4.00%, 8/1/41, Continuously Callable @100	410	329
4.00%, 2/1/48, Continuously Callable @100	10,000	7,541
4.00%, 2/15/51, Continuously Callable @100	1,000	824
Series A, 5.00%, 2/1/42, Continuously Callable @104	3,500	3,264
Series A, 5.00%, 11/15/43, Continuously Callable @100	1,000	1,030
Series A, 4.00%, 2/15/54, Continuously Callable @100	2,500	2,266
Missouri Development Finance Board Revenue 4.00%, 6/1/46, Continuously Callable @100	17,775	15,977
4.00%, 3/1/51, Continuously Callable @100	2,000	1,663
St. Louis County IDA Revenue 5.88%, 9/1/43, Continuously Callable @100	5,000	5,001
5.00%, 9/1/48, Continuously Callable @100	2,000	1,722
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Corp.), 5.00%, 10/1/45, Continuously Callable @100	3,000	3,131
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/38, Continuously Callable @100	3,065	3,184
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @103	1,875	1,932
		58,842
Montana (0.3%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 4/13/23 @100	4,000	4,000
Montana Facility Finance Authority Revenue, Series A, 4.00%, 6/1/45, Continuously Callable @100	1,000	925
		4,925
Nebraska (1.3%):
Central Plains Energy Project Revenue, Series A, 5.00%, 9/1/42	13,665	13,629
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @100	3,400	3,439
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue, 4.00%, 1/1/49, Continuously Callable @102	7,500	6,833
		23,901
Nevada (1.0%):
City of Carson City Revenue, 5.00%, 9/1/47, Continuously Callable @100	2,775	2,755
Las Vegas Convention & Visitors Authority Revenue Series C, 4.00%, 7/1/41, Continuously Callable @100	4,400	4,205

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series C, 4.00%, 7/1/46, Continuously Callable @100	$12,140	$11,251
		18,211
New Hampshire (0.1%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/51, Continuously Callable @103	3,000	2,235
New Jersey (5.3%):
City of Newark Mass Transit Access Tax Revenue (INS — Assured Guaranty Corp.), 5.38%, 11/15/52, Continuously Callable @100	1,000	1,052
New Jersey Economic Development Authority Revenue 4.40% (MUNIPSA+160bps), 3/1/28, Callable 4/3/23 @100 (h)	20,000	20,261
5.00%, 6/15/40, Continuously Callable @100	8,125	8,191
5.00%, 6/15/40, Pre-refunded 6/15/24 @100	1,875	1,916
4.00%, 11/1/44, Continuously Callable @100	3,000	2,765
4.00%, 6/15/49, Continuously Callable @100	4,000	3,584
Series A, 5.00%, 6/15/47, Continuously Callable @100	3,000	3,058
Series A, 5.00%, 11/1/52, Continuously Callable @100	5,000	5,156
Series AAA, 5.00%, 6/15/41, Pre-refunded 12/15/26 @100	4,000	4,301
Series B, 5.00%, 6/15/43, Continuously Callable @100	3,500	3,601
Series WW, 5.25%, 6/15/40, Pre-refunded 6/15/25 @100	2,835	2,967
Series WW, 5.25%, 6/15/40, Pre-refunded 6/15/25 @100	165	173
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/42, Continuously Callable @100	1,200	1,236
New Jersey Educational Facilities Authority Revenue Series B, 5.00%, 9/1/36, Continuously Callable @100	5,000	5,167
Series F, 5.00%, 7/1/47, Continuously Callable @100	3,000	2,577
New Jersey Health Care Facilities Financing Authority Revenue, 5.00%, 10/1/38, Continuously Callable @100	2,250	2,338
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 7/1/46, Continuously Callable @100	1,250	1,267
New Jersey Transportation Trust Fund Authority Revenue 5.25%, 6/15/43, Continuously Callable @100	4,000	4,172
5.00%, 6/15/48, Continuously Callable @100	4,000	4,136
Series A, 5.00%, 12/15/36, Continuously Callable @100	2,125	2,233
Series AA, 5.25%, 6/15/41, Continuously Callable @100	2,000	2,041
Series BB, 4.00%, 6/15/50, Continuously Callable @100	15,000	13,502
The Camden County Improvement Authority Revenue, 6.00%, 6/15/52, Continuously Callable @100	1,325	1,366
The Passaic County Improvement Authority Revenue, 5.38%, 7/1/53, Continuously Callable @100	500	490
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @100	3,000	3,108
		100,658
New Mexico (0.4%):
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	8,625	6,633
Winrock Town Center Tax Increment Development District Tax Allocation, 4.25%, 5/1/40, Continuously Callable @103 (d)	670	551
		7,184

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York (2.7%):
Allegany County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/52, Continuously Callable @100	$4,000	$3,747
Build NYC Resource Corp. Revenue, 5.00%, 7/1/52, Continuously Callable @100	700	678
Metropolitan Transportation Authority Revenue Series A, 11/15/32 (e)	5,000	3,458
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (i)	5,490	5,859
New York Liberty Development Corp. Revenue 5.25%, 10/1/35	16,130	18,040
2.80%, 9/15/69, Continuously Callable @100	1,500	1,346
New York State Dormitory Authority Revenue, Series A, 4.00%, 9/1/50, Continuously Callable @100	3,000	2,433
New York State Thruway Authority Revenue, Series A, 5.00%, 1/1/46, Continuously Callable @100	2,000	2,045
New York State Urban Development Corp. Revenue, Series A, 4.00%, 3/15/45, Continuously Callable @100	5,000	4,789
Triborough Bridge & Tunnel Authority Revenue Series A, 11/15/31 (e)	5,000	3,580
Series A, 11/15/32 (e)	3,000	2,058
Series B, 11/15/32 (e)	2,500	1,811
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	1,000	1,014
		50,858
North Carolina (0.2%):
North Carolina Medical Care Commission Revenue 5.00%, 1/1/49, Continuously Callable @104	2,725	2,587
Series A, 4.00%, 10/1/50, Continuously Callable @103	1,000	782
		3,369
North Dakota (0.5%):
City of Grand Forks Revenue, 4.00%, 12/1/51, Continuously Callable @100	2,375	1,866
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	7,500	6,885
University of North Dakota Certificate of Participation (INS — Assured Guaranty Corp.), Series A, 4.00%, 6/1/51, Continuously Callable @100	1,500	1,317
		10,068
Ohio (2.6%):
City of Centerville Revenue, 5.25%, 11/1/47, Continuously Callable @100	2,700	2,424
City of Middleburg Heights Revenue, Series A, 4.00%, 8/1/47, Continuously Callable @100	2,000	1,748
County of Cuyahoga Revenue, 4.75%, 2/15/47, Continuously Callable @100	9,000	8,729
County of Franklin Revenue, Series B, 5.00%, 7/1/45, Continuously Callable @103	5,000	4,609
County of Hamilton Revenue, 5.00%, 1/1/51, Continuously Callable @100	2,500	2,234
County of Lucas Revenue, 5.25%, 11/15/48, Continuously Callable @100	6,000	5,387
County of Montgomery Revenue 4.00%, 11/15/42, Continuously Callable @100	2,500	2,230
4.00%, 11/15/45, Continuously Callable @100	2,000	1,742
County of Ross Revenue, 5.00%, 12/1/49, Continuously Callable @100	9,100	9,199
Ohio Higher Educational Facility Commission Revenue, 6.00%, 9/1/47, Continuously Callable @100	4,475	4,700

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Ohio Revenue
4.00%, 11/15/40, Continuously Callable @100	$655	$591
Series A, 4.00%, 1/15/50, Continuously Callable @100	5,000	4,413
		48,006
Oklahoma (1.0%):
Norman Regional Hospital Authority Revenue, 4.00%, 9/1/45, Continuously Callable @100	4,250	3,468
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @100	4,250	3,725
Oklahoma Municipal Power Authority Revenue, Series A, 4.00%, 1/1/47, Continuously Callable @100	10,000	9,249
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/45, Continuously Callable @102	2,000	1,913
		18,355
Oregon (0.6%):
City of Keizer Special Assessment, 5.20%, 6/1/31, Continuously Callable @100	690	691
Deschutes County Hospital Facilities Authority Revenue, 4.00%, 1/1/46, Continuously Callable @100	2,000	1,840
Medford Hospital Facilities Authority Revenue, Series A, 4.00%, 8/15/50, Continuously Callable @100	3,800	3,451
Oregon State Facilities Authority Revenue, Series A, 4.00%, 10/1/51, Continuously Callable @100	1,000	838
Salem Hospital Facility Authority Revenue, 5.00%, 5/15/53, Continuously Callable @102	1,000	892
Union County Hospital Facility Authority Revenue 5.00%, 7/1/47, Continuously Callable @100	450	451
5.00%, 7/1/52, Continuously Callable @100	1,325	1,320
Yamhill County Hospital Authority Revenue 5.00%, 11/15/51, Continuously Callable @102	1,180	866
Series B-2, 2.13%, 11/15/27, Continuously Callable @100	1,000	883
Series B-3, 1.75%, 11/15/26, Continuously Callable @100	680	613
		11,845
Pennsylvania (9.1%):
Adams County General Authority Revenue, 4.00%, 8/15/45, Continuously Callable @100	7,400	6,723
Allegheny County Hospital Development Authority Revenue, 5.00%, 4/1/47, Continuously Callable @100	6,500	6,586
Allegheny County Sanitary Authority Revenue, 5.00%, 6/1/43, Continuously Callable @100	3,170	3,333
Allentown Commercial & IDA Revenue, 6.25%, 7/1/47, Continuously Callable @100 (d)	5,000	4,681
Altoona Area School District, GO (INS — Build America Mutual Assurance Co.) 5.00%, 12/1/45, Pre-refunded 12/1/25 @100	1,000	1,052
5.00%, 12/1/48, Pre-refunded 12/1/25 @100	300	315
Armstrong School District, GO Series A, 4.00%, 3/15/38, Continuously Callable @100	1,000	994
Series A, 4.00%, 3/15/41, Continuously Callable @100	2,250	2,198
Berks County IDA Revenue 5.00%, 5/15/48, Continuously Callable @102	1,000	907
5.00%, 11/1/50, Continuously Callable @100	8,500	5,494

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bucks County IDA Revenue, 4.00%, 8/15/50, Continuously Callable @100	$3,000	$2,618
Canon-McMillan School District, GO 4.00%, 6/1/44, Continuously Callable @100	3,500	3,349
4.00%, 6/1/48, Continuously Callable @100	1,105	1,034
4.00%, 6/1/50, Continuously Callable @100	6,065	5,622
Chester County IDA Revenue 6.00%, 10/15/52, Continuously Callable @100 (d)	1,775	1,729
Series A, 5.25%, 10/15/47, Continuously Callable @100	3,250	2,899
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @100	500	527
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @100	1,000	1,041
County of Lehigh Revenue, 4.00%, 7/1/49, Continuously Callable @100	11,000	9,955
Delaware County Authority Revenue, 5.00%, 10/1/39, Continuously Callable @100	2,250	2,233
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/47, Continuously Callable @100	5,000	5,186
Lancaster IDA Revenue, 4.00%, 7/1/51, Continuously Callable @103	1,000	727
Montgomery County Higher Education and Health Authority Revenue, Series B, 4.00%, 5/1/52, Continuously Callable @100	6,000	5,305
Montgomery County IDA Revenue 5.00%, 12/1/48, Continuously Callable @102	2,000	1,812
5.00%, 12/1/49, Continuously Callable @103	2,000	1,931
Northampton County General Purpose Authority Revenue 4.00%, 8/15/40, Continuously Callable @100	4,000	3,708
5.00%, 8/15/48, Continuously Callable @100	2,440	2,476
Northeastern Pennsylvania Hospital & Education Authority Revenue 5.00%, 5/1/44, Continuously Callable @100	1,000	1,005
5.00%, 5/1/49, Continuously Callable @100	1,350	1,331
Pennsylvania Economic Development Financing Authority Revenue 4.00%, 7/1/46, Continuously Callable @103	1,000	800
Series A, 4.00%, 10/15/51, Continuously Callable @100	2,320	2,072
Pennsylvania Higher Educational Facilities Authority Revenue Series A, 5.25%, 7/15/33, Pre-refunded 7/15/23 @100	1,970	1,984
Series A, 5.50%, 7/15/38, Pre-refunded 7/15/23 @100	2,750	2,771
Series A, 4.00%, 7/15/46, Continuously Callable @100	2,025	1,732
Pennsylvania Turnpike Commission Revenue 5.00%, 12/1/37, Continuously Callable @100	1,000	1,041
Series A, 4.00%, 12/1/49, Continuously Callable @100	5,000	4,546
Series A-1, 5.00%, 12/1/46, Continuously Callable @100	3,000	3,054
Series A-1, 5.00%, 12/1/47, Continuously Callable @100	4,000	4,129
Series A-2, 5.00%, 12/1/33, Continuously Callable @100	1,250	1,363
Series B, 5.00%, 6/1/39, Continuously Callable @100	8,000	8,215
Series B, 5.00%, 12/1/43, Continuously Callable @100	5,000	5,208
Series B, 5.25%, 12/1/44, Continuously Callable @100	10,000	10,155
Series B, 4.00%, 12/1/51, Continuously Callable @100	5,645	5,030
Series B, 4.00%, 12/1/51, Continuously Callable @100	1,500	1,354
Series B-1, 5.00%, 6/1/42, Continuously Callable @100	4,000	4,126
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/44, Continuously Callable @100	5,000	5,265

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Reading School District, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 4/1/44, Continuously Callable @100	$1,055	$1,015
School District of Philadelphia, GO Series A, 5.00%, 9/1/44, Continuously Callable @100	10,000	10,437
Series B, 5.00%, 9/1/43, Continuously Callable @100	2,500	2,601
Series F, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,034
Series F, 5.00%, 9/1/38, Pre-refunded 9/1/26 @100	10	11
Series F, 5.00%, 9/1/38, Continuously Callable @100	1,990	2,055
Scranton School District, GO (INS — Build America Mutual Assurance Co.), Series E, 4.00%, 12/1/37, Continuously Callable @100	1,025	1,017
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.) 4.00%, 4/15/49, Continuously Callable @100	750	693
5.00%, 4/15/59, Continuously Callable @100	3,000	3,133
		171,612
Rhode Island (0.1%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @100	2,000	2,027
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @100	180	180
		2,207
South Carolina (0.4%):
City of Rock Hill Combined Utility System Revenue, Series A, 4.00%, 1/1/49, Continuously Callable @100	2,500	2,196
Patriots Energy Group Revenue, Series A, 4.00%, 6/1/51, Continuously Callable @100	2,000	1,704
South Carolina Jobs-Economic Development Authority Revenue 5.00%, 11/15/47, Continuously Callable @103	1,850	1,745
5.00%, 4/1/54, Continuously Callable @103	1,000	886
4.00%, 4/1/54, Continuously Callable @103	1,165	833
		7,364
South Dakota (0.0%): (c)
Educational Enhancement Funding Corp. Revenue, Series B, 5.00%, 6/1/27, Pre-refunded 6/1/23 @100	500	502
Tennessee (1.1%):
Chattanooga Health Educational & Housing Facility Board Revenue, Series C, 3.08%, 5/1/39, Continuously Callable @100 (b)	5,000	5,000
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/44, Continuously Callable @100	2,000	2,039
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue 5.00%, 10/1/45, Continuously Callable @100	1,500	1,408
5.00%, 7/1/46, Continuously Callable @100	4,000	4,047
4.00%, 10/1/51, Continuously Callable @100	1,000	796
Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/54, Continuously Callable @100	2,000	1,799
Tennergy Corp. Revenue, Series A, 5.50%, 10/1/53, (Put Date 12/1/30) (i)	5,000	5,294
		20,383

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas (16.2%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 4.00%, 8/15/43, Continuously Callable @100	$10,000	$9,703
4.00%, 8/15/44, Continuously Callable @100	2,170	2,106
Series A, 5.00%, 2/15/41, Continuously Callable @100	3,000	3,079
Series A, 5.00%, 12/1/53, Continuously Callable @100	7,200	7,349
Bexar County Health Facilities Development Corp. Revenue 5.00%, 7/15/42, Continuously Callable @105	600	547
4.00%, 7/15/45, Continuously Callable @100	8,450	6,434
Central Texas Regional Mobility Authority Revenue 4.00%, 1/1/41, Continuously Callable @100	5,000	4,649
Series A, 5.00%, 1/1/45, Pre-refunded 7/1/25 @100	3,500	3,646
Central Texas Turnpike System Revenue, Series C, 5.00%, 8/15/42, Continuously Callable @100	6,500	6,570
Central Texas Turnpike System Revenue (INS — AMBAC Assurance Corp.), Series A, 8/15/30 (e)	18,530	14,240
City of Arlington Special Tax (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @100	7,500	7,796
City of Corpus Christi Utility System Revenue, 4.00%, 7/15/39, Continuously Callable @100	5,900	5,849
City of Garland Texas Electric Utility System Revenue, Series A, 4.00%, 3/1/51, Continuously Callable @100	1,000	848
City of Houston Hotel Occupancy Tax & Special Revenue, 5.00%, 9/1/40, Continuously Callable @100	3,715	3,752
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @100	700	668
Clifton Higher Education Finance Corp. Revenue 6.00%, 8/15/33, Continuously Callable @100	1,000	1,010
6.00%, 8/15/43, Continuously Callable @100	2,750	2,777
4.25%, 8/15/52, Continuously Callable @100	1,500	1,367
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 5.00%, 8/15/39, Continuously Callable @100	4,250	4,323
4.00%, 8/15/44, Continuously Callable @100	11,000	10,323
5.00%, 8/15/48, Continuously Callable @100	10,000	10,397
County of Bexar Revenue 4.00%, 8/15/44, Continuously Callable @100	500	442
4.00%, 8/15/49, Continuously Callable @100	1,700	1,453
Del Mar College District, GO, Series A, 5.00%, 8/15/48, Continuously Callable @100	6,500	6,641
Everman Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 2/15/50, Continuously Callable @100	4,500	4,267
Grand Parkway Transportation Corp. Revenue, 4.00%, 10/1/49, Continuously Callable @100	2,000	1,817
Greater Texas Cultural Education Facilities Finance Corp. Revenue, 4.00%, 3/1/50, Continuously Callable @100	2,000	1,749
Harris County Cultural Education Facilities Finance Corp. Revenue, Series A, 5.00%, 6/1/38, Continuously Callable @100	6,100	5,592
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @100	15,000	14,117

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @100	$6,000	$6,032
Kerrville Health Facilities Development Corp. Revenue, 5.00%, 8/15/35, Continuously Callable @100	1,900	1,945
Manor Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 8/1/52, Continuously Callable @100	15,095	15,865
Matagorda County Navigation District No. 1 Revenue 4.00%, 6/1/30, Continuously Callable @100	6,000	5,946
4.00%, 6/1/30, Continuously Callable @100	9,615	9,454
Midlothian Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/47, Continuously Callable @100	15,000	15,623
New Hope Cultural Education Facilities Finance Corp. Revenue 5.00%, 7/1/47 (j)	6,000	4,800
5.00%, 4/1/48, Pre-refunded 4/1/26 @100	1,250	1,324
4.00%, 11/1/55, Continuously Callable @103	1,250	900
Series A-1, 7.50%, 11/15/37	410	320
Series A-2, 7.50%, 11/15/36	2,565	2,228
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/48, Continuously Callable @100	1,000	1,015
New Hope Cultural Education Facilities Finance Corp. Revenue PIK, 2.00%, 11/15/61, Callable 11/15/26 @105, Continuously Callable @105 (k)	10,514	2,168
North Texas Tollway Authority Revenue 5.00%, 1/1/48, Continuously Callable @100	3,750	3,879
Series B, 9/1/37, Pre-refunded 9/1/31 @64.1040 (e)	3,000	1,435
Series B, 5.00%, 1/1/45, Continuously Callable @100	5,000	5,094
North Texas Tollway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 1/1/48, Continuously Callable @100	5,000	5,139
Port of Port Arthur Navigation District Revenue Series B, 2.90%, 4/1/40, Continuously Callable @100 (b)	3,440	3,440
Series C, 2.90%, 4/1/40, Continuously Callable @100 (b)	12,170	12,170
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @100	7,000	7,352
Red River Education Finance Corp. Revenue 4.00%, 6/1/41, Continuously Callable @100	2,000	1,827
5.50%, 10/1/46, Continuously Callable @100	3,000	3,047
San Antonio Education Facilities Corp. Revenue, 4.00%, 4/1/54, Continuously Callable @100	1,000	798
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/46, Continuously Callable @100	1,000	1,012
Series A, 11/15/45 (j) (l)	4,500	1,800
Series B, 11/15/36 (j) (l)	3,600	1,440
Series B, 5.00%, 11/15/46, Continuously Callable @100	7,000	7,068
Series B, 5.00%, 7/1/48, Continuously Callable @100	10,000	10,195
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/32	2,000	2,109
Texas Transportation Commission Revenue, 5.00%, 8/1/57, Continuously Callable @100	5,000	4,898
Uptown Development Authority Tax Allocation 5.00%, 9/1/37, Continuously Callable @100	4,365	4,275
5.00%, 9/1/40, Continuously Callable @100	2,490	2,398
Series A, 5.00%, 9/1/39, Continuously Callable @100	1,645	1,592

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Waco Educational Finance Corp. Revenue, 4.00%, 3/1/51, Continuously Callable @100	$4,000	$3,654
West Harris County Regional Water Authority Revenue 4.00%, 12/15/45, Continuously Callable @100	1,600	1,447
4.00%, 12/15/49, Continuously Callable @100	3,945	3,427
Ysleta Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 8/15/52, Continuously Callable @100	5,000	4,701
		305,328
Utah (0.2%):
Military Installation Development Authority Revenue Series A-1, 4.00%, 6/1/41, Continuously Callable @103	1,500	1,186
Series A-1, 4.00%, 6/1/52, Continuously Callable @103	1,000	695
Utah Charter School Finance Authority Revenue Series A, 5.63%, 6/15/42, Continuously Callable @100 (d)	500	497
Series A, 4.00%, 10/15/51, Continuously Callable @100	1,550	1,392
		3,770
Vermont (0.4%):
Vermont Economic Development Authority Revenue, 4.00%, 5/1/45, Continuously Callable @103	1,350	969
Vermont Educational & Health Buildings Financing Agency Revenue, 5.00%, 10/15/46, Continuously Callable @100	7,000	6,869
		7,838
Virginia (0.5%):
Alexandria IDA Revenue 5.00%, 10/1/45, Pre-refunded 10/1/25 @100	2,600	2,732
5.00%, 10/1/50, Pre-refunded 10/1/25 @100	2,400	2,521
Lewistown Commerce Center Community Development Authority Tax Allocation 6.05%, 3/1/44, Continuously Callable @103 (j)	2,565	1,693
6.05%, 3/1/44, Continuously Callable @103	1,623	1,351
Series C, 0.50%, 3/1/54, Continuously Callable @100 (j)	6,327	949
		9,246
Washington (1.2%):
King County Public Hospital District No. 1, GO, 5.00%, 12/1/43, Continuously Callable @100	9,000	9,363
King County Public Hospital District No. 2, GO, Series A, 4.00%, 12/1/45, Continuously Callable @100	4,000	3,841
Washington Health Care Facilities Authority Revenue, 4.00%, 7/1/42, Continuously Callable @100	5,500	5,117
Washington Higher Education Facilities Authority Revenue, 4.00%, 5/1/50, Continuously Callable @100	1,250	1,106
Washington State Housing Finance Commission Revenue 5.00%, 1/1/43, Continuously Callable @102 (d)	3,055	2,583
Series A-1, 3.50%, 12/20/35	975	883
		22,893
West Virginia (0.1%):
West Virginia Hospital Finance Authority Revenue, 5.00%, 1/1/43, Continuously Callable @100	2,000	1,955

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Wisconsin (3.1%):
Public Finance Authority Revenue 5.25%, 5/15/42, Continuously Callable @102 (d)	$2,200	$2,027
5.00%, 7/1/44, Continuously Callable @100	6,000	6,186
5.00%, 11/15/44, Continuously Callable @103	455	420
4.00%, 1/1/45, Continuously Callable @100	1,500	1,330
5.00%, 7/1/47, Continuously Callable @100	1,000	936
5.00%, 6/15/49, Continuously Callable @100 (d)	520	447
5.00%, 6/15/49, Continuously Callable @100	1,480	1,398
5.00%, 11/15/49, Continuously Callable @103	2,400	2,169
4.00%, 2/1/51, Continuously Callable @100	1,500	1,236
4.00%, 10/1/51, Continuously Callable @103	2,185	1,598
4.00%, 1/1/52, Continuously Callable @103	2,350	1,920
5.13%, 4/1/52, Continuously Callable @100	3,000	2,796
5.00%, 7/1/52, Continuously Callable @100	1,000	913
5.00%, 6/15/53, Continuously Callable @100	1,000	929
5.00%, 6/15/54, Continuously Callable @100 (d)	455	383
Series A, 5.25%, 10/1/43, Continuously Callable @100	3,090	3,094
Series A, 4.00%, 10/1/47, Continuously Callable @100	4,740	4,241
Series A, 4.00%, 10/1/49, Continuously Callable @100	11,000	9,750
Series A, 4.00%, 7/1/51, Continuously Callable @100	1,000	762
Series A, 4.00%, 7/1/56, Continuously Callable @100	2,250	1,769
Series A-1, 4.00%, 7/1/51, Continuously Callable @100 (d)	2,870	2,144
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 7/1/54, Continuously Callable @100	1,285	1,304
5.00%, 7/1/58, Continuously Callable @100	1,500	1,520
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/47, Continuously Callable @103	120	89
5.00%, 3/15/50, Continuously Callable @100	1,175	1,085
4.00%, 12/1/51, Continuously Callable @100	500	344
4.00%, 1/1/57, Continuously Callable @103	3,000	2,051
Series A, 5.00%, 9/15/50, Pre-refunded 9/15/23 @100	5,000	5,043
Series B, 4.00%, 9/15/45, Continuously Callable @103	475	369
		58,253
Total Municipal Bonds (Cost $2,000,652)		1,860,165
Total Investments (Cost $2,002,358) — 98.9%		1,861,871
Other assets in excess of liabilities — 1.1%		20,936
NET ASSETS — 100.00%		$1,882,807

(a)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of net assets as of February 28, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(b)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $30,543 thousands and amounted to 1.6% of net assets.

(e)  Zero-coupon bond.

(f)  Stepped-coupon security converts to coupon form on 8/1/24 with a rate of 5.95%

(g)  Stepped-coupon security converts to coupon form on 8/1/24 with a rate of 6.05%

(h)  Variable or Floating-Rate Security. Rate disclosed is as of February 28, 2023.

(i)  Put Bond.

(j)  Currently the issuer is in default with respect to interest and/or principal payments.

(k)  Stepped-coupon security converts to coupon from 2% to 5% on 11/15/26.

(l)  Issuer filed for bankruptcy.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

DIP — Debtor-In-Possession

GO — General Obligation

IDA — Industrial Development Authority

MUNIPSA — Municipal Swap Index

PIK — Payment-in-Kind

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

27

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Long-Term Fund
Assets:
Investments, at value (Cost $2,002,358)	$1,861,871
Cash	3,667
Receivables:
Interest	20,719
Capital shares issued	80
From Adviser	26
Prepaid expenses	5
Total Assets	1,886,368
Liabilities:
Payables:
Distributions	843
Investments purchased	491
Capital shares redeemed	1,506
Accrued expenses and other payables:
Investment advisory fees	342
Administration fees	218
Custodian fees	3
Transfer agent fees	55
Compliance fees	2
Trustees' fees	1
12b-1 fees	— (a)
Other accrued expenses	100
Total Liabilities	3,561
Net Assets:
Capital	2,136,342
Total accumulated earnings/(loss)	(253,535)
Net Assets	$1,882,807
Net Assets
Fund Shares	$1,825,576
Institutional Shares	52,513
Class A	4,718
Total	$1,882,807
Shares (unlimited number of shares authorized with no par value):
Fund Shares	154,832
Institutional Shares	4,455
Class A	401
Total	159,688
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.79
Institutional Shares	11.79
Class A	11.77
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$12.04

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Tax Exempt Long-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Interest	$71,533	$77,738
Total Income	71,533	77,738
Expenses:
Investment advisory fees	4,743	7,223
Administration fees — Fund Shares	2,629	3,590
Administration fees — Institutional Shares	53	9
Administration fees — Class A	6	6
Sub-Administration fees	26	28
12b-1 fees — Class A	10	9
Custodian fees	42	98
Transfer agent fees — Fund Shares	543	625
Transfer agent fees — Institutional Shares	53	9
Transfer agent fees — Class A	4	4
Trustees' fees	48	50
Compliance fees	17	16
Legal and audit fees	73	56
State registration and filing fees	97	59
Interfund lending fees	—	— (b)
Other expenses	196	269
Recoupment of prior expenses waived/reimbursed by Adviser	6	23
Total Expenses	8,546	12,074
Expenses waived/reimbursed by Adviser	(201)	(35)
Net Expenses	8,345	12,039
Net Investment Income (Loss)	63,188	65,699
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(18,256)	(33,056)
Net change in unrealized appreciation/depreciation on investment securities	(170,845)	(102,892)
Net realized/unrealized gains (losses) on investments	(189,101)	(135,948)
Change in net assets resulting from operations	$(125,913)	$(70,249)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Long-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$63,188	$65,699	$75,115
Net realized gains (losses)	(18,256)	(33,056)	(731)
Net change in unrealized appreciation/depreciation	(170,845)	(102,892)	87,771
Change in net assets resulting from operations	(125,913)	(70,249)	162,155
Distributions to Shareholders:
Fund Shares	(60,672)	(65,256)	(74,812)
Institutional Shares	(1,836)	(271)	(88	)(b)
Class A	(136)	(96)	(232)
Change in net assets resulting from distributions to shareholders	(62,644)	(65,623)	(75,132)
Change in net assets resulting from capital transactions	(124,706)	(86,235)	(79,868)
Change in net assets	(313,263)	(222,107)	7,155
Net Assets:
Beginning of period	2,196,070	2,418,177	2,411,022
End of period	$1,882,807	$2,196,070	$2,418,177

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Long-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$79,268	$139,630	$184,740
Distributions reinvested	50,833	55,245	62,179
Cost of shares redeemed	(249,726)	(337,291)	(332,780)
Total Fund Shares	$(119,625)	$(142,416)	$(85,861)
Institutional Shares
Proceeds from shares issued	$42,667	$65,362	$6,625	(b)
Distributions reinvested	1,779	242	75	(b)
Cost of shares redeemed	(50,846)	(4,889)	(1,210	)(b)
Total Institutional Shares	$(6,400)	$60,715	$5,490
Class A
Proceeds from shares issued	$1,634	$836	$8,389
Distributions reinvested	124	83	79
Cost of shares redeemed	(439)	(5,453)	(7,965)
Total Class A	$1,319	$(4,534)	$503
Change in net assets resulting from capital transactions	$(124,706)	$(86,235)	$(79,868)
Share Transactions:
Fund Shares
Issued	6,561	10,107	13,640
Reinvested	4,246	4,019	4,599
Redeemed	(20,706)	(24,748)	(24,772)
Total Fund Shares	(9,899)	(10,622)	(6,533)
Institutional Shares
Issued	3,529	4,939	487	(b)
Reinvested	149	18	5	(b)
Redeemed	(4,218)	(366)	(88	)(b)
Total Institutional Shares	(540)	4,591	404
Class A
Issued	133	63	625
Reinvested	10	6	6
Redeemed	(36)	(393)	(595)
Total Class A	107	(324)	36
Change in Shares	(10,332)	(6,355)	(6,093)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.
See notes to financial statements.

31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Long-Term Fund
	Fund Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$12.92	$13.71	$13.21	$13.28	$13.21	$13.25
Investment Activities:
Net investment income (loss)	0.39 (b)	0.38 (b)	0.42 (b)	0.45 (b)	0.49	0.51
Net realized and unrealized gains (losses)	(1.14)	(0.79)	0.50	(0.07)	0.07	(0.03)
Total from Investment Activities	(0.75)	(0.41)	0.92	0.38	0.56	0.48
Distributions to Shareholders from:
Net investment income	(0.38)	(0.38)	(0.42)	(0.45)	(0.49)	(0.52)
Total Distributions	(0.38)	(0.38)	(0.42)	(0.45)	(0.49)	(0.52)
Net Asset Value, End of Period	$11.79	$12.92	$13.71	$13.21	$13.28	$13.21
Total Return (c) (d)	(5.79)%	(3.15)%	7.00%	2.74%	4.39%	3.62%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.46%	0.50%	0.47%	0.48%	0.48%	0.47%
Net Investment Income (Loss) (e)	3.49%	2.73%	3.13%	3.36%	3.73%	3.83%
Gross Expenses (e) (f)	0.47%	0.50%	0.48%	0.48%	0.48%	0.47%
Supplemental Data:
Net Assets at end of period (000's)	$1,825,576	$2,127,775	$2,404,178	$2,403,342	$2,362,819	$2,358,955
Portfolio Turnover (c) (i)	10%	10%	21%	24%	13%	14%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Long-Term Fund
	Institutional Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	June 29, 2020(b) through March 31, 2021
Net Asset Value, Beginning of Period	$12.91	$13.71	$13.40
Investment Activities:
Net investment income (loss) (c)	0.39	0.39	0.31
Net realized and unrealized gains (losses)	(1.12)	(0.81)	0.32
Total from Investment Activities	(0.73)	(0.42)	0.63
Distributions to Shareholders from:
Net investment income	(0.39)	(0.38)	(0.32)
Total Distributions	(0.39)	(0.38)	(0.32)
Net Asset Value, End of Period	$11.79	$12.91	$13.71
Total Return (d) (e)	(5.69)%	(3.16)%	4.71%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.44%	0.44%	0.44%
Net Investment Income (Loss) (f)	3.52%	2.92%	3.03%
Gross Expenses (f) (g)	0.59%	0.65%	0.98%
Supplemental Data:
Net Assets at end of period (000's)	$52,513	$64,506	$5,533
Portfolio Turnover (d) (j)	10%	10%	21%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

33

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Long-Term Fund
	Class A
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$12.90	$13.69	$13.19	$13.26	$13.19	$13.23
Investment Activities:
Net investment income (loss)	0.36 (b)	0.35 (b)	0.40 (b)	0.43 (b)	0.46	0.48
Net realized and unrealized gains (losses)	(1.13)	(0.79)	0.50	(0.08)	0.08	(0.04)
Total from Investment Activities	(0.77)	(0.44)	0.90	0.35	0.54	0.44
Distributions to Shareholders from:
Net investment income	(0.36)	(0.35)	(0.40)	(0.42)	(0.47)	(0.48)
Total Distributions	(0.36)	(0.35)	(0.40)	(0.42)	(0.47)	(0.48)
Net Asset Value, End of Period	$11.77	$12.90	$13.69	$13.19	$13.26	$13.19
Total Return (excludes sales charges) (c) (d)	(5.97)%	(3.33)%	6.80%	2.53%	4.16%	3.36%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.66%	0.69%	0.67%	0.70%	0.70%	0.74	%(j)
Net Investment Income (Loss) (e)	3.32%	2.56%	2.94%	3.15%	3.51%	3.57%
Gross Expenses (e) (f)	1.18%	1.11%	1.08%	1.01%	0.94%	0.92%
Supplemental Data:
Net Assets at end of period (000's)	$4,718	$3,789	$8,466	$7,680	$7,745	$8,577
Portfolio Turnover (c) (i)	10%	10%	21%	24%	13%	14%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Prior to August 1, 2017, USAA Asset Management Company (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A average daily net assets.

See notes to financial statements.

34

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Long-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$—	$1,706	$1,706
Municipal Bonds	—	1,860,165	—	1,860,165
Total	$—	$1,860,165	$1,706	$1,861,871

As of February 28, 2023, there were no transfers into/out of Level 3.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

of coupon interest accrued and recorded daily using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily on the accrual basis. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the 11 months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$52,800	$31,000	$—

For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$89,900	$103,725	$—

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$190,576	$285,512

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper General & Insured Municipal Debt Funds Index. The Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper General & Insured Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2022, to February 28, 2023, performance adjustments were $(319), $(2), and $(2) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

adjustments were (0.02)%, less than (0.01)%, and (0.04)% for Fund Shares, Institutional Shares, and Class A, respectively. For the period April 1, 2021, to March 31, 2022, performance adjustments were $484, less than $1, and less than $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.02%, less than 0.01%, and (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the 11 months ended February 28, 2023, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, and 0.70% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023*	Expires 2024	Expires 2025	Expires 2026	Total
$1	$56	$35	$201	$293

*  Amount expired on March 31, 2023.

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$14	$62	$35	$111

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31, 2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the 11 months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Maximum Average Interest Rate*	Borrowing During the Period
Borrower	$—	$3,998	1	0.57%	$3,998

*  Based on the number of days borrowings were outstanding for the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Tax-Exempt Income	Total Distributions Paid
$62,644	$62,644

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$65,623	$65,623	$75,132	$75,132

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$10,280	$10,280	$(5,359)	$(115,496)	$(142,960)	$(253,535)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to defaulted bond adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$18,488	$97,008	$115,496

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,004,831	$27,418	$(170,378)	$(142,960)

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Tax Exempt Long-Term Fund	Victory Tax Exempt Long-Term Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Long-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Long-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

45

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

46

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

47

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

48

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

49

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

50

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

51

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$991.50	$1,022.61	$2.17	$2.21	0.44%
Institutional Shares	1,000.00	992.30	1,022.66	2.12	2.16	0.43%
Class A	1,000.00	990.50	1,021.62	3.16	3.21	0.64%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

52

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Tax Exempt Distributions
$62,644

53

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Long-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

54

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one-year period ended June 30, 2022, and was above the average of its performance universe for the three-, five- and ten-year periods ended June 30, 2022, and was below its Lipper index for the one-, three- and five-year periods ended June 30, 2022, and was above its Lipper index for the ten-year period ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's recent underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

55

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

56

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

57

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40858-0423

February 28, 2023

Annual Report

USAA Tax Exempt Short-Term Fund

(Also Known as Victory Tax Exempt Short-Term Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Tax Exempt Short-Term Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	39
Supplemental Information (Unaudited)	40
Trustee and Officer Information	40
Proxy Voting and Portfolio Holdings Information	46
Expense Examples	46
Additional Federal Income Tax Information	47
Advisory Contract Renewal	48
Liquidity Risk Management Program	51
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

2

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Tax Exempt Short-Term Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns overall during the 11-month reporting period ended February 28, 2023. [The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023.] Negative returns for the reporting period were attributable to a combination of factors, including the U.S. Federal Reserve's (the "Fed") prolonged fight to reduce inflation through interest rate increases and significant investor outflows from municipal bond funds. The reporting period was also highlighted by material volatility in the municipal market, as market participants often strongly reacted to Fed actions and comments, as well as economic data release, in an attempt to determine the future path of interest rates. The overall returns on the Bloomberg Municipal Bond Index for the reporting period was -1.92%, with significant ups and downs throughout the period.

While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term. We believe municipal bonds continue to represent an attractive investment opportunity on a relative basis. At the end of February 2023, the yield on the Bloomberg Municipal Bond Index was 3.62%, which is a taxable-equivalent yield of 6.12% (in the highest tax bracket). After factoring in the benefit of the tax exemption, municipal bonds look attractive vs. the (taxable) Bloomberg U.S. Aggregate Bond Index, which yielded 4.81% at the end of February 2023.

•  How did the USAA Tax Exempt Short-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the 11-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -0.51%, -0.49%, and -0.76%, respectively, versus an average return of 0.22% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 0.33% for the Lipper Short Municipal Debt Funds Index, and 0.05% for the Bloomberg Municipal Bond Short (1-5 Years) Index.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

During the reporting period, we continued to invest a portion of the portfolio in variable rate demand notes ("VRDNs"). The VRDNs owned by the Fund have interest rates that adjust daily/weekly to the market. VRDNs also possess a "demand" feature that allows us to sell the bond at par value with notice of seven days or less, which helps us reduce share price volatility and gives us the flexibility to act when attractive opportunities arise.

4

USAA Tax Exempt Short-Term Fund

Manager's Commentary (continued)

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of shorter-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography.

Thank you for allowing us to assist you with your investment needs.

5

USAA Tax Exempt Short-Term Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	3/19/82	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Short (1-5 Years) Index[1]	Lipper Short Municipal Debt Funds Index[2]
One Year	–2.11%	–2.08%	–2.28%	–4.48%	–1.51%	–0.57%
Five Year	0.81%	NA	0.58%	0.13%	1.00%	0.80%
Ten Year	0.80%	NA	0.56%	0.33%	1.00%	0.71%
Since Inception	NA	–0.22%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Short-Term Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal Bond Short (1-5 Years) Index is a market value-weighted index which covers the short components of the Bloomberg Barclays Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Short Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide interest income that is exempt from federal income tax.

Top 10 Industries:

February 28, 2023

(% of Net Assets)

Medical	20.5%
General	20.4%
General Obligation	13.0%
Development	8.9%
Nursing Homes	5.5%
Power	5.2%
Education	4.7%
Transportation	4.5%
Higher Education	4.2%
Water	3.9%

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.4%)
Alabama (4.3%):
Birmingham Airport Authority Revenue, 5.00%, 7/1/30	$1,200	$1,345
Black Belt Energy Gas District Revenue 4.45% (SOFR+140bps), 7/1/52, (Put Date 6/1/27) (a) (b)	3,300	3,190
4.00%, 10/1/52, (Put Date 12/1/26) (b)	3,000	2,944
Series B-1, 4.02% (LIBOR01M+90bps), 12/1/48, (Put Date 12/1/23) (a) (b)	10,000	10,039
Series C-1, 5.25%, 6/1/25	600	609
Chatom Industrial Development Board Revenue, 5.00%, 8/1/30	1,275	1,415
Columbia Industrial Development Board Revenue (NBGA — Southern Co.), Series A, 2.25%, 12/1/37, Continuously Callable @100 (c)	3,900	3,900
Prattville Industrial Development Board Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b)	450	433
2.00%, 11/1/33, (Put Date 10/1/24) (b)	425	409
Selma Industrial Development Board Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b)	3,650	3,510
1.37%, 5/1/34, (Put Date 6/16/25) (b)	5,875	5,496
		33,290
Arizona (2.8%):
Arizona IDA Revenue Series A-3, 3.00%, 12/15/31, Continuously Callable @100 (d)	525	457
Series B, 4.00%, 7/1/31	315	319
Maricopa County IDA Revenue 4.00%, 7/1/29 (d)	750	721
3.00%, 7/1/31 (d)	500	443
Series C, 3.37% (MUNIPSA+57bps), 1/1/35, (Put Date 10/18/24) (a) (b)	2,205	2,198
Series C, 3.60% (MUNIPSA+80bps), 9/1/48, (Put Date 9/1/24) (a) (b)	7,735	7,741
Tempe IDA Revenue Series A, 4.00%, 12/1/26	240	229
Series A, 4.00%, 12/1/27	355	335
Series A, 4.00%, 12/1/28	365	339
Series A, 4.00%, 12/1/29	380	347
Series A, 4.00%, 12/1/30, Continuously Callable @102	495	440
Series A, 4.00%, 12/1/31, Continuously Callable @102	465	414
Series C-1, 1.50%, 12/1/27, Continuously Callable @100	1,965	1,648
The County of Pima IDA Revenue Series A, 5.75%, 11/15/23 (d)	180	180
Series A, 5.75%, 11/15/24 (d)	420	420
Series A, 5.75%, 11/15/25 (d)	660	659
The Yavapai County IDA Revenue, 3.65%, 4/1/29, (Put Date 6/1/23) (b)	5,000	5,000
		21,890
Arkansas (0.9%):
Arkansas Development Finance Authority Revenue 5.00%, 9/1/30	1,180	1,270
5.00%, 9/1/31, Continuously Callable @100	1,200	1,290
5.00%, 9/1/44, (Put Date 9/1/27) (b)	4,000	4,190
		6,750

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California (1.4%):
Anaheim Public Financing Authority Revenue, Series A, 5.00%, 5/1/24	$250	$255
California County Tobacco Securitization Agency Revenue, Series A, 5.00%, 6/1/30	200	219
California Infrastructure & Economic Development Bank Revenue, 3.15% (MUNIPSA+35bps), 8/1/47, (Put Date 8/1/24) (a) (b)	2,000	1,983
California Municipal Finance Authority Revenue 2.75%, 11/15/27, Continuously Callable @100	785	703
Series B-2, 2.13%, 11/15/26, Continuously Callable @100	820	749
Newman Crows Landing Unified School District, GO, 8/1/25 (e)	1,000	930
Sierra View Local Health Care District Revenue 5.00%, 7/1/27	315	335
5.00%, 7/1/28	330	357
5.00%, 7/1/29	315	345
5.00%, 7/1/30	310	343
Western Placer Unified School District Special Tax, 2.00%, 6/1/25, Continuously Callable @100	4,750	4,614
		10,833
Colorado (1.0%):
Colorado Health Facilities Authority Revenue
5.00%, 11/1/25	350	364
5.00%, 11/1/32, Continuously Callable @100	1,950	2,158
Series A, 5.00%, 8/1/29	500	543
E-470 Public Highway Authority Revenue, Series B, 3.40% (SOFR+35bps), 9/1/39, (Put Date 9/1/24) (a) (b)	4,000	3,970
Southlands Metropolitan District No. 1, GO, Series A-1, 3.50%, 12/1/27	1,000	959
		7,994
Connecticut (1.8%):
City of Bridgeport, GO, Series B, 5.00%, 8/15/26	3,450	3,659
City of New Haven, GO Series A, 5.00%, 8/1/24	1,000	1,016
Series A, 5.00%, 8/1/25	580	598
Series A, 5.00%, 8/1/26	580	607
Series A, 5.00%, 8/1/27	1,000	1,061
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 2/1/27	600	633
Series B, 5.00%, 2/1/28	525	561
Series B, 5.00%, 2/1/29	550	595
City of West Haven, GO Series A, 5.00%, 11/1/23	800	803
Series A, 5.00%, 11/1/24	815	826
Series A, 5.00%, 11/1/27	650	681
Connecticut State Health & Educational Facilities Authority Revenue, Series B-2, 5.00%, 7/1/53, (Put Date 1/1/27) (b)	3,000	3,177
		14,217
Florida (1.6%):
Alachua County Health Facilities Authority Revenue 4.00%, 12/1/23	1,100	1,102
5.00%, 12/1/37, (Put Date 12/1/26) (b)	3,000	3,153

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Capital Trust Agency, Inc. Revenue, 4.00%, 8/1/30	$200	$199
City of Pompano Beach Revenue 3.50%, 9/1/30, Continuously Callable @103	3,590	3,197
Series B-1, 2.00%, 1/1/29	1,000	829
County of Escambia Revenue, 2.00%, 11/1/33, (Put Date 10/1/24) (b)	775	745
Florida Development Finance Corp. Revenue Series A, 5.00%, 6/15/27	390	397
Series A, 5.00%, 6/15/28, Continuously Callable @100	410	418
Series A, 5.00%, 6/15/29, Continuously Callable @100	360	367
Series A, 5.00%, 6/15/30, Continuously Callable @100	475	485
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/24	500	501
5.00%, 10/1/25	445	449
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/23 (d)	1,000	1,000
		12,842
Georgia (7.9%):
Appling County Development Authority Revenue, Series A, 1.50%, 1/1/38, (Put Date 2/3/25) (b)	2,000	1,906
Burke County Development Authority Revenue, 1.70%, 12/1/49, (Put Date 8/22/24) (b)	7,500	7,218
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put Date 10/1/29) (b)	5,000	4,459
Development Authority of Appling County Revenue, 2.26%, 9/1/29, Continuously Callable @100 (c)	2,000	2,000
Development Authority of Floyd County Revenue, 2.26%, 9/1/26, Continuously Callable @100 (c)	6,380	6,380
Development Authority of Heard County Revenue, 2.35%, 9/1/29, Continuously Callable @100 (c)	2,900	2,900
George L Smith II Congress Center Authority Revenue, 2.38%, 1/1/31	1,000	878
Main Street Natural Gas, Inc. Revenue 5.00%, 6/1/24	500	502
Series A, 5.00%, 5/15/28	1,000	1,030
Series A, 5.00%, 5/15/29	1,775	1,836
Series B, 5.00%, 3/1/24	250	252
Series B, 5.00%, 9/1/24	285	288
Series B, 5.00%, 12/1/52, (Put Date 6/1/29) (b)	6,000	6,206
Series C, 4.00%, 8/1/48, (Put Date 12/1/23) (b)	5,000	4,998
Series C, 4.00%, 5/1/52, (Put Date 12/1/28) (b)	10,000	9,814
Savannah Economic Development Authority Revenue, 2.00%, 11/1/33, (Put Date 10/1/24) (b)	815	783
The Development Authority of Burke County Revenue
2.26%, 11/1/48, Continuously Callable @100 (c)	4,400	4,400
2.87%, 12/1/49, (Put Date 8/19/25) (b)	1,775	1,721
Series 1, 2.25%, 7/1/49, Continuously Callable @100 (c)	1,100	1,100
The Monroe County Development Authority Revenue, Series A, 1.50%, 1/1/39, (Put Date 2/3/25) (b)	3,500	3,336
		62,007

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Guam (0.5%):
Territory of Guam Revenue Series A, 5.00%, 12/1/23	$1,500	$1,515
Series A, 5.00%, 12/1/24	2,000	2,044
		3,559
Idaho (0.6%):
County of Nez Perce Revenue, 2.75%, 10/1/24	5,000	4,884
Illinois (9.2%):
Chicago Board of Education, GO Series A, 4.00%, 12/1/27	1,400	1,384
Series B, 5.00%, 12/1/31, Continuously Callable @100	1,000	1,031
Chicago Park District, GO Series A, 4.00%, 1/1/31, Continuously Callable @100	750	768
Series F-2, 5.00%, 1/1/27	600	630
Series F-2, 5.00%, 1/1/28	1,000	1,061
Series F-2, 5.00%, 1/1/29	1,000	1,072
Series F-2, 5.00%, 1/1/30	1,305	1,412
Series F-2, 5.00%, 1/1/31, Continuously Callable @100	2,115	2,291
Series F-2, 5.00%, 1/1/32, Continuously Callable @100	1,750	1,893
Chicago Transit Authority Revenue 5.00%, 6/1/25	1,720	1,771
5.00%, 6/1/26	1,000	1,044
City of Chicago Special Assessment Revenue 1.99%, 12/1/23 (d)	274	268
2.27%, 12/1/24 (d)	315	302
2.53%, 12/1/25 (d)	335	318
2.69%, 12/1/26 (d)	305	287
2.87%, 12/1/27 (d)	255	239
City of Chicago Waterworks Revenue 5.00%, 11/1/25	4,000	4,097
5.00%, 11/1/26	1,000	1,036
Series A-1, 5.00%, 11/1/25	2,000	2,049
Series A-1, 4.00%, 11/1/26	2,500	2,507
Illinois Finance Authority Revenue 5.00%, 10/1/29	500	528
5.00%, 10/1/30	250	265
Series B, 3.50% (MUNIPSA+70bps), 5/1/42, (Put Date 5/1/26) (a) (b)	2,250	2,212
Series C, 4.00%, 2/15/25	10,000	10,124
Northern Illinois University Revenue 5.00%, 10/1/30	325	347
5.00%, 10/1/31, Continuously Callable @100	450	481
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 4/1/30	250	266
Sales Tax Securitization Corp. Revenue Series A, 5.00%, 1/1/28	1,000	1,078
Series A, 5.00%, 1/1/29	2,500	2,731
Series A, 5.00%, 1/1/30	2,000	2,211
State of Illinois, GO Series A, 5.00%, 10/1/23	3,000	3,007

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 11/1/25	$5,000	$5,087
Series C, 5.00%, 11/1/29, Continuously Callable @100	8,985	9,382
The Illinois Sports Facilities Authority Revenue 5.00%, 6/15/28	1,000	1,020
5.00%, 6/15/30	1,500	1,538
5.00%, 6/15/31	575	590
5.00%, 6/15/32, Continuously Callable @100	480	492
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/23	1,825	1,846
Series A, 5.00%, 12/1/24	1,915	1,970
Western Illinois University Revenue (INS — Build America Mutual Assurance Co.) 4.00%, 4/1/29	750	769
4.00%, 4/1/30	750	768
		72,172
Indiana (1.4%):
City of Rockport Revenue, 3.13%, 7/1/25	1,500	1,465
Indiana Bond Bank Revenue 1/15/27 (e)	1,280	1,135
1/15/28 (e)	1,100	945
1/15/29 (e)	565	470
7/15/29, Continuously Callable @99 (e)	730	575
Indiana Finance Authority Revenue 5.00%, 4/1/23	650	650
5.00%, 4/1/24	715	719
5.00%, 4/1/25	750	761
5.00%, 4/1/26	790	811
5.00%, 4/1/27	830	861
5.00%, 4/1/28	870	908
5.00%, 4/1/29	1,180	1,239
		10,539
Kansas (0.1%):
City of Manhattan Revenue Series B-1, 2.88%, 6/1/28, Continuously Callable @100	375	331
Series B2, 2.38%, 6/1/27, Continuously Callable @100	430	381
		712
Kentucky (8.8%):
City of Ashland Revenue 5.00%, 2/1/28	1,775	1,874
5.00%, 2/1/30	740	794
County of Carroll Revenue, 1.55%, 9/1/42, (Put Date 9/1/26) (b)	5,000	4,536
County of Owen Revenue Series A, 2.45%, 6/1/39, (Put Date 10/1/29) (b)	10,000	8,813
Series B, 2.45%, 9/1/39, (Put Date 10/1/29) (b)	5,000	4,455
Kentucky Economic Development Finance Authority Revenue 4.50%, 10/1/27, Continuously Callable @100	5,000	4,994
Series B-3, 4.20% (MUNIPSA+140bps), 2/1/46, (Put Date 2/1/25) (a) (b)	10,000	10,156

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky Public Energy Authority Revenue 4.00%, 2/1/50, (Put Date 2/1/28) (b)	$3,370	$3,331
Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (b)	5,715	5,677
Series C-1, 4.00%, 12/1/49, (Put Date 6/1/25) (b)	10,000	9,925
Series C-3, 3.85% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (a) (b)	10,000	9,949
Louisville/Jefferson County Metropolitan Government Revenue, 5.00%, 10/1/47, (Put Date 10/1/29) (b)	4,000	4,289
		68,793
Louisiana (2.8%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 2.00%, 6/1/30, Continuously Callable @100	1,000	881
Louisiana Public Facilities Authority Revenue, 3.45% (MUNIPSA+65bps), 9/1/57, (Put Date 9/1/23) (a) (b)	10,000	10,013
Louisiana Stadium & Exposition District Revenue, 4.00%, 7/3/23, Continuously Callable @100	3,325	3,325
Parish of St. John the Baptist Revenue 2.20%, 6/1/37, (Put Date 7/1/26) (b)	1,750	1,622
Series B1, 2.13%, 6/1/37, (Put Date 7/1/24) (b)	2,000	1,944
Tangipahoa Parish Hospital Service District No. 1 Revenue, 5.00%, 2/1/32, Continuously Callable @100	3,470	3,743
		21,528
Maryland (1.6%):
Maryland Economic Development Corp. Revenue Series A, 5.00%, 6/1/25	1,500	1,541
Series A, 5.00%, 6/1/26	2,000	2,088
Series A, 5.00%, 6/1/27	1,340	1,421
Maryland Health & Higher Educational Facilities Authority Revenue 5.00%, 7/1/28	1,910	2,041
5.00%, 7/1/29	1,130	1,219
5.00%, 7/1/30	1,000	1,087
Town of Chestertown Revenue Series A, 5.00%, 3/1/31	1,475	1,593
Series A, 5.00%, 3/1/32, Continuously Callable @100	1,550	1,680
		12,670
Massachusetts (1.2%):
Massachusetts Development Finance Agency Revenue 5.00%, 7/1/25	1,250	1,271
5.00%, 7/1/26	1,500	1,547
5.00%, 7/15/26 (d)	310	309
5.00%, 7/15/28 (d)	340	336
5.00%, 7/15/30 (d)	640	624
3.40% (MUNIPSA+60bps), 7/1/49, (Put Date 1/29/26) (a) (b) (d)	2,500	2,492
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,425	1,475
Series C, 5.00%, 10/1/30	975	1,077
		9,131

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Michigan (0.9%):
Flint Hospital Building Authority Revenue 5.00%, 7/1/29	$1,995	$2,065
5.00%, 7/1/30	2,290	2,372
Michigan Finance Authority Revenue 4.00%, 2/1/27	185	181
4.00%, 2/1/32	285	284
Summit Academy North Revenue 2.25%, 11/1/26	1,080	1,017
4.00%, 11/1/31, Continuously Callable @103	1,565	1,473
		7,392
Minnesota (0.1%):
Sanford Canby Community Hospital District No. 1 Revenue, 3.30%, 11/1/26, Continuously Callable @100 (c)	905	905
Mississippi (2.0%):
County of Warren Revenue, 2.90%, 9/1/32, (Put Date 9/1/23) (b)	2,000	1,977
Mississippi Business Finance Corp. Revenue, 3.20%, 9/1/28, Continuously Callable @100	4,000	3,810
Mississippi Hospital Equipment & Facilities Authority Revenue, 5.00%, 9/1/24	10,000	10,129
		15,916
Missouri (0.2%):
Health & Educational Facilities Authority of the State of Missouri Revenue 4.00%, 8/1/24	155	153
4.00%, 8/1/26	205	199
4.00%, 8/1/28	415	396
4.00%, 8/1/30	295	276
Missouri Development Finance Board Revenue 5.00%, 3/1/23	200	200
5.00%, 3/1/24	300	303
		1,527
Montana (1.1%):
City of Forsyth Revenue, 2.00%, 8/1/23	6,000	5,953
Montana State Board of Regents Revenue, Series F, 3.25% (MUNIPSA+45bps), 11/15/35, (Put Date 9/1/23) (a) (b)	2,785	2,779
		8,732
Nebraska (1.8%):
Central Plains Energy Project Revenue, 5.00%, 5/1/53, (Put Date 10/1/29) (b)	6,000	6,178
County of Douglas Revenue, 3.33% (MUNIPSA+53bps), 7/1/35, (Put Date 9/1/26) (a) (b)	7,925	7,808
		13,986
New Hampshire (0.1%):
New Hampshire Business Finance Authority Revenue 4.00%, 1/1/30, Continuously Callable @103	280	264
4.00%, 1/1/31, Continuously Callable @103	295	277
		541

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey (4.0%):
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 11/1/24	$1,000	$1,023
New Jersey Building Authority Revenue Series A, 3.00%, 6/15/23	400	400
Series A, 3.00%, 6/15/23	600	599
Series A, 5.00%, 6/15/24	1,595	1,628
Series A, 5.00%, 6/15/24	2,405	2,444
New Jersey Economic Development Authority Revenue, Series BBB, 5.00%, 6/15/23	7,000	7,025
New Jersey Educational Facilities Authority Revenue Series B, 5.00%, 9/1/23	4,000	4,025
Series B, 4.00%, 9/1/24	4,730	4,754
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/24	5,095	5,191
Series AA, 5.00%, 6/15/23	3,835	3,849
Tobacco Settlement Financing Corp. Revenue, Series B, 3.20%, 6/1/27	5	5
		30,943
New Mexico (1.3%):
City of Farmington Revenue, Series A, 2.15%, 4/1/33, Continuously Callable @101	5,000	4,043
New Mexico Hospital Equipment Loan Council Revenue 5.00%, 6/1/27	770	808
5.00%, 6/1/28	780	826
5.00%, 6/1/29	835	892
5.00%, 6/1/30	525	564
5.00%, 6/1/31, Continuously Callable @100	690	741
Village of Los Ranchos de Albuquerque Revenue 5.00%, 9/1/28	840	905
5.00%, 9/1/31, Continuously Callable @100	300	331
Winrock Town Center Tax Increment Development District Tax Allocation, 3.75%, 5/1/28 (d)	750	716
		9,826
New York (14.7%):
Build NYC Resource Corp. Revenue, Series A, 3.40%, 7/1/27	300	292
City of Amsterdam, GO, 5.00%, 3/6/24, Continuously Callable @100	5,000	5,011
City of Long Beach, GO, 4.00%, 2/16/24	10,000	9,972
City of New York, GO, Series B-3, 3.08%, 10/1/46, Continuously Callable @100 (c)	6,725	6,725
City of Poughkeepsie, GO 4.00%, 4/15/23	135	135
4.00%, 4/15/24	140	140
4.00%, 4/15/25	215	217
4.00%, 4/15/26	230	232
County of Rockland, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 3/1/23	2,500	2,500
Series A, 5.00%, 3/1/24	1,600	1,625
Long Island Power Authority Revenue 4.01% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (a) (b)	1,100	1,107
3.25% (MUNIPSA+45bps), 9/1/38, (Put Date 9/1/25) (a) (b)	10,500	10,591
Series B, 1.65%, 9/1/49, (Put Date 9/1/24) (b)	4,500	4,383
Series C, 4.01% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (a) (b)	5,000	4,997

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Metropolitan Transportation Authority Revenue Series 2, 3.85% (SOFR+80bps), 11/1/32, (Put Date 4/1/26) (a) (b)	$2,000	$1,928
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (b)	1,830	1,953
Series A3, 3.70% (SOFR+65bps), 11/15/42, (Put Date 4/1/26) (a) (b)	10,000	9,475
New York Liberty Development Corp. Revenue 2.80%, 9/15/69, Continuously Callable @100	14,950	13,418
2.63%, 9/15/69, Continuously Callable @100	1,650	1,438
Series A, 1.90%, 11/15/31, Continuously Callable @100	2,000	1,615
New York State Dormitory Authority Revenue 5.00%, 12/1/24 (d)	1,200	1,199
5.00%, 12/1/25 (d)	1,200	1,204
Niagara Area Development Corp. Revenue, Series B, 3.50%, 11/1/24, Continuously Callable @100 (d)	500	488
Troy Capital Resource Corp. Revenue 5.00%, 8/1/26, Continuously Callable @100	1,050	1,093
5.00%, 9/1/27	1,250	1,332
Village of Clayton, GO, 5.00%, 10/19/23, Continuously Callable @100	4,539	4,543
Village of Johnson City, GO Series BA, 4.00%, 9/29/23	12,559	12,541
Series C, 5.25%, 9/29/23	3,000	3,007
Village of Malone, GO, 1.75%, 3/10/23, Continuously Callable @100	4,210	4,208
Village of Valley Stream NY, GO, Series A, 3.50%, 5/11/23	7,295	7,285
		114,654
North Carolina (0.9%):
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b)	825	797
2.00%, 11/1/33, (Put Date 10/1/24) (b)	825	797
Series A, 1.37%, 5/1/34, (Put Date 6/16/25) (b)	2,000	1,883
North Carolina Medical Care Commission Revenue 2.30%, 9/1/25, Continuously Callable @100	1,250	1,151
2.88%, 10/1/26, Continuously Callable @100	615	568
Series A, 4.00%, 10/1/27	600	588
Series B-1, 2.55%, 9/1/26, Continuously Callable @100	1,575	1,497
		7,281
North Dakota (0.3%):
City of Grand Forks Revenue 5.00%, 12/1/31	1,200	1,276
5.00%, 12/1/32, Continuously Callable @100	1,300	1,378
		2,654
Ohio (2.7%):
Akron Bath Copley Joint Township Hospital District Revenue 5.00%, 11/15/29	275	292
5.00%, 11/15/30	350	373
5.00%, 11/15/31, Continuously Callable @100	300	320
County of Allen Hospital Facilities Revenue, 5.00%, 12/1/30, Continuously Callable @100	2,000	2,245
County of Hamilton Revenue, 5.00%, 9/15/29	1,345	1,447

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio Air Quality Development Authority Revenue 2.40%, 12/1/38, (Put Date 10/1/29) (b)	$3,250	$2,833
Series D, 1.90%, 5/1/26, (Put Date 10/1/24) (b)	3,500	3,368
Ohio Higher Educational Facility Commission Revenue Series C, 5.00%, 5/1/23	550	551
Series C, 5.00%, 5/1/24	1,000	1,011
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	4,765	4,752
Southeastern Ohio Port Authority Revenue, 5.00%, 12/1/25, Continuously Callable @100	1,000	995
State of Ohio Revenue 5.00%, 11/15/27	425	448
5.00%, 11/15/30	710	765
5.00%, 11/15/31, Continuously Callable @100	465	500
Series A, 5.00%, 1/15/30	1,000	1,082
		20,982
Oklahoma (0.9%):
Muskogee Industrial Trust Revenue 4.00%, 9/1/28	2,500	2,529
4.00%, 9/1/29	3,010	3,051
Oklahoma Development Finance Authority Revenue Series B, 5.00%, 8/15/23	500	500
Series B, 5.00%, 8/15/24	600	599
Series B, 5.00%, 8/15/25	550	547
		7,226
Oregon (0.2%):
County of Yamhill Revenue Series A, 4.00%, 10/1/23	425	423
Series A, 4.00%, 10/1/24	425	422
Oregon State Facilities Authority Revenue Series A, 5.00%, 10/1/28	150	159
Series A, 5.00%, 10/1/29	300	321
Series A, 5.00%, 10/1/30	300	323
		1,648
Pennsylvania (5.8%):
Bethlehem Area School District Authority Revenue, Series A, 3.40% (SOFR+35bps), 1/1/30, (Put Date 11/1/25) (a) (b)	995	966
Chester County IDA Revenue, 3.75%, 10/1/24	255	252
Coatesville School District, GO, 5.00%, 6/30/23	4,250	4,244
Coatesville School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 8/1/24	1,000	1,024
5.00%, 8/1/25	800	836
Commonwealth Financing Authority Revenue, 5.00%, 6/1/26	2,000	2,103
County of Lehigh Revenue 5.00%, 7/1/28	1,750	1,891
5.00%, 7/1/29	2,000	2,186

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Delaware County Authority Revenue 5.00%, 10/1/23	$235	$235
5.00%, 10/1/24	505	505
5.00%, 10/1/25	525	528
5.00%, 10/1/30	1,200	1,242
Geisinger Authority Revenue, 4.22% (LIBOR01M+107bps), 6/1/28, (Put Date 6/1/24) (a) (b)	7,000	7,011
General Authority of Southcentral Pennsylvania Revenue, Series B, 3.40% (MUNIPSA+60bps), 6/1/49, (Put Date 6/1/24) (a) (b)	6,000	6,007
Latrobe IDA Revenue 5.00%, 3/1/28	135	141
5.00%, 3/1/29	175	183
5.00%, 3/1/30	150	158
5.00%, 3/1/31	175	185
Luzerne County IDA Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/15/25	550	576
5.00%, 12/15/26, Continuously Callable @100	500	524
5.00%, 12/15/27, Continuously Callable @100	1,000	1,048
Northampton County General Purpose Authority Revenue, 4.30% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (a) (b)	1,855	1,851
Philadelphia IDA Revenue 5.00%, 6/15/28 (d)	210	212
5.00%, 6/15/29, Continuously Callable @100 (d)	220	222
5.00%, 6/15/30, Continuously Callable @100 (d)	145	146
Pittsburgh Water & Sewer Authority Revenue, Series C, 3.45% (MUNIPSA+65bps), 9/1/40, (Put Date 12/1/23) (a) (b)	7,500	7,463
Scranton School District, GO, Series A, 5.00%, 6/1/23	2,435	2,442
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (b)	1,700	1,440
		45,621
South Carolina (1.6%):
Patriots Energy Group Financing Agency Revenue, Series B, 3.98% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (a) (b)	10,000	9,969
Piedmont Municipal Power Agency Revenue, Series D, 4.00%, 1/1/32, Continuously Callable @100	2,220	2,232
		12,201
South Dakota (0.3%):
South Dakota Health & Educational Facilities Authority Revenue 3.30%, 11/1/25, Continuously Callable @100 (c)	945	945
3.30%, 11/1/27, Continuously Callable @100 (c)	1,745	1,745
		2,690
Tennessee (1.3%):
Tennergy Corp. Revenue Series A, 5.25%, 12/1/24	500	503
Series A, 5.25%, 12/1/25	550	557
Series A, 4.00%, 12/1/51, (Put Date 9/1/28) (b)	4,130	4,095
Series A, 5.50%, 10/1/53, (Put Date 12/1/30) (b)	5,000	5,294
		10,449

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas (3.4%):
City of San Antonio Electric & Gas Systems Revenue, 3.67% (MUNIPSA+87bps), 2/1/48, (Put Date 12/1/25) (a) (b)	$5,000	$4,972
County of Wise Revenue 5.00%, 8/15/23	500	502
5.00%, 8/15/29	880	947
5.00%, 8/15/31	680	743
5.00%, 8/15/32, Continuously Callable @100	450	491
5.00%, 8/15/33, Continuously Callable @100	930	1,006
Decatur Hospital Authority Revenue, Series A, 5.00%, 9/1/24	780	785
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 7/1/49, (Put Date 12/1/26) (b)	1,400	1,488
Series C-2, 3.37% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (a) (b)	1,670	1,687
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.), 3.00%, 3/1/23	520	520
Irving Hospital Authority Revenue, 3.90% (MUNIPSA+110bps), 10/15/44, (Put Date 10/15/23) (a) (b)	1,485	1,485
Karnes County Hospital District Revenue, 5.00%, 2/1/24	660	668
Martin County Hospital District, GO 4.00%, 4/1/23	250	250
4.00%, 4/1/27	300	303
4.00%, 4/1/29	405	410
4.00%, 4/1/32, Continuously Callable @100	350	355
New Hope Cultural Education Facilities Finance Corp. Revenue Series A, 5.00%, 7/1/23 (f)	1,250	1,000
Series A, 5.00%, 7/1/24 (f)	2,300	1,840
Series A, 5.00%, 7/1/25 (f)	2,135	1,708
Port of Port Arthur Navigation District Revenue Series A, 2.90%, 4/1/40, Continuously Callable @100 (c)	215	215
Series B, 2.90%, 4/1/40, Continuously Callable @100 (c)	700	700
Series C, 2.90%, 4/1/40, Continuously Callable @100 (c)	155	155
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/27	2,000	2,062
Texas Private Activity Bond Surface Transportation Corp. Revenue, 4.00%, 6/30/31, Continuously Callable @100	2,355	2,361
		26,653
Vermont (0.1%):
Vermont Economic Development Authority Revenue 4.00%, 5/1/29, Continuously Callable @103	445	405
4.00%, 5/1/30, Continuously Callable @103	230	206
		611
Virginia (2.4%):
Chesapeake Bay Bridge & Tunnel District Revenue, 5.00%, 11/1/23	10,140	10,197
Halifax County IDA Revenue, 1.65%, 12/1/41, (Put Date 5/31/24) (b)	1,500	1,462
James City County Economic Development Authority Revenue, 4.00%, 12/1/30, Continuously Callable @103	220	200
Marquis Community Development Authority Revenue, 3.00%, 9/1/45 (d) (f) (g)	1,074	517
Marquis Community Development Authority Tax Allocation Series A, 2.04%, 9/1/36 (f) (g)	3,506	1,686
Series C, 9/1/41 (e) (g)	5,111	236
See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Peninsula Ports Authority Revenue, 3.80%, 10/1/33, (Put Date 10/1/24) (b)	$1,810	$1,789
Prince William County IDA Revenue, 5.00%, 1/1/31, Continuously Callable @102	1,700	1,599
Virginia Small Business Financing Authority Revenue, Series A, 5.00%, 1/1/31, Continuously Callable @103	1,250	1,337
		19,023
Washington (2.0%):
Washington Health Care Facilities Authority Revenue 5.00%, 8/15/26	2,000	2,079
5.00%, 8/15/27	2,175	2,287
Series B-2, 4.20% (MUNIPSA+140bps), 1/1/35, (Put Date 1/1/25) (a) (b)	10,000	9,927
Series B-3, 5.00%, 8/1/49, Callable 2/1/26 @ 100	1,000	1,043
		15,336
Wisconsin (3.4%):
Fort Atkinson School District Revenue, 4.00%, 6/22/23, Continuously Callable @100	2,500	2,501
Monroe School District Revenue, 4.00%, 6/14/23, Continuously Callable @100	5,000	5,000
Oconto Falls Public School District Revenue, 4.00%, 6/21/23, Continuously Callable @100	3,000	2,999
Public Finance Authority Revenue 4.00%, 3/1/23 (d)	955	955
4.00%, 3/1/24 (d)	1,010	996
4.00%, 9/1/24 (d)	635	628
4.00%, 3/1/25 (d)	1,075	1,046
4.00%, 3/1/26 (d)	1,510	1,448
4.00%, 3/1/27 (d)	795	750
4.00%, 3/1/28 (d)	840	779
3.25%, 1/1/30	1,795	1,657
5.00%, 4/1/30 (d)	500	504
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/24	160	159
4.00%, 1/1/25	205	203
4.00%, 1/1/26	345	337
4.00%, 3/15/30	400	397
3.45% (MUNIPSA+65bps), 8/15/54, (Put Date 7/31/24) (a) (b)	1,700	1,709
Series B, 3.00%, 9/15/23	160	158
Series B, 4.00%, 9/15/24	100	98
Series B, 4.00%, 9/15/26	110	107
Series B, 4.00%, 9/15/27	140	135
Series B, 4.00%, 9/15/28, Continuously Callable @103	200	191
Series B, 4.00%, 9/15/29, Continuously Callable @103	305	289
Series B, 4.00%, 9/15/30, Continuously Callable @103	320	299
Series B, 4.00%, 9/15/31, Continuously Callable @103	315	292
Series B-2, 2.55%, 11/1/27, Continuously Callable @100	1,130	1,023
Series B-2, 5.00%, 2/15/51, (Put Date 2/15/27) (b)	2,000	2,072
		26,732
Total Municipal Bonds (Cost $810,542)		777,340
Total Investments (Cost $810,542) — 99.4%		777,340
Other assets in excess of liabilities — 0.6%		4,366
NET ASSETS — 100.00%		$781,706

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued February 28, 2023

(a)  Variable or Floating-Rate Security. Rate disclosed is as of February 28, 2023.

(b)  Put Bond.

(c)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $20,865 thousands and amounted to 2.7% of net assets.

(e)  Zero-coupon bond.

(f)  Currently the issuer is in default with respect to interest and/or principal payments.

(g)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements).

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of February 28, 2023, based on the last reset date of the security

MUNIPSA — Municipal Swap Index

SOFR — Secured Overnight Financing Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Tax Exempt Short-Term Fund
Assets:
Investments, at value (Cost $810,542)	$777,340
Cash	3,470
Receivables:
Interest	7,351
Capital shares issued	104
From Adviser	26
Prepaid expenses	11
Total Assets	788,302
Liabilities:
Payables:
Distributions	190
Investments purchased	5,011
Capital shares redeemed	1,058
Accrued expenses and other payables:
Investment advisory fees	137
Administration fees	90
Custodian fees	1
Transfer agent fees	36
Compliance fees	1
Trustees' fees	—	(a)
12b-1 fees	—	(a)
Other accrued expenses	72
Total Liabilities	6,596
Net Assets:
Capital	844,977
Total accumulated earnings/(loss)	(63,271)
Net Assets	$781,706
Net Assets
Fund Shares	$750,619
Institutional Shares	26,983
Class A	4,104
Total	$781,706
Shares (unlimited number of shares authorized with no par value):
Fund Shares	75,126
Institutional Shares	2,699
Class A	410
Total	78,235
Net asset value, offering and redemption price per share: (b)
Fund Shares	$9.99
Institutional Shares	10.00
Class A	10.00
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.23

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Tax Exempt Short-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Interest	$21,212	$19,989
Total Income	21,212	19,989
Expenses:
Investment advisory fees	2,081	3,773
Administration fees — Fund Shares	1,165	1,637
Administration fees — Institutional Shares	28	41
Administration fees — Class A	9	21
Sub-Administration fees	22	23
12b-1 fees — Class A	16	34
Custodian fees	13	48
Transfer agent fees — Fund Shares	386	444
Transfer agent fees — Institutional Shares	28	41
Transfer agent fees — Class A	6	14
Trustees' fees	46	49
Compliance fees	8	8
Legal and audit fees	66	50
State registration and filing fees	114	100
Interfund lending fees	— (b)	—
Other expenses	117	151
Recoupment of prior expenses waived/reimbursed by Adviser	—	39
Total Expenses	4,105	6,473
Expenses waived/reimbursed by Adviser	(158)	(50)
Net Expenses	3,947	6,423
Net Investment Income (Loss)	17,265	13,566
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(3,135)	(628)
Net change in unrealized appreciation/depreciation on investment securities	(21,762)	(39,486)
Net realized/unrealized gains (losses) on investments	(24,897)	(40,114)
Change in net assets resulting from operations	$(7,632)	$(26,548)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Short-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$17,265	$13,566	$16,879
Net realized gains (losses)	(3,135)	(628)	(332)
Net change in unrealized appreciation/ depreciation	(21,762)	(39,486)	36,891
Change in net assets resulting from operations	(7,632)	(26,548)	53,438
Distributions to Shareholders:
Fund Shares	(16,458)	(12,863)	(16,599)
Institutional Shares	(592)	(529)	(106	)(b)
Class A	(116)	(132)	(181)
Change in net assets resulting from distributions to shareholders	(17,166)	(13,524)	(16,886)
Change in net assets resulting from capital transactions	(231,710)	(144,353)	(95,956)
Change in net assets	(256,508)	(184,425)	(59,404)
Net Assets:
Beginning of period	1,038,214	1,222,639	1,282,043
End of period	$781,706	$1,038,214	$1,222,639

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Short-Term Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$78,976	$139,075	$163,202
Distributions reinvested	14,583	11,199	13,673
Cost of shares redeemed	(302,777)	(310,220)	(303,776)
Total Fund Shares	$(209,218)	$(159,946)	$(126,901)
Institutional Shares
Proceeds from shares issued	$12,792	$49,482	$30,936	(b)
Distributions reinvested	407	350	52	(b)
Cost of shares redeemed	(27,299)	(30,926)	(6,031	)(b)
Total Institutional Shares	$(14,100)	$18,906	$24,957
Class A
Proceeds from shares issued	$1,836	$5,669	$31,132
Distributions reinvested	109	107	163
Cost of shares redeemed	(10,337)	(9,089)	(25,307)
Total Class A	$(8,392)	$(3,313)	$5,988
Change in net assets resulting from capital transactions	$(231,710)	$(144,353)	$(95,956)
Share Transactions:
Fund Shares
Issued	7,817	13,117	15,479
Reinvested	1,455	1,058	1,298
Redeemed	(30,149)	(29,257)	(28,894)
Total Fund Shares	(20,877)	(15,082)	(12,117)
Institutional Shares
Issued	1,273	4,646	2,918	(b)
Reinvested	41	33	5	(b)
Redeemed	(2,709)	(2,939)	(569	)(b)
Total Institutional Shares	(1,395)	1,740	2,354
Class A
Issued	182	532	2,966
Reinvested	11	10	15
Redeemed	(1,030)	(854)	(2,403)
Total Class A	(837)	(312)	578
Change in Shares	(23,109)	(13,654)	(9,185)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Short-Term Fund
	Fund Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$10.24	$10.63	$10.32		$10.48	$10.41	$10.45
Investment Activities:
Net investment income (loss)	0.20 (b)	0.13 (b)	0.14	(b)	0.19 (b)	0.19	0.16
Net realized and unrealized gains (losses)	(0.25)	(0.39)	0.31		(0.16)	(0.07)	(0.03)
Total from Investment Activities	(0.05)	(0.26)	0.45		0.03	0.26	0.13
Distributions to Shareholders from:
Net investment income	(0.20)	(0.13)	(0.14)		(0.19)	(0.19)	(0.17)
Total Distributions	(0.20)	(0.13)	(0.14)		(0.19)	(0.19)	(0.17)
Net Asset Value, End of Period	$9.99	$10.24	$10.63		$10.32	$10.48	$10.41
Total Return (c) (d)	(0.51)%	(2.52)%	4.42%		0.23%	2.52%	1.21%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.49%	0.56%	0.53%		0.51%	0.52%	0.51%
Net Investment Income (Loss) (e)	2.13%	1.18%	1.37%		1.77%	1.84%	1.57%
Gross Expenses (e) (f)	0.50%	0.56%	0.54%		0.51%	0.52%	0.51%
Supplemental Data:
Net Assets at end of period (000's)	$750,619	$983,453	$1,181,011		$1,271,899	$1,489,789	$1,550,994
Portfolio Turnover (c) (i)	17%	16%	66	%(j)	54%	31%	25%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  The portfolio turnover would be 32% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.

(continues on next page)

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Short-Term Fund
	Institutional Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	June 29, 2020(b) through March 31, 2021
Net Asset Value, Beginning of Period	$10.25	$10.64	$10.50
Investment Activities:
Net investment income (loss) (c)	0.20	0.14	0.11
Net realized and unrealized gains (losses)	(0.25)	(0.40)	0.14
Total from Investment Activities	(0.05)	(0.26)	0.25
Distributions to Shareholders from:
Net investment income	(0.20)	(0.13)	(0.11)
Total Distributions	(0.20)	(0.13)	(0.11)
Net Asset Value, End of Period	$10.00	$10.25	$10.64
Total Return (d) (e)	(0.49)%	(2.43)%	2.39%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.46%	0.48%	0.47%
Net Investment Income (Loss) (f)	2.15%	1.28%	1.33%
Gross Expenses (f) (g)	0.59%	0.55%	0.69%
Supplemental Data:
Net Assets at end of period (000's)	$26,983	$41,969	$25,038
Portfolio Turnover (d) (j)	17%	16%	66	%(k)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020 and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  The portfolio turnover would be 32% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.

(continues on next page)

See notes to financial statements.

27

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Short-Term Fund
	Class A
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$10.26	$10.64	$10.34		$10.49	$10.42		$10.46
Investment Activities:
Net investment income (loss)	0.17 (b)	0.10 (b)	0.12	(b)	0.16 (b)	0.17		0.13
Net realized and unrealized gains (losses)	(0.25)	(0.38)	0.30		(0.15)	0.06		(0.03)
Total from Investment Activities	(0.08)	(0.28)	0.42		0.01	0.23		0.10
Distributions to Shareholders from:
Net investment income	(0.18)	(0.10)	(0.12)		(0.16)	(0.16)		(0.14)
Total Distributions	(0.18)	(0.10)	(0.12)		(0.16)	(0.16)		(0.14)
Net Asset Value, End of Period	$10.00	$10.26	$10.64		$10.34	$10.49		$10.42
Total Return (excludes sales charges) (c) (d)	(0.76)%	(2.64)%	4.07%		0.09%	2.27%		0.91%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.67%	0.78%	0.76%		0.75%	0.77	%(i)	0.80%
Net Investment Income (Loss) (e)	1.87%	0.96%	1.12%		1.54%	1.56%		1.27%
Gross Expenses (e) (f)	0.98%	0.93%	0.88%		0.93%	0.92%		0.83%
Supplemental Data:
Net Assets at end of period (000's)	$4,104	$12,792	$16,590		$10,144	$10,707		$11,349
Portfolio Turnover (c) (j)	17%	16%	66	%(k)	54%	31%		25%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Prior to August 1, 2018, USAA Asset Management Company (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of the Class A average daily net assets.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  The portfolio turnover would be 32% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.

See notes to financial statements.

28

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Short-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$774,901	$2,439	$777,340
Total	$—	$774,901	$2,439	$777,340

As of February 28, 2023, there were no transfers into/out of Level 3.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued and recorded daily using the effective interest method which adjusts, where

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily on the accrual basis. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the 11 months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$80,724	$57,500	$—

For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$66,680	$67,770	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$130,305	$264,840

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Short Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2022, to February 28, 2023, performance adjustments were $(183), $(1), and $(5) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.02)%, less than (0.01)%, and (0.08)% for Fund Shares, Institutional Shares and Class A, respectively. For the period April 1, 2021, to March 31, 2022, performance adjustments were $555, $4, and $4 for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.05%, 0.01%, and 0.03% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the 11 months ended February 28, 2023, the Distributor did not receive any commissions. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.51%, 0.47%, and 0.75% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023*		Expires 2024	Expires 2025	Expires 2026	Total
$—	(a)	$68	$50	$158	$276

(a)  Rounds to less than $1 thousand.

*  Amount expired on March 31, 2023.

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$10	$68	$50	$128

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31,2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period,

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the 11 months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,961	1	5.09%	$1,961

*  Based on the number of days borrowings were outstanding for the 11 months ended February 28, 2023.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Tax-Exempt Income	Total Distributions Paid
$17,166	$17,166

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$13,524	$13,524	$16,886	$16,886

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,895	$1,895	$(1,574)	$(30,183)	$(33,409)	$(63,271)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable defaulted bond adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,587	$27,596	$30,183

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$810,749	$1,295	$(34,704)	$(33,409)

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Tax Exempt Short-Term Fund	Victory Tax Exempt Short-Term Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Short-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

39

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

42

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

43

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

44

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

45

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,005.10	$1,022.51	$2.29	$2.31	0.46%
Institutional Shares	1,000.00	1,006.20	1,022.51	2.29	2.31	0.46%
Class A	1,000.00	1,004.30	1,021.62	3.18	3.21	0.64%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

46

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Tax Exempt Distributions
$17,166

47

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Short-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

48

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one- and three-year periods ended June 30, 2022, and was above the average of its performance universe and its Lipper index for the five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

49

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

50

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

51

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40856-0423

February 28, 2023

Annual Report

USAA Tax Exempt Money Market Fund

(Also Known as Victory Tax Exempt Money Market Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Tax Exempt Money Market Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Trustee and Officer Information	24
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

2

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Tax Exempt Money Market Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

During the 11-month reporting period ended February 28, 2023, market conditions changed dramatically. [The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023.] Beginning in March 2022, officials at the U.S. Federal Reserve (the "Fed") began raising their target range for federal funds in an effort to cool the economy and control inflation. With inflation firmly higher than the Fed's target level, they continued to raise rates aggressively during the entire reporting period. As of April 1, 2022, the target federal funds rate was a range of between 0.25% and 0.50%. By the end of the reporting period on February 28, 2023, that range had risen to between 4.50% and 4.75%. The Fed has indicated that, depending on incoming economic data, additional future rate increases may be required.

Interest rates on tax-exempt money market securities started the reporting period at very low levels but in response to Fed officials' actions, rates began to rise. At the beginning of the reporting period, the SIFMA Municipal Swap Index, the index of seven-day variable rate demand notes ("VRDNs"), was just 0.51%. By the close of the reporting period, the index had risen to 3.42%.

•  How did the USAA Tax Exempt Money Market Fund (the "Fund") perform during the reporting period?

For the 11-month reporting period ended February 28, 2023, the Fund had a return of 1.15%, compared to an average return of 1.24% for the funds in the Lipper Tax-Exempt Money Market Funds category.

•  What strategies did you employ during the reporting period?

We continued to focus on our two primary goals: preservation of capital and liquidity. The Fund invests the majority of its assets in VRDNs, which generally have interest rates that adjust either daily or weekly to the market. The VRDNs owned by the Fund continued to provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days or less notice. They also offer the Fund a degree of safety as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest. Because of their floating rate nature, as interest rates increase, so do the rates on VRDNs.

As always, we continued to work with our in-house team of analysts to help us identify attractive opportunities for the portfolio. They also continue to analyze and monitor every holding in the Fund.

Thank you for allowing us to assist you with your investment needs.

4

USAA Tax Exempt Money Market Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

Fund Shares
INCEPTION DATE	2/6/84
Net Asset Value
One Year	1.15%
Five Year	0.68%
Ten Year	0.42%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Money Market Fund — Growth of $10,000

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides investors with interest income that is exempt from federal income tax and has a further objective of preserving capital and maintaining liquidity.

Top 10 Industries:

February 28, 2023

(% of Net Assets)

Development	30.9%
Medical	15.7%
Pollution	10.3%
Higher Education	8.2%
Multifamily Housing	6.6%
Power	6.0%
Transportation	4.4%
Nursing Homes	4.2%
Facilities	4.2%
Education	2.7%

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (95.3%)
Alabama (3.9%):
Mobile County IDA Revenue (LOC — Swedbank AB), Series B, 2.85%, 7/1/40, Continuously Callable @100 (a)	$15,000	$15,000
West Jefferson Industrial Development Board Revenue, 2.57%, 6/1/28, Continuously Callable @100 (a)	3,190	3,190
		18,190
Florida (1.7%):
County of Escambia Revenue, 2.08%, 4/1/39, Continuously Callable @100 (a)	6,500	6,500
County of St. Lucie Revenue, 2.25%, 9/1/28, Continuously Callable @100 (a)	1,400	1,400
		7,900
Georgia (3.4%):
Development Authority of Appling County Revenue, 2.55%, 9/1/29, Continuously Callable @100 (a)	10,800	10,800
The Development Authority of Burke County Revenue, Series 1, 2.40%, 7/1/49, Continuously Callable @100 (a)	5,775	5,775
		16,575
Illinois (7.3%):
Illinois Educational Facilities Authority Revenue (LOC — Huntington National Bank), Series A, 2.84%, 10/1/32, Continuously Callable @100 (a)	12,880	12,880
Illinois Finance Authority Revenue (LOC — PNC Financial Services Group), 2.80%, 4/1/37, Continuously Callable @100 (a)	13,000	13,000
Metropolitan Pier & Exposition Authority Revenue (LIQ — Barclays Bank PLC), Series 2015-XF1045, 2.49%, 6/15/53, Callable 4/13/23 @100 (a) (b)	4,355	4,355
Village of Channahon Revenue (LOC — U.S. Bancorp), 2.75%, 12/1/34, Continuously Callable @100 (a)	4,540	4,540
		34,775
Indiana (2.2%):
City of Berne Revenue (LOC — Federal Home Loan Bank of Indianapolis), 2.61%, 10/1/33, Continuously Callable @100 (a)	3,965	3,965
City of Evansville Revenue (LOC — Fifth Third Bank), 2.90%, 1/1/25, Callable 3/17/23 @100 (a)	995	995
Indiana Finance Authority Revenue (LOC — Federal Home Loan Bank of Indianapolis), 2.97%, 7/1/29, Continuously Callable @100 (a)	5,550	5,550
		10,510
Iowa (4.3%):
Iowa Finance Authority Revenue 2.51%, 6/1/39, Continuously Callable @100 (a)	13,600	13,600
Series B, 2.50%, 9/1/36, Continuously Callable @100 (a)	6,763	6,763
		20,363
Kansas (4.8%):
City of Burlington Revenue 3.06%, 9/1/35, Continuously Callable @100 (a)	8,250	8,250
Series B, 3.06%, 9/1/35, Continuously Callable @100 (a)	4,200	4,200
City of St Marys Revenue, 3.05%, 4/15/32, Continuously Callable @100 (a)	10,500	10,500
		22,950

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky (4.1%):
City of Georgetown Revenue (LOC — Fifth Third Bank), 2.90%, 11/15/29, Callable 3/15/23 @100 (a)	$9,935	$9,935
Kentucky Economic Development Finance Authority Revenue, Series C, 2.60%, 5/1/34, Continuously Callable @100 (a)	8,200	8,200
Lexington-Fayette Urban County Government Revenue (LOC — Federal Home Loan Bank of Cincinnati), 3.17%, 12/1/27, Callable 3/16/23 @100 (a)	1,245	1,245
		19,380
Louisiana (5.8%):
Parish of St. James Revenue, Series B-1, 2.85%, 11/1/40, Continuously Callable @100 (a)	22,650	22,650
St. Tammany Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 2.60%, 3/1/33, Continuously Callable @100 (a)	4,490	4,490
		27,140
Maryland (1.6%):
Town of Williamsport Revenue (LOC — Manufacturers & Traders Trust Co.), 2.52%, 11/1/37 (a)	7,450	7,450
Michigan (0.4%):
Michigan Strategic Fund Revenue (LOC — Fifth Third Bank), 2.92%, 3/1/37, Continuously Callable @100 (a)	1,800	1,800
Minnesota (3.0%):
City of Rochester Revenue (LOC — Federal Home Loan Bank of Indianapolis), Series A, 2.78%, 5/1/61, Continuously Callable @100 (a)	14,000	14,000
Mississippi (0.7%):
Mississippi Business Finance Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 2.60%, 3/1/33, Continuously Callable @100 (a)	3,170	3,170
Missouri (4.2%):
Jackson County IDA Revenue (LOC — Commerce Bank, N.A.), 2.80%, 7/1/25, Continuously Callable @100 (a)	20,000	20,000
New Hampshire (4.2%):
New Hampshire Business Finance Authority Revenue (LOC — Landesbank Hessen-Thuringen), 2.52%, 9/1/30, Continuously Callable @100 (a)	19,990	19,990
New Mexico (1.1%):
New Mexico Hospital Equipment Loan Council Revenue (LOC — Fifth Third Bank), 2.54%, 7/1/25, Continuously Callable @100 (a)	5,000	5,000
New York (11.8%):
Build NYC Resource Corp. Revenue (LOC — Toronto-Dominion Bank), 2.62%, 12/1/45, Continuously Callable @100 (a)	5,010	5,010
Guilderland Industrial Development Agency Revenue (LOC — Key Bank, N.A.), Series A, 2.95%, 7/1/32, Continuously Callable @100 (a)	2,480	2,480
Metropolitan Transportation Authority Revenue (LOC — Barclays Bank PLC), Series E-1, 2.47%, 11/1/35, Callable 4/3/23 @100 (a)	20,900	20,900
New York City Capital Resources Corp. Revenue (LOC — Manufacturers & Traders Trust Co.), 2.67%, 12/1/40, Continuously Callable @100 (a)	7,500	7,500
New York State Energy Research & Development Authority Revenue (LOC — Mizuho Corporate Bank Ltd.), Series A-3, 2.80%, 5/1/39, Continuously Callable @100 (a)	5,600	5,600

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Onondaga County Industrial Development Agency Revenue (LOC — Manufacturers & Traders Trust Co.), 2.52%, 12/1/31, Continuously Callable @100 (a)	$4,315	$4,315
Ramapo Housing Authority Revenue (LOC — Manufacturers & Traders Trust Co.), 2.52%, 12/1/29, Continuously Callable @100 (a)	8,285	8,285
St. Lawrence County Industrial Development Agency Revenue (LOC — Citizens Financial Group), 2.65%, 7/1/37 (a)	1,720	1,720
		55,810
Ohio (0.2%):
County of Hamilton Revenue (LOC — Fifth Third Bank), 2.90%, 12/1/24 (a)	1,000	1,000
Oklahoma (5.8%):
Edmond Economic Development Authority Revenue (LOC — Bank of Oklahoma, N.A.), Series A, 2.84%, 6/1/31, Callable 4/1/23 @100 (a)	4,520	4,520
Garfield County Industrial Authority Revenue, Series A, 2.60%, 1/1/25, Callable 4/5/23 @100 (a)	20,900	20,900
Muskogee Industrial Trust Revenue, Series A, 2.60%, 6/1/27, Continuously Callable @100 (a)	2,000	2,000
		27,420
Rhode Island (1.4%):
Rhode Island Commerce Corp. Revenue (LOC — Citizens Financial Group), 2.48%, 3/1/38, Callable 4/1/23 @100 (a)	3,210	3,210
Rhode Island Health and Educational Building Corp. Revenue (LOC — Citizens Financial Group), 2.32%, 6/1/35, Callable 4/1/23 @100 (a)	3,500	3,500
		6,710
South Carolina (3.6%):
South Carolina Jobs-Economic Development Authority Revenue (LOC — Federal Home Loan Bank of Indianapolis), 2.48%, 5/1/61, Continuously Callable @100 (a)	17,400	17,400
Tennessee (3.9%):
Chattanooga Health Educational & Housing Facility Board Revenue, Series C, 3.08%, 5/1/39, Continuously Callable @100 (a)	14,000	14,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (LOC — Fifth Third Bank), 2.90%, 12/1/24, Callable 3/17/23 @100 (a)	4,465	4,465
		18,465
Texas (8.2%):
Port of Arthur Navigation District Industrial Development Corp. Revenue, Series A, 2.52%, 12/1/40, Callable 4/3/23 @100 (a)	16,000	16,000
Port of Port Arthur Navigation District Revenue 3.67%, 11/1/40, Continuously Callable @100 (a)	4,000	4,000
Series A, 3.00%, 4/1/40, Continuously Callable @100 (a)	9,850	9,850
Series B, 3.00%, 4/1/40, Continuously Callable @100 (a)	9,000	9,000
		38,850
Virginia (4.2%):
Loudoun County Economic Development Authority Revenue Series A, 2.93%, 2/15/38, Callable 4/3/23 @100 (a)	10,000	10,000
Series E-1, 2.93%, 2/15/38, Callable 4/3/23 @100 (a)	10,000	10,000
		20,000

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Washington (1.5%):
Washington Higher Education Facilities Authority Revenue, 2.80%, 10/1/31, Callable 4/5/23 @100 (a)	$6,915	$6,915
West Virginia (2.0%):
West Virginia Hospital Finance Authority Revenue (LOC — PNC Financial Services Group), Series D, 2.44%, 6/1/41, Continuously Callable @100 (a)	9,700	9,700
Total Municipal Bonds (Cost $451,463)		451,463
Municipal Commercial Paper (3.9%)
Houston Texas 2.85%, 3/15/23	15,000	15,000
2.45%, 3/22/23	3,700	3,700
Total Municipal Commercial Paper (Cost $18,700)		18,700
Total Investments (Cost $470,163) — 99.2%		470,163
Other assets in excess of liabilities — 0.8%		3,980
NET ASSETS — 100.00%		$474,143

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $4,355 thousands and amounted to 0.9% of net assets.

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

LOC — Letter of Credit

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Tax Exempt Money Market Fund
Assets:
Investments, at value (Cost $470,163)	$470,163
Cash	313
Receivables:
Interest	1,556
Capital shares issued	913
Investments sold	2,000
From Adviser	18
Prepaid expenses	11
Total Assets	474,974
Liabilities:
Payables:
Distributions	38
Capital shares redeemed	543
Accrued expenses and other payables:
Investment advisory fees	102
Administration fees	36
Custodian fees	1
Transfer agent fees	55
Compliance fees	—	(a)
Trustees' fees	—	(a)
Other accrued expenses	56
Total Liabilities	831
Net Assets:
Capital	474,142
Total accumulated earnings	1
Net Assets	$474,143
Shares (unlimited number of shares authorized with no par value):	474,134
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Tax Exempt Money Market Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Interest	$7,926	$876
Total Income	7,926	876
Expenses:
Investment advisory fees	1,244	1,465
Administration fees	444	523
Sub-Administration fees	18	5
Custodian fees	11	20
Transfer agent fees	666	785
Trustees' fees	46	49
Compliance fees	4	4
Legal and audit fees	65	45
State registration and filing fees	46	53
Other expenses	63	91
Total Expenses	2,607	3,040
Expenses waived/reimbursed by Adviser	(147)	(2,216)
Net Expenses	2,460	824
Net Investment Income	5,466	52
Realized Gains from Investments:
Net realized gains from investment securities	—	24
Net realized gains on investments	—	24
Change in net assets resulting from operations	$5,466	$76

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Money Market Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income	$5,466	$52	$767
Net realized gains	—	24	—
Change in net assets resulting from operations	5,466	76	767
Change in net assets resulting from distributions to shareholders	(5,488)	(52)	(988)
Change in net assets resulting from capital transactions	(28,185)	(59,689)	(783,392)
Change in net assets	(28,207)	(59,665)	(783,613)
Net Assets:
Beginning of period	502,350	562,015	1,345,628
End of period	$474,143	$502,350	$562,015
Capital Transactions:
Proceeds from shares issued	$109,821	$109,591	$268,164
Distributions reinvested	5,323	51	967
Cost of shares redeemed	(143,329)	(169,331)	(1,052,523)
Change in net assets resulting from capital transactions	$(28,185)	$(59,689)	$(783,392)
Share Transactions:
Issued	109,821	109,591	268,164
Reinvested	5,323	51	967
Redeemed	(143,329)	(169,331)	(1,052,523)
Change in Shares	(28,185)	(59,689)	(783,392)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

See notes to financial statements.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Tax Exempt Money Market Fund
	11 Months Ended February 28, 2023(a)		Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Investment Activities:
Net investment income	0.01	(b)	—	(b)(c)	—	(b)(c)	0.01 (b)	0.01	0.01
Net realized and unrealized gains	—		—	(c)	—		— (c)	— (c)	—	(c)
Total from Investment Activities	0.01		—	(c)	—	(c)	0.01	0.01	0.01
Distributions to Shareholders from:
Net investment income	(0.01)		—	(c)	—	(c)	(0.01)	(0.01)	(0.01)
Net realized gains	—	(c)	—		—	(c)	—	—	—
Total Distributions	(0.01)		—	(c)	—	(c)	(0.01)	(0.01)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (d) (e)	1.15%		0.01%		0.10%		1.05%	1.05%	0.51	%(f)
Ratios to Average Net Assets:
Net Expenses (g) (h) (i)	0.55	%(j)	0.16	%(k)	0.35%		0.56%	0.56%	0.56	%(f)
Net Investment Income (g)	1.23%		0.01%		0.11%		1.04%	1.04%	0.50%
Gross Expenses (g) (h)	0.59%		0.58%		0.57%		0.56%	0.56%	0.56%
Supplemental Data:
Net Assets at end of period (000's)	$474,143		$502,350		$562,015		$1,345,628	$1,598,214	$1,761,649

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Prior to August 1, 2017, USAA Asset Management Company (previous Investment Advisor) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(g)  Annualized for periods less than one year.

(h)  Does not include acquired fund fees and expenses, if any.

(i)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(j)  Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio would have been 0.01% higher.

(k)  Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio would have been 0.40% higher.

See notes to financial statements.

14

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Money Market Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Trust's Board of Trustees (the "Board") to impose a liquidity fee or to temporarily suspend redemptions from the Fund (impose a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act and the Money Market Funds: Procedures to Stabilize Net Asset Value ("the Procedures"). This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under the Procedures to stabilize net assets and valuation procedures approved by the Board.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued and recorded daily using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily on the accrual basis. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the 11 months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$10,000	$10,500	$—

For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$69,615	$37,700	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.10%, which is based on the Fund's average daily net assets. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.
17

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.15% of average daily net assets, plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 0.56%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit of 0.56%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023*	Expires 2024	Expires 2025	Expires 2026	Total
$9	$1,557	$2,216	$147	$3,929

*  Amount expired on March 31, 2023.

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$19	$1,557	$2,216	$3,792

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of certain market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

5. Borrowing:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31, 2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

6. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt	Total Distributions Paid
$2	$22	$24	$5,464	$5,488

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Tax-Exempt Income	Total Distributions Paid
$52	$52	$75	$101	$812	$988

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Total Accumulated Earnings (Loss)
$999	$999	$(998)	$1

As of February 28, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$470,163	$—	$—	$—

7. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Tax Exempt Money Market Fund	Victory Tax Exempt Money Market Fund

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

23

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

24

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

25

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

26

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

27

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

28

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

29

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,009.80	$1,022.02	$2.79	$2.81	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Tax Exempt Distributions
$2	$22	$5,464

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Money Market Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was equal to the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board noted the relatively narrow range of returns of the funds in the Fund's peer group. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40859-0423

February 28, 2023

Annual Report

USAA Virginia Bond Fund

(Also Known as Victory Virginia Bond Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Virginia Bond Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustee and Officer Information	33
Proxy Voting and Portfolio Holdings Information	39
Expense Examples	39
Additional Federal Income Tax Information	40
Advisory Contract Renewal	41
Liquidity Risk Management Program	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended March 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from April 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") shifted to a more restrictive monetary policy than most anticipated. The Fed has been boosting the Fed funds interest rate repeatedly and aggressively, including a series of 75 basis point raises. (A basis point is 1/100th of a percentage point.) And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues and raised questions about global trade. As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world.

The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 11% during our abbreviated annual reporting period. But perhaps what was even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not during this past year when interest rates were rising sharply. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 7.0%. That's not exactly the offset to equity performance that many investors have come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets, and even when markets often snap back sharply (as happened this past July, October, and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all our independent investment franchises have experience managing portfolios through a

2

wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Fund, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Virginia Bond Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns overall during the 11-month reporting period ended February 28, 2023. [The Fund's fiscal year-end changed this year to February 28 from March 31, resulting in a shorter reporting period for fiscal year ended 2023.] Negative returns for the reporting period were attributable to a combination of factors, including the U.S. Federal Reserve's (the "Fed") prolonged fight to reduce inflation through interest rate increases and significant investor outflows from municipal bond funds. The reporting period was also highlighted by material volatility in the municipal market, as market participants often strongly reacted to Fed actions and comments, as well as economic data release, in an attempt to determine the future path of interest rates. The overall returns on the Bloomberg Municipal Bond Index for the reporting period was -1.92%, with significant ups and downs throughout the period.

While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term. We believe municipal bonds continue to represent an attractive investment opportunity on a relative basis. At the end of February 2023, the yield on the Bloomberg Municipal Bond Index was 3.62%, which is a taxable-equivalent yield of 6.12% (in the highest tax bracket). After factoring in the benefit of the tax exemption, municipal bonds look attractive vs. the (taxable) Bloomberg U.S. Aggregate Bond Index, which yielded 4.81% at the end of February 2023.

•  How did the USAA Virginia Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the 11-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -3.90%, -3.86%, and -4.20% respectively, versus an average return of -3.93% for the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of -3.64% for the Lipper Virginia Municipal Debt Funds Index, and -1.92% for the Bloomberg Municipal Bond Index.

•  What are the conditions in the Commonwealth of Virginia?

The Commonwealth of Virginia continues to recover from the economic and fiscal impact felt at the peak of the COVID-19 pandemic. Unemployment in Virginia has steadily improved over the last year and is slowly approaching its pre-pandemic low. Presently, unemployment in Virginia is below the national rate.

Growth in the gross domestic product ("GDP") indicates an apparent reversal from the economic slowdown of the second quarter of 2022. During the third quarter of 2022, Virginia's GDP grew 2.2% (annualized) vs. the U.S. GDP growth of 3.2%, ranking Virginia 29th by state. The sectors that experienced the most GDP growth state-and nationwide during the quarter were the information and the professional, scientific, and

4

USAA Virginia Bond Fund

Manager's Commentary (continued)

technical services sectors. The largest contractions in GDP in Virginia during the quarter were in the construction and military spending sectors.

Based on mid-year data, the commonwealth's financial performance and liquidity position remain strong. In addition, Virginia's pension burden is one of the lowest in the nation in terms of state GDP. Moody's Investors Service (published October 2022) determined that Virginia has a low pension risk based on FY 2021 data.

We continue to view the underlying credit quality of Virginia as exceptionally strong. Presently Virginia remains rated AAA by Fitch, Moody's, and Standard & Poor's.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which we believe is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography.

Thank you for allowing us to assist you with your investment needs.

5

USAA Virginia Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Index[1]	Lipper Virginia Municipal Debt Funds Index[2]
One Year	–6.76%	–6.72%	–7.06%	–9.15%	–5.10%	–6.38%
Five Year	0.94%	NA	0.68%	0.22%	1.66%	0.92%
Ten Year	1.77%	NA	1.53%	1.30%	2.11%	1.26%
Since Inception	NA	–1.72%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Virginia Bond Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

2The unmanaged Lipper Virginia Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Virginia Bond Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

Top 10 Industries:

February 28, 2023

(% of Net Assets)

General	20.8%
Medical	18.9%
Nursing Homes	11.7%
Higher Education	8.5%
Transportation	7.7%
Water	6.4%
Development	5.0%
Facilities	4.0%
Education	3.7%
Multifamily Housing	3.7%

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (98.9%)
Virginia (91.8%):
Albermarle County Economic Development Authority Revenue, Series B, 2.10%, 10/1/48, Continuously Callable @100 (a)	$1,085	$1,085
Alexandria IDA Revenue, Series C, 4.00%, 1/1/46, Continuously Callable @100	2,400	2,280
Amherst IDA Revenue 5.00%, 9/1/26, Continuously Callable @100	1,105	1,089
4.75%, 9/1/30, Continuously Callable @100	2,000	1,881
Arlington County IDA Revenue 5.00%, 2/15/43, Continuously Callable @100	1,775	1,871
4.00%, 7/1/45, Continuously Callable @100	1,585	1,478
Bristol IDA Revenue, 5.00%, 11/1/53, Continuously Callable @100	8,030	8,160
Campbell County IDA Revenue, 4.00%, 6/1/44, Continuously Callable @100	4,600	4,275
Capital Region Airport Commission Revenue Series A, 4.00%, 7/1/36, Continuously Callable @100	700	702
Series A, 4.00%, 7/1/38, Continuously Callable @100	750	736
Charles City County Economic Development Authority Revenue, Series A, 2.88%, 2/1/29, Continuously Callable @101	10,000	9,194
Chesapeake Bay Bridge & Tunnel District Revenue 5.50%, 7/1/25	5,000	5,133
5.00%, 7/1/46, Continuously Callable @100	5,805	5,845
5.00%, 7/1/51, Continuously Callable @100	3,435	3,451
Chesapeake Bay Bridge & Tunnel District Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/41, Continuously Callable @100	5,000	5,089
Chesapeake Hospital Authority Revenue 4.00%, 7/1/39, Continuously Callable @100	1,000	960
4.00%, 7/1/43, Continuously Callable @100	4,000	3,744
City of Chesapeake Expressway Toll Road Revenue 7/15/32, Continuously Callable @100 (b)	6,520	6,714
7/15/40, Continuously Callable @100 (d)	3,000	3,022
City of Lynchburg, GO, 4.00%, 6/1/44, Continuously Callable @100	5,000	4,939
City of Norfolk, GO Series A, 4.00%, 9/1/37, Continuously Callable @100	2,040	2,083
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,535	1,555
City of Richmond Public Utility Revenue
4.00%, 1/15/40, Continuously Callable @100	6,000	6,013
Series A, 4.00%, 1/15/50, Continuously Callable @100	2,220	2,096
City of Richmond, GO Series D, 5.00%, 3/1/32	800	952
Series D, 5.00%, 3/1/33	1,000	1,204
County of Fairfax VA Sewer Revenue Series A, 5.00%, 7/15/46, Continuously Callable @100	10,000	10,966
Series A, 4.00%, 7/15/51, Continuously Callable @100	10,000	9,495
Fairfax County Economic Development Authority Revenue 5.00%, 4/1/47, Continuously Callable @100	4,000	4,151
Series A, 5.00%, 10/1/29, Pre-refunded 10/1/24 @ 100	2,000	2,057
Series A, 5.00%, 10/1/30, Pre-refunded 10/1/24 @ 100	2,000	2,058
Series A, 5.00%, 10/1/31, Pre-refunded 10/1/24 @ 100	2,000	2,058
Series A, 5.00%, 10/1/32, Pre-refunded 10/1/24 @ 100	1,500	1,544
Series A, 5.00%, 12/1/32, Pre-refunded 12/1/23 @ 100	1,500	1,520

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 10/1/33, Pre-refunded 10/1/24 @ 100	$2,200	$2,264
Series A, 5.00%, 10/1/34, Pre-refunded 10/1/24 @ 100	2,000	2,059
Series A, 5.00%, 10/1/42, Pre-refunded 10/1/24 @ 102	2,250	2,357
Series A, 4.00%, 10/1/42, Pre-refunded 10/1/24 @ 102	2,750	2,840
Series A, 5.00%, 12/1/42, Pre-refunded 12/1/23 @ 100	2,800	2,837
Series B, 5.00%, 10/1/35, Pre-refunded 10/1/27 @ 100	2,620	2,873
Series B, 5.00%, 10/1/36, Pre-refunded 10/1/27 @ 100	2,000	2,193
Fairfax County IDA Revenue Series A, 4.00%, 5/15/44, Continuously Callable @100	6,900	6,584
Series A, 4.00%, 5/15/48, Continuously Callable @100	1,500	1,401
Farmville Industrial Development Authority Revenue, 5.38%, 7/1/53, (Put Date 7/1/43), (e)	6,000	6,400
Front Royal & Warren County IDA Revenue, 4.00%, 1/1/50, Continuously Callable @103	7,000	6,294
Greater Richmond Convention Center Authority Revenue, 5.00%, 6/15/32, Pre-refunded 6/15/25 @ 100	1,500	1,566
Hampton Roads Sanitation District Revenue, Series A, 5.00%, 8/1/43, Pre-refunded 8/1/26 @ 100	4,700	5,027
Hampton Roads Transportation Accountability Commission Revenue, Series A, 4.00%, 7/1/52, Continuously Callable @100	5,000	4,695
Henrico County Economic Development Authority Revenue 5.00%, 6/1/24, Continuously Callable @100	1,200	1,197
4.25%, 6/1/26, Continuously Callable @100	140	137
5.00%, 10/1/37, Continuously Callable @103	2,500	2,593
4.00%, 10/1/40, Continuously Callable @103	500	475
4.00%, 10/1/45, Continuously Callable @103	725	663
4.00%, 10/1/50, Continuously Callable @103	1,500	1,330
5.00%, 10/1/52, Continuously Callable @103	2,200	2,271
James City County Economic Development Authority Revenue 4.00%, 6/1/47, Continuously Callable @103	1,000	743
Series A, 4.00%, 12/1/50, Continuously Callable @103	9,905	7,123
Lewistown Commerce Center Community Development Authority Tax Allocation 6.05%, 3/1/44, Continuously Callable @103 (f)	1,053	695
6.05%, 3/1/44, Continuously Callable @103	665	554
Series C, 0.50%, 3/1/54, Continuously Callable @100 (f)	2,599	390
Lexington IDA Revenue 4.00%, 1/1/31, Continuously Callable @102	750	698
4.00%, 1/1/37, Continuously Callable @102	1,000	852
5.00%, 1/1/48, Continuously Callable @100	1,000	1,046
Loudoun County Economic Development Authority Revenue 5.00%, 12/1/31, Continuously Callable @100	1,135	1,175
5.00%, 12/1/32, Continuously Callable @100	800	828
5.00%, 12/1/33, Continuously Callable @100	775	803
5.00%, 12/1/34, Continuously Callable @100	805	834
Series A, 4.00%, 10/1/52, Continuously Callable @100	2,250	2,118
Lynchburg Economic Development Authority Revenue 4.00%, 1/1/39, Continuously Callable @100	1,320	1,242
4.00%, 1/1/41, Continuously Callable @100	1,135	1,049
5.00%, 9/1/43, Continuously Callable @100	3,000	3,001
4.00%, 1/1/55, Continuously Callable @100	12,920	11,374
Series A, 5.00%, 1/1/47, Continuously Callable @100	2,250	2,276

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lynchburg Economic Development Authority Revenue (LIQ — JPMorgan Chase & Co.), Series 2018-XL0075, 3.05%, 1/1/47 (a) (g)	$3,400	$3,400
Lynchburg Economic Development Authority Revenue (LOC — Branch Banking & Trust Co.), Series A-3, 2.03%, 1/1/47, Continuously Callable @100 (a)	2,740	2,740
Manassas Park Economic Development Authority Revenue, 4.00%, 12/15/52, Continuously Callable @100	4,500	4,200
Marquis Community Development Authority of York County Virginia Tax Allocation, Series B, 2.25%, 9/1/41 (f) (h)	3,532	1,699
Marquis Community Development Authority Revenue, 3.00%, 9/1/45 (f) (g) (h)	1,093	526
Marquis Community Development Authority Tax Allocation, Series C, 9/1/41 (c) (h)	5,389	248
Montgomery County Economic Development Authority Revenue 4.00%, 6/1/38, Continuously Callable @100	1,750	1,741
Series A, 4.00%, 6/1/36, Continuously Callable @100	1,125	1,141
Norfolk Airport Authority Revenue, 5.00%, 7/1/43, Continuously Callable @100	2,800	2,920
Norfolk Economic Development Authority Revenue Series B, 5.00%, 11/1/48, (Put Date 11/1/28) (e)	1,600	1,756
Series B, 4.00%, 11/1/48, Continuously Callable @100	1,100	1,033
Prince Edward County IDA Revenue 4.00%, 9/1/43, Continuously Callable @100	2,250	2,062
5.00%, 9/1/48, Continuously Callable @100	2,055	2,110
Prince Edward County Industrial Development Authority Revenue, 5.25%, 9/1/57, Continuously Callable @100	3,000	3,171
Prince William County IDA Revenue 5.00%, 1/1/37, Continuously Callable @102	1,000	892
5.00%, 1/1/46, Continuously Callable @102	4,000	3,265
Radford IDA Revenue (NBGA — Fannie Mae), 3.50%, 9/15/29, Continuously Callable @100	4,000	3,985
Rappahannock Regional Jail Authority Revenue 5.00%, 10/1/34, Pre-refunded 10/1/25 @ 100	2,340	2,458
5.00%, 10/1/35, Pre-refunded 10/1/25 @ 100	1,165	1,224
Roanoke Economic Development Authority Revenue 5.00%, 7/1/47	12,250	12,987
4.00%, 7/1/51, Continuously Callable @100	5,000	4,531
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,640	1,677
Series A, 5.00%, 9/1/43, Continuously Callable @100	4,060	4,080
Rockingham County Economic Development Authority Revenue 4.00%, 12/1/33, Continuously Callable @100	1,000	937
5.00%, 12/1/39, Continuously Callable @100	4,180	4,103
Salem Economic Development Authority Revenue 4.00%, 4/1/38, Continuously Callable @100	250	230
4.00%, 4/1/39, Continuously Callable @100	225	205
4.00%, 4/1/40, Continuously Callable @100	250	223
4.00%, 4/1/45, Continuously Callable @100	750	653
5.00%, 4/1/49, Continuously Callable @100	910	904
Stafford County Economic Development Authority Revenue 5.00%, 6/15/36, Continuously Callable @100	5,900	6,055
4.00%, 6/15/37, Continuously Callable @100	6,495	6,202
Tobacco Settlement Financing Corp. Revenue, Series B-1, 5.00%, 6/1/47, Continuously Callable @100	10,000	9,280

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
University of Virginia Revenue Series A, 5.00%, 4/1/42, Continuously Callable @100	$4,000	$4,217
Series A, 5.00%, 4/1/47, Continuously Callable @100	5,000	5,234
Series A-1, 4.00%, 4/1/45, Continuously Callable @100	5,000	4,913
Series B, 5.00%, 9/1/49, Continuously Callable @100	5,000	5,341
Upper Occoquan Sewage Authority Revenue, 4.00%, 7/1/39, Pre-refunded 7/1/25 @ 100	2,000	2,045
Virginia Beach Development Authority Revenue 5.00%, 9/1/40, Continuously Callable @103	3,250	3,135
5.00%, 9/1/44, Continuously Callable @103	4,865	4,540
4.00%, 9/1/48, Continuously Callable @103	3,755	2,889
Series A, 5.00%, 5/1/29, Continuously Callable @100	1,795	1,834
Virginia College Building Authority Revenue 5.00%, 6/1/23	125	125
5.00%, 6/1/24	225	225
5.00%, 6/1/25	250	250
5.00%, 6/1/26	250	252
5.00%, 6/1/27	275	281
5.00%, 6/1/28	295	305
5.00%, 6/1/29	300	312
5.00%, 6/1/30	325	338
5.00%, 2/1/31, Continuously Callable @100	10,000	11,016
5.00%, 6/1/31	300	313
5.00%, 2/1/32, Continuously Callable @100	4,000	4,408
4.00%, 1/15/33, Continuously Callable @100	965	979
4.00%, 1/15/35, Continuously Callable @100	545	547
4.00%, 1/15/36, Continuously Callable @100	650	644
4.00%, 6/1/36, Continuously Callable @100	925	836
4.00%, 1/15/43, Continuously Callable @100	1,285	1,239
4.00%, 6/1/46, Continuously Callable @100	1,000	805
Series A, 4.00%, 2/1/35, Continuously Callable @100	8,000	8,110
Series A, 3.00%, 1/15/46, Continuously Callable @100	1,000	734
Series A, 3.00%, 1/15/51, Continuously Callable @100	1,175	800
Virginia College Building Authority Revenue (LIQ — Wells Fargo & Co.), 2.12%, 11/1/36, Continuously Callable @100 (a)	4,000	4,000
Virginia Commonwealth Transportation Board Regional Fuels Tax Revenue, 4.00%, 5/15/46, Continuously Callable @100	5,195	5,058
Virginia Commonwealth Transportation Board Revenue 5.00%, 3/15/32, Continuously Callable @100	3,350	3,643
5.00%, 9/15/32, Continuously Callable @100	9,190	9,994
4.00%, 5/15/42, Continuously Callable @100	10,000	9,809
Series A, 4.00%, 5/15/36, Continuously Callable @100	2,000	2,035
Virginia Commonwealth University Health System Authority Revenue, 5.00%, 7/1/46, Continuously Callable @100	5,500	5,636
Virginia Commonwealth University Revenue Series A, 4.00%, 11/1/37, Continuously Callable @100	750	758
Series A, 5.00%, 11/1/38, Continuously Callable @100	350	377
Series A, 4.00%, 5/1/48, Continuously Callable @100	2,475	2,398

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virginia Housing Development Authority Revenue Series B, 3.60%, 5/1/46, Continuously Callable @100	$7,000	$5,869
Series E, 2.65%, 7/1/50, Continuously Callable @100	1,640	1,093
Series F, 5.00%, 10/1/52, Continuously Callable @100	5,000	5,122
Series G, 5.15%, 11/1/52, Continuously Callable @100	1,750	1,813
Series I, 2.45%, 11/1/45, Continuously Callable @100	1,500	1,034
Series K, 1.95%, 12/1/32, Continuously Callable @100	1,500	1,291
Series K, 2.05%, 12/1/33, Continuously Callable @100	665	565
Virginia Public Building Authority Revenue, Series A, 4.00%, 8/1/30, Continuously Callable @100	4,000	4,182
Virginia Public School Authority Revenue, 5.00%, 8/1/24	10,000	10,265
Virginia Resources Authority Revenue 5.00%, 11/1/32, Continuously Callable @100	15	15
4.00%, 11/1/49, Continuously Callable @100	6,700	6,489
Series A, 4.00%, 11/1/43, Continuously Callable @100	1,445	1,437
Series A, 4.00%, 11/1/47, Continuously Callable @100	1,040	1,012
Series B, 5.25%, 11/1/47, Continuously Callable @100	2,330	2,616
Series B, 4.75%, 11/1/52, Continuously Callable @100	750	790
Virginia Small Business Financing Authority Revenue 5.00%, 10/1/42, Continuously Callable @100	5,000	5,298
4.00%, 12/1/49, Continuously Callable @100	12,800	11,637
4.00%, 12/1/51, Continuously Callable @103	4,000	2,965
Series A, 4.00%, 1/1/45, Continuously Callable @103	2,800	2,461
Series A, 4.00%, 1/1/51, Continuously Callable @103	16,265	13,731
Western Regional Jail Authority Revenue 5.00%, 12/1/35, Continuously Callable @100	1,540	1,647
5.00%, 12/1/35, Pre-refunded 12/1/26 @ 100	1,545	1,652
5.00%, 12/1/38, Continuously Callable @100	1,000	1,060
5.00%, 12/1/38, Pre-refunded 12/1/26 @ 100	1,000	1,069
Winchester Economic Development Authority Revenue 5.00%, 1/1/44, Continuously Callable @100	3,250	3,311
Series S, 5.00%, 1/1/44, Pre-refunded 1/1/24 @ 100	3,250	3,298
Wise County IDA Revenue, Series A, 0.75%, 10/1/40, (Put Date 9/2/25) (e)	2,500	2,296
		511,288
District of Columbia (2.6%):
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 4.00%, 10/1/53, Continuously Callable @100	1,500	1,273
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,500	1,562
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 10/1/30 (c)	5,500	4,124
Washington Metropolitan Area Transit Authority Revenue 5.00%, 7/1/43, Continuously Callable @100	5,000	5,219
Series A, 4.00%, 7/15/45, Continuously Callable @100	2,500	2,399
		14,577
Guam (4.5%):
Guam Government Waterworks Authority Revenue 5.00%, 7/1/36, Continuously Callable @100	1,000	1,011
5.00%, 7/1/40, Continuously Callable @100	3,250	3,276
Series A, 5.00%, 7/1/35, Continuously Callable @100	2,850	2,866
Series A, 5.00%, 1/1/50, Continuously Callable @100	1,000	1,004

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Guam Power Authority Revenue Series A, 5.00%, 10/1/31, Continuously Callable @100	$500	$507
Series A, 5.00%, 10/1/40, Continuously Callable @100	4,000	4,076
Series A, 5.00%, 10/1/41, Continuously Callable @100	1,500	1,549
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/39, Continuously Callable @100	750	766
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,015
Port Authority of Guam Revenue, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,502
Territory of Guam Revenue Series A, 5.00%, 11/1/27	200	210
Series A, 5.00%, 11/1/28	250	265
Series A, 5.00%, 11/1/29	250	266
Series A, 5.00%, 11/1/30	250	267
Series A, 5.00%, 11/1/35, Continuously Callable @100	2,000	2,115
Series A, 5.00%, 12/1/46, Continuously Callable @100	1,250	1,235
Series D, 5.00%, 11/15/39, Continuously Callable @100	2,000	2,012
Series F, 5.00%, 1/1/31	500	531
Series F, 4.00%, 1/1/42, Continuously Callable @100	1,000	891
		25,364
Total Municipal Bonds (Cost $600,098)		551,229
Total Investments (Cost $600,098) — 98.9%		551,229
Other assets in excess of liabilities — 1.1%		5,912
NET ASSETS — 100.00%		$557,141

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Stepped-coupon security converts to coupon form on 7/15/23 with a rate of 4.75%

(c)  Zero-coupon bond.

(d)  Stepped-coupon security converts to coupon form on 7/15/23 with a rate of 4.88%

(e)  Put Bond.

(f)  Currently the issuer is in default with respect to interest and/or principal payments.

(g)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $3,926 thousands and amounted to 0.7% of net assets.

(h)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements).

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued February 28, 2023

LOC — Letter of Credit

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Virginia Bond Fund
Assets:
Investments, at value (Cost $600,098)	$551,229
Cash	173
Receivables:
Interest	6,447
Capital shares issued	183
From Adviser	6
Total Assets	558,038
Liabilities:
Payables:
Distributions	211
Capital shares redeemed	396
Accrued expenses and other payables:
Investment advisory fees	142
Administration fees	64
Custodian fees	—	(a)
Transfer agent fees	18
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	1
Other accrued expenses	65
Total Liabilities	897
Net Assets:
Capital	616,477
Total accumulated earnings/(loss)	(59,336)
Net Assets	$557,141
Net Assets
Fund Shares	$516,987
Institutional Shares	27,598
Class A	12,556
Total	$557,141
Shares (unlimited number of shares authorized with no par value):
Fund Shares	50,492
Institutional Shares	2,695
Class A	1,227
Total	54,414
Net asset value, offering and redemption price per share: (b)
Fund Shares	$10.24
Institutional Shares	10.24
Class A	10.23
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.47

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Virginia Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022
Investment Income:
Interest	$19,480	$20,346
Total Income	19,480	20,346
Expenses:
Investment advisory fees	1,845	2,332
Administration fees — Fund Shares	776	1,058
Administration fees — Institutional Shares	16	13
Administration fees — Class A	20	28
Sub-Administration fees	22	23
12b-1 fees — Class A	33	47
Custodian fees	10	32
Transfer agent fees — Fund Shares	155	178
Transfer agent fees — Institutional Shares	16	13
Transfer agent fees — Class A	13	19
Trustees' fees	46	49
Compliance fees	5	5
Legal and audit fees	66	50
State registration and filing fees	— (b)	1
Other expenses	75	100
Recoupment of prior expenses waived/reimbursed by Adviser	3	—
Total Expenses	3,101	3,948
Expenses waived/reimbursed by Adviser	(56)	(17)
Net Expenses	3,045	3,931
Net Investment Income (Loss)	16,435	16,415
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(1,711)	(241)
Net change in unrealized appreciation/depreciation on investment securities	(41,327)	(41,154)
Net realized/unrealized gains (losses) on investments	(43,038)	(41,395)
Change in net assets resulting from operations	$(26,603)	$(24,980)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Virginia Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$16,435	$16,415	$16,875
Net realized gains (losses)	(1,711)	(241)	137
Net change in unrealized appreciation/ depreciation	(41,327)	(41,154)	21,658
Change in net assets resulting from operations	(26,603)	(24,980)	38,670
Distributions to Shareholders:
Fund Shares	(14,763)	(15,740)	(16,365)
Institutional Shares	(478)	(288)	(132	)(b)
Class A	(343)	(375)	(388)
Change in net assets resulting from distributions to shareholders	(15,584)	(16,403)	(16,885)
Change in net assets resulting from capital transactions	(66,986)	(36,515)	17,248
Change in net assets	(109,173)	(77,898)	39,033
Net Assets:
Beginning of period	666,314	744,212	705,179
End of period	$557,141	$666,314	$744,212

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Virginia Bond Fund
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$55,269	$43,169	$90,498
Distributions reinvested	12,752	13,583	13,707
Cost of shares redeemed	(149,330)	(90,975)	(97,801)
Total Fund Shares	$(81,309)	$(34,223)	$6,404
Institutional Shares
Proceeds from shares issued	$33,768	$2,693	$12,682	(b)
Distributions reinvested	357	102	53	(b)
Cost of shares redeemed	(16,794)	(3,719)	(697	)(b)
Total Institutional Shares	$17,331	$(924)	$12,038
Class A
Proceeds from shares issued	$1,106	$2,422	$22,363
Distributions reinvested	324	356	375
Cost of shares redeemed	(4,438)	(4,146)	(23,932)
Total Class A	$(3,008)	$(1,368)	$(1,194)
Change in net assets resulting from capital transactions	$(66,986)	$(36,515)	$17,248
Share Transactions:
Fund Shares
Issued	5,328	3,716	7,843
Reinvested	1,233	1,175	1,189
Redeemed	(14,483)	(7,905)	(8,490)
Total Fund Shares	(7,922)	(3,014)	542
Institutional Shares
Issued	3,333	231	1,098	(b)
Reinvested	35	9	5	(b)
Redeemed	(1,630)	(326)	(60	)(b)
Total Institutional Shares	1,738	(86)	1,043
Class A
Issued	106	209	1,949
Reinvested	31	31	33
Redeemed	(429)	(361)	(2,090)
Total Class A	(292)	(121)	(108)
Change in Shares	(6,476)	(3,221)	1,477

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Virginia Bond Fund
	Fund Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$10.94	$11.61	$11.26	$11.30	$11.16	$11.21
Investment Activities:
Net investment income (loss)	0.29 (b)	0.26 (b)	0.27 (b)	0.31 (b)	0.34	0.34
Net realized and unrealized gains (losses)	(0.72)	(0.67)	0.35	(0.04)	0.14	(0.05)
Total from Investment Activities	(0.43)	(0.41)	0.62	0.27	0.48	0.29
Distributions to Shareholders from:
Net investment income	(0.27)	(0.26)	(0.27)	(0.31)	(0.34)	(0.34)
Total Distributions	(0.27)	(0.26)	(0.27)	(0.31)	(0.34)	(0.34)
Net Asset Value, End of Period	$10.24	$10.94	$11.61	$11.26	$11.30	$11.16
Total Return (c) (d)	(3.90)%	(3.64)%	5.53%	2.39%	4.36%	2.56%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.55%	0.53%	0.50%	0.55%	0.59%	0.56%
Net Investment Income (Loss) (e)	3.01%	2.23%	2.32%	2.70%	3.03%	2.98%
Gross Expenses (e) (f)	0.56%	0.53%	0.50%	0.55%	0.59%	0.56%
Supplemental Data:
Net Assets at end of period (000's)	$516,987	$639,231	$713,075	$685,508	$672,191	$666,772
Portfolio Turnover (c) (i)	14%	8%	28%	24%	9%	11%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Virginia Bond Fund
	Institutional Shares
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	June 29, 2020(b) through March 31, 2021
Net Asset Value, Beginning of Period	$10.94	$11.61	$11.46
Investment Activities:
Net investment income (loss) (c)	0.31	0.26	0.20
Net realized and unrealized gains (losses)	(0.73)	(0.67)	0.15
Total from Investment Activities	(0.42)	(0.41)	0.35
Distributions to Shareholders from:
Net investment income	(0.28)	(0.26)	(0.20)
Total Distributions	(0.28)	(0.26)	(0.20)
Net Asset Value, End of Period	$10.24	$10.94	$11.61
Total Return (d) (e)	(3.86)%	(3.61)%	3.04%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.51%	0.50%	0.49%
Net Investment Income (Loss) (f)	3.26%	2.25%	2.26%
Gross Expenses (f) (g)	0.57%	0.56%	0.58%
Supplemental Data:
Net Assets at end of period (000's)	$27,598	$10,469	$12,105
Portfolio Turnover (d) (j)	14%	8%	28%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020 and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Virginia Bond Fund
	Class A
	11 Months Ended February 28, 2023(a)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value, Beginning of Period	$10.94	$11.60	$11.25	$11.29	$11.16	$11.20
Investment Activities:
Net investment income (loss)	0.26 (b)	0.23 (b)	0.24 (b)	0.28 (b)	0.32	0.31
Net realized and unrealized gains (losses)	(0.72)	(0.66)	0.35	(0.04)	0.12	(0.04)
Total from Investment Activities	(0.46)	(0.43)	0.59	0.24	0.44	0.27
Distributions to Shareholders from:
Net investment income	(0.25)	(0.23)	(0.24)	(0.28)	(0.31)	(0.31)
Total Distributions	(0.25)	(0.23)	(0.24)	(0.28)	(0.31)	(0.31)
Redemption Fees added to Beneficial Interests	—	—	—	—	—	—	(c)
Net Asset Value, End of Period	$10.23	$10.94	$11.60	$11.25	$11.29	$11.16
Total Return (excludes sales charges) (d) (e)	(4.20)%	(3.78)%	5.26%	2.14%	4.05%	2.42%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.79%	0.77%	0.76%	0.80%	0.80%	0.79	%(j)
Net Investment Income (Loss) (f)	2.77%	1.99%	2.06%	2.46%	2.82%	2.76%
Gross Expenses (f) (g)	0.85%	0.82%	0.81%	0.82%	0.86%	0.81%
Supplemental Data:
Net Assets at end of period (000's)	$12,556	$16,614	$19,032	$19,671	$19,439	$19,894
Portfolio Turnover (d) (k)	14%	8%	28%	24%	9%	11%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from March 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Effective October 12, 2017, USAA Asset Management Company voluntarily agreed to limit the annual expenses of the Class A shares to 0.80% of Class A average daily net assets.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Virginia Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from March 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal 11-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$548,756	$2,473	$551,229
Total	$—	$548,756	$2,473	$551,229

As of February 28, 2023, there were no transfers into/out of Level 3.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued and recorded daily using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily on the accrual basis. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of March 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

For the 11 months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the 11 months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$20,000	$27,500	$—

For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$7,400	$35,350	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the 11 months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$82,673	$132,653

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Virginia Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2022, to February 28, 2023, performance adjustments were $69, $1, and $(2) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.01%, 0.01%, and (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. For the period April 1, 2021, to March 31, 2022, performance adjustments were $(24), less than $1, and $(6) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were less than (0.01)%, less than 0.01%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the 11 months ended February 28, 2023, and the year ended March 31, 2022, the Fund had no subadvisers.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the 11 months ended February 28, 2023, the Distributor did not receive any commissions. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the 11 months ended February 28, 2023, and the year ended March 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 31, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.54%, 0.50%, and 0.80% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023*	Expires 2024	Expires 2025	Expires 2026	Total
$1	$15	$17	$53	$86

*  Amount expired on March 31, 2023.

As of March 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$1	$15	$17	$33

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

State-Specific Risk — Because the Fund invests in Virginia tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in Virginia, such as changes to state laws and policies, economic issues that affect critical industries, large employers, or weakened real estate prices, and existing debt levels and state budget priorities. In addition, the economic affects regarding COVID-19 and elevated global inflation may exacerbate some or all of these risks. The Fund's performance will be affected by the fiscal and economic health of Virginia and its municipalities and their ability to issue and repay debt. The Fund is more vulnerable to unfavorable developments in Virginia than are funds that invest in municipal securities of multiple states.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the 11 months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the year ended March 31,2022, and the period from April 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the 11 months ended February 28, 2023, and the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (loss) will be determined at the end of the current tax year.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

11 Months Ended February 28, 2023
Distributions Paid From
Tax-Exempt Income	Total Distributions Paid
$15,584	$15,584

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$16,403	$16,403	$16,885	$16,885

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,850	$3,850	$(1,494)	$(11,542)	$(50,150)	$(59,336)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to defaulted bond adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,222	$9,320	$11,542

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$601,379	$1,914	$(52,064)	$(50,150)

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Virginia Bond Fund	Victory Virginia Bond Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Virginia Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Virginia Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, the financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from April 1, 2022 through February 28, 2023 and the year ended March 31, 2022, the statements of changes in net assets for the period from April 1, 2022 through February 28, 2023 and each of the two years in the period ended March 31, 2022, and its financial highlights for the period from April 1, 2022 through February 28, 2023 and each of the five years in the period ended March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

32

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None
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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$997.60	$1,022.07	$2.72	$2.76	0.55%
Institutional Shares	1,000.00	997.90	1,022.27	2.53	2.56	0.51%
Class A	1,000.00	996.60	1,020.98	3.81	3.86	0.77%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal 11 months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal 11 months ended February 28, 2023 (amounts in thousands):

Tax Exempt Distributions
$15,584

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Virginia Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

42

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

44

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40862-0423

February 28, 2023

Annual Report

USAA Cornerstone Aggressive Fund

(Also Known as Victory Cornerstone Aggressive Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Cornerstone Aggressive Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)	37
Trustee and Officer Information	37
Proxy Voting and Portfolio Holdings Information	43
Expense Example	43
Additional Federal Income Tax Information	44
Advisory Contract Renewal	45
Liquidity Risk Management Program	48
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Funds has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Aggressive Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Cornerstone Aggressive Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -2.65%. This

4

USAA Cornerstone Aggressive Fund

Managers' Commentary (continued)

compares to returns of -2.51% for the MSCI All-Country World Index, and -2.40% for the Cornerstone Aggressive Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative total return over the period, as global financial markets experienced weak performance and high volatility. Inflation concerns, rising interest rates and geopolitical issues continued to plague all major market segments for the majority of 2022 creating a volatile investment environment. The Fund slightly underperformed the Cornerstone Aggressive Composite Index.

Overall, the Fund benefited from a tilt to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. Both categories outperformed as investors gravitated to companies seen as being in the best position to withstand a period of slow growth and higher interest rates. Over the period, the Fund maintained an allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in 2022. On the other hand, tactical positions in international equities — such as Canada — dampened results.

The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Our approach is to hold a core, diversified portfolio, while accounting for both current risks and longer-term opportunities. We stay focused on fundamentals, valuations, and diversification. The Fund tilts to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. We believe this approach is prudent for long-term investors and is particularly important now given the elevated uncertainty in the outlook for the economy and markets.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Aggressive Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Aggressive Composite Index[2]
One Year	–6.39%	–8.26%	–7.59%
Five Year	4.19%	5.82%	5.56%
Ten Year	5.26%	7.93%	7.24%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Aggressive Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI Net (30%), the Bloomberg U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation over the long term and also considers the potential for current income.

Asset Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (35.2%)
Communication Services (2.4%):
Alphabet, Inc. Class C (a)	15,187	$1,371
AT&T, Inc.	66,712	1,262
Cargurus, Inc. (a)	5,774	99
Cogent Communications Holdings, Inc.	2,406	156
Comcast Corp. Class A	17,086	635
Gray Television, Inc.	4,717	55
IDT Corp. Class B (a)	2,589	79
Iridium Communications, Inc. (a)	1,691	104
Meta Platforms, Inc. Class A (a)	9,946	1,740
Netflix, Inc. (a)	1,852	597
Shutterstock, Inc.	2,186	164
Sirius XM Holdings, Inc. (b)	96,624	424
Thryv Holdings, Inc. (a)	5,632	134
T-Mobile U.S., Inc. (a)	4,033	573
United States Cellular Corp. (a)	2,991	72
Verizon Communications, Inc.	16,563	643
ZipRecruiter, Inc. (a)	4,108	70
		8,178
Consumer Discretionary (3.0%):
Asbury Automotive Group, Inc. (a)	592	134
AutoZone, Inc. (a)	399	992
Best Buy Co., Inc.	5,132	427
Big 5 Sporting Goods Corp. (b)	8,754	77
Dillard's, Inc. Class A	214	76
Foot Locker, Inc.	2,837	124
Ford Motor Co.	42,900	518
Frontdoor, Inc. (a)	3,842	109
General Motors Co.	13,089	507
Genuine Parts Co.	2,892	511
G-III Apparel Group Ltd. (a)	5,883	98
Group 1 Automotive, Inc.	720	159
Hibbett, Inc.	1,392	100
Installed Building Products, Inc.	1,423	164
Kontoor Brands, Inc.	2,607	136
Las Vegas Sands Corp. (a)	9,565	550
Lennar Corp. Class A	5,388	521
Lowe's Cos., Inc.	2,540	523
MarineMax, Inc. (a)	3,675	123
McDonald's Corp.	2,596	685
Murphy USA, Inc.	523	133
O'Reilly Automotive, Inc. (a)	1,204	999
Perdoceo Education Corp. (a)	8,091	112
Rent-A-Center, Inc.	4,924	132
Signet Jewelers Ltd.	1,274	91
Smith & Wesson Brands, Inc.	10,862	119
Sonic Automotive, Inc. Class A	2,632	150
Starbucks Corp.	5,776	590

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Target Corp.	2,923	$493
Taylor Morrison Home Corp. (a)	4,516	162
The Home Depot, Inc.	2,231	662
Winnebago Industries, Inc.	1,880	119
		10,296
Consumer Staples (1.8%):
Altria Group, Inc.	23,105	1,073
Central Garden & Pet Co. Class A (a)	2,727	105
Colgate-Palmolive Co.	6,703	491
General Mills, Inc.	7,185	571
Herbalife Nutrition Ltd. (a)	3,859	75
Ingles Markets, Inc. Class A	1,412	126
Kimberly-Clark Corp.	3,821	478
Medifast, Inc.	1,273	143
National Beverage Corp. (a)	1,008	47
PepsiCo, Inc.	4,142	719
Philip Morris International, Inc.	5,795	564
Sprouts Farmers Market, Inc. (a)	2,993	91
The Kroger Co.	12,320	531
Tyson Foods, Inc. Class A	8,486	503
USANA Health Sciences, Inc. (a)	1,945	118
Vector Group Ltd.	12,619	167
Walgreens Boots Alliance, Inc.	13,564	482
		6,284
Energy (2.0%):
Arch Resources, Inc. (b)	693	109
Chevron Corp.	4,876	784
Civitas Resources, Inc.	2,346	165
ConocoPhillips	6,173	638
CONSOL Energy, Inc.	2,671	146
Crescent Energy Co. Class A (b)	9,132	105
CVR Energy, Inc.	2,519	80
Devon Energy Corp.	8,965	483
DHT Holdings, Inc.	7,087	82
Dorian LPG Ltd.	4,724	104
EOG Resources, Inc.	4,306	487
Exxon Mobil Corp.	8,517	936
Magnolia Oil & Gas Corp. Class A	5,430	119
Marathon Oil Corp.	20,513	516
Marathon Petroleum Corp.	4,634	573
Matador Resources Co.	2,607	140
Patterson-UTI Energy, Inc.	3,784	52
PBF Energy, Inc. Class A	3,117	136
Schlumberger NV	11,086	590
SM Energy Co.	4,288	126
Teekay Corp. (a)	19,758	123
Valero Energy Corp.	4,408	581
		7,075

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (5.1%):
Annaly Capital Management, Inc.	943	$20
Aon PLC Class A	1,611	490
Apollo Global Management, Inc.	7,364	522
Arbor Realty Trust, Inc.	5,158	78
Arch Capital Group Ltd. (a)	7,892	552
Ares Commercial Real Estate Corp.	4,856	55
Artisan Partners Asset Management, Inc. Class A	3,252	107
Bank of America Corp.	21,028	721
Berkshire Hathaway, Inc. Class B (a)	2,860	873
Bread Financial Holdings, Inc.	2,758	113
Capital One Financial Corp.	4,914	536
Cathay General Bancorp	2,447	105
Chimera Investment Corp.	10,251	67
Citigroup, Inc.	12,305	624
Donnelley Financial Solutions, Inc. (a)	2,464	104
Enova International, Inc. (a)	3,277	160
Essent Group Ltd.	4,729	203
FactSet Research Systems, Inc.	1,097	455
First Bancorp	9,820	142
Genworth Financial, Inc. (a)	25,911	161
Heartland Financial USA, Inc.	2,545	126
Houlihan Lokey, Inc.	1,420	136
International Bancshares Corp.	3,711	180
JPMorgan Chase & Co.	18,367	2,633
LPL Financial Holdings, Inc.	2,073	517
Marsh & McLennan Cos., Inc.	3,115	505
MetLife, Inc.	7,685	551
Moelis & Co. Class A	2,377	102
Morgan Stanley	12,627	1,219
Mr. Cooper Group, Inc. (a)	3,396	158
MSCI, Inc.	874	456
New York Mortgage Trust, Inc.	20,947	56
NMI Holdings, Inc. Class A (a)	5,621	131
OFG Bancorp	4,442	135
PennyMac Financial Services, Inc.	2,520	152
Prudential Financial, Inc.	5,190	519
Raymond James Financial, Inc.	4,751	515
Regions Financial Corp.	19,202	448
RLI Corp.	1,358	187
Selective Insurance Group, Inc.	1,912	194
ServisFirst Bancshares, Inc.	2,256	167
Stewart Information Services Corp.	2,156	92
T. Rowe Price Group, Inc.	3,729	419
The Bancorp, Inc. (a)	3,125	108
The Goldman Sachs Group, Inc.	1,680	591
The Progressive Corp.	7,881	1,131
UMB Financial Corp.	2,020	183
		17,699

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (6.0%):
AbbVie, Inc.	5,062	$779
AbCellera Biologics, Inc. (a)	13,244	111
ACADIA Pharmaceuticals, Inc. (a)	5,070	105
Alector, Inc. (a)	12,183	104
Alkermes PLC (a)	4,886	131
AmerisourceBergen Corp.	6,200	965
Amgen, Inc.	7,616	1,764
AMN Healthcare Services, Inc. (a)	1,366	123
Amneal Pharmaceuticals, Inc. (a)	24,940	51
Arcus Biosciences, Inc. (a)	6,104	111
Arrowhead Pharmaceuticals, Inc. (a)	2,270	73
Avanos Medical, Inc. (a)	4,730	133
Beam Therapeutics, Inc. (a)	1,253	50
Biogen, Inc. (a)	1,892	511
Bristol-Myers Squibb Co.	9,283	640
CareDx, Inc. (a)	4,147	70
Catalyst Pharmaceuticals, Inc. (a)	5,698	87
Centene Corp. (a)	7,556	517
Cigna Corp.	4,013	1,172
Collegium Pharmaceutical, Inc. (a)	4,105	109
Corcept Therapeutics, Inc. (a)	4,150	87
CorVel Corp. (a)	866	156
Cross Country Healthcare, Inc. (a)	3,587	95
CVS Health Corp.	6,987	584
Dynavax Technologies Corp. (a) (b)	7,002	72
Eagle Pharmaceuticals, Inc. (a)	2,405	67
Elevance Health, Inc.	1,255	590
Eli Lilly & Co.	4,362	1,358
Emergent BioSolutions, Inc. (a)	3,310	41
Figs, Inc. Class A (a)	10,449	96
Fulgent Genetics, Inc. (a)	3,330	109
Gilead Sciences, Inc.	14,520	1,169
Haemonetics Corp. (a)	1,342	104
Halozyme Therapeutics, Inc. (a)	2,426	116
Harmony Biosciences Holdings, Inc. (a)	1,418	62
Humana, Inc.	1,123	556
IDEXX Laboratories, Inc. (a)	959	454
Integer Holdings Corp. (a)	2,072	155
Intellia Therapeutics, Inc. (a)	1,487	60
Ironwood Pharmaceuticals, Inc. (a)	13,058	147
iTeos Therapeutics, Inc. (a)	5,654	100
McKesson Corp.	1,587	555
Medpace Holdings, Inc. (a)	406	79
Medtronic PLC	7,412	614
Merck & Co., Inc.	7,036	748
Mettler-Toledo International, Inc. (a)	309	443
ModivCare, Inc. (a)	908	89
Myriad Genetics, Inc. (a)	3,800	72
Owens & Minor, Inc. (a)	5,753	88

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pfizer, Inc.	17,020	$691
Prestige Consumer Healthcare, Inc. (a)	2,156	130
Select Medical Holdings Corp.	5,002	136
SIGA Technologies, Inc.	15,905	109
Thermo Fisher Scientific, Inc.	1,249	677
U.S. Physical Therapy, Inc.	1,137	115
UnitedHealth Group, Inc.	3,640	1,732
Vanda Pharmaceuticals, Inc. (a)	11,648	75
Vir Biotechnology, Inc. (a)	3,959	90
Waters Corp. (a)	1,492	464
		20,691
Industrials (3.9%):
3M Co.	5,003	539
ACCO Brands Corp.	15,689	89
ArcBest Corp.	1,794	173
Atkore, Inc. (a)	862	126
BlueLinx Holdings, Inc. (a)	651	55
Boise Cascade Co.	1,993	138
Cadre Holdings, Inc.	3,779	81
Caterpillar, Inc.	2,542	609
Cintas Corp.	2,290	1,004
CoreCivic, Inc. (a)	6,125	59
CRA International, Inc.	1,108	138
Cummins, Inc.	2,205	536
Daseke, Inc. (a)	7,499	61
Deere & Co.	1,446	606
Deluxe Corp.	4,754	88
EMCOR Group, Inc.	1,270	212
Exponent, Inc.	1,700	175
Fastenal Co.	8,737	450
FedEx Corp.	2,625	533
Franklin Covey Co. (a)	449	21
General Dynamics Corp.	2,414	550
Golden Ocean Group Ltd. (b)	10,705	111
Illinois Tool Works, Inc.	2,124	495
JELD-WEN Holding, Inc. (a)	8,295	109
Kforce, Inc.	1,263	79
Korn Ferry	1,907	107
Lockheed Martin Corp.	2,490	1,181
Marten Transport Ltd.	2,329	51
Matson, Inc.	1,964	131
Mueller Industries, Inc.	1,963	145
MYR Group, Inc. (a)	1,111	134
Otis Worldwide Corp.	5,607	474
PACCAR, Inc.	14,461	1,044
Rush Enterprises, Inc. Class A	2,660	151
Saia, Inc. (a)	401	109
The GEO Group, Inc. (a)	9,968	87
Trane Technologies PLC	2,961	548

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Triton International Ltd.	2,376	$164
UFP Industries, Inc.	2,511	215
United Parcel Service, Inc. Class B	3,511	641
Veritiv Corp.	916	139
W.W. Grainger, Inc.	1,485	993
Watts Water Technologies, Inc. Class A	1,064	186
Zurn Elkay Water Solutions Corp.	4,421	102
		13,639
Information Technology (7.1%):
A10 Networks, Inc.	5,498	84
Accenture PLC Class A	2,206	586
Adeia, Inc.	9,470	93
Adobe, Inc. (a)	1,661	538
Apple, Inc.	17,653	2,602
Automatic Data Processing, Inc.	2,596	571
Avid Technology, Inc. (a)	2,695	78
Badger Meter, Inc.	1,295	158
Broadcom, Inc.	1,232	732
Cadence Design Systems, Inc. (a)	2,863	552
Cisco Systems, Inc.	26,547	1,285
Cognizant Technology Solutions Corp. Class A	8,283	519
Conduent, Inc. (a)	18,269	73
Consensus Cloud Solutions, Inc. (a)	1,299	53
Diodes, Inc. (a)	927	85
Ebix, Inc.	5,190	90
Enphase Energy, Inc. (a)	2,621	552
EVERTEC, Inc.	4,962	183
ExlService Holdings, Inc. (a)	770	127
Fair Isaac Corp. (a)	666	451
Fortinet, Inc. (a)	7,911	470
HP, Inc.	33,674	994
Intel Corp.	21,993	548
International Business Machines Corp.	8,739	1,130
KLA Corp.	1,275	484
Knowles Corp. (a)	6,364	108
Mastercard, Inc. Class A	4,254	1,511
Methode Electronics, Inc.	2,761	135
Micron Technology, Inc.	9,849	569
Microsoft Corp.	8,207	2,047
Motorola Solutions, Inc.	2,156	567
NetScout Systems, Inc. (a)	3,609	103
ON Semiconductor Corp. (a)	6,753	523
Oracle Corp.	14,654	1,281
Paysafe Ltd. (a) (b)	3,438	69
Perficient, Inc. (a)	1,602	113
Photronics, Inc. (a)	5,816	102
Power Integrations, Inc.	1,327	109
QUALCOMM, Inc.	4,972	614
Qualys, Inc. (a)	1,015	120

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sanmina Corp. (a)	2,288	$138
SolarWinds Corp. (a)	6,055	52
SPS Commerce, Inc. (a)	719	108
Squarespace, Inc. Class A (a)	2,943	69
StoneCo Ltd. Class A (a)	10,317	88
Synaptics, Inc. (a)	1,603	189
Texas Instruments, Inc.	7,206	1,235
TTEC Holdings, Inc.	2,333	94
VeriSign, Inc. (a)	2,260	445
Visa, Inc. Class A	3,788	833
Vishay Intertechnology, Inc.	7,077	150
Xerox Holdings Corp.	7,297	120
		24,530
Materials (1.6%):
AdvanSix, Inc.	1,017	42
Albemarle Corp.	2,033	517
Alpha Metallurgical Resources, Inc.	538	90
CF Industries Holdings, Inc.	5,569	478
Corteva, Inc.	8,878	553
Greif, Inc. Class A	2,283	162
Linde PLC	2,065	720
LyondellBasell Industries NV Class A	5,530	531
Nucor Corp.	6,261	1,048
Steel Dynamics, Inc.	4,277	540
Sylvamo Corp.	1,345	66
The Sherwin-Williams Co.	2,124	470
TimkenSteel Corp. (a)	5,247	96
Tronox Holdings PLC	6,823	107
Warrior Met Coal, Inc.	3,144	120
		5,540
Real Estate (1.2%):
Alexander & Baldwin, Inc.	3,104	58
Alexandria Real Estate Equities, Inc.	378	57
American Homes 4 Rent Class A	855	27
American Tower Corp.	1,251	248
Apartment Investment and Management Co.	7,336	55
Armada Hoffler Properties, Inc.	4,619	59
AvalonBay Communities, Inc.	376	65
Boston Properties, Inc.	400	26
Brandywine Realty Trust	9,567	56
Camden Property Trust	263	30
CBRE Group, Inc. Class A (a)	905	77
Compass, Inc. Class A (a)	14,633	53
Crown Castle, Inc.	1,183	155
CTO Realty Growth, Inc.	2,906	51
Digital Realty Trust, Inc.	759	79
DigitalBridge Group, Inc.	5,352	66
Equinix, Inc.	241	166
Equity LifeStyle Properties, Inc.	467	32

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Equity Residential	958	$60
Essex Property Trust, Inc.	175	40
Extra Space Storage, Inc.	360	59
Gaming and Leisure Properties, Inc.	733	39
Gladstone Commercial Corp.	2,978	41
Gladstone Land Corp.	2,860	50
Healthcare Realty Trust, Inc.	1,047	20
Healthpeak Properties, Inc.	1,454	35
Host Hotels & Resorts, Inc.	1,905	32
Independence Realty Trust, Inc.	4,869	88
Invitation Homes, Inc.	1,531	48
Iron Mountain, Inc.	779	41
Kimco Realty Corp.	1,815	37
Kite Realty Group Trust	4,268	93
Medical Properties Trust, Inc. (b)	1,587	16
Mid-America Apartment Communities, Inc.	308	49
National Health Investors, Inc.	1,308	72
Office Properties Income Trust	3,978	65
Outfront Media, Inc.	4,167	73
Pebblebrook Hotel Trust	4,465	64
Prologis, Inc.	2,498	308
Public Storage	425	127
Realty Income Corp.	1,440	92
Redfin Corp. (a)	8,617	64
Regency Centers Corp.	412	26
Ryman Hospitality Properties, Inc.	1,060	98
SBA Communications Corp.	295	77
Service Properties Trust	8,082	89
Simon Property Group, Inc.	886	108
STAG Industrial, Inc.	3,138	106
Sun Communities, Inc.	301	43
The Macerich Co.	6,107	73
UDR, Inc.	801	34
Ventas, Inc.	1,061	52
VICI Properties, Inc.	2,835	95
Vornado Realty Trust	439	9
Welltower, Inc.	1,118	83
Weyerhaeuser Co.	2,021	63
WP Carey, Inc.	480	39
Zillow Group, Inc. Class C (a)	603	25
		3,993
Utilities (1.1%):
Brookfield Infrastructure Corp. Class A	2,985	129
Clearway Energy, Inc. Class C	4,028	127
Consolidated Edison, Inc.	6,047	540
DTE Energy Co.	4,019	441
Exelon Corp.	12,792	517
Otter Tail Corp.	2,546	180
PG&E Corp. (a)	34,148	533
Sempra Energy	3,555	533

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
The AES Corp.	17,822	$440
UGI Corp.	11,527	429
		3,869
Total Common Stocks (Cost $105,609)		121,794
U.S. Treasury Obligations (0.4%)
U.S. Treasury Notes, 1.63%, 4/30/23 (c)	$1,567	1,558
Total U.S. Treasury Obligations (Cost $1,569)		1,558
Exchange-Traded Funds (50.4%)
Invesco DB Commodity Index Tracking Fund	28,600	680
Invesco FTSE RAFI Developed Markets ex-US ETF	43,991	1,948
Invesco FTSE RAFI Emerging Markets ETF	240,641	4,305
iShares 0-5 Year TIPS Bond ETF	15,737	1,531
iShares 20+ Year Treasury Bond ETF	5,505	560
iShares 7-10 Year Treasury Bond ETF	11,250	1,077
iShares Core MSCI EAFE ETF	103,179	6,710
iShares Core MSCI Emerging Markets ETF	73,363	3,474
iShares Core S&P 500 ETF	51,918	20,662
iShares Core US Aggregate Bond ETF	28,969	2,819
iShares JP Morgan USD Emerging Markets Bond ETF (b)	17,103	1,458
iShares MSCI Canada ETF (b)	71,557	2,436
iShares MSCI International Momentum Factor ETF (b)	146,564	4,636
iShares MSCI International Quality Factor ETF	165,207	5,584
iShares MSCI Japan ETF	121,436	6,793
iShares Russell 2000 ETF (b)	21,216	3,992
Schwab Fundamental Emerging Markets Large Co. Index ETF	430,014	10,858
Schwab Fundamental International Large Co. Index ETF	829,619	25,635
Schwab Fundamental International Small Co. Index ETF	91,800	2,996
SPDR Gold Shares (a)	20,527	3,485
SPDR S&P Emerging Markets SmallCap ETF	14,790	745
Vanguard FTSE All-World ex-U.S. ETF	85,911	4,477
Vanguard FTSE Developed Markets ETF	510,908	22,567
Vanguard FTSE Emerging Markets ETF	329,070	12,972
Vanguard FTSE Europe ETF (b)	118,253	7,060
Vanguard Mortgage-Backed Securities ETF (b)	37,883	1,734
Vanguard Real Estate ETF	19,078	1,635
Vanguard S&P 500 ETF	3,325	1,211
Vanguard Short-Term Bond ETF (b)	11,217	843
Vanguard Short-Term Corporate Bond ETF	23,551	1,773
Vanguard Total Stock Market ETF	28,192	5,625
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	16,645	752
Xtrackers USD High Yield Corporate Bond ETF	42,134	1,439
Total Exchange-Traded Funds (Cost $158,196)		174,472

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (12.6%)
VictoryShares Emerging Markets Value Momentum ETF	16,000	$643
VictoryShares ESG Core Plus Bond ETF	302,044	6,467
VictoryShares USAA Core Intermediate-Term Bond ETF	690,066	31,488
VictoryShares USAA Core Short-Term Bond ETF	103,145	5,046
Total Affiliated Exchange-Traded Funds (Cost $49,198)		43,644
Collateral for Securities Loaned (4.0%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (d)	3,429,670	3,430
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (d)	3,429,670	3,429
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (d)	3,429,670	3,430
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (d)	3,429,670	3,430
Total Collateral for Securities Loaned (Cost $13,719)		13,719
Total Investments (Cost $328,291) — 102.6%		355,187
Liabilities in excess of other assets — (2.6)%		(9,043)
NET ASSETS — 100.00%		$346,144

At February 28, 2023, the Fund's investments in foreign securities were 34.7% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on February 28, 2023.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Futures	66	3/17/23	$2,768,760	$2,964,465	$195,705
FTSE 100 Index Futures	60	3/17/23	5,396,103	5,672,555	276,452
S&P/Toronto Stock Exchange 60 Index Futures	25	3/16/23	4,425,452	4,463,828	38,376
					$510,533

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	17	3/16/23	$2,044,797	$2,057,886	$(13,089)
E-Mini Russell 2000 Index Futures	23	3/17/23	2,108,406	2,183,965	(75,559)
Hang Seng Index Futures	8	3/30/23	1,017,117	1,006,064	11,053
Swiss Market Index Futures	31	3/17/23	3,609,171	3,629,068	(19,897)
Tokyo Price Index Futures	26	3/9/23	3,671,001	3,810,048	(139,047)
					$(236,539)
Total unrealized appreciation					$521,586
Total unrealized depreciation					(247,592)
Total net unrealized appreciation (depreciation)					$273,994

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Aggressive Fund
Assets:
Affiliated investments, at value (Cost $49,198)	$43,644
Unaffiliated investments, at value (Cost $279,093)	311,543	(a)
Cash	903
Deposit with broker for futures contracts	3,423
Receivables:
Interest and dividends	251
Capital shares issued	227
Investments sold	814
Variation margin on open futures contracts	47
From Adviser for ETF reimbursements	32
From Adviser for expense limitation agreement	1
Prepaid expenses	2
Total Assets	360,887
Liabilities:
Payables:
Collateral received on loaned securities	13,719
Collateral received from broker for futures contracts	214
Investments purchased	157
Capital shares redeemed	221
Variation margin on open futures contracts	73
Accrued expenses and other payables:
Investment advisory fees	163
Administration fees	41
Custodian fees	4
Transfer agent fees	76
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	74
Total Liabilities	14,743
Net Assets:
Capital	321,224
Total accumulated earnings/(loss)	24,920
Net Assets	$346,144
Shares (unlimited number of shares authorized with no par value):	27,473
Net asset value, offering and redemption price per share: (c)	$12.60

(a)  Includes $13,345 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Cornerstone Aggressive Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Income distributions from affiliated funds	$846	$549
Dividends from unaffiliated investments	6,459	7,493
Interest from unaffiliated investments	65	393
Securities lending (net of fees)	175	101
Foreign tax withholding	— (b)	— (b)
Total Income	7,545	8,536
Expenses:
Investment advisory fees	1,530	2,314
Administration fees	383	579
Sub-Administration fees	67	91
Custodian fees	19	25
Transfer agent fees	754	1,040
Trustees' fees	36	48
Compliance fees	2	3
Legal and audit fees	50	54
State registration and filing fees	26	27
Other expenses	74	67
Recoupment of prior expenses waived/reimbursed by Adviser	2	78
Total Expenses	2,943	4,326
Expenses waived/reimbursed by Adviser	(139)	(91)
Net Expenses	2,804	4,235
Net Investment Income (Loss)	4,741	4,301
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	(3,364)	19,222
Capital gain distributions received from affiliated funds	—	65
Net realized gains (losses) from futures contracts	443	1,528
Net change in unrealized appreciation/depreciation on affiliated funds	(1,817)	(3,644)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(9,926)	(35,714)
Net change in unrealized appreciation/depreciation on futures contracts	288	(103)
Net realized/unrealized gains (losses) on investments	(14,376)	(18,646)
Change in net assets resulting from operations	$(9,635)	$(14,345)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Aggressive Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$4,741	$4,301	$3,261
Net realized gains (losses)	(2,921)	20,815	26,897
Net change in unrealized appreciation/ depreciation	(11,455)	(39,461)	74,955
Change in net assets resulting from operations	(9,635)	(14,345)	105,113
Change in net assets resulting from distributions to shareholders	(15,588)	(31,884)	(7,114)
Change in net assets resulting from capital transactions	10,284	19,816	(54,063)
Change in net assets	(14,939)	(26,413)	43,936
Net Assets:
Beginning of period	361,083	387,496	343,560
End of period	$346,144	$361,083	$387,496
Capital Transactions:
Proceeds from shares issued	$23,313	$46,933	$43,105
Distributions reinvested	15,553	31,825	6,811
Cost of shares redeemed	(28,582)	(58,942)	(103,979)
Change in net assets resulting from capital transactions	$10,284	$19,816	$(54,063)
Share Transactions:
Issued	1,831	3,145	3,112
Reinvested	1,231	2,151	494
Redeemed	(2,242)	(3,957)	(7,566)
Change in Shares	820	1,339	(3,960)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Cornerstone Aggressive Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$13.55	$15.31	$11.74	$11.73	$12.81		$12.57
Investment Activities:
Net investment income (loss)	0.18 (b)	0.17 (b)	0.12 (b)	0.20 (b)	0.15		0.16
Net realized and unrealized gains (losses)	(0.54)	(0.66)	3.71	0.03	(0.57)		0.94
Total from Investment Activities	(0.36)	(0.49)	3.83	0.23	(0.42)		1.10
Distributions to Shareholders from:
Net investment income	(0.08)	(0.17)	(0.18)	(0.15)	(0.18)		(0.14)
Net realized gains	(0.51)	(1.10)	(0.08)	(0.07)	(0.48)		(0.72)
Total Distributions	(0.59)	(1.27)	(0.26)	(0.22)	(0.66)		(0.86)
Net Asset Value, End of Period	$12.60	$13.55	$15.31	$11.74	$11.73		$12.81
Total Return (c) (d)	(2.65)%	(3.84)%	32.91%	1.78%	(3.04)%		8.85%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	1.10%	1.10%	1.10%	1.10%	1.10%		1.10%
Net Investment Income (Loss) (e)	1.86%	1.11%	0.88%	1.68%	1.54%		1.18%
Gross Expenses (e) (f)	1.15%	1.12%	1.17%	1.18%	1.24%		1.25%
Supplemental Data:
Net Assets at end of period (000's)	$346,144	$361,083	$387,496	$343,560	$351,410		$344,768
Portfolio Turnover (c)	60%	43%	64%	90%	95	%(h)	65%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

22

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$121,794	$—	$—	$121,794
U.S. Treasury Obligations	—	1,558	—	1,558
Exchange-Traded Funds	174,472	—	—	174,472
Affiliated Exchange-Traded Funds	43,644	—	—	43,644
Collateral for Securities Loaned	13,719	—	—	13,719
Total	$353,629	$1,558	$—	$355,187
Other Financial Investments*
Assets:
Futures Contracts	$522	$—	$—	$522
Liabilities:
Futures Contracts	$(248)	$—	$—	$(248)
Total	$274	$—	$—	$274

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of February 28, 2023, there were no transfers into/out of Level 3.
24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the nine months ended February 28, 2023, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of February 28, 2023 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$522	$248

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the nine months ended February 28, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$443	$288

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$1,528	$(103)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$13,345	$—	$13,719

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$44	$(3)

For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$2,957	$55

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$203,718	$202,738	$—	$68

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 1.10%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the nine months ended February 28, 2023, the Fund incurred reimbursable expense of $139 thousand, of which $92 thousand consisted of affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. For the year ended May 31, 2022, the Fund incurred reimbursable expense of $91 thousand, all of which was affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. As of February 28, 2023, the Fund has a receivable related to these reimbursable expenses from the Adviser for $32 thousand, pursuant to the Fund's expense limitation agreement and is reflected on the Statement of Assets and Liabilities as Receivable from Adviser for ETF reimbursements.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. For the nine months ended February 28, 2023, the Fund incurred reimbursable expenses of $47 thousand under the terms of the expense limitation agreement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. For the year ended May 31, 2022, the Fund did not incur reimbursements under the expense limitation agreement. As of February 28, 2023, the Fund has a receivable related to these reimbursable expenses from the Adviser for $1 thousand pursuant to the Fund's expense limitation agreement and is reflected on the Statement of Assets and Liabilities as Receivable from Adviser for expense limitation agreement.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023	Expires 2024	Expires 2026	Total
$75	$236	$47	$358

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Total
$187	$236	$423

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

ETF Risk — The Fund may invest in shares of ETFs, which generally are registered investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended February 28, 2023, and the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(10)	$10

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,192	$11,396	$15,588

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$16,878	$15,006	$31,884	$6,714	$940	$7,114

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,508	$(67)	$2,441	$(1,703)	$24,182	$24,920

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, straddle, partnership adjustments, REIT adjustments and derivatives.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$1,703	$1,703

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$330,902	$38,992	$(14,810)	$24,182

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the nine months ended February 28, 2023, were as follows (amounts in thousands):

	Fair Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 2/28/2023	Dividend Income
VictoryShares Emerging Markets Value Momentum ETF	$714	$—	$—	$—	$—	$(71)	$643	$20
VictoryShares ESG Core Plus Bond ETF	6,641	286	(143)	—	—	(317)	6,467	181
VictoryShares USAA Core Intermediate-Term Bond ETF	26,922	6,384	(458)	—	—	(1,360)	31,488	532
VictoryShares USAA Core Short-Term Bond ETF	5,115	—	—	—	—	(69)	5,046	113
	$39,392	$6,670	$(601)	$—	$—	$(1,817)	$43,644	$846

Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF*	$824	$—	$—	$—	$—	$(110)	$714	$34
VictoryShares ESG Core Plus Bond ETF	—	14,618	(7,309)	—	—	(668)	6,641	62
VictoryShares USAA Core Intermediate-Term Bond ETF	11,794	35,514	(17,758)	—	54	(2,628)	26,922	361
VictoryShares USAA Core Short-Term Bond ETF	5,353	—	—	—	11	(238)	5,115	92
	$17,971	$50,132	$(25,067)	$—	$65	$(3,644)	$39,392	$549

*  During the reporting period the Fund name was changed to VictoryShares Emerging Markets Value Momentum ETF.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Cornerstone Aggressive Fund	Victory Cornerstone Aggressive Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

36

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

42

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,033.70	$1,019.34	$5.55	$5.51	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

43

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
29%	30%	$1,942	$11,396

44

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Aggressive Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

45

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for certain periods and also noted the Fund's improved more recent performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

46

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

47

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

48

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97448-0423

February 28, 2023

Annual Report

USAA Cornerstone Conservative Fund

(Also Known as Victory Cornerstone Conservative Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Cornerstone Conservative Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25
Trustee and Officer Information	25
Proxy Voting and Portfolio Holdings Information	31
Expense Example	31
Additional Federal Income Tax Information	32
Advisory Contract Renewal	33
Liquidity Risk Management Program	36
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Conservative Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Cornerstone Conservative Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -2.00%. This

4

USAA Cornerstone Conservative Fund

Managers' Commentary (continued)

compares to returns of -3.72% for the Bloomberg U.S. Universal Index, and -3.18% for the Cornerstone Conservative Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative total return over the period, as global financial markets experienced weak performance and high volatility. Inflation concerns, rising interest rates and geopolitical issues continued to plague all major market segments for the majority of 2022 creating a volatile investment environment. The Fund outperformed the Cornerstone Conservative Composite Index.

Positive contributors to the relative performance included the underlying funds' security selection and allocations within fixed income. Over the period, the Fund maintained a large allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in 2022. The Fund benefited from the rotation of growth stocks into value stocks over the period as well. On the other hand, tactical positions in international equities — such as Canada — dampened results.

Our approach is to hold a core, diversified portfolio, while accounting for both current risks and longer-term opportunities. We stay focused on fundamentals, valuations, and diversification. The Fund tilts to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. We believe this approach, is prudent for long-term investors and is particularly important now given the elevated uncertainty in the outlook for the economy and markets.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Conservative Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg U.S. Universal Index[1]	Cornerstone Conservative Composite Index[2]
One Year	–6.34%	–9.30%	–8.57%
Five Year	2.46%	0.68%	2.00%
Ten Year	3.02%	1.39%	2.89%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Conservative Fund — Growth of $10,000

1The unmanaged Bloomberg U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks current income and also considers the potential for capital appreciation.

Top 10 Holdings*:

February 28, 2023

(% of Net Assets)

USAA Intermediate-Term Bond Fund Institutional Shares	19.7%
VictoryShares USAA Core Short-Term Bond ETF	15.8%
USAA Government Securities Fund Institutional Shares	15.3%
USAA Income Fund Institutional Shares	8.6%
VictoryShares USAA Core Intermediate-Term Bond ETF	7.3%
USAA High Income Fund Institutional Shares	5.6%
USAA 500 Index Fund Reward Shares	4.3%
USAA International Fund Institutional Shares	3.5%
USAA Short-Term Bond Fund Institutional Shares	3.2%
USAA Target Managed Allocation Fund	2.5%

Asset Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (29.6%)
VictoryShares Emerging Markets Value Momentum ETF	55,618	$2,236
VictoryShares International Value Momentum ETF	113,561	4,842
VictoryShares US Small Mid Cap Value Momentum ETF	18,550	1,237
VictoryShares US Value Momentum ETF	81,189	5,166
VictoryShares USAA Core Intermediate-Term Bond ETF	334,133	15,247
VictoryShares USAA Core Short-Term Bond ETF	669,201	32,737
Total Affiliated Exchange-Traded Funds (Cost $63,391)		61,465
Affiliated Mutual Funds (70.2%)
USAA 500 Index Fund Reward Shares	175,835	8,920
USAA Emerging Markets Fund Institutional Shares	122,411	2,175
USAA Government Securities Fund Institutional Shares	3,618,570	31,771
USAA Growth Fund Institutional Shares	62,895	1,585
USAA High Income Fund Institutional Shares	1,735,957	11,614
USAA Income Fund Institutional Shares	1,598,528	17,919
USAA Income Stock Fund Institutional Shares	98,871	1,723
USAA Intermediate-Term Bond Fund Institutional Shares	4,489,243	40,843
USAA International Fund Institutional Shares	303,402	7,163
USAA Nasdaq-100 Index Fund Class R6	49,279	1,519
USAA Precious Metals and Minerals Fund Institutional Shares	62,365	996
USAA Short-Term Bond Fund Institutional Shares	755,464	6,635
USAA Small Cap Stock Fund Institutional Shares	107,363	1,354
USAA Target Managed Allocation Fund	607,015	5,245
USAA Value Fund Institutional Shares	91,756	1,525
Victory Market Neutral Income Fund, Class I	542,330	4,664
Total Affiliated Mutual Funds (Cost $157,429)		145,651
Total Investments (Cost $220,820) — 99.8%		207,116
Other assets in excess of liabilities — 0.2%		398
NET ASSETS — 100.00%		$207,514

At February 28, 2023, the foreign securities held by the underlying Funds were 7.9% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Conservative Fund
Assets:
Affiliated investments, at value (Cost $220,820)	$207,116
Cash	574
Receivables:
Capital shares issued	62
From Adviser	—	(a)
Prepaid expenses	1
Total Assets	207,753
Liabilities:
Payables:
Capital shares redeemed	187
Accrued expenses and other payables:
Custodian fees	1
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	50
Total Liabilities	239
Net Assets:
Capital	220,611
Total accumulated earnings/(loss)	(13,097)
Net Assets	$207,514
Shares (unlimited number of shares authorized with no par value):	20,535
Net asset value, offering and redemption price per share: (b)	$10.11

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Cornerstone Conservative Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Income distributions from affiliated funds	$5,058	$6,718
Interest from unaffiliated investments	7	— (b)
Securities lending (net of fees)	1	1
Total Income	5,066	6,719
Expenses:
Sub-Administration fees	14	18
Custodian fees	4	7
Trustees' fees	36	48
Compliance fees	2	2
Printing fees	28	23
Legal and audit fees	45	50
State registration and filing fees	33	35
Interfund lending fees	— (b)	— (b)
Other expenses	19	21
Recoupment of prior expenses waived/reimbursed by Adviser	1	—
Total Expenses	182	204
Expenses waived/reimbursed by Adviser	(23)	—
Net Expenses	159	204
Net Investment Income (Loss)	4,907	6,515
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(1,365)	(339)
Capital gain distributions received from affiliated funds	847	4,343
Net change in unrealized appreciation/depreciation on affiliated funds	(9,153)	(25,778)
Net realized/unrealized gains (losses) on investments	(9,671)	(21,774)
Change in net assets resulting from operations	$(4,764)	$(15,259)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Conservative Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$4,907	$6,515	$5,871
Net realized gains (losses)	(518)	4,004	3,646
Net change in unrealized appreciation/depreciation	(9,153)	(25,778)	15,992
Change in net assets resulting from operations	(4,764)	(15,259)	25,509
Change in net assets resulting from distributions to shareholders	(7,626)	(9,581)	(8,183)
Change in net assets resulting from capital transactions	(3,233)	4,027	20,674
Change in net assets	(15,623)	(20,813)	38,000
Net Assets:
Beginning of period	223,137	243,950	205,950
End of period	$207,514	$223,137	$243,950
Capital Transactions:
Proceeds from shares issued	$21,361	$60,512	$66,446
Distributions reinvested	7,574	9,518	8,144
Cost of shares redeemed	(32,168)	(66,003)	(53,916)
Change in net assets resulting from capital transactions	$(3,233)	$4,027	$20,674
Share Transactions:
Issued	2,088	5,222	5,750
Reinvested	751	819	711
Redeemed	(3,156)	(5,759)	(4,674)
Change in Shares	(317)	282	1,787

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Cornerstone Conservative Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$10.70	$11.86	$10.96	$10.72	$10.64	$10.76
Investment Activities:
Net investment income (loss)	0.24 (b)	0.31 (b)	0.30 (b)	0.32 (b)	0.32	0.30
Net realized and unrealized gains (losses)	(0.46)	(1.01)	1.03	0.25	0.08	(0.11)
Total from Investment Activities	(0.22)	(0.70)	1.33	0.57	0.40	0.19
Distributions to Shareholders from:
Net investment income	(0.19)	(0.31)	(0.31)	(0.33)	(0.32)	(0.31)
Net realized gains	(0.18)	(0.15)	(0.12)	—	—	—
Total Distributions	(0.37)	(0.46)	(0.43)	(0.33)	(0.32)	(0.31)
Net Asset Value, End of Period	$10.11	$10.70	$11.86	$10.96	$10.72	$10.64
Total Return (c) (d)	(2.00)%	(6.19)%	12.28%	5.45%	3.84%	1.79%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.10%	0.08%	0.10%	0.09%	0.10%	0.10%
Net Investment Income (Loss) (e)	3.09%	2.68%	2.61%	2.92%	2.99%	2.87%
Gross Expenses (e) (f)	0.12%	0.08%	0.10%	0.10%	0.12%	0.12%
Supplemental Data:
Net Assets at end of period (000's)	$207,514	$223,137	$243,950	$205,950	$193,265	$196,292
Portfolio Turnover (c)	2%	11%	15%	8%	22%	5%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

See notes to financial statements.

12

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act. The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds ("ETFs") managed by the Fund's Adviser, Victory Capital Management Inc. ("VCM" or the "Adviser"), an affiliate of the Fund.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

The Fund may rely on various exemptions contained in the 1940 Act and in exemptive rules or orders thereunder issued by the Securities and Exchange Commission ("SEC") that permit funds, subject to certain conditions, to invest in one or more ETFs and certain other types of investment companies in amounts that exceed limits set forth in the 1940 Act that would otherwise be applicable.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

13

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated Funds and other open-end investment companies, other than ETFs, are valued at their net asset value ("NAV") at the end of each business day. These valuations are typically categorized as Level 1 in the fair value hierarchy.

The underlying affiliated Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$61,465	$—	$—	$61,465
Affiliated Mutual Funds	145,651	—	—	145,651
Total	$207,116	$—	$—	$207,116

As of February 28, 2023, there were no transfers into/out of Level 3.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of February 28, 2023, the Fund did not have any securities on loan.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$5,244	$10,066

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser does not receive any fees from the Fund for these services.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA does not receive any fees from the Fund for these services.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 0.10%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2026	Total
$23	$23

As of May 31, 2022, there were no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

ETF Risk — The Fund may invest in shares of ETFs, which generally are registered investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, performance may be lower than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,243	1	3.58%	$1,243

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,245	1	1.33%	$1,245

*  Based on the number of days borrowings were outstanding for the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(1)	$1

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,942	$3,684	$7,626

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,665	$2,916	$9,581	$6,144	$2,039	$8,183

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,712	$1,712	$(421)	$(14,388)	$(13,097)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$22	$399	$421

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$221,504	$6,233	$(20,621)	$(14,388)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

affiliated securities during the nine months ended February 28, 2023, were as follows (amounts in thousands):

	Fair Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 2/28/2023	Dividend Income
USAA 500 Index Fund Reward Shares	$9,498	$883	$(1,008)	$(121)	$126	$(332)	$8,920	$112
USAA Emerging Markets Fund Institutional Shares	2,397	41	—	—	—	(263)	2,175	41
USAA Government Securities Fund Institutional Shares	33,143	637	(432)	(40)	—	(1,537)	31,771	583
USAA Growth Fund Institutional Shares	1,584	94	—	—	95	(93)	1,585	—
USAA High Income Fund Institutional Shares	11,702	539	—	—	—	(627)	11,614	539
USAA Income Fund Institutional Shares	25,719	519	(6,926)	(1,119)	—	(274)	17,919	519
USAA Income Stock Fund Institutional Shares	1,942	157	(203)	52	112	(225)	1,723	44
USAA Intermediate-Term Bond Fund Institutional Shares	41,913	1,038	—	—	—	(2,108)	40,843	1,103
USAA International Fund Institutional Shares	7,592	216	(499)	(64)	101	(82)	7,163	116
USAA NASDAQ-100 Index Fund Class R6	1,588	58	—	—	48	(127)	1,519	10
USAA Precious Metals and Minerals Fund Institutional Shares	1,143	12	—	—	—	(159)	996	12
USAA Short-Term Bond Fund Institutional Shares	6,564	152	—	—	—	(81)	6,635	140
USAA Small Cap Stock Fund Institutional Shares	1,293	71	—	—	71	(10)	1,354	—
USAA Target Managed Allocation Fund	5,689	221	—	—	31	(665)	5,245	189
USAA Value Fund Institutional Shares	2,057	135	(497)	(20)	114	(150)	1,525	21
Victory Market Neutral Income Fund Class I	4,689	471	—	—	149	(496)	4,664	323
VictoryShares USAA Core Intermediate-Term Bond ETF	16,072	—	—	—	—	(825)	15,247	291
VictoryShares USAA Core Short-Term Bond ETF	33,186	—	—	—	—	(449)	32,737	732
VictoryShares Emerging Markets Value Momentum ETF	3,030	—	(501)	(53)	—	(240)	2,236	86
VictoryShares International Value Momentum ETF	5,063	—	—	—	—	(221)	4,842	107
VictoryShares US Small Mid Cap Value Momentum ETF	1,228	—	—	—	—	9	1,237	15
VictoryShares US Value Momentum ETF	5,364	—	—	—	—	(198)	5,166	75
	$222,456	$5,244	$(10,066)	$(1,365)	$847	$(9,153)	$207,116	$5,058

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
USAA 500 Index Fund Reward Shares	$9,138	$2,349	$(1,470)	$196	$339	$(715)	$9,498	$121
USAA Aggressive Growth Fund Institutional Shares	1,899	214	(1,456)	18	212	(675)	—	2
USAA Emerging Markets Fund Institutional Shares	2,639	270	—	—	—	(512)	2,397	24
USAA Government Securities Fund Institutional Shares	42,504	1,927	(7,601)	(714)	479	(2,973)	33,143	752
USAA Growth Fund Institutional Shares	2,141	200	(248)	80	167	(589)	1,584	33
USAA High Income Fund Institutional Shares	12,325	1,783	(1,230)	(23)	—	(1,153)	11,702	589
USAA Income Fund Institutional Shares	37,419	1,702	(8,866)	(538)	675	(3,998)	25,719	1,027
USAA Income Stock Fund Institutional Shares	2,749	475	(1,211)	201	166	(272)	1,942	64
USAA Intermediate-Term Bond Fund Institutional Shares	40,005	7,665	—	—	780	(5,757)	41,913	1,378
USAA International Fund Institutional Shares	8,430	1,908	(1,213)	(11)	395	(1,522)	7,592	290
USAA Nasdaq-100 Index Fund Class R6	—	1,500	—	—	—	88	1,588	—
USAA Precious Metals and Minerals Fund Institutional Shares	1,408	12	—	—	(1)	(277)	1,143	11
USAA Short-Term Bond Fund Institutional Shares	6,750	166	—	—	40	(352)	6,564	139
USAA Small Cap Stock Fund Institutional Shares	1,486	616	(253)	91	232	(647)	1,293	139
USAA Target Managed Allocation Fund	6,359	1,394	(508)	95	662	(1,651)	5,689	733
USAA Value Fund Institutional Shares	2,195	396	(483)	(2)	84	(49)	2,057	66
Victory Market Neutral Income Fund Class I	—	4,684	—	—	—	5	4,689	28
VictoryShares USAA Core Intermediate-Term Bond ETF	17,831	—	—	—	41	(1,759)	16,072	310
VictoryShares USAA Core Short-Term Bond ETF	30,971	3,744	—	—	72	(1,529)	33,186	574
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF*	3,500	—	—	—	—	(470)	3,030	144
VictoryShares USAA MSCI International Value Momentum ETF**	5,763	—	—	—	—	(700)	5,063	191

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023
	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF***	$1,313	$—	$—	$—	$—	$(85)	$1,228	$12
VictoryShares USAA MSCI USA Value Momentum ETF****	6,261	—	(979)	268	—	(186)	5,364	91
	$243,086	$31,005	$(25,518)	$(339)	$4,343	$(25,778)	$222,456	$6,718

*  During the reporting period the Fund name was changed to VictoryShares Emerging Markets Value Momentum ETF.

**  During the reporting period the Fund name was changed to VictoryShares International Value Momentum ETF.

***  During the reporting period the Fund name was changed to VictoryShares US Small Mid Cap Value Momentum ETF .

****  During the reporting period the Fund name was changed to VictoryShares US Value Momentum ETF.

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Cornerstone Conservative Fund	Victory Cornerstone Conservative Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

24

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

25

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

26

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

27

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

29

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

30

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,009.70	$1,024.30	$0.50	$0.50	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
6%	12%	$3,684

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income per outstanding share on February 28, 2023, was as follows:

Foreign Source Income
$0.02

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Conservative Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three- and five-year periods ended June 30, 2022, and was above its Lipper index for the one-year period ended June 30, 2022, and was below its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, the reasons for the Fund's underperformance against the Lipper Index for certain periods, and the Fund's more recent improved performance.

Compensation and Profitability — The Board took into consideration that the Adviser does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Adviser does not receive any advisory fees under the Advisory Agreement. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

36

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97446-0423

February 28, 2023

Annual Report

USAA Cornerstone Equity Fund

(Also Known as Victory Cornerstone Equity Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Cornerstone Equity Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Trustee and Officer Information	24
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Liquidity Risk Management Program	35
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Equity Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Cornerstone Equity Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -2.66%. This

4

USAA Cornerstone Equity Fund

Managers' Commentary (continued)

compares to returns of -2.51% for the MSCI All-Country World Index, and -2.32% for the Cornerstone Equity Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative total return over the period, as global financial markets experienced weak performance and high volatility. Inflation concerns, rising interest rates and geopolitical issues continued to plague all major market segments for the majority of 2022 creating a volatile investment environment. The Fund slightly underperformed the Cornerstone Equity Composite Index.

Overall, the Fund benefited from a tilt to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. Both categories outperformed as investors gravitated to companies seen as being in the best position to withstand a period of slow growth and higher interest rates. The Fund was also helped by underweights to real estate investment trusts and commodities. On the other hand, tactical positions in international equities — such as Canada — dampened results.

Our approach is to hold a core, diversified portfolio, while accounting for both current risks and longer-term opportunities. We stay focused on fundamentals, valuations, and diversification. We believe this approach, is prudent for long-term investors and is particularly important now given the elevated uncertainty in the outlook for the economy and markets.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Equity Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Equity Composite Index[2]
One Year	–7.58%	–8.26%	–7.45%
Five Year	4.19%	5.82%	6.42%
Ten Year	6.68%	7.93%	8.41%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Equity Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Equity Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation over the long term.

Top 10 Holdings*:

February 28, 2023

(% of Net Assets)

USAA 500 Index Fund Reward Shares	20.6%
USAA International Fund Institutional Shares	15.2%
VictoryShares US Value Momentum ETF	13.0%
VictoryShares International Value Momentum ETF	11.9%
USAA Target Managed Allocation Fund	6.5%
VictoryShares Emerging Markets Value Momentum ETF	5.4%
USAA Emerging Markets Fund Institutional Shares	4.8%
USAA Income Stock Fund Institutional Shares	4.1%
USAA Nasdaq-100 Index Fund Class R6	4.0%
VictoryShares Westend US Sector ETF	3.9%

Asset Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Equity Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Affiliated Exchange-Traded Funds (37.6%)
VictoryShares Emerging Markets Value Momentum ETF	$266,858	$10,730
VictoryShares International Value Momentum ETF	555,112	23,670
VictoryShares US Small Mid Cap Value Momentum ETF	100,558	6,705
VictoryShares US Value Momentum ETF	405,692	25,814
VictoryShares Westend US Sector ETF	285,542	7,721
Total Affiliated Exchange-Traded Funds (Cost $73,224)		74,640
Affiliated Mutual Funds (62.1%)
USAA 500 Index Fund Reward Shares	804,275	40,801
USAA Emerging Markets Fund Institutional Shares	537,747	9,556
USAA Growth Fund Institutional Shares	125,607	3,165
USAA Income Stock Fund Institutional Shares	465,390	8,112
USAA International Fund Institutional Shares	1,296,928	30,222
USAA Nasdaq-100 Index Fund Class R6	259,266	7,991
USAA Precious Metals and Minerals Fund Institutional Shares	44,799	715
USAA Small Cap Stock Fund Institutional Shares	441,182	5,563
USAA Target Managed Allocation Fund	1,487,760	12,854
USAA Value Fund Institutional Shares	242,885	4,037
Total Affiliated Mutual Funds (Cost $113,025)		123,016
Total Investments (Cost $186,249) — 99.7%		197,656
Other assets in excess of liabilities — 0.3%		570
NET ASSETS — 100.00%		$198,226

At February 28, 2023, the foreign securities held by the underlying Funds were 37.4% of net assets.

ETF — Exchange-Traded Fund
See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Equity Fund
Assets:
Affiliated investments, at value (Cost $186,249)	$197,656
Cash	162
Receivables:
Interest	—	(a)
Capital shares issued	136
Investments sold	398
From Adviser	4
Prepaid expenses	2
Total Assets	198,358
Liabilities:
Payables:
Capital shares redeemed	74
Accrued expenses and other payables:
Custodian fees	1
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	56
Total Liabilities	132
Net Assets:
Capital	184,791
Total accumulated earnings/(loss)	13,435
Net Assets	$198,226
Shares (unlimited number of shares authorized with no par value):	13,963
Net asset value, offering and redemption price per share: (b)	$14.20

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Cornerstone Equity Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Income distributions from affiliated funds	$3,246	$7,123
Interest from unaffiliated investments	5	—
Securities lending (net of fees)	22	18
Total Income	3,273	7,141
Expenses:
Sub-Administration fees	14	19
Custodian fees	4	7
Trustees' fees	36	48
Compliance fees	1	2
Printing fees	34	25
Legal and audit fees	45	50
State registration and filing fees	22	23
Other expenses	19	18
Recoupment of prior expenses waived/reimbursed by Adviser	—	19
Total Expenses	175	211
Expenses waived/reimbursed by Adviser	(30)	—
Net Expenses	145	211
Net Investment Income (Loss)	3,128	6,930
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(256)	1,258
Capital gain distributions received from affiliated funds	2,521	9,193
Net change in unrealized appreciation/depreciation on affiliated funds	(11,078)	(31,549)
Net realized/unrealized gains (losses) on investments	(8,813)	(21,098)
Change in net assets resulting from operations	$(5,685)	$(14,168)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Equity Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$3,128	$6,930	$3,618
Net realized gains (losses)	2,265	10,451	1,909
Net change in unrealized appreciation/ depreciation	(11,078)	(31,549)	67,536
Change in net assets resulting from operations	(5,685)	(14,168)	73,063
Change in net assets resulting from distributions to shareholders	(12,498)	(10,625)	(16,403)
Change in net assets resulting from capital transactions	8,500	466	(15,437)
Change in net assets	(9,683)	(24,327)	41,223
Net Assets:
Beginning of period	207,909	232,236	191,013
End of period	$198,226	$207,909	$232,236
Capital Transactions:
Proceeds from shares issued	$13,374	$27,268	$26,443
Distributions reinvested	12,470	10,602	16,362
Cost of shares redeemed	(17,344)	(37,404)	(58,242)
Change in net assets resulting from capital transactions	$8,500	$466	$(15,437)
Share Transactions:
Issued	929	1,585	1,681
Reinvested	902	608	1,061
Redeemed	(1,205)	(2,174)	(3,809)
Change in Shares	626	19	(1,067)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Cornerstone Equity Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$15.59	$17.44	$13.28	$13.90	$15.49		$14.31
Investment Activities:
Net investment income (loss)	0.23 (b)	0.52 (b)	0.27 (b)	0.34 (b)	0.26		0.22
Net realized and unrealized gains (losses)	(0.68)	(1.56)	5.16	(0.24)	(0.99)		1.26
Total from Investment Activities	(0.45)	(1.04)	5.43	0.10	(0.73)		1.48
Distributions to Shareholders from:
Net investment income	(0.25)	(0.59)	(0.20)	(0.32)	(0.25)		(0.22)
Net realized gains	(0.69)	(0.22)	(1.07)	(0.40)	(0.61)		(0.08)
Total Distributions	(0.94)	(0.81)	(1.27)	(0.72)	(0.86)		(0.30)
Net Asset Value, End of Period	$14.20	$15.59	$17.44	$13.28	$13.90		$15.49
Total Return (c) (d)	(2.66)%	(6.41)%	42.26%	0.14%	(4.35)%		10.32%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.10%	0.09%	0.10%	0.10%	0.10%		0.10%
Net Investment Income (Loss) (e)	2.15%	3.04%	1.74%	2.38%	1.79%		1.46%
Gross Expenses (e) (f)	0.12%	0.09%	0.11%	0.10%	0.13%		0.13%
Supplemental Data:
Net Assets at end of period (000's)	$198,226	$207,909	$232,236	$191,013	$202,288		$200,186
Portfolio Turnover (c)	6%	12%	5%	6%	11	%(h)	38	%(i)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  Reflects increased usage of quantitative investment strategies.

(i)  Reflects an increase in trading activity due to asset allocation shifts.

See notes to financial statements.

12

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Equity Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act. The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds ("ETFs") managed by the Fund's Adviser, Victory Capital Management Inc. ("VCM" or the "Adviser"), an affiliate of the Fund.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

The Fund may rely on various exemptions contained in the 1940 Act and in exemptive rules or orders thereunder issued by the Securities and Exchange Commission ("SEC") that permit funds, subject to certain conditions, to invest in one or more ETFs and certain other types of investment companies in amounts that exceed limits set forth in the 1940 Act that would otherwise be applicable.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

13

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated Funds and other open-end investment companies, other than ETFs, are valued at their net asset value ("NAV") at the end of each business day. These valuations are typically categorized as Level 1 in the fair value hierarchy.

The underlying affiliated Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$74,640	$—	$—	$74,640
Affiliated Mutual Funds	123,016	—	—	123,016
Total	$197,656	$—	$—	$197,656

As of February 28, 2023, there were no transfers into/out of Level 3.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of February 28, 2023, the Fund did not have any securities on loan.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$14,205	$12,452

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser does not receive any fees from the Fund for these services.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA does not receive any fees from the Fund for these services.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 0.10%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2026	Total
$30	$30

As of May 31, 2022, there were no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

Equity Risk — The Fund may invest in underlying affiliated funds that invest in equity securities. The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

ETF Risk — The Fund may invest in shares of ETFs, which generally are registered investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, performance may be lower than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended February 28, 2023, and the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,407	$9,091	$12,498

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$7,967	$2,658	$10,625	$2,667	$13,736	$16,403

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$201	$2,421	$2,622	$10,813	$13,435

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of February 28, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$186,843	$23,049	$(12,236)	$10,813

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the nine months ended February 28, 2023, were as follows (amounts in thousands):

	Fair Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 2/28/2023	Dividend Income
USAA 500 Index Fund Reward Shares	$42,772	$995	$(823)	$(83)	$519	$(2,060)	$40,801	$477
USAA NASDAQ-100 Index Fund Class R6	7,275	1,303	—	—	252	(587)	7,991	50
VictoryShares WestEnd US Sector ETF	—	7,440	—	—	—	281	7,721	37
USAA Emerging Markets Fund Institutional Shares	10,418	699	(380)	(148)	—	(1,033)	9,556	181
USAA Growth Fund Institutional Shares	7,936	188	(4,325)	249	189	(883)	3,165	—
USAA Income Stock Fund Institutional Shares	9,232	732	(1,019)	62	529	(895)	8,112	202
USAA International Fund Institutional Shares	30,529	1,709	(1,412)	(278)	410	(326)	30,222	470
USAA Precious Metals and Minerals Fund Institutional Shares	821	8	—	—	—	(114)	715	8

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023
	Fair Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 2/28/2023	Dividend Income
USAA Small Cap Stock Fund Institutional Shares	$5,314	$292	$—	$—	$292	$(43)	$5,563	$—
USAA Target Managed Allocation Fund	13,944	539	—	—	77	(1,629)	12,854	462
USAA Value Fund Institutional Shares	8,882	300	(4,493)	(58)	253	(594)	4,037	47
VictoryShares Emerging Markets Value Momentum ETF	11,900	—	—	—	—	(1,170)	10,730	336
VictoryShares International Value Momentum ETF	24,749	—	—	—	—	(1,079)	23,670	523
VictoryShares US Small Mid Cap Value Momentum ETF	6,659	—	—	—	—	46	6,705	79
VictoryShares US Value Momentum ETF	26,806	—	—	—	—	(992)	25,814	374
	$207,237	$14,205	$(12,452)	$(256)	$2,521	$(11,078)	$197,656	$3,246

Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
USAA 500 Index Fund Reward Shares	$39,191	$7,649	$(942)	$57	$1,620	$(3,183)	$42,772	$559
USAA NASDAQ-100 INDEX FUND	—	7,020	—	—	—	255	7,275	—
USAA Aggressive Growth Fund Institutional Shares	10,431	1,138	(8,472)	(152)	1,128	(2,945)	—	10
USAA Emerging Markets Fund Institutional Shares	11,042	2,540	(891)	(99)	—	(2,174)	10,418	106
USAA Growth Fund Institutional Shares	11,057	1,062	(1,506)	191	885	(2,868)	7,936	178
USAA Income Stock Fund Institutional Shares	12,321	1,146	(3,760)	155	833	(630)	9,232	313
USAA International Fund Institutional Shares	32,254	6,282	(1,580)	(131)	1,646	(6,296)	30,529	1,206
USAA Precious Metals and Minerals Fund Institutional Shares	1,011	9	—	—	—	(199)	821	8
USAA Small Cap Stock Fund Institutional Shares	5,781	2,180	—	—	1,073	(2,647)	5,314	644
USAA Target Managed Allocation Fund	15,092	3,419	(711)	139	1,622	(3,995)	13,944	1,796

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023
	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
USAA Value Fund Institutional Shares	$11,619	$688	$(3,127)	$(141)	$386	$(157)	$8,882	$302
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF*	13,745	—	—	—	—	(1,845)	11,900	564
VictoryShares USAA MSCI International Value Momentum ETF**	29,558	—	(1,399)	(74)	—	(3,336)	24,749	935
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF***	6,641	715	(240)	82	—	(539)	6,659	60
VictoryShares USAA MSCI USA Value Momentum ETF****	31,949	—	(5,384)	1,231	—	(990)	26,806	442
	$231,692	$33,848	$(28,012)	$1,258	$9,193	$(31,549)	$207,237	$7,123

*  During the reporting period the Fund name was changed to VictoryShares Emerging Markets Value Momentum ETF.

**  During the reporting period the Fund name was changed to VictoryShares International Value Momentum ETF .

***  During the reporting period the Fund name was changed to VictoryShares US Small Mid Cap Value Momentum ETF .

****  During the reporting period the Fund name was changed to VictoryShares US Value Momentum ETF.

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Cornerstone Equity Fund	Victory Cornerstone Equity Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Equity Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

23

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

24

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

25

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

26

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

27

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

28

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

29

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,040.20	$1,024.30	$0.51	$0.50	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
37%	66%	$9,091

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on February 28, 2023, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.12	$0.03

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Equity Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for certain periods and also noted the Fund's improved more recent performance.

Compensation and Profitability — The Board took into consideration that the Adviser does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Adviser does not receive any advisory fees under the Advisory Agreement. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97449-0423

February 28, 2023

Annual Report

USAA Cornerstone Moderate Fund

(Also Known as Victory Cornerstone Moderate Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Cornerstone Moderate Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustee and Officer Information	33
Proxy Voting and Portfolio Holdings Information	39
Expense Example	39
Additional Federal Income Tax Information	40
Advisory Contract Renewal	41
Liquidity Risk Management Program	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Moderate Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Cornerstone Moderate Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -3.01%. This

4

USAA Cornerstone Moderate Fund

Managers' Commentary (continued)

compares to returns of -2.51% for the MSCI All-Country World Index, and -2.65% for the Cornerstone Moderate Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative total return over the period, as global financial markets experienced weak performance and high volatility. Inflation concerns, rising interest rates and geopolitical issues continued to plague all major market segments for the majority of 2022 creating a volatile investment environment. The Fund slightly underperformed the Cornerstone Moderate Composite Index.

Overall, the Fund benefited from a tilt to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. Both categories outperformed as investors gravitated to companies seen as being in the best position to withstand a period of slow growth and higher interest rates. Over the period, the Fund maintained an allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in 2022. On the other hand, tactical positions in international equities — such as Canada — dampened results.

The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Our approach is to hold a core, diversified portfolio, while accounting for both current risks and longer-term opportunities. We stay focused on fundamentals, valuations, and diversification. We believe this approach is prudent for long-term investors and is particularly important now given the elevated uncertainty in the outlook for the economy and markets.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Moderate Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	9/1/95
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderate Composite Index[2]
One Year	–7.59%	–8.26%	–7.98%
Five Year	2.68%	5.82%	3.90%
Ten Year	3.80%	7.93%	5.17%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderate Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high total return.

Asset Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (17.1%)
Communication Services (1.3%):
Alphabet, Inc. Class C (a)	28,787	$2,600
AT&T, Inc.	126,445	2,391
Comcast Corp. Class A	32,387	1,204
Meta Platforms, Inc. Class A (a)	18,137	3,173
Netflix, Inc. (a)	3,177	1,023
Sirius XM Holdings, Inc. (b)	183,147	804
T-Mobile U.S., Inc. (a)	7,645	1,087
Verizon Communications, Inc.	31,394	1,218
		13,500
Consumer Discretionary (1.4%):
AutoZone, Inc. (a)	756	1,880
Best Buy Co., Inc.	9,729	809
Ford Motor Co.	74,577	900
General Motors Co.	24,811	961
Genuine Parts Co.	5,481	969
Las Vegas Sands Corp. (a)	15,924	915
Lennar Corp. Class A	10,214	988
Lowe's Cos., Inc.	4,815	991
McDonald's Corp.	4,921	1,299
O'Reilly Automotive, Inc. (a)	2,282	1,894
Starbucks Corp.	9,906	1,011
Target Corp.	5,043	850
The Home Depot, Inc.	4,228	1,254
		14,721
Consumer Staples (0.9%):
Altria Group, Inc.	43,796	2,033
Colgate-Palmolive Co.	12,706	931
General Mills, Inc.	13,620	1,083
Kimberly-Clark Corp.	6,331	792
PepsiCo, Inc.	7,852	1,363
Philip Morris International, Inc.	10,985	1,069
The Kroger Co.	20,933	903
Tyson Foods, Inc. Class A	16,084	953
Walgreens Boots Alliance, Inc.	25,750	915
		10,042
Energy (0.9%):
Chevron Corp.	8,527	1,371
ConocoPhillips	10,634	1,099
Devon Energy Corp.	14,941	806
EOG Resources, Inc.	7,114	804
Exxon Mobil Corp.	16,144	1,774
Marathon Oil Corp.	34,339	864
Marathon Petroleum Corp.	8,797	1,087

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Schlumberger NV	18,962	$1,009
Valero Energy Corp.	7,609	1,002
		9,816
Financials (2.4%):
Annaly Capital Management, Inc.	1,754	36
Aon PLC Class A	3,055	929
Apollo Global Management, Inc.	12,233	867
Arch Capital Group Ltd. (a)	14,960	1,047
Bank of America Corp.	36,878	1,265
Berkshire Hathaway, Inc. Class B (a)	5,421	1,654
Capital One Financial Corp.	9,315	1,016
Citigroup, Inc.	23,324	1,182
FactSet Research Systems, Inc.	2,083	864
JPMorgan Chase & Co.	34,018	4,876
LPL Financial Holdings, Inc.	3,929	981
Marsh & McLennan Cos., Inc.	5,904	957
MetLife, Inc.	14,567	1,045
Morgan Stanley	22,745	2,195
MSCI, Inc.	1,657	865
Prudential Financial, Inc.	9,838	984
Raymond James Financial, Inc.	7,819	848
Regions Financial Corp.	36,397	849
T. Rowe Price Group, Inc.	6,989	785
The Goldman Sachs Group, Inc.	3,184	1,120
The Progressive Corp.	14,191	2,037
		26,402
Health Care (2.9%):
AbbVie, Inc.	9,595	1,477
AmerisourceBergen Corp.	11,017	1,714
Amgen, Inc.	13,930	3,227
Biogen, Inc. (a)	3,586	968
Bristol-Myers Squibb Co.	17,596	1,213
Centene Corp. (a)	12,708	869
Cigna Corp.	7,619	2,226
CVS Health Corp.	12,401	1,036
Elevance Health, Inc.	2,379	1,117
Eli Lilly & Co.	8,269	2,573
Gilead Sciences, Inc.	26,173	2,108
Humana, Inc.	1,899	940
IDEXX Laboratories, Inc. (a)	1,818	860
McKesson Corp.	3,008	1,052
Medtronic PLC	12,765	1,057
Merck & Co., Inc.	13,336	1,417
Mettler-Toledo International, Inc. (a)	587	842
Pfizer, Inc.	30,459	1,236
Thermo Fisher Scientific, Inc.	2,170	1,176
UnitedHealth Group, Inc.	6,900	3,284
Waters Corp. (a)	2,829	879
		31,271

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (1.7%):
3M Co.	8,461	$912
Caterpillar, Inc.	4,362	1,045
Cintas Corp.	4,069	1,784
Cummins, Inc.	4,179	1,016
Deere & Co.	2,470	1,035
Fastenal Co.	16,561	854
FedEx Corp.	4,976	1,011
General Dynamics Corp.	4,575	1,043
Illinois Tool Works, Inc.	4,026	939
Lockheed Martin Corp.	4,720	2,238
Otis Worldwide Corp.	10,628	899
PACCAR, Inc.	27,411	1,979
Trane Technologies PLC	4,940	914
United Parcel Service, Inc. Class B	6,655	1,214
W.W. Grainger, Inc.	2,815	1,882
		18,765
Information Technology (3.7%):
Accenture PLC Class A	4,183	1,111
Adobe, Inc. (a)	3,150	1,020
Apple, Inc.	33,461	4,932
Automatic Data Processing, Inc.	4,495	988
Broadcom, Inc.	2,335	1,388
Cadence Design Systems, Inc. (a)	4,826	931
Cisco Systems, Inc.	50,319	2,436
Cognizant Technology Solutions Corp. Class A	15,701	983
Enphase Energy, Inc. (a)	4,441	935
Fair Isaac Corp. (a)	1,263	856
Fortinet, Inc. (a)	13,000	773
HP, Inc.	63,826	1,884
Intel Corp.	38,408	958
International Business Machines Corp.	16,564	2,142
KLA Corp.	2,115	802
Mastercard, Inc. Class A	7,742	2,751
Micron Technology, Inc.	16,760	969
Microsoft Corp.	15,557	3,880
Motorola Solutions, Inc.	4,086	1,074
ON Semiconductor Corp. (a)	12,800	991
Oracle Corp.	26,459	2,313
QUALCOMM, Inc.	9,424	1,164
Texas Instruments, Inc.	13,659	2,342
VeriSign, Inc. (a)	4,285	843
Visa, Inc. Class A	6,635	1,459
		39,925
Materials (0.8%):
Albemarle Corp.	3,363	855
CF Industries Holdings, Inc.	9,057	778
Corteva, Inc.	14,563	907
Linde PLC	3,564	1,242

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
LyondellBasell Industries NV Class A	10,482	$1,006
Nucor Corp.	11,868	1,987
Steel Dynamics, Inc.	8,108	1,023
The Sherwin-Williams Co.	4,032	892
		8,690
Real Estate (0.5%):
Alexandria Real Estate Equities, Inc.	636	95
American Homes 4 Rent Class A	1,623	50
American Tower Corp.	2,376	470
AvalonBay Communities, Inc.	708	122
Boston Properties, Inc.	747	49
Camden Property Trust	487	56
CBRE Group, Inc. Class A (a)	1,679	143
Crown Castle, Inc.	2,209	289
Digital Realty Trust, Inc.	1,370	143
Equinix, Inc.	470	323
Equity LifeStyle Properties, Inc.	879	60
Equity Residential	1,868	117
Essex Property Trust, Inc.	327	75
Extra Space Storage, Inc.	661	109
Gaming and Leisure Properties, Inc.	1,390	75
Healthcare Realty Trust, Inc.	1,989	39
Healthpeak Properties, Inc.	2,671	64
Host Hotels & Resorts, Inc.	3,450	58
Invitation Homes, Inc.	2,844	89
Iron Mountain, Inc.	1,461	77
Kimco Realty Corp.	3,379	70
Medical Properties Trust, Inc. (b)	2,885	30
Mid-America Apartment Communities, Inc.	574	92
Prologis, Inc.	4,722	583
Public Storage	803	240
Realty Income Corp.	3,102	198
Regency Centers Corp.	861	54
SBA Communications Corp.	560	145
Simon Property Group, Inc.	1,694	207
Sun Communities, Inc.	501	72
UDR, Inc.	1,487	64
Ventas, Inc.	1,882	91
VICI Properties, Inc.	5,277	177
Vornado Realty Trust	808	16
Welltower, Inc.	2,095	155
Weyerhaeuser Co.	3,701	116
WP Carey, Inc.	880	71
Zillow Group, Inc. Class C (a)	1,120	47
		4,931
Utilities (0.6%):
Consolidated Edison, Inc.	11,463	1,024
DTE Energy Co.	7,618	836
Exelon Corp.	24,247	979

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
PG&E Corp. (a)	57,423	$897
Sempra Energy	6,738	1,010
The AES Corp.	33,780	834
UGI Corp.	21,850	814
		6,394
Total Common Stocks (Cost $156,317)		184,457
U.S. Treasury Obligations (1.4%)
U.S. Treasury Notes, 1.63%, 4/30/23 (c)	$14,658	14,580
Total U.S. Treasury Obligations (Cost $14,655)		14,580
Exchange-Traded Funds (46.4%)
Invesco DB Commodity Index Tracking Fund	114,500	2,721
Invesco FTSE RAFI Developed Markets ex-US ETF	335,920	14,878
Invesco FTSE RAFI Emerging Markets ETF	686,690	12,285
iShares 0-5 Year TIPS Bond ETF (b)	197,374	19,207
iShares 20+ Year Treasury Bond ETF	126,918	12,909
iShares 7-10 Year Treasury Bond ETF	157,989	15,129
iShares Core MSCI EAFE ETF	123,049	8,002
iShares Core MSCI Emerging Markets ETF	613,155	29,033
iShares Core S&P 500 ETF	90,229	35,908
iShares Core S&P Small-Cap ETF	393,587	40,299
iShares Core US Aggregate Bond ETF	292,807	28,493
iShares JP Morgan USD Emerging Markets Bond ETF (b)	86,421	7,367
iShares MSCI Canada ETF (b)	111,547	3,798
iShares MSCI International Momentum Factor ETF (b)	401,271	12,692
iShares MSCI International Quality Factor ETF	457,001	15,447
iShares MSCI Japan ETF	323,576	18,101
iShares Russell 2000 ETF (b)	36,073	6,788
Schwab Fundamental Emerging Markets Large Co. Index ETF	920,892	23,253
Schwab Fundamental International Large Co. Index ETF	1,549,839	47,890
Schwab Fundamental International Small Co. Index ETF	266,700	8,705
SPDR Gold Shares (a) (b)	69,201	11,749
SPDR S&P Emerging Markets SmallCap ETF	34,497	1,738
Vanguard FTSE All-World ex-U.S. ETF	217,060	11,311
Vanguard FTSE Developed Markets ETF (b)	728,719	32,187
Vanguard FTSE Emerging Markets ETF	109,700	4,324
Vanguard FTSE Europe ETF (b)	219,867	13,126
Vanguard Mortgage-Backed Securities ETF	279,324	12,785
Vanguard Real Estate ETF	55,850	4,787
Vanguard S&P 500 ETF	5,919	2,155
Vanguard Short-Term Bond ETF (b)	125,746	9,452
Vanguard Short-Term Corporate Bond ETF	44,267	3,332
Vanguard Total Stock Market ETF	75,102	14,984

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund (b)	59,797	$2,700
Xtrackers USD High Yield Corporate Bond ETF	332,534	11,356
Total Exchange-Traded Funds (Cost $470,217)		498,891
Affiliated Exchange-Traded Funds (34.0%)
VictoryShares Emerging Markets Value Momentum ETF	51,500	2,071
VictoryShares ESG Core Plus Bond ETF	3,286,188	70,358
VictoryShares USAA Core Intermediate-Term Bond ETF (b)	6,057,948	276,424
VictoryShares USAA Core Short-Term Bond ETF	341,251	16,694
Total Affiliated Exchange-Traded Funds (Cost $422,755)		365,547
Collateral for Securities Loaned (5.1%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (d)	13,764,742	13,765
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (d)	13,764,742	13,764
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (d)	13,764,742	13,765
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (d)	13,764,742	13,765
Total Collateral for Securities Loaned (Cost $55,059)		55,059
Total Investments (Cost $1,119,003) — 104.0%		1,118,534
Liabilities in excess of other assets — (4.0)%		(43,207)
NET ASSETS — 100.00%		$1,075,327

At February 28, 2023, the Fund's investments in foreign securities were 22.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on February 28, 2023.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued February 28, 2023

Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Futures	185	3/17/23	$7,760,917	$8,309,484	$548,567
FTSE 100 Index Futures	193	3/17/23	17,357,467	18,246,720	889,253
S&P/Toronto Stock Exchange 60 Index Futures	94	3/16/23	16,631,293	16,783,992	152,699
					$1,590,519
Futures Contracts Sold
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	83	3/16/23	$9,983,420	$10,047,324	$(63,904)
Hang Seng Index Futures	35	3/30/23	4,449,889	4,401,531	48,358
Swiss Market Index Futures	123	3/17/23	14,299,253	14,399,204	(99,951)
Tokyo Price Index Futures	74	3/9/23	10,448,421	10,843,984	(395,563)
					$(511,060)
Total unrealized appreciation					$1,638,877
Total unrealized depreciation					(559,418)
Total net unrealized appreciation (depreciation)					$1,079,459

See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderate Fund
Assets:
Affiliated investments, at value (Cost $422,755)	$365,547	(a)
Unaffiliated investments, at value (Cost $696,248)	752,987	(b)
Cash	9,808
Deposit with broker for futures contracts	5,168
Receivables:
Interest and dividends	503
Capital shares issued	324
Investments sold	2,992
Variation margin on open futures contracts	192
From Adviser for ETF Reimbursements	281
Prepaid expenses	5
Total Assets	1,137,807
Liabilities:
Payables:
Collateral received on loaned securities	55,059
Collateral received from broker on futures contracts	884
Investments purchased	5,016
Capital shares redeemed	367
Variation margin on open futures contracts	247
Accrued expenses and other payables:
Investment advisory fees	496
Administration fees	126
Custodian fees	10
Transfer agent fees	156
Compliance fees	1
Trustees' fees	1
Other accrued expenses	117
Total Liabilities	62,480
Net Assets:
Capital	1,089,149
Total accumulated earnings/(loss)	(13,822)
Net Assets	$1,075,327
Shares (unlimited number of shares authorized with no par value):	77,729
Net asset value, offering and redemption price per share: (c)	$13.83

(a)  Includes $41 thousand of securities on loan.

(b)  Includes $53,564 thousand of securities on loan.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Cornerstone Moderate Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Income distributions from affiliated funds	$7,844	$5425
Dividends from unaffiliated investments	14,859	16,711
Interest from unaffiliated investments	291	4,133
Securities lending (net of fees)	454	275
Foreign tax withholding	—	— (b)
Total Income	23,448	26,544
Expenses:
Investment advisory fees	4,752	7,286
Administration fees	1,208	1,852
Sub-Administration fees	55	73
Custodian fees	43	64
Transfer agent fees	1,532	2,147
Trustees' fees	36	48
Compliance fees	8	9
Legal and audit fees	64	68
State registration and filing fees	38	35
Interfund lending fees	—	— (b)
Other expenses	152	129
Total Expenses	7,888	11,711
Expenses waived/reimbursed by Adviser	(871)	(940)
Net Expenses	7,017	10,771
Net Investment Income (Loss)	16,431	15,773
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated funds	(4,060)	—
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	(9,514)	57,072
Capital gain distributions received from affiliated funds	—	678
Net realized gains (losses) from futures contracts	436	1,833
Net change in unrealized appreciation/depreciation on affiliated funds	(16,108)	(39,617)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(23,369)	(105,352)
Net change in unrealized appreciation/depreciation on futures contracts	1,690	(309)
Net realized/unrealized gains (losses) on investments	(50,925)	(85,695)
Change in net assets resulting from operations	$(34,494)	$(69,922)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.
See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderate Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$16,431	$15,773	$15,524
Net realized gains (losses)	(13,138)	59,583	48,393
Net change in unrealized appreciation/ depreciation	(37,787)	(145,278)	163,676
Change in net assets resulting from operations	(34,494)	(69,922)	227,593
Change in net assets resulting from distributions to shareholders	(46,967)	(85,781)	(18,770)
Change in net assets resulting from capital transactions	16,880	30,079	(74,749)
Change in net assets	(64,581)	(125,624)	134,074
Net Assets:
Beginning of period	1,139,908	1,265,532	1,131,458
End of period	$1,075,327	$1,139,908	$1,265,532
Capital Transactions:
Proceeds from shares issued	$49,727	$94,555	$92,413
Distributions reinvested	46,705	85,309	18,673
Cost of shares redeemed	(79,552)	(149,785)	(185,835)
Change in net assets resulting from capital transactions	$16,880	$30,079	$(74,749)
Share Transactions:
Issued	3,532	5,775	5,807
Reinvested	3,356	5,212	1,216
Redeemed	(5,656)	(9,130)	(11,817)
Change in Shares	1,232	1,857	(4,794)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Cornerstone Moderate Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$14.90	$16.96	$14.24	$14.11	$14.83		$15.05
Investment Activities:
Net investment income (loss)	0.21 (b)	0.21 (b)	0.20 (b)	0.29 (b)	0.30		0.26
Net realized and unrealized gains (losses)	(0.66)	(1.11)	2.76	0.13	(0.31)		0.55
Total from Investment Activities	(0.45)	(0.90)	2.96	0.42	(0.01)		0.81
Distributions to Shareholders from:
Net investment income	(0.17)	(0.23)	(0.21)	(0.29)	(0.29)		(0.26)
Net realized gains	(0.45)	(0.93)	(0.03)	—	(0.42)		(0.77)
Total Distributions	(0.62)	(1.16)	(0.24)	(0.29)	(0.71)		(1.03)
Net Asset Value, End of Period	$13.83	$14.90	$16.96	$14.24	$14.11		$14.83
Total Return (c) (d)	(3.01)%	(5.82)%	21.00%	2.98%	0.13%		5.42%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.87%	0.87%	0.97%	1.00%	1.00%		1.00%
Net Investment Income (Loss) (e)	2.04%	1.28%	1.29%	2.01%	2.10%		1.73%
Gross Expenses (e) (f)	0.98%	0.95%	0.98%	1.00%	1.02%		1.03%
Supplemental Data:
Net Assets at end of period (000's)	$1,075,327	$1,139,908	$1,265,532	$1,131,458	$1,163,374		$1,184,032
Portfolio Turnover (c)	47%	47%	53%	87%	81	%(h)	51%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

18

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderate Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$184,457	$—	$—	$184,457
U.S. Treasury Obligations	—	14,580	—	14,580
Exchange-Traded Funds	498,891	—	—	498,891
Affiliated Exchange-Traded Funds	365,547	—	—	365,547
Collateral for Securities Loaned	55,059	—	—	55,059
Total	$1,103,954	$14,580	$—	$1,118,534
Other Financial Investments*
Assets:
Futures Contracts	$1,639	$—	$—	$1,639
Liabilities:
Futures Contracts	$(560)	$—	$—	$(560)
Total	$1,079	$—	$—	$1,079

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of February 28, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the nine months ended February 28, 2023, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of February 28, 2023 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$1,639	$560

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the nine months ended February 28, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$436	$1,690

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$1,833	$(309)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$53,605	$—	$55,059

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$1,779	$(252)

For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$36,688	$489

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$496,370	$499,447	$—	$609

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 1.00%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the nine months ended February 28, 2023, the Fund incurred reimbursable expense of $871 thousand, all of which was affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. For the year ended May 31, 2022, the Fund incurred reimbursable expense of $940 thousand, all of which was affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. As of February 28, 2023, the Fund has a receivable related to these reimbursable expenses from the Adviser for $281 thousand, pursuant to the Fund's expense limitation agreement and is reflected on the Statement of Assets and Liabilities as Receivable from Adviser for ETF reimbursements.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of February 28, 2023, and May 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

ETF Risk — The Fund may invest in shares of ETFs, which generally are registered investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,276	3	0.55%	$2,276

*  Based on the number of days borrowings were outstanding for the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(20)	$20

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$14,217	$32,750	$46,967

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$41,491	$44,290	$85,781	$18,770	$18,770

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,723	$(646)	$3,077	$(9,626)	$(7,273)	$(13,822)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, straddle, partnership adjustments, REIT adjustments and derivatives.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$8,441	$1,185	$9,626

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,125,549	$75,400	$(82,673)	$(7,273)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

affiliated securities during the nine months ended February 28, 2023, were as follows (amounts in thousands):

	Fair Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 2/28/2023	Dividend Income
VictoryShares Emerging Markets Value Momentum ETF	$2,297	$—	$—	$—	$—	$(226)	$2,071	$65
VictoryShares ESG Core Plus Bond ETF	72,447	2,734	(1,367)	—	—	(3,456)	70,358	1,973
VictoryShares USAA Core Intermediate-Term Bond ETF	305,869	9,656	(22,843)	(4,060)	—	(12,198)	276,424	5,432
VictoryShares USAA Core Short-Term Bond ETF	16,922	—	—	—	—	(228)	16,694	374
	$397,535	$12,390	$(24,210)	$(4,060)	$—	$(16,108)	$365,547	$7,844

Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares ESG Core Plus Bond ETF	$—	$159,788	$(79,894)	$—	$—	$(7,447)	$72,447	$692
VictoryShares USAA Core Intermediate-Term Bond ETF	146,328	381,135	(190,567)	—	641	(31,027)	305,869	4,320
VictoryShares USAA Core Short-Term Bond ETF	17,709	—	—	—	37	(787)	16,922	304
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF*	2,653	—	—	—	—	(356)	2,297	109
	$166,690	$540,923	$(270,461)	$—	$678	$(39,617)	$397,535	$5,425

*  During the reporting period the Fund name was changed to VictoryShares Emerging Markets Value Momentum ETF.

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Cornerstone Moderate Fund	Victory Cornerstone Moderate Fund

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderate Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

32

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,016.80	$1,020.43	$4.40	$4.41	0.88%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
17%	18%	$1,344	$32,750

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Moderate Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the median of its expense group and above the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for certain periods and also noted the Fund's improved more recent performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

42

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

43

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

44

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

26889-0423

February 28, 2023

Annual Report

USAA Cornerstone Moderately
Aggressive Fund

(Also Known as Victory Cornerstone Moderately Aggressive Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Cornerstone Moderately Aggressive Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	35
Supplemental Information (Unaudited)	36
Trustee and Officer Information	36
Proxy Voting and Portfolio Holdings Information	42
Expense Example	42
Additional Federal Income Tax Information	43
Advisory Contract Renewal	44
Liquidity Risk Management Program	47
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Moderately Aggressive Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Cornerstone Moderately Aggressive Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -2.87%. This compares to returns of -2.51% for the MSCI All-Country World Index, and -2.58% for the Cornerstone Moderately Aggressive Composite Index.

4

USAA Cornerstone Moderately Aggressive Fund

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

The Fund had a negative total return over the period, as global financial markets experienced weak performance and high volatility. Inflation concerns, rising interest rates and geopolitical issues continued to plague all major market segments for the majority of 2022 creating a volatile investment environment. The Fund slightly underperformed the Cornerstone Moderately Aggressive Composite Index.

Overall, the Fund benefited from a tilt to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. Both categories outperformed as investors gravitated to companies seen as being in the best position to withstand a period of slow growth and higher interest rates. Over the period, the Fund maintained an allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in 2022. On the other hand, tactical positions in international equities — such as Canada — dampened results.

The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Our approach is to hold a core, diversified portfolio, while accounting for both current risks and longer-term opportunities. We stay focused on fundamentals, valuations, and diversification. The Fund tilts to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. We believe this approach is prudent for long-term investors and is particularly important now given the elevated uncertainty in the outlook for the economy and markets.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Moderately Aggressive Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	8/15/84
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderately Aggressive Composite Index[2]
One Year	–7.19%	–8.26%	–7.83%
Five Year	3.03%	5.82%	4.44%
Ten Year	4.16%	7.93%	5.82%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Aggressive Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation with a secondary focus on current income.

Asset Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

**  Percentage is less than 0.05%.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (23.0%)
Communication Services (1.6%):
Alphabet, Inc. Class C (a)	85,022	$7,677
AT&T, Inc.	373,446	7,062
Bumble, Inc. Class A (a)	10,540	255
Cogent Communications Holdings, Inc.	4,708	305
Comcast Corp. Class A	95,652	3,555
John Wiley & Sons, Inc. Class A	7,251	323
Meta Platforms, Inc. Class A (a)	53,567	9,371
Netflix, Inc. (a)	9,385	3,023
Sirius XM Holdings, Inc. (b)	540,910	2,375
T-Mobile U.S., Inc. (a)	22,578	3,210
Verizon Communications, Inc.	92,721	3,598
Yelp, Inc. (a)	10,550	317
Ziff Davis, Inc. (a)	5,037	398
		41,469
Consumer Discretionary (1.9%):
Academy Sports & Outdoors, Inc.	1,841	109
Asbury Automotive Group, Inc. (a)	1,413	321
AutoZone, Inc. (a)	2,235	5,557
Best Buy Co., Inc.	28,734	2,388
Dillard's, Inc. Class A	408	145
Ford Motor Co.	220,259	2,658
Frontdoor, Inc. (a)	8,418	238
General Motors Co.	76,418	2,960
Genuine Parts Co.	16,189	2,863
GoPro, Inc. Class A	31,003	161
Graham Holdings Co. Class B	440	276
Hibbett, Inc.	3,652	263
Las Vegas Sands Corp. (a)	47,030	2,703
La-Z-Boy, Inc.	12,730	412
Lennar Corp. Class A	30,167	2,918
Lowe's Cos., Inc.	14,221	2,926
MarineMax, Inc. (a)	7,720	259
McDonald's Corp.	14,534	3,836
Meritage Homes Corp.	3,569	390
O'Reilly Automotive, Inc. (a)	6,741	5,596
Perdoceo Education Corp. (a)	21,890	302
Rent-A-Center, Inc.	9,373	252
Shoe Carnival, Inc.	9,891	261
Signet Jewelers Ltd.	4,356	312
Smith & Wesson Brands, Inc.	30,466	333
Starbucks Corp.	29,258	2,987
Target Corp.	14,895	2,510
The Home Depot, Inc.	12,489	3,703
		47,639
Consumer Staples (1.2%):
Altria Group, Inc.	129,348	6,006
Colgate-Palmolive Co.	37,526	2,751

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
General Mills, Inc.	40,225	$3,198
Herbalife Nutrition Ltd. (a)	9,557	185
Ingles Markets, Inc. Class A	3,722	333
Kimberly-Clark Corp.	18,699	2,338
Nu Skin Enterprises, Inc. Class A	7,250	289
PepsiCo, Inc.	23,190	4,024
Philip Morris International, Inc.	32,444	3,157
Sprouts Farmers Market, Inc. (a)	7,655	232
The Kroger Co.	61,824	2,667
Tyson Foods, Inc. Class A	47,504	2,814
United Natural Foods, Inc. (a)	5,017	204
Vector Group Ltd.	30,912	410
Walgreens Boots Alliance, Inc.	75,978	2,700
Weis Markets, Inc.	3,205	245
		31,553
Energy (1.2%):
Arch Resources, Inc. (b)	739	116
California Resources Corp.	8,263	349
Chevron Corp.	24,481	3,936
Civitas Resources, Inc.	5,375	377
ConocoPhillips	31,409	3,246
CONSOL Energy, Inc.	3,009	165
Devon Energy Corp.	44,127	2,379
EOG Resources, Inc.	21,010	2,375
Exxon Mobil Corp.	47,681	5,241
Magnolia Oil & Gas Corp. Class A	15,301	334
Marathon Oil Corp.	101,419	2,551
Marathon Petroleum Corp.	25,957	3,208
Matador Resources Co.	5,319	286
Murphy Oil Corp.	10,714	418
PBF Energy, Inc. Class A	5,191	227
Schlumberger NV	56,002	2,980
SM Energy Co.	7,978	235
Valero Energy Corp.	22,474	2,961
		31,384
Financials (3.4%):
Annaly Capital Management, Inc.	5,534	114
Aon PLC Class A	9,023	2,743
Apollo Global Management, Inc.	36,130	2,562
Arbor Realty Trust, Inc.	19,783	298
Arch Capital Group Ltd. (a)	44,183	3,093
Atlantic Union Bankshares Corp.	6,504	244
BancFirst Corp.	1,207	109
Bank of America Corp.	107,267	3,679
Berkshire Hathaway, Inc. Class B (a)	16,012	4,887
Blackstone Mortgage Trust, Inc. Class A	15,614	331
Capital One Financial Corp.	27,513	3,001
Cathay General Bancorp	10,369	445
Citigroup, Inc.	68,885	3,492

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Eagle Bancorp, Inc.	3,915	$172
Enact Holdings, Inc. (b)	11,798	286
Essent Group Ltd.	12,175	523
FactSet Research Systems, Inc.	6,147	2,548
First Bancorp	26,535	385
Fulton Financial Corp.	19,031	327
Hancock Whitney Corp.	8,990	442
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,129	255
Heartland Financial USA, Inc.	5,723	283
Hope Bancorp, Inc.	22,287	286
International Bancshares Corp.	9,242	449
JPMorgan Chase & Co.	100,470	14,402
LPL Financial Holdings, Inc.	11,605	2,896
Marsh & McLennan Cos., Inc.	17,438	2,827
MetLife, Inc.	43,022	3,086
Morgan Stanley	67,116	6,477
MSCI, Inc.	4,894	2,555
NMI Holdings, Inc. Class A (a)	15,651	365
OceanFirst Financial Corp.	7,438	176
OFG Bancorp	11,110	338
Pathward Financial, Inc.	4,110	210
PennyMac Financial Services, Inc.	6,492	393
Piper Sandler Cos.	2,021	305
Preferred Bank	3,168	223
PROG Holdings, Inc. (a)	12,390	306
Prudential Financial, Inc.	29,057	2,906
Radian Group, Inc.	21,966	469
Raymond James Financial, Inc.	23,071	2,502
Regions Financial Corp.	107,498	2,507
Selective Insurance Group, Inc.	4,970	505
ServisFirst Bancshares, Inc.	1,434	106
Southside Bancshares, Inc.	7,369	281
Stewart Information Services Corp.	7,918	336
T. Rowe Price Group, Inc.	20,612	2,314
The Bancorp, Inc. (a)	5,117	177
The Bank of NT Butterfield & Son Ltd.	6,302	228
The Goldman Sachs Group, Inc.	9,405	3,307
The Progressive Corp.	41,875	6,010
UMB Financial Corp.	3,988	362
Valley National Bancorp	44,704	518
Washington Federal, Inc.	3,547	124
		88,165
Health Care (3.8%):
AbbVie, Inc.	28,340	4,362
AbCellera Biologics, Inc. (a) (b)	16,237	136
Alector, Inc. (a)	24,821	212
AmerisourceBergen Corp.	32,186	5,007
Amgen, Inc.	41,142	9,531
Amphastar Pharmaceuticals, Inc. (a)	3,934	125
Arcus Biosciences, Inc. (a)	10,030	183

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Arrowhead Pharmaceuticals, Inc. (a)	4,464	$144
Avid Bioservices, Inc.	10,445	172
Biogen, Inc. (a)	10,593	2,859
Bristol-Myers Squibb Co.	51,969	3,584
Catalyst Pharmaceuticals, Inc. (a)	8,559	131
Centene Corp. (a)	37,534	2,567
Cigna Corp.	22,482	6,567
CVS Health Corp.	36,625	3,060
Dynavax Technologies Corp. (a)	9,234	95
Elevance Health, Inc.	7,028	3,301
Eli Lilly & Co.	24,422	7,601
Emergent BioSolutions, Inc. (a)	12,785	158
Fulgent Genetics, Inc. (a)	9,513	312
Gilead Sciences, Inc.	77,301	6,225
Humana, Inc.	5,610	2,777
IDEXX Laboratories, Inc. (a)	5,369	2,541
iTeos Therapeutics, Inc. (a)	7,980	141
Lantheus Holdings, Inc. (a)	4,049	299
McKesson Corp.	8,885	3,108
Medpace Holdings, Inc. (a)	326	63
Medtronic PLC	37,701	3,122
Merck & Co., Inc.	39,388	4,185
Merit Medical Systems, Inc. (a)	4,878	344
Mettler-Toledo International, Inc. (a)	1,735	2,487
ModivCare, Inc. (a)	2,998	294
NextGen Healthcare, Inc. (a)	18,013	326
Owens & Minor, Inc. (a)	15,386	236
Pfizer, Inc.	89,959	3,650
Prestige Consumer Healthcare, Inc. (a)	3,703	223
Prothena Corp. PLC (a)	3,643	203
Sage Therapeutics, Inc.	5,823	242
Select Medical Holdings Corp.	13,052	355
SIGA Technologies, Inc.	16,843	115
Supernus Pharmaceuticals, Inc. (a)	5,618	211
Thermo Fisher Scientific, Inc.	6,822	3,696
UnitedHealth Group, Inc.	20,380	9,700
Veracyte, Inc. (a)	9,607	236
Vericel Corp. (a)	5,755	175
Vir Biotechnology, Inc. (a)	6,449	147
Waters Corp. (a)	8,356	2,598
Xencor, Inc. (a)	6,961	224
		98,030
Industrials (2.4%):
3M Co.	24,989	2,692
ABM Industries, Inc.	6,475	313
Albany International Corp.	2,894	292
ArcBest Corp.	3,342	322
Atkore, Inc. (a)	1,375	201
BlueLinx Holdings, Inc. (a)	2,658	224
Boise Cascade Co.	4,321	299

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Caterpillar, Inc.	12,883	$3,086
Cintas Corp.	12,019	5,270
Cummins, Inc.	12,345	3,001
Deere & Co.	7,297	3,059
Fastenal Co.	48,914	2,522
FedEx Corp.	14,696	2,987
General Dynamics Corp.	13,514	3,080
HNI Corp.	8,838	276
Hub Group, Inc. Class A (a)	4,343	398
Illinois Tool Works, Inc.	11,892	2,773
Korn Ferry	5,658	316
Lockheed Martin Corp.	13,942	6,612
Matson, Inc.	4,418	294
Mueller Industries, Inc.	5,237	387
Otis Worldwide Corp.	31,390	2,656
PACCAR, Inc.	80,956	5,845
Resideo Technologies, Inc. (a)	17,586	323
Rush Enterprises, Inc. Class A	7,128	404
Sterling Infrastructure, Inc. (a)	7,993	307
Titan Machinery, Inc. (a)	6,390	293
Trane Technologies PLC	14,592	2,699
TriNet Group, Inc. (a)	2,643	219
UFP Industries, Inc.	3,280	281
United Parcel Service, Inc. Class B	19,656	3,587
W.W. Grainger, Inc.	8,314	5,557
		60,575
Information Technology (4.8%):
Accenture PLC Class A	12,354	3,281
Adobe, Inc. (a)	9,303	3,014
Apple, Inc.	98,824	14,568
Automatic Data Processing, Inc.	13,275	2,918
Broadcom, Inc.	6,898	4,099
Cadence Design Systems, Inc. (a)	14,255	2,750
Cisco Systems, Inc.	148,615	7,196
Cognizant Technology Solutions Corp. Class A	46,372	2,904
Consensus Cloud Solutions, Inc. (a)	4,927	202
Diodes, Inc. (a)	3,691	339
Enphase Energy, Inc. (a)	13,121	2,762
Fair Isaac Corp. (a)	3,732	2,528
FormFactor, Inc.	7,051	212
Fortinet, Inc. (a)	38,396	2,282
HP, Inc.	188,504	5,565
Intel Corp.	113,434	2,828
International Business Machines Corp.	48,920	6,325
KLA Corp.	6,246	2,370
Kulicke & Soffa Industries, Inc.	6,116	326
Mastercard, Inc. Class A	22,866	8,124
Micron Technology, Inc.	49,453	2,859
Microsoft Corp.	45,947	11,460
Motorola Solutions, Inc.	12,068	3,172

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ON Semiconductor Corp. (a)	37,804	$2,926
Oracle Corp.	78,075	6,824
OSI Systems, Inc. (a)	3,321	307
Power Integrations, Inc.	3,757	309
QUALCOMM, Inc.	27,833	3,438
Sanmina Corp. (a)	6,655	402
SolarWinds Corp. (a)	20,019	171
Synaptics, Inc. (a)	2,912	343
Texas Instruments, Inc.	40,340	6,916
TTEC Holdings, Inc.	6,253	252
VeriSign, Inc. (a)	12,656	2,491
Viavi Solutions, Inc.	28,674	314
Visa, Inc. Class A	19,596	4,310
Vishay Intertechnology, Inc.	18,640	396
		121,483
Materials (1.1%):
Albemarle Corp.	9,932	2,526
CF Industries Holdings, Inc.	25,357	2,178
Commercial Metals Co.	8,975	464
Corteva, Inc.	42,971	2,677
Greif, Inc. Class A	5,330	379
Linde PLC	10,526	3,667
LyondellBasell Industries NV Class A	30,957	2,972
Minerals Technologies, Inc.	4,960	301
Nucor Corp.	35,051	5,869
Ryerson Holding Corp.	6,204	223
Steel Dynamics, Inc.	23,947	3,020
Sylvamo Corp.	4,077	201
The Sherwin-Williams Co.	11,897	2,633
Warrior Met Coal, Inc.	6,704	256
		27,366
Real Estate (0.8%):
Agree Realty Corp.	4,353	308
Alexandria Real Estate Equities, Inc.	2,007	301
American Homes 4 Rent Class A	4,789	149
American Tower Corp.	7,012	1,388
Apple Hospitality REIT, Inc.	20,344	336
AvalonBay Communities, Inc.	2,235	386
Boston Properties, Inc.	2,356	154
Broadstone Net Lease, Inc.	17,306	307
Camden Property Trust	1,537	176
CBRE Group, Inc. Class A (a)	5,297	451
Corporate Office Properties Trust	11,787	300
Crown Castle, Inc.	6,628	867
Digital Realty Trust, Inc.	4,323	451
Equinix, Inc.	1,388	955
Equity LifeStyle Properties, Inc.	2,774	190
Equity Residential	5,893	368
Essential Properties Realty Trust, Inc.	13,208	340

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Essex Property Trust, Inc.	1,030	$235
Extra Space Storage, Inc.	2,085	343
Gaming and Leisure Properties, Inc.	4,107	221
Healthpeak Properties, Inc.	8,426	203
Host Hotels & Resorts, Inc.	10,884	183
Independence Realty Trust, Inc.	18,940	343
Invitation Homes, Inc.	8,971	280
Iron Mountain, Inc.	4,610	243
Kimco Realty Corp.	10,300	212
Kite Realty Group Trust	17,308	376
Medical Properties Trust, Inc. (b)	9,101	94
Mid-America Apartment Communities, Inc.	1,812	290
Office Properties Income Trust	15,447	254
Physicians Realty Trust	21,621	321
PotlatchDeltic Corp.	7,144	330
Prologis, Inc.	14,117	1,742
Public Storage	2,533	757
Realty Income Corp.	9,455	605
Regency Centers Corp.	2,715	171
Ryman Hospitality Properties, Inc.	3,676	341
SBA Communications Corp.	1,767	458
Simon Property Group, Inc.	5,343	652
SITE Centers Corp.	21,946	293
STAG Industrial, Inc.	12,235	412
Sun Communities, Inc.	1,582	226
Terreno Realty Corp.	6,169	384
The Macerich Co.	24,689	295
UDR, Inc.	4,691	201
Ventas, Inc.	5,937	289
VICI Properties, Inc.	16,083	539
Vornado Realty Trust	2,548	50
Welltower, Inc.	6,609	490
Weyerhaeuser Co.	11,676	365
WP Carey, Inc.	2,776	225
Zillow Group, Inc. Class C (a)	3,416	144
		19,994
Utilities (0.8%):
American States Water Co.	2,921	261
Consolidated Edison, Inc.	33,855	3,025
DTE Energy Co.	22,501	2,469
Exelon Corp.	71,612	2,892
Otter Tail Corp.	4,418	313
PG&E Corp. (a)	169,596	2,649
Portland General Electric Co.	6,495	311
Sempra Energy	19,901	2,984
The AES Corp.	99,768	2,462
UGI Corp.	64,532	2,403
		19,769
Total Common Stocks (Cost $497,818)		587,427

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Government Agency Mortgages (0.0%) (c)
Government National Mortgage Association 6.50%, 4/15/24	$1	$1
Total U.S. Government Agency Mortgages (Cost $1)		1
U.S. Treasury Obligations (1.1%)
U.S. Treasury Notes, 1.63%, 4/30/23 (d)	29,000	28,845
Total U.S. Treasury Obligations (Cost $28,995)		28,845
Exchange-Traded Funds (47.7%)
Invesco DB Commodity Index Tracking Fund (b)	256,100	6,085
Invesco FTSE RAFI Developed Markets ex-US ETF	653,206	28,931
Invesco FTSE RAFI Emerging Markets ETF	1,539,501	27,542
iShares 0-5 Year TIPS Bond ETF	227,974	22,184
iShares 20+ Year Treasury Bond ETF	143,081	14,553
iShares 7-10 Year Treasury Bond ETF	312,575	29,932
iShares Core MSCI EAFE ETF	32,626	2,122
iShares Core MSCI Emerging Markets ETF	2,071,821	98,101
iShares Core S&P 500 ETF	220,811	87,876
iShares Core S&P Small-Cap ETF	754,626	77,266
iShares Core US Aggregate Bond ETF	528,303	51,409
iShares JP Morgan USD Emerging Markets Bond ETF (b)	155,006	13,213
iShares MSCI Canada ETF (b)	275,420	9,378
iShares MSCI International Momentum Factor ETF (b)	1,164,448	36,831
iShares MSCI International Quality Factor ETF (b)	1,315,008	44,447
iShares MSCI Japan ETF	859,543	48,083
iShares Russell 2000 ETF (b)	107,726	20,272
Schwab Fundamental Emerging Markets Large Co. Index ETF	2,206,197	55,706
Schwab Fundamental International Large Co. Index ETF (b)	3,168,339	97,902
Schwab Fundamental International Small Co. Index ETF (b)	593,600	19,375
SPDR Gold Shares (a)	173,315	29,425
SPDR S&P Emerging Markets SmallCap ETF	107,983	5,439
Vanguard FTSE All-World ex-U.S. ETF	587,233	30,601
Vanguard FTSE Developed Markets ETF	3,765,596	166,326
Vanguard FTSE Emerging Markets ETF	176,219	6,947
Vanguard FTSE Europe ETF (b)	634,640	37,888
Vanguard Mid-Capital ETF	30,077	6,439
Vanguard Mortgage-Backed Securities ETF	408,949	18,718
Vanguard Real Estate ETF	130,232	11,163
Vanguard S&P 500 ETF	17,067	6,214
Vanguard Short-Term Bond ETF (b)	281,514	21,161
Vanguard Short-Term Corporate Bond ETF	107,729	8,110
Vanguard Total Stock Market ETF	202,168	40,337
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	202,622	9,150
Xtrackers USD High Yield Corporate Bond ETF	770,152	26,301
Total Exchange-Traded Funds (Cost $1,138,610)		1,215,427
See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (27.1%)
VictoryShares Emerging Markets Value Momentum ETF	68,000	$2,734
VictoryShares ESG Core Plus Bond ETF (b)	5,668,278	121,359
VictoryShares USAA Core Intermediate-Term Bond ETF	11,377,540	519,157
VictoryShares USAA Core Short-Term Bond ETF	969,310	47,418
Total Affiliated Exchange-Traded Funds (Cost $796,944)		690,668
Collateral for Securities Loaned (1.8%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (e)	11,378,313	11,378
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (e)	11,378,313	11,379
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (e)	11,378,313	11,378
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (e)	11,378,313	11,378
Total Collateral for Securities Loaned (Cost $45,513)		45,513
Total Investments (Cost $2,507,881) — 100.7%		2,567,881
Liabilities in excess of other assets — (0.7)%		(18,041)
NET ASSETS — 100.00%		$2,549,840

At February 28, 2023, the Fund's investments in foreign securities were 26.6% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  All or a portion of this security has been segregated as collateral for derivative instruments.

(e)  Rate disclosed is the daily yield on February 28, 2023.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued February 28, 2023

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Futures	368	3/17/23	$15,437,934	$16,529,137	$1,091,203
FTSE 100 Index Futures	459	3/17/23	41,280,192	43,395,049	2,114,857
S&P/Toronto Stock Exchange 60 Index Futures	215	3/16/23	38,043,445	38,388,917	345,472
					$3,551,532

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	186	3/16/23	$22,372,484	$22,515,691	$(143,207)
E-Mini Russell 2000 Index Futures	112	3/17/23	10,267,021	10,634,960	(367,939)
Hang Seng Index Futures	77	3/30/23	9,789,757	9,683,369	106,388
Swiss Market Index Futures	260	3/17/23	30,223,953	30,437,341	(213,388)
Tokyo Price Index Futures	157	3/9/23	22,167,759	23,006,831	(839,072)
					$(1,457,218)
Total unrealized appreciation					$3,657,920
Total unrealized depreciation					(1,563,606)
Total net unrealized appreciation (depreciation)					$2,094,314

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Aggressive Fund
Assets:
Affiliated investments, at value (Cost $796,944)	$690,668	(a)
Unaffiliated investments, at value (Cost $1,710,937)	1,877,213	(b)
Cash	21,736
Deposit with broker for futures contracts	11,684
Receivables:
Interest and dividends	1,470
Capital shares issued	700
Investments sold	7,978
Variation margin on open futures contracts	410
From Adviser for ETF reimbursements	525
Prepaid expenses	14
Total Assets	2,612,398
Liabilities:
Payables:
Collateral received on loaned securities	45,513
Collateral received from broker for futures contracts	3,724
Investments purchased	10,032
Capital shares redeemed	666
Variation margin on open futures contracts	567
Accrued expenses and other payables:
Investment advisory fees	1,179
Administration fees	292
Custodian fees	19
Transfer agent fees	383
Compliance fees	2
Trustees' fees	1
Other accrued expenses	180
Total Liabilities	62,558
Net Assets:
Capital	2,488,583
Total accumulated earnings/(loss)	61,257
Net Assets	$2,549,840
Shares (unlimited number of shares authorized with no par value):	106,221
Net asset value, offering and redemption price per share: (c)	$24.00

(a)  Includes $2 thousand of securities on loan.

(b)  Includes $44,104 thousand of securities on loan.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Cornerstone Moderately Aggressive Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Income distributions from affiliated funds	$14,365	$9,773
Dividends from unaffiliated investments	39,704	45,676
Interest from unaffiliated investments	491	7,056
Securities lending (net of fees)	1,202	713
Foreign tax withholding	—	(5)
Total Income	55,762	63,213
Expenses:
Investment advisory fees	11,282	17,408
Administration fees	2,868	4,426
Sub-Administration fees	59	76
Custodian fees	85	126
Transfer agent fees	3,646	5,116
Trustees' fees	37	50
Compliance fees	18	20
Legal and audit fees	75	68
State registration and filing fees	43	41
Interfund lending fees	—	1
Line of credit fees	1	—
Other expenses	319	274
Total Expenses	18,433	27,606
Expenses waived/reimbursed by Adviser	(1,587)	(1,689)
Net Expenses	16,846	25,917
Net Investment Income (Loss)	38,916	37,296
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated funds	(678)	—
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	(22,099)	126,892
Capital gain distributions received from affiliated funds	—	1,214
Net realized gains (losses) from futures contracts	1,313	2,816
Net change in unrealized appreciation/depreciation on affiliated funds	(34,278)	(69,445)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(65,434)	(254,354)
Net change in unrealized appreciation/depreciation on futures contracts	3,510	33
Net realized/unrealized gains (losses) on investments	(117,666)	(192,844)
Change in net assets resulting from operations	$(78,750)	$(155,548)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Aggressive Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$38,916	$37,296	$33,724
Net realized gains (losses)	(21,464)	130,922	176,187
Net change in unrealized appreciation/ depreciation	(96,202)	(323,766)	415,330
Change in net assets resulting from operations	(78,750)	(155,548)	625,241
Change in net assets resulting from distributions to shareholders	(105,901)	(229,481)	(55,505)
Change in net assets resulting from capital transactions	14,426	78,119	(205,115)
Change in net assets	(170,225)	(306,910)	364,621
Net Assets:
Beginning of period	2,720,065	3,026,975	2,662,354
End of period	$2,549,840	$2,720,065	$3,026,975
Capital Transactions:
Proceeds from shares issued	$101,783	$177,611	$174,743
Distributions reinvested	104,955	227,559	55,021
Cost of shares redeemed	(192,312)	(327,051)	(434,879)
Change in net assets resulting from capital transactions	$14,426	$78,119	$(205,115)
Share Transactions:
Issued	4,182	6,233	6,386
Reinvested	4,348	8,036	2,015
Redeemed	(7,907)	(11,454)	(16,102)
Change in Shares	623	2,815	(7,701)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Cornerstone Moderately Aggressive Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$25.76	$29.45	$24.10	$23.97	$25.78		$26.09
Investment Activities:
Net investment income (loss)	0.37 (b)	0.36 (b)	0.32 (b)	0.48 (b)	0.46		0.42
Net realized and unrealized gains (losses)	(1.11)	(1.77)	5.56	0.18	(0.79)		1.28
Total from Investment Activities	(0.74)	(1.41)	5.88	0.66	(0.33)		1.70
Distributions to Shareholders from:
Net investment income	(0.23)	(0.35)	(0.37)	(0.39)	(0.39)		(0.44)
Net realized gains	(0.79)	(1.93)	(0.16)	(0.14)	(1.09)		(1.57)
Total Distributions	(1.02)	(2.28)	(0.53)	(0.53)	(1.48)		(2.01)
Net Asset Value, End of Period	$24.00	$25.76	$29.45	$24.10	$23.97		$25.78
Total Return (c) (d)	(2.87)%	(5.43)%	24.58%	2.59%	(1.20)%		6.52%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.88%	0.88%	0.96%	0.98%	0.98	%(h)	0.97%
Net Investment Income (Loss) (e)	2.04%	1.26%	1.18%	1.94%	1.91%		1.64%
Gross Expenses (e) (f)	0.96%	0.93%	0.97%	0.99%	1.01%		0.97%
Supplemental Data:
Net Assets at end of period (000's)	$2,549,840	$2,720,065	$3,026,975	$2,662,354	$2,777,038		$2,493,883
Portfolio Turnover (c)	49%	44%	64%	92%	95	%(i)	56%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  Effective June 22, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Fund to 0.98% of the Fund's average daily net assets.

(i)  For the year ended May 31, 2019, the portfolio turnover calculation excludes the value of securities purchased of $370,785 thousand and sold of $3,096 thousand after the Fund's acquisition of First Start Growth Fund. Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$587,427	$—	$—	$587,427
U.S. Government Agency Mortgages	—	1	—	1
U.S. Treasury Obligations	—	28,845	—	28,845
Exchange-Traded Funds	1,215,427	—	—	1,215,427
Affiliated Exchange-Traded Funds	690,668	—	—	690,668
Collateral for Securities Loaned	45,513	—	—	45,513
Total	$2,539,035	$28,846	$—	$2,567,881
Other Financial Investments*
Assets:
Futures Contracts	$3,658	$—	$—	$3,658
Liabilities:
Futures Contracts	$(1,564)	$—	$—	$(1,564)
Total	$2,094	$—	$—	$2,094

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of February 28, 2023, there were no transfers into/out of Level 3.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the nine months ended February 28, 2023, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of February 28, 2023 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$3,658	$1,564

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the nine months ended February 28, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$1,313	$3,510

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$2,816	$33

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$44,106	$—	$45,513

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$1,684	$(202)

For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$62,899	$1,537

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,255,392	$1,289,948	$—	$1,016

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 0.98%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the nine months ended February 28, 2023, the Fund incurred reimbursable expense of $1,587 thousand, all of which was affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. For year ended May 31, 2022, the Fund incurred reimbursable expense of $1,689 thousand, all of which was affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. As of February 28, 2023, the Fund has a receivable related to these reimbursable expenses from the Adviser for $525 thousand, pursuant to the Fund's expense limitation agreement and is reflected on the Statement of Assets and Liabilities as Receivable from Adviser for ETF reimbursements.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, and May 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

ETF Risk — The Fund may invest in shares of ETFs, which generally are registered investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$2,800	4	1.85%	$2,800

*  Based on the number of days borrowings were outstanding for the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$7,552	12	0.59%	$15,154

*  Based on the number of days borrowings were outstanding for the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(57)	$57

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$33,253	$72,648	$105,901

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$117,188	$112,293	$229,481	$51,092	$4,413	$55,505

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$31,248	$(458)	$30,790	$(11,213)	$41,680	$61,257

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, straddle, partnership adjustments, REIT adjustments and derivatives.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$11,213	$11,213

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,525,672	$214,037	$(172,357)	$41,680

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the nine months ended February 28, 2023, were as follows (amounts in thousands):

	Fair Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 2/28/2023	Dividend Income
VictoryShares ESG Core Plus Bond ETF	$124,777	$5,088	$(2,544)	$—	$—	$(5,962)	$121,359	$3,402
VictoryShares USAA Core Intermediate-Term Bond ETF	536,226	22,954	(11,977)	(678)	—	(27,368)	519,157	9,815
VictoryShares USAA Core Short-Term Bond ETF	48,068	—	—	—	—	(650)	47,418	1,062
VictoryShares Emerging Markets Value Momentum ETF	3,032	—	—	—	—	(298)	2,734	86
	$712,103	$28,042	$(14,521)	$(678)	$—	$(34,278)	$690,668	$14,365

Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares ESG Core Plus Bond ETF	$—	$274,908	$(137,454)	$—	$—	$(12,677)	$124,777	$1,178
VictoryShares USAA Core Intermediate-Term Bond ETF	257,355	665,870	(332,936)	—	1,110	(54,063)	536,226	7,586

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023
	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares USAA Core Short-Term Bond ETF	$50,302	$—	$—	$—	$104	$(2,234)	$48,068	$865
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF*	3,503	—	—	—	—	(471)	3,032	144
	$311,160	$940,778	$(470,390)	$—	$1,214	$(69,445)	$712,103	$9,773

*  During the reporting period the Fund name was changed to VictoryShares Emerging Markets Value Momentum ETF.

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Cornerstone Moderately Aggressive Fund	Victory Cornerstone Moderately Aggressive Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

35

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,022.10	$1,020.38	$4.46	$4.46	0.89%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

42

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
15%	16%	$8,798	$72,648

43

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Moderately Aggressive Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

44

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the median of its expense group and above the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for certain periods and also noted the Fund's improved more recent performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

45

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

46

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

47

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23405-0423

February 28, 2023

Annual Report

USAA Cornerstone Moderately
Conservative Fund

(Also Known as Victory Cornerstone Moderately Conservative Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Cornerstone Moderately Conservative Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)	31
Trustee and Officer Information	31
Proxy Voting and Portfolio Holdings Information	37
Expense Example	37
Additional Federal Income Tax Information	38
Advisory Contract Renewal	39
Liquidity Risk Management Program	42
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Moderately Conservative Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Cornerstone Moderately Conservative Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund had a total return (at net asset value) of -3.31%. This compares to returns of -3.72% for the Bloomberg U.S. Universal Index, and -2.84% for the Cornerstone Moderately Conservative Composite Index.

4

USAA Cornerstone Moderately Conservative Fund

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

The Fund had a negative total return over the period, as global financial markets experienced weak performance and high volatility. Inflation concerns, rising interest rates and geopolitical issues continued to plague all major market segments for the majority of 2022 creating a volatile investment environment. The Fund slightly underperformed the Cornerstone Moderately Conservative Composite Index.

Overall, the Fund benefited from a tilt to the value style over growth, and to higher-quality stocks over their lower-quality counterparts. Both categories outperformed as investors gravitated to companies seen as being in the best position to withstand a period of slow growth and higher interest rates. Over the period, the Fund maintained an allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in 2022. On the other hand, tactical positions in international equities — such as Canada — dampened results.

The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Our approach is to hold a core, diversified portfolio, while accounting for both current risks and longer-term opportunities. We stay focused on fundamentals, valuations, and diversification. We believe this approach is prudent for long-term investors and is particularly important now given the elevated uncertainty in the outlook for the economy and markets.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Moderately Conservative Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg U.S. Universal Index[1]	Cornerstone Moderately Conservative Composite Index[2]
One Year	–7.75%	–9.30%	–8.16%
Five Year	2.16%	0.68%	3.31%
Ten Year	3.16%	1.39%	4.42%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Conservative Fund — Growth of $10,000

1The unmanaged Bloomberg U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks current income with a secondary focus on capital appreciation.

Asset Allocation*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (15.4%)
Communication Services (1.1%):
AT&T, Inc.	30,371	$574
Comcast Corp. Class A	10,752	400
Omnicom Group, Inc.	2,554	231
The Interpublic Group of Cos., Inc.	4,826	172
Verizon Communications, Inc.	17,765	689
		2,066
Consumer Discretionary (0.9%):
Best Buy Co., Inc.	2,578	214
eBay, Inc.	5,443	250
Garmin Ltd.	1,971	193
Lennar Corp. Class A	3,280	317
Target Corp.	3,204	540
Whirlpool Corp.	699	97
		1,611
Consumer Staples (0.7%):
Altria Group, Inc.	13,458	625
Philip Morris International, Inc.	5,275	513
Walgreens Boots Alliance, Inc.	7,794	277
		1,415
Energy (0.6%):
EOG Resources, Inc.	3,258	368
Exxon Mobil Corp.	6,186	680
		1,048
Financials (1.6%):
Ameriprise Financial, Inc.	1,350	463
Discover Financial Services	3,048	341
Huntington Bancshares, Inc.	13,100	201
JPMorgan Chase & Co.	4,408	632
Prudential Financial, Inc.	2,198	220
Regions Financial Corp.	7,919	185
Synchrony Financial	5,612	200
T. Rowe Price Group, Inc.	2,064	232
The Hartford Financial Services Group, Inc.	4,008	314
Truist Financial Corp.	4,802	225
		3,013
Health Care (2.6%):
Abbott Laboratories	5,012	510
AbbVie, Inc.	3,595	553
Amgen, Inc.	1,684	390
Bristol-Myers Squibb Co.	4,706	325
Cardinal Health, Inc.	3,287	249
Elevance Health, Inc.	433	203
Gilead Sciences, Inc.	7,989	643
Medtronic PLC	4,254	352

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Merck & Co., Inc.	4,030	$428
Pfizer, Inc.	10,916	443
UnitedHealth Group, Inc.	868	413
West Pharmaceutical Services, Inc.	929	295
		4,804
Industrials (0.9%):
3M Co.	4,026	434
Cintas Corp.	266	117
Lockheed Martin Corp.	958	454
Masco Corp.	2,779	146
United Parcel Service, Inc. Class B	2,732	498
		1,649
Information Technology (5.8%):
Accenture PLC Class A	2,484	660
Apple, Inc.	14,650	2,160
Applied Materials, Inc.	2,836	329
Automatic Data Processing, Inc.	1,241	273
Broadcom, Inc.	1,313	780
Cisco Systems, Inc.	11,339	549
Cognizant Technology Solutions Corp. Class A	3,881	243
HP, Inc.	8,159	241
International Business Machines Corp.	3,584	463
KLA Corp.	1,576	598
Lam Research Corp.	501	243
Mastercard, Inc. Class A	477	169
Microsoft Corp.	8,543	2,131
Motorola Solutions, Inc.	760	200
NetApp, Inc.	1,703	110
Paychex, Inc.	3,715	410
QUALCOMM, Inc.	4,064	502
Teradyne, Inc.	1,936	196
Visa, Inc. Class A	1,795	395
		10,652
Materials (0.6%):
CF Industries Holdings, Inc.	1,988	171
Dow, Inc.	4,248	243
LyondellBasell Industries NV Class A	3,203	307
Newmont Corp.	2,094	91
Nucor Corp.	896	150
The Mosaic Co.	2,532	135
		1,097
Real Estate (0.3%):
American Tower Corp.	564	112
Crown Castle, Inc.	991	130
Equinix, Inc.	112	77
Prologis, Inc.	1,532	189
		508

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.3%):
Evergy, Inc.	2,851	$168
Pinnacle West Capital Corp.	1,378	101
The Southern Co.	5,155	325
		594
Total Common Stocks (Cost $27,628)		28,457
U.S. Treasury Obligations (2.0%)
U.S. Treasury Notes, 1.63%, 4/30/23 (a)	3,800	3,780
Total U.S. Treasury Obligations (Cost $3,799)		3,780
Exchange-Traded Funds (41.7%)
First Trust TCW Securitized Plus ETF	113,685	2,418
Invesco DB Commodity Index Tracking Fund (b)	22,900	544
Invesco FTSE RAFI Developed Markets ex-US ETF	35,176	1,558
Invesco FTSE RAFI Emerging Markets ETF	86,305	1,544
iShares 0-5 Year TIPS Bond ETF (b)	36,290	3,531
iShares 20+ Year Treasury Bond ETF	23,312	2,371
iShares 7-10 Year Treasury Bond ETF	24,761	2,371
iShares Core MSCI Emerging Markets ETF	84,595	4,006
iShares Core S&P 500 ETF	2,493	992
iShares Core S&P Small-Cap ETF	39,211	4,015
iShares Core US Aggregate Bond ETF	68,395	6,656
iShares JP Morgan USD Emerging Markets Bond ETF (b)	14,224	1,212
iShares MSCI Canada ETF	19,158	652
iShares MSCI International Momentum Factor ETF (b)	71,831	2,272
iShares MSCI International Quality Factor ETF	81,444	2,753
iShares MSCI Japan ETF	52,800	2,954
iShares Russell 2000 ETF (b)	5,474	1,030
Schwab Fundamental Emerging Markets Large Co. Index ETF	170,705	4,310
Schwab Fundamental International Large Co. Index ETF	237,343	7,334
Schwab Fundamental International Small Co. Index ETF	50,100	1,635
SPDR Gold Shares (c)	12,368	2,100
SPDR S&P Emerging Markets SmallCap ETF	7,496	378
Vanguard FTSE All-World ex-U.S. ETF	33,797	1,761
Vanguard FTSE Developed Markets ETF (b)	104,858	4,632
Vanguard FTSE Emerging Markets ETF	9,987	394
Vanguard FTSE Europe ETF	34,276	2,046
Vanguard Mortgage-Backed Securities ETF	56,777	2,599
Vanguard Real Estate ETF	7,052	604
Vanguard S&P 500 ETF	1,122	409
Vanguard Short-Term Bond ETF (b)	15,433	1,160
Vanguard Small-Cap Value ETF	11,516	1,950
Vanguard Total Stock Market ETF	11,343	2,263
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	5,259	237
Xtrackers USD High Yield Corporate Bond ETF	69,791	2,383
Total Exchange-Traded Funds (Cost $74,065)		77,074

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (40.1%)
VictoryShares Emerging Markets Value Momentum ETF	9,770	$393
VictoryShares ESG Core Plus Bond ETF	686,365	14,695
VictoryShares USAA Core Intermediate-Term Bond ETF	1,217,107	55,536
VictoryShares USAA Core Short-Term Bond ETF	69,125	3,382
Total Affiliated Exchange-Traded Funds (Cost $85,371)		74,006
Collateral for Securities Loaned (6.9%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (d)	3,176,426	3,176
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (d)	3,176,426	3,177
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (d)	3,176,426	3,177
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (d)	3,176,426	3,176
Total Collateral for Securities Loaned (Cost $12,706)		12,706
Total Investments (Cost $203,569) — 106.1%		196,023
Liabilities in excess of other assets — (6.1)%		(11,299)
NET ASSETS — 100.00%		$184,724

At February 28, 2023, the Fund's investments in foreign securities were 19.9% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rate disclosed is the daily yield on February 28, 2023.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Futures	22	3/17/23	$922,920	$988,155	$65,235
FTSE 100 Index Futures	29	3/17/23	2,608,117	2,741,735	133,618
S&P/Toronto Stock Exchange 60 Index Futures	18	3/16/23	3,185,811	3,213,956	28,145
					$226,998

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued February 28, 2023

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	14	3/16/23	$1,716,465	$1,694,729	$21,736
Hang Seng Index Futures	6	3/30/23	762,838	754,548	8,290
Swiss Market Index Futures	24	3/17/23	2,794,176	2,809,601	(15,425)
Tokyo Price Index Futures	15	3/9/23	2,111,760	2,198,105	(86,345)
					$(71,744)
Total unrealized appreciation					$257,024
Total unrealized depreciation					(101,770)
Total net unrealized appreciation (depreciation)					$155,254

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Conservative Fund
Assets:
Affiliated investments, at value (Cost $85,371)	$74,006
Unaffiliated investments, at value (Cost $118,198)	122,017	(a)
Cash	672
Deposit with broker for futures contracts	867
Receivables:
Interest and dividends	81
Capital shares issued	31
Investments sold	4,299
Variation margin on open futures contracts	36
From Adviser for ETF reimbursements	57
From Adviser for expense limitation agreement	4
Prepaid expenses	2
Total Assets	202,072
Liabilities:
Payables:
Collateral received on loaned securities	12,706
Collateral received from broker for futures contracts	265
Investments purchased	3,983
Capital shares redeemed	160
Variation margin on open futures contracts	40
Accrued expenses and other payables:
Investment advisory fees	72
Administration fees	22
Custodian fees	3
Transfer agent fees	33
Compliance fees	—	(b)
Trustees' fees	2
Other accrued expenses	62
Total Liabilities	17,348
Net Assets:
Capital	196,861
Total accumulated earnings/(loss)	(12,137)
Net Assets	$184,724
Shares (unlimited number of shares authorized with no par value):	18,253
Net asset value, offering and redemption price per share: (c)	$10.12

(a)  Includes $12,314 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Cornerstone Moderately Conservative Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Income distributions from affiliated funds	$1,568	$1,004
Dividends from unaffiliated investments	2,529	2,721
Interest from unaffiliated investments	72	849
Securities lending (net of fees)	68	54
Foreign tax withholding	—	— (b)
Total Income	4,237	4,628
Expenses:
Investment advisory fees	699	1,088
Administration fees	210	326
Sub-Administration fees	56	71
Custodian fees	14	20
Transfer agent fees	332	462
Trustees' fees	36	48
Compliance fees	1	2
Legal and audit fees	50	54
State registration and filing fees	21	23
Interfund lending fees	— (b)	—
Other expenses	50	55
Recoupment of prior expenses waived/reimbursed by Adviser	— (b)	32
Total Expenses	1,469	2,181
Expenses waived/reimbursed by Adviser	(209)	(222)
Net Expenses	1,260	1,959
Net Investment Income (Loss)	2,977	2,669
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated funds	(467)	—
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	(4,345)	13,887
Capital gain distributions received from affiliated funds	—	125
Net realized gains (losses) from futures contracts	(46)	291
Net change in unrealized appreciation/depreciation on affiliated funds	(3,462)	(7,625)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(1,611)	(22,136)
Net change in unrealized appreciation/depreciation on futures contracts	324	(46)
Net realized/unrealized gains (losses) on investments	(9,607)	(15,504)
Change in net assets resulting from operations	$(6,630)	$(12,835)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Conservative Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$2,977	$2,669	$3,052
Net realized gains (losses)	(4,858)	14,303	8,850
Net change in unrealized appreciation/ depreciation	(4,749)	(29,807)	22,233
Change in net assets resulting from operations	(6,630)	(12,835)	34,135
Change in net assets resulting from distributions to shareholders	(12,852)	(14,110)	(3,777)
Change in net assets resulting from capital transactions	3,862	5,397	(29,253)
Change in net assets	(15,620)	(21,548)	1,105
Net Assets:
Beginning of period	200,344	221,892	220,787
End of period	$184,724	$200,344	$221,892
Capital Transactions:
Proceeds from shares issued	$10,924	$24,022	$24,253
Distributions reinvested	12,790	14,047	3,582
Cost of shares redeemed	(19,852)	(32,672)	(57,088)
Change in net assets resulting from capital transactions	$3,862	$5,397	$(29,253)
Share Transactions:
Issued	1,045	1,948	2,002
Reinvested	1,252	1,142	303
Redeemed	(1,891)	(2,665)	(4,710)
Change in Shares	406	425	(2,405)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Cornerstone Moderately Conservative Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$11.23	$12.74	$11.14	$10.94	$11.29		$11.34
Investment Activities:
Net investment income (loss)	0.17 (b)	0.15 (b)	0.16 (b)	0.23 (b)	0.24		0.21
Net realized and unrealized gains (losses)	(0.54)	(0.85)	1.64	0.22	(0.14)		0.23
Total from Investment Activities	(0.37)	(0.70)	1.80	0.45	0.10		0.44
Distributions to Shareholders from:
Net investment income	(0.13)	(0.17)	(0.17)	(0.23)	(0.24)		(0.21)
Net realized gains	(0.61)	(0.64)	(0.03)	(0.02)	(0.21)		(0.28)
Total Distributions	(0.74)	(0.81)	(0.20)	(0.25)	(0.45)		(0.49)
Net Asset Value, End of Period	$10.12	$11.23	$12.74	$11.14	$10.94		$11.29
Total Return (c) (d)	(3.31)%	(5.95)%	16.30%	4.09%	0.99%		3.89%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%
Net Investment Income (Loss) (e)	2.13%	1.23%	1.35%	2.05%	2.22%		1.84%
Gross Expenses (e) (f)	1.05%	1.00%	1.02%	1.02%	1.08%		1.07%
Supplemental Data:
Net Assets at end of period (000's)	$184,724	$200,344	$221,892	$220,787	$226,484		$221,721
Portfolio Turnover (c)	43%	61%	52%	84%	77	%(h)	45%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h) Reflects increased usage of quantitative investment strategies.
See notes to financial statements.

16

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,457	$—	$—	$28,457
U.S. Treasury Obligations	—	3,780	—	3,780
Exchange-Traded Funds	77,074	—	—	77,074
Affiliated Exchange-Traded Funds	74,006	—	—	74,006
Collateral for Securities Loaned	12,706	—	—	12,706
Total	$192,243	$3,780	$—	$196,023
Other Financial Investments*
Assets:
Futures Contracts	$257	$—	$—	$257
Liabilities:
Futures Contracts	$(102)	$—	$—	$(102)
Total	$155	$—	$—	$155

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of February 28, 2023, there were no transfers into/out of Level 3.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the nine months ended February 28, 2023, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of February 28, 2023 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$257	$102

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the nine months ended February 28, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(46)	$324

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$291	$(46)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$12,314	$—	$12,706

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$535	$(80)

For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$7,210	$127

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$80,583	$85,069	$—	$135

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 0.90%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the nine months ended February 28, 2023, the Fund incurred reimbursable expenses of $209 thousand, of which $174 thousand consisted of affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. For the year ended May 31, 2022, the Fund incurred reimbursable expense of $222 thousand, of which $175 thousand consisted of affiliated ETF Adviser for reimbursement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. As of February 28, 2023, the Fund has a receivable related to these reimbursable expenses from the Adviser for $57 thousand, pursuant to the Fund's expense limitation agreement and is reflected on the Statement of Assets and Liabilities as Receivable from Adviser for ETF reimbursements.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. For the nine months ended February 28, 2023, the Fund incurred reimbursable expenses of $35 thousand under the terms of the expense limitation agreement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. For the year ended May 31, 2022, the Fund incurred reimbursable expenses of $47 thousand under the terms of the expense limitation agreement and is reflected on the Statements of Operations as Expenses waived/reimbursed by Adviser. As of February 28, 2023, the Fund has a receivable related to these reimbursable expenses from the Adviser for $4 thousand pursuant to the Fund's expense limitation agreement and is reflected on the Statement of Assets and Liabilities as Receivable from Adviser for expense limitation agreement.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023*	Expires 2024	Expires 2025	Expires 2026	Total
$64	$246	$47	$35	$392

*  Amount includes $32 thousand that expired on March 31, 2023.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$219	$246	$47	$512

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

ETF Risk — The Fund may invest in shares of ETFs, which generally are registered investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate (" LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$992	4	2.86%	$992

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(4)	$4

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,133	$9,719	$12,852

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,440	$7,670	$14,110	$3,243	$534	$3,777

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$768	$(42)	$726	$(4,356)	$(8,507)	$(12,137)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, straddle, partnership adjustments, REIT adjustments and derivatives.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,144	$2,212	$4,356

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$204,502	$7,701	$(16,208)	$(8,507)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the nine months ended February 28, 2023, were as follows (amounts in thousands):

	Fair Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 2/28/2023	Dividend Income
VictoryShares Emerging Markets Value Momentum ETF	$436	$—	$—	$—	$—	$(43)	$393	$12
VictoryShares ESG Core Plus Bond ETF	15,102	628	(314)	—	—	(721)	14,695	411
VictoryShares USAA Core Intermediate-Term Bond ETF	59,452	2,441	(3,223)	(467)	—	(2,667)	55,536	1,075
VictoryShares USAA Core Short-Term Bond ETF	2,712	701	—	—	—	(31)	3,382	70
	$77,702	$3,770	$(3,537)	$(467)	$—	$(3,462)	$74,006	$1,568

Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/22	Dividend Income
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF*	$503	$—	$—	$—	$—	$(67)	$436	$21
VictoryShares ESG Core Plus Bond ETF	—	33,279	(16,640)	—	—	(1,537)	15,102	142

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023
	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/22	Dividend Income
VictoryShares USAA Core Intermediate-Term Bond ETF	$24,121	$82,451	$(41,225)	$—	$119	$(5,895)	$59,452	$792
VictoryShares USAA Core Short-Term Bond ETF	2,838	—	—	—	6	(126)	2,712	49
	$27,462	$115,730	$(57,865)	$—	$125	$(7,625)	$77,702	$1,004

*  During the reporting period the Fund name was changed to VictoryShares Emerging Markets Value Momentum ETF.

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Cornerstone Moderately Conservative Fund	Victory Cornerstone Moderately Conservative Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

30

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,014.40	$1,020.33	$4.50	$4.51	0.90%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
16%	18%	$888	$9,719

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Moderately Conservative Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and below its Lipper index for the one-, three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to the Lipper index.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

42

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97447-0423

February 28, 2023

Annual Report

USAA Emerging Markets Fund

(Also Known as Victory Emerging Markets Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Emerging Markets Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Supplemental Information (Unaudited)	40
Trustee and Officer Information	40
Proxy Voting and Portfolio Holdings Information	46
Expense Examples	46
Additional Federal Income Tax Information	47
Advisory Contract Renewal	48
Liquidity Risk Management Program	52
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Emerging Markets Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Emerging Markets Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended

4

USAA Emerging Markets Fund

Managers' Commentary (continued)

February 28, 2023, the Fund Shares and Institutional Shares had total returns (at net asset value) of -9.36% and -9.26%, respectively. This compares to returns of -8.62% for the MSCI Emerging Markets Index, and -5.95% for the Lipper Emerging Markets Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Lazard Asset Management is an external subadviser to the Fund, while Sophus Capital and Trivalent Investments are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser, the investment franchises, and Victory Capital's Victory Solutions platform.

•  What strategies did you employ during the reporting period?

During the reporting period ending on February 28, 2023, the Fund underperformed its benchmark MSCI Emerging Markets Index. On a country basis, an overweight and stock selection in Mexico were positive contributors to performance. On the negative side, an underweight and stock selection in China were detractors.

Reviewing performance from a sector standpoint, stock selection was a positive contributor in financials and energy. The materials sector had a negative stock selection effect. An underweight to the utilities sector benefited results during the reporting period.

Thank you for allowing us to assist you with your investment needs.

5

USAA Emerging Markets Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares
INCEPTION DATE	11/7/94	8/1/08
	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index[1]	Lipper Emerging Markets Funds Index[2]
One Year	–14.65%	–14.52%	–15.28%	–13.85%
Five Year	–1.81%	–1.61%	–1.87%	–1.13%
Ten Year	0.82%	1.03%	1.52%	1.89%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Emerging Markets Fund — Growth of $10,000

1The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Emerging Markets Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Sectors*:

February 28, 2023

(% of Net Assets)

Information Technology	23.9%
Financials	19.9%
Consumer Discretionary	13.5%
Materials	8.1%
Industrials	7.8%
Communication Services	6.8%
Health Care	5.1%
Consumer Staples	4.8%
Energy	4.6%
Real Estate	2.6%

Country Allocation:

February 28, 2023

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Common Stocks (98.5%)
Brazil (6.5%):
Consumer Discretionary (0.8%):
Lojas Renner SA	507,700	$1,809
Vibra Energia SA	1,040,418	2,939
		4,748
Consumer Staples (0.4%):
Sao Martinho SA	298,800	1,552
Sendas Distribuidora SA	100,940	350
SLC Agricola SA	45,370	427
		2,329
Energy (1.1%):
3R Petroleum Oleo e Gas SA (a)	57,400	399
Petro Rio SA (a)	79,800	514
Petroleo Brasileiro SA, ADR	504,677	5,597
		6,510
Financials (1.1%):
Banco do Brasil SA	400,095	3,080
Banco do Estado do Rio Grande do Sul SA Preference Shares	219,400	419
Itau Unibanco Holding SA, ADR	693,306	3,335
		6,834
Health Care (0.3%):
Hypera SA	255,100	2,030
Industrials (0.8%):
CCR SA	851,020	1,787
Randon SA Implementos e Participacoes Preference Shares	263,100	400
Santos Brasil Participacoes SA	1,183,600	1,811
SIMPAR SA	839,460	1,151
		5,149
Information Technology (0.3%):
Cielo SA	684,300	628
Pagseguro Digital Ltd. Class A (a)	151,141	1,310
		1,938
Materials (1.4%):
Gerdau SA Preference Shares	333,500	1,824
Vale SA	283,000	4,613
Vale SA, ADR	121,697	1,988
		8,425
Real Estate (0.1%):
Aliansce Sonae Shopping Centers sa	104,500	341
Utilities (0.2%):
Eneva SA (a)	182,800	399
Equatorial Energia SA	77,700	378

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Omega Energia SA (a)	174,650	$308
		1,085
		39,389
Canada (1.2%):
Energy (0.3%):
Parex Resources, Inc.	101,478	1,654
Materials (0.9%):
First Quantum Minerals Ltd.	255,946	5,593
		7,247
Chile (0.1%):
Consumer Staples (0.1%):
Cencosud SA	307,688	581
Real Estate (0.0%): (b)
Cencosud Shopping SA	224,364	320
		901
China (26.7%):
Communication Services (4.2%):
Baidu, Inc. Class A (a)	279,612	4,808
Hello Group, Inc., ADR	37,293	328
Tencent Holdings Ltd.	462,463	20,316
		25,452
Consumer Discretionary (6.8%):
361 Degrees International Ltd. (a)	1,014,000	486
Alibaba Group Holding Ltd. (a)	1,037,104	11,399
Alibaba Group Holding Ltd., ADR (a)	47,267	4,150
BYD Co. Ltd. Class H	136,000	3,656
Fuyao Glass Industry Group Co. Ltd. Class A	324,300	1,733
Gree Electric Appliances, Inc. Class A	453,300	2,317
Hisense Home Appliances Group Co. Ltd. Class A	927,500	2,551
JD.com, Inc. Class A	141,808	3,153
Meituan Class B (a) (c)	264,136	4,584
MINISO Group Holding Ltd., ADR	27,975	501
Pinduoduo, Inc., ADR (a)	56,912	4,993
Yadea Group Holdings Ltd. (c)	940,000	2,018
		41,541
Consumer Staples (2.0%):
Chenguang Biotech Group Co. Ltd. Class A	745,675	1,940
Hengan International Group Co. Ltd.	557,000	2,562
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	393,800	1,730
Wuliangye Yibin Co. Ltd. Class A	209,000	6,143
		12,375

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Energy (0.9%):
China Shenhua Energy Co. Ltd. Class H	392,500	$1,181
PetroChina Co. Ltd. Class H	8,304,000	4,236
		5,417
Financials (4.6%):
China Construction Bank Corp. Class H	7,273,000	4,446
China Merchants Bank Co. Ltd. Class H	1,372,500	7,448
CITIC Securities Co. Ltd. Class A	872,900	2,597
Industrial & Commercial Bank of China Ltd. Class H	5,196,000	2,593
Ping An Insurance Group Co. of China Ltd. Class H	1,582,500	10,803
		27,887
Health Care (2.6%):
3SBio, Inc. (c)	376,000	373
China Animal Healthcare Ltd. (a) (d)	1,673,000	—
China Medical System Holdings Ltd.	290,000	437
CSPC Pharmaceutical Group Ltd.	2,728,000	2,931
Hygeia Healthcare Holdings Co. Ltd. (a) (c) (e)	333,600	2,430
Pharmaron Beijing Co. Ltd. Class H (c)	215,900	1,211
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	49,400	2,232
Sinopharm Group Co. Ltd. Class H	1,229,599	3,293
Wuxi Biologics Cayman, Inc. (a) (c)	416,000	2,912
		15,819
Industrials (1.8%):
Airtac International Group	90,344	3,155
China Railway Group Ltd. Class H	3,638,000	1,896
Sany Heavy Equipment International Holdings Co. Ltd.	374,000	373
Xinte Energy Co. Ltd. Class H (e)	264,000	582
ZTO Express Cayman, Inc., ADR	204,831	4,928
		10,934
Information Technology (1.1%):
Glodon Co. Ltd. Class A	257,300	2,225
JinkoSolar Holding Co. Ltd., ADR (a)	8,303	440
Luxshare Precision Industry Co. Ltd. Class A	515,100	2,217
WUS Printed Circuit Kunshan Co. Ltd. Class A	789,360	1,864
		6,746
Materials (1.3%):
Anhui Conch Cement Co. Ltd. Class H	620,000	2,276
Shandong Nanshan Aluminum Co. Ltd. Class A	4,042,508	2,103
Tianqi Lithium Corp. Class A (a)	146,800	1,731
Wanhua Chemical Group Co. Ltd. Class A	129,200	1,942
		8,052
Real Estate (1.1%):
A-Living Smart City Services Co. Ltd. (c)	830,000	851
China Vanke Co. Ltd. Class H	1,075,075	1,880
Greentown China Holdings Ltd.	333,500	456

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Longfor Group Holdings Ltd. (c)	724,000	$2,073
Seazen Group Ltd. (a)	3,676,000	1,237
		6,497
Utilities (0.3%):
China Longyuan Power Group Corp. Ltd. Class H	1,624,000	1,992
		162,712
Egypt (0.3%):
Communication Services (0.0%): (b)
Telecom Egypt Co.	436,359	372
Financials (0.3%):
Commercial International Bank Egypt SAE Registered Shares, GDR	1,173,487	1,741
		2,113
Greece (1.8%):
Consumer Discretionary (0.4%):
OPAP SA	149,599	2,322
Energy (0.2%):
Motor Oil Hellas Corinth Refineries SA	42,606	1,128
Financials (0.7%):
National Bank of Greece SA (a)	817,624	4,574
Industrials (0.4%):
Mytilineos SA	96,882	2,614
Utilities (0.1%):
Terna Energy SA	20,918	435
		11,073
Hong Kong (3.1%):
Communication Services (0.1%):
NetDragon Websoft Holdings Ltd. (e)	173,500	395
Consumer Discretionary (1.1%):
Bosideng International Holdings Ltd.	4,282,000	2,376
JS Global Lifestyle Co. Ltd. (c)	1,002,000	952
Man Wah Holdings Ltd.	1,463,200	1,498
Samsonite International SA (a) (c)	660,900	1,855
		6,681
Health Care (0.1%):
The United Laboratories International Holdings Ltd.	796,000	477
Industrials (0.7%):
Techtronic Industries Co. Ltd.	445,000	4,432
Information Technology (0.6%):
Lenovo Group Ltd.	3,734,000	3,360
Real Estate (0.4%):
China Resources Land Ltd.	618,000	2,746

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Utilities (0.1%):
Canvest Environmental Protection Group Co. Ltd. (e)	578,000	$285
China Water Affairs Group Ltd.	478,000	425
		710
		18,801
Hungary (0.5%):
Financials (0.4%):
OTP Bank Nyrt	83,349	2,530
Health Care (0.1%):
Richter Gedeon Nyrt	21,209	446
		2,976
India (13.1%):
Communication Services (0.3%):
Indus Towers Ltd.	770,761	1,592
Sun TV Network Ltd.	59,727	310
		1,902
Consumer Discretionary (1.8%):
Apollo Tyres Ltd.	115,203	436
Bajaj Auto Ltd.	44,739	1,980
Indian Hotels Co. Ltd.	165,796	623
Kalyan Jewellers India, Ltd. (a)	365,087	501
Mahindra & Mahindra Ltd.	316,475	4,856
Mahindra CIE Automotive Ltd.	210,512	1,080
Raymond Ltd.	77,155	1,185
		10,661
Consumer Staples (0.4%):
Varun Beverages Ltd.	173,135	2,722
Energy (0.7%):
Aegis Logistics Ltd.	116,644	514
Reliance Industries Ltd.	130,677	3,665
		4,179
Financials (4.7%):
Angel One Ltd.	29,633	365
Axis Bank Ltd.	496,961	5,069
Cholamandalam Investment & Finance Co. Ltd.	430,223	3,934
ICICI Bank Ltd., ADR	761,417	15,746
IDFC First Bank, Ltd. (a)	749,013	499
Mahindra & Mahindra Financial Services Ltd.	108,230	329
Manappuram Finance Ltd.	1,871,946	2,323
Power Finance Corp. Ltd.	254,211	447
		28,712
Health Care (0.5%):
Apollo Hospitals Enterprise Ltd.	40,175	2,137
Aster DM Healthcare Ltd. (a) (c)	161,775	436

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Granules India Ltd.	111,374	$377
		2,950
Industrials (1.7%):
AIA Engineering Ltd.	13,036	418
Allcargo Logistics Ltd.	88,552	396
Ashok Leyland Ltd.	1,154,258	2,030
CMS Info Systems Ltd.	77,697	268
HG Infra Engineering Ltd.	87,108	753
KEI Industries Ltd.	25,794	507
Larsen & Toubro Ltd.	216,918	5,529
NCC Ltd.	515,525	555
		10,456
Information Technology (1.1%):
eClerx Services Ltd.	49,681	838
Infosys Ltd., ADR	225,520	4,046
KPIT Technologies Ltd.	46,779	469
WNS Holdings Ltd., ADR (a)	16,742	1,455
		6,808
Materials (1.3%):
Gujarat Fluorochemicals Ltd.	10,902	414
Jindal Steel & Power Ltd.	131,104	871
JK Paper Ltd.	357,042	1,673
National Aluminium Co. Ltd.	346,553	328
Tata Chemicals Ltd.	51,130	603
Tata Steel Ltd.	1,675,910	2,108
UPL Ltd.	208,560	1,750
		7,747
Real Estate (0.1%):
Oberoi Realty Ltd.	40,157	416
Utilities (0.5%):
CESC Ltd.	448,756	376
Power Grid Corp. of India Ltd.	898,453	2,414
VA Tech Wabag Ltd. (a)	86,247	321
		3,111
		79,664
Indonesia (3.1%):
Communication Services (0.5%):
PT Media Nusantara Citra Tbk (a)	5,888,000	251
PT Telekomunikasi Indonesia Persero Tbk, ADR	111,197	2,864
		3,115
Consumer Discretionary (0.1%):
PT Mitra Adiperkasa Tbk (a)	7,096,600	703
Energy (0.3%):
PT Adaro Energy Indonesia Tbk	8,674,500	1,700

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Financials (2.1%):
PT Bank Mandiri Persero Tbk	10,364,490	$6,797
PT Bank Rakyat Indonesia Persero Tbk	19,548,046	5,985
		12,782
Information Technology (0.1%):
PT Erajaya Swasembada Tbk	11,221,800	379
		18,679
Luxembourg (0.4%):
Materials (0.4%):
Ternium SA, ADR	55,059	2,346
Malaysia (0.9%):
Consumer Staples (0.1%):
Heineken Malaysia Bhd	104,100	664
Financials (0.5%):
Alliance Bank Malaysia BHD	684,400	531
Public Bank Bhd	2,830,200	2,606
		3,137
Industrials (0.1%):
Gamuda Bhd	748,200	701
Materials (0.1%):
Ta Ann Holdings Bhd	560,500	417
Real Estate (0.0%): (b)
Eco World Development Group Bhd	2,541,800	385
Utilities (0.1%):
Mega First Corp. Bhd	578,700	476
		5,780
Mexico (5.1%):
Communication Services (0.5%):
America Movil SAB de CV, ADR	144,900	2,982
Consumer Discretionary (0.3%):
Alsea SAB de CV (a)	761,491	1,683
Consumer Staples (0.9%):
Fomento Economico Mexicano SAB de CV, ADR	32,776	3,013
Kimberly-Clark de Mexico SAB de CV Class A	1,413,200	2,836
		5,849
Energy (0.1%):
Vista Energy SAB de CV, ADR (a)	36,995	667
Financials (2.0%):
Banco del Bajio SA (c)	196,283	751
Grupo Financiero Banorte SAB de CV Class O	1,338,496	11,300
		12,051
Industrials (0.4%):
Grupo Aeroportuario del Pacifico SAB de CV Class B	143,502	2,730

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Materials (0.6%):
Alpek SAB de CV	391,498	$480
GCC SAB de CV	118,193	929
Grupo Mexico SAB de CV Class B	493,299	2,214
		3,623
Real Estate (0.3%):
Corp Inmobiliaria Vesta SAB de CV	390,063	1,133
Macquarie Mexico Real Estate Management SA de CV (c)	303,475	521
		1,654
		31,239
Philippines (0.1%):
Financials (0.1%):
Security Bank Corp.	338,280	628
Poland (0.1%):
Financials (0.1%):
Kruk SA	8,006	595
Portugal (0.6%):
Energy (0.6%):
Galp Energia SGPS SA	287,126	3,502
Qatar (0.3%):
Energy (0.0%): (b)
Qatar Gas Transport Co. Ltd.	412,964	414
Industrials (0.3%):
Industries Qatar QSC	454,973	1,740
		2,154
Russian Federation (0.0%): (b)
Communication Services (0.0%):
Mobile TeleSystems PJSC, ADR (a) (d) (g)	253,826	14
Consumer Staples (0.0%):
Magnit PJSC (a) (d) (g)	29,318	—	(f)
Energy (0.0%):
Gazprom PJSC (d) (g)	1,087,480	35
Rosneft Oil Co. PJSC, GDR (a) (d) (g)	457,159	21
		56
Financials (0.0%):
Moscow Exchange MICEX-RTS PJSC (a) (d) (g)	196,760	3
Sberbank of Russia PJSC (d) (g)	687,954	2
Sberbank of Russia PJSC, ADR (a) (d) (g)	329,652	2
		7
		77

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Saudi Arabia (1.5%):
Energy (0.1%):
Aldrees Petroleum and Transport Services Co.	21,001	$471
Financials (0.6%):
The Saudi National Bank	271,581	3,416
Information Technology (0.3%):
Arabian Internet Communications Services Co.	27,297	1,799
Materials (0.5%):
SABIC Agri-Nutrients Co.	89,503	3,184
		8,870
South Africa (1.6%):
Consumer Discretionary (0.1%):
Truworths International Ltd.	138,333	446
Energy (0.1%):
Exxaro Resources Ltd.	31,655	346
Financials (0.8%):
Absa Group Ltd.	277,015	2,992
Standard Bank Group Ltd.	219,546	2,194
		5,186
Industrials (0.5%):
The Bidvest Group Ltd.	224,742	2,867
Materials (0.1%):
African Rainbow Minerals Ltd.	44,624	618
Real Estate (0.0%): (b)
Resilient REIT Ltd.	122,722	341
		9,804
South Korea(13.6%):
Communication Services (1.2%):
Cheil Worldwide, Inc.	18,056	273
JYP Entertainment Corp.	82,917	4,926
KT Corp.	92,487	2,130
		7,329
Consumer Discretionary (1.3%):
Coway Co. Ltd.	5,390	218
Hyundai Mobis Co. Ltd.	28,658	4,604
Kia Corp.	50,729	2,883
Youngone Corp.	11,957	385
		8,090
Consumer Staples (0.4%):
BGF retail Co. Ltd.	6,290	860
KT&G Corp.	21,059	1,413
Lotte Chilsung Beverage Co. Ltd.	2,480	314
		2,587

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Financials (1.9%):
DB Insurance Co. Ltd.	24,015	$1,398
Hana Financial Group, Inc.	97,073	3,330
JB Financial Group Co. Ltd.	68,858	481
Samsung Securities Co. Ltd.	88,757	2,247
Shinhan Financial Group Co. Ltd.	93,774	2,754
Woori Financial Group, Inc.	130,613	1,204
		11,414
Health Care (0.6%):
Dentium Co. Ltd.	6,227	569
Hugel, Inc. (a)	11,913	1,160
Medytox, Inc.	2,275	375
Samsung Biologics Co. Ltd. (a) (c)	2,711	1,584
		3,688
Industrials (0.6%):
CJ Corp.	23,092	1,516
DL E&C Co. Ltd.	12,045	300
Hanwha Aerospace Co. Ltd.	5,545	377
Hyundai Glovis Co. Ltd.	2,837	340
LX International Corp.	15,098	357
Samsung Engineering Co. Ltd. (a)	32,958	654
		3,544
Information Technology (7.3%):
Daeduck Electronics Co. Ltd.	36,989	586
DB HiTek Co. Ltd.	9,953	340
Innox Advanced Materials Co. Ltd.	65,146	1,916
LEENO Industrial, Inc.	4,555	558
LG Innotek Co. Ltd.	2,996	626
Samsung Electro-Mechanics Co. Ltd.	21,923	2,384
Samsung Electronics Co. Ltd.	538,422	24,640
SK Hynix, Inc.	202,114	13,663
		44,713
Materials (0.3%):
KCC Corp.	1,439	266
LOTTE Fine Chemical Co. Ltd.	7,105	312
OCI Co. Ltd.	4,422	303
Poongsan Corp.	21,445	582
		1,463
		82,828
Taiwan (14.9%):
Consumer Discretionary (0.5%):
Fulgent Sun International Holding Co. Ltd.	91,000	405
Makalot Industrial Co. Ltd.	49,000	343
O-TA Precision Industry Co. Ltd.	82,000	348
Poya International Co. Ltd.	73,000	1,412

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Tong Yang Industry Co. Ltd.	256,000	$366
		2,874
Health Care (0.7%):
Lotus Pharmaceutical Co. Ltd.	296,000	2,725
Universal Vision Biotechnology Co. Ltd.	176,550	1,875
		4,600
Industrials (0.3%):
Aerospace Industrial Development Corp.	286,000	361
Bizlink Holding, Inc.	43,000	389
Chung-Hsin Electric & Machinery Manufacturing Corp.	162,000	504
Sincere Navigation Corp.	619,000	521
		1,775
Information Technology (13.1%):
ASE Technology Holding Co. Ltd.	776,000	2,673
ASE Technology Holding Co. Ltd., ADR	539,762	3,870
Chipbond Technology Corp.	229,000	504
Compeq Manufacturing Co. Ltd.	313,000	467
E Ink Holdings, Inc.	92,000	582
Global Unichip Corp.	27,000	1,016
Gold Circuit Electronics Ltd.	1,083,800	3,266
Hon Hai Precision Industry Co. Ltd.	962,000	3,183
Hon Hai Precision Industry Co. Ltd., GDR	266,786	1,757
King Yuan Electronics Co. Ltd.	335,000	458
Kinsus Interconnect Technology Corp.	127,000	445
Lotes Co. Ltd.	17,000	478
Macronix International Co. Ltd.	319,000	357
MediaTek, Inc.	293,000	6,882
Quanta Computer, Inc.	537,000	1,406
Radiant Opto-Electronics Corp.	138,000	477
Sercomm Corp.	150,000	413
Silicon Motion Technology Corp., ADR	80,053	5,381
Simplo Technology Co. Ltd.	46,000	445
Taiwan Semiconductor Manufacturing Co. Ltd.	2,046,000	33,859
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	64,329	5,601
Tong Hsing Electronic Industries Ltd.	57,400	411
Unimicron Technology Corp.	402,000	1,661
Wiwynn Corp.	131,000	4,109
Zhen Ding Technology Holding Ltd.	153,000	560
		80,261
Materials (0.2%):
Allied Supreme Corp. (a)	55,000	630
Taiwan Hon Chuan Enterprise Co. Ltd.	162,000	512
		1,142
Real Estate (0.1%):
Huaku Development Co. Ltd.	116,000	350
		91,002

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Thailand (1.2%):
Consumer Discretionary (0.0%): (b)
Sri Trang Agro-Industry PCL	373,800	$267
Energy (0.2%):
PTT Exploration & Production PCL	308,500	1,306
Health Care (0.2%):
Chularat Hospital PCL	4,361,700	462
Mega Lifesciences PCL	387,900	505
		967
Materials (0.3%):
Indorama Ventures PCL	1,862,000	1,935
The Siam Cement PCL	21,500	197
		2,132
Real Estate (0.4%):
AP Thailand PCL	5,477,900	1,921
Origin Property PCL	1,137,500	383
		2,304
Utilities (0.1%):
Ratch Group PCL	327,200	377
		7,353
Turkey (0.2%):
Consumer Staples (0.1%):
Coca-Cola Icecek A/S	82,674	837
Industrials (0.1%):
Tekfen Holding A/S	197,679	377
		1,214
United Arab Emirates (0.5%):
Consumer Discretionary (0.3%):
Americana Restaurants International PLC (a)	1,687,582	1,597
Industrials (0.1%):
Air Arabia PJSC	1,110,667	680
Real Estate (0.1%):
Emaar Development PJSC (a)	468,695	603
		2,880
United Kingdom (1.1%):
Consumer Staples (0.4%):
Unilever PLC	52,639	2,626
Materials (0.7%):
Anglo American PLC	73,418	2,536
Mondi PLC	106,893	1,796
		4,332
		6,958
Total Common Stocks (Cost $561,395)		600,785

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares MSCI Emerging Markets Small-Cap ETF	14,926	$744
Total Exchange-Traded Funds (Cost $758)		744
Collateral for Securities Loaned (0.0%)^
United States (0.0%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (h)	24,750	24
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (h)	24,750	25
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (h)	24,750	25
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (h)	24,750	25
Total Collateral for Securities Loaned (Cost $99)		99
Total Investments (Cost $562,252) — 98.6%		601,628
Other assets in excess of liabilities — 1.4%		8,670
NET ASSETS — 100.00%		$610,298

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $22,551 thousands and amounted to 3.7% of net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.01% of net assets as of February 28, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  All or a portion of this security is on loan.

(f)  Rounds to less than $1 thousand.

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued February 28, 2023

  (Unaudited)

(g)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at February 28, 2023, (amount in thousand):

Security Name	Acquisition Date	Cost
Gazprom PJSC	7/28/2021	$4,261
Magnit PJSC	9/16/2021	2,278
Mobile TeleSystems PJSC, ADR	4/4/2016	2,117
Moscow Exchange MICEX-RTS PJSC	5/4/2020	331
Rosneft Oil Co. PJSC, GDR	3/6/2020	2,920
Sberbank of Russia PJSC	3/2/2015	51,254
Sberbank of Russia PJSC, ADR	11/11/2020	4,362

(h)  Rate disclosed is the daily yield on February 28, 2023.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Emerging Markets Fund
Assets:
Investments, at value (Cost $562,252)	$601,628	(a)
Foreign currency, at value (Cost $1,413)	1,454
Cash	9,006
Receivables:
Interest and dividends	1,736
Capital shares issued	327
Investments sold	1,021
Reclaims	39
From Adviser	50
Prepaid expenses	18
Total Assets	615,279
Liabilities:
Payables:
Collateral received on loaned securities	99
Investments purchased	2,681
Capital shares redeemed	168
Accrued foreign capital gains taxes	1,184
Accrued expenses and other payables:
Investment advisory fees	489
Administration fees	58
Custodian fees	62
Transfer agent fees	79
Compliance fees	1
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	159
Total Liabilities	4,981
Net Assets:
Capital	619,195
Total accumulated earnings/(loss)	(8,897)
Net Assets	$610,298
Net Assets
Fund Shares	$234,472
Institutional Shares	375,826
Total	$610,298
Shares (unlimited number of shares authorized with no par value):
Fund Shares	13,158
Institutional Shares	21,148
Total	34,306
Net asset value, offering and redemption price per share: (c)
Fund Shares	$17.82
Institutional Shares	17.77

(a)  Includes $2,691 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Emerging Markets Fund
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022
Investment Income:
Dividends	$20,029		$21,957
Interest	70		2
Securities lending (net of fees)	53		62
Foreign tax withholding	(1,954)		(2,046)
Total Income	18,198		19,975
Expenses:
Investment advisory fees	4,635		6,952
Administration fees — Fund Shares	269		485
Administration fees — Institutional Shares	283		379
Administration fees — Class A	—	(b)(c)	— (c)
Sub-Administration fees	42		55
12b-1 fees — Class A	—	(b)(c)	— (c)
Custodian fees	338		400
Transfer agent fees — Fund Shares	466		669
Transfer agent fees — Institutional Shares	283		379
Transfer agent fees — Class A	—	(b)(c)	— (c)
Trustees' fees	36		48
Compliance fees	4		5
Legal and audit fees	117		122
State registration and filing fees	53		46
Interfund lending fees	8		— (c)
Other expenses	147		141
Recoupment of prior expenses waived/reimbursed by Adviser	—		29
Total Expenses	6,681		9,710
Expenses waived/reimbursed by Adviser	(361)		(111)
Net Expenses	6,320		9,599
Net Investment Income (Loss)	11,878		10,376
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(35,073)		30,126
Foreign taxes on realized gains	(129)		(749)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(36,453)		(182,925)
Net change in accrued foreign taxes on unrealized gains	(656)		1,385
Net realized/unrealized gains (losses) on investments	(72,311)		(152,163)
Change in net assets resulting from operations	$(60,433)		$(141,787)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Class A activity is for the period June 1, 2022 to February 22, 2023 (date of termination).

(c)  Rounds to less than $1 thousand.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Emerging Markets Fund
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$11,878		$10,376	$6,334
Net realized gains (losses)	(35,202)		29,377	106,033
Net change in unrealized appreciation/ depreciation	(37,109)		(181,540)	195,626
Change in net assets resulting from operations	(60,433)		(141,787)	307,993
Distributions to Shareholders:
Fund Shares	(3,948)		(2,223)	(3,653)
Institutional Shares	(7,622)		(3,355)	(4,890)
Class A	(1	)(b)	—	(53)
Change in net assets resulting from distributions to shareholders	(11,571)		(5,578)	(8,596)
Change in net assets resulting from capital transactions	6,874		49,614	(139,789)
Change in net assets	(65,130)		(97,751)	159,608
Net Assets:
Beginning of period	675,428		773,179	613,571
End of period	$610,298		$675,428	$773,179

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Class A activity is for the period June 1, 2022 to February 22, 2023 (date of termination).

(continues on next page)

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Emerging Markets Fund
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$8,152		$20,578	$26,675
Distributions reinvested	3,892		2,195	3,610
Cost of shares redeemed	(23,929)		(51,176)	(77,583)
Total Fund Shares	$(11,885)		$(28,403)	$(47,298)
Institutional Shares
Proceeds from shares issued	$74,640		$122,913	$11,577
Distributions reinvested	7,616		3,352	4,886
Cost of shares redeemed	(63,439)		(48,191)	(102,386)
Total Institutional Shares	$18,817		$78,074	$(85,923)
Class A
Proceeds from shares issued	$20	(b)	$— (c)	$4,791
Distributions reinvested	—	(b)(c)	—	1
Cost of shares redeemed	(78	)(b)	(57)	(11,360)
Total Class A	$(58	)(b)	$(57)	$(6,568)
Change in net assets resulting from capital transactions	$6,874		$49,614	$(139,789)
Share Transactions:
Fund Shares
Issued	457		918	1,211
Reinvested	224		101	167
Redeemed	(1,345)		(2,309)	(3,708)
Total Fund Shares	(664)		(1,290)	(2,330)
Institutional Shares
Issued	4,275		5,737	537
Reinvested	439		154	227
Redeemed	(3,544)		(2,177)	(4,773)
Total Institutional Shares	1,170		3,714	(4,009)
Class A
Issued	1	(b)	— (d)	278
Reinvested	—	(b)(d)	—	— (d)
Redeemed	(4	)(b)	(3)	(551)
Total Class A	(3	)(b)	(3)	(273)
Change in Shares	503		2,421	(6,612)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Class A activity is for the period June 1, 2022 to February 22, 2023 (date of termination).

(c)  Rounds to less than $1 thousand.

(d)  Rounds to less than 1 thousand shares.

See notes to financial statements.

25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Emerging Markets Fund
	Fund Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$20.00	$24.66	$16.16		$17.14		$18.84		$17.60
Investment Activities:
Net investment income (loss)	0.34 (b)	0.30 (b)	0.16	(b)	0.25	(b)	0.17		0.16
Net realized and unrealized gains (losses)	(2.22)	(4.81)	8.57		(1.17)		(1.67)		1.15
Total from Investment Activities	(1.88)	(4.51)	8.73		(0.92)		(1.50)		1.31
Distributions to Shareholders from:
Net investment income	(0.30)	(0.15)	(0.23)		(0.06)		(0.20)		(0.07)
Total Distributions	(0.30)	(0.15)	(0.23)		(0.06)		(0.20)		(0.07)
Net Asset Value, End of Period	$17.82	$20.00	$24.66		$16.16		$17.14		$18.84
Total Return (c) (d)	(9.36)%	(18.33)%	54.25%		(5.41)%		(7.86)%		7.41%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.48%	1.47%	1.45%		1.48%		1.48	%(i)	1.46	%(i)
Net Investment Income (Loss) (e)	2.53%	1.35%	0.77%		1.44%		1.02%		0.86%
Gross Expenses (e) (f)	1.57%	1.47%	1.47%		1.54%		1.48	%(i)	1.46	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$234,472	$276,456	$372,624		$281,937		$340,465		$402,401
Portfolio Turnover (c) (j)	45%	54%	73	%(k)	124	%(l)	68%		59%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses for reductions of expenses paid indirectly. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects a return to normal trading levels after a prior year transition.

(l)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Emerging Markets Fund
	Institutional Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$19.97	$24.62	$16.14		$17.10		$18.79		$17.55
Investment Activities:
Net investment income (loss)	0.35 (b)	0.35 (b)	0.20	(b)	0.29	(b)	0.18		0.20
Net realized and unrealized gains (losses)	(2.21)	(4.80)	8.55		(1.17)		(1.62)		1.14
Total from Investment Activities	(1.86)	(4.45)	8.75		(0.88)		(1.44)		1.34
Distributions to Shareholders from:
Net investment income	(0.34)	(0.20)	(0.27)		(0.08)		(0.25)		(0.10)
Total Distributions	(0.34)	(0.20)	(0.27)		(0.08)		(0.25)		(0.10)
Net Asset Value, End of Period	$17.77	$19.97	$24.62		$16.14		$17.10		$18.79
Total Return (c) (d)	(9.26)%	(18.15)%	54.46%		(5.17)%		(7.58)%		7.62%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.30%	1.28%	1.26%		1.29%		1.25	%(i)	1.28	%(i)
Net Investment Income (Loss) (e)	2.60%	1.59%	0.96%		1.67%		1.24%		1.09%
Gross Expenses (e) (f)	1.37%	1.31%	1.29%		1.33%		1.25	%(i)	1.28	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$375,826	$398,909	$400,408		$327,156		$491,978		$596,185
Portfolio Turnover (c) (j)	45%	54%	73	%(k)	124	%(l)	68%		59%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses for reductions of expenses paid indirectly. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects a return to normal trading levels after a prior year transition.

(l)  Reflects increased trading activity due to transition or asset allocation shift.

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Emerging Markets Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. Effective February 22, 2023, Class A was liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$136,318	$464,390	$77	$600,785
Exchange-Traded Funds	744	—	—	744
Collateral for Securities Loaned	99	—	—	99
Total	$137,161	$464,390	$77	$601,628

As of February 28, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of February 28, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$2,691	$2,753	$99

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund filed for additional European Union ("EU") reclaims related to prior years. In September 2022, the Poland Tax Authority issued favorable decisions relating to claims for Poland. These EU reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For the nine months ended February 28, 2023, the Fund recognized $19 thousand in EU reclaims. These EU reclaims are reflected on the Statements of Operations as Dividend Income.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$283,076	$272,542

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of February 28, 2023, certain fund-of-funds owned a percentage of the total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.4
USAA Cornerstone Equity Fund	1.6

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Emerging Markets Fund Index. The Lipper Emerging Markets Fund Index tracks the total return performance of the largest funds within the Lipper Emerging Markets Fund category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Fund Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2022, to February 28, 2023, performance adjustments were $0, and $13 for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were 0.00%, and 0.01% for Fund Shares and Institutional Shares, respectively. For the period June 1, 2022 to February 22, 2023, there were no performance adjustments for Class A. For the period June 1, 2021, to May 31, 2022, performance adjustments were $(45), $(26) and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.01)%, (0.01)%, and (0.51)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into an Investment Subadvisory Agreement with Lazard Asset Management LLC ("Lazard"), under which Lazard directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10% and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares and Class A, respectively. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 1.48% and 1.29% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$117	$201	$99	$346	$763

As of May 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$316	$215	$111	$642

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Certain Russian securities held by the Fund had declared dividends, however there is no assurance these dividends can be collected by the Fund. As a result, all such dividend receivables related to these Russian securities are valued at zero as of the current fiscal year-end.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$1,788	1	3.88%	$1,788

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,114	15	4.83%	$7,919

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,063	1	0.55%	$1,063

*  Based on the number of days borrowings were outstanding for the year ended May 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$11,571	$11,571

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023
Year Ended May 31, 2022		Year Ended May 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$5,578	$5,578	$8,596	$8,596

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$11,292	$(1,203)	$10,089	$(45,503)	$26,517	$(8,897)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$31,843	$13,660	$45,503

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$575,111	$88,110	$(61,593)	$26,517

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Emerging Markets Fund	Victory Emerging Markets Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Emerging Markets Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

39

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

42

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

43

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

44

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

45

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,006.00	$1,017.46	$7.36	$7.40	1.48%
Institutional Shares	1,000.00	1,006.70	1,018.35	6.47	6.51	1.30%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

46

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Qualified Dividend Income (non-corporate shareholders)
85%

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on February 28, 2023, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.57	$0.05

47

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Emerging Markets Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Lazard Asset Management LLC (the "Subadviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement and Subadvisory Agreement were approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser and Subadviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports

48

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary

49

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three- and five-year periods ended June 30, 2022, and was below the average of its performance universe for the ten-year period ended June 30, 2022, and was above its Lipper index for the one- and three-year periods ended June 30, 2022, and was below its Lipper index for the five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

50

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended June 30, 2022, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

51

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593

Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

25558-0423

February 28, 2023

Annual Report

USAA Government Securities Fund

(Also Known as Victory Government Securities Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Government Securities Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	33
Supplemental Information (Unaudited)	34
Trustee and Officer Information	34
Proxy Voting and Portfolio Holdings Information	40
Expense Examples	40
Advisory Contract Renewal	41
Liquidity Risk Management Program	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Government Securities Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

During 2022, the world was still wrestling with the after effects of COVID-19. Global supply chains that functioned so efficiently pre-COVID continued to be disrupted and did not fully normalize in 2022. Simultaneously, the continued rebound in demand for goods and services generally outpaced supply as consumers drew down excess savings while at the same time decreasing their savings rate, stoking inflation. To make matters worse, apart from the human tragedy itself, Russia's invasion of Ukraine added to the supply chain woes and caused a spike in the price of commodities like oil, natural gas, wheat and fertilizer, to name but a few. That put additional upward pressure on already high inflation and added uncertainty to the financial markets.

During 2022, inflation progressively increased throughout the first half of the year before moderating in the back half. As measured by the Consumer Price Index (CPI), a widely recognized inflation yardstick, inflation peaked in June 2022 at 9.1%. Strong demand that overwhelmed a strained global logistics supply chain, a very tight labor market, and higher commodity prices all contributed to the runup in prices. In response, the U.S. Federal Reserve (the "Fed") began hiking rates in 2022 including even extraordinary 75 basis points ("bps") hikes in each of June, July, September and November. (A basis point is 1/100th of a percentage point.) The hikes slowed to 50 bps in December and 25 bps in February 2023 and culminated in the Fed funds rate being up a total of 450 bps starting 2022 in a target range of 0 to 25 bps.

U.S. Treasury yields across the curve ended the reporting period much higher than they started. The short end of the curve rose significantly, with the two-year U.S. Treasury yield up 2.26% from the beginning of the reporting period, to end at 4.82%. The longer end of the curve rose as well, with the 10-year U.S. Treasury yield up 1.08%, to finish the period at 3.92%. Residential mortgage interest rates, which have historically been tied to the 10-year U.S. Treasury yield, rose during the reporting period given the increase in treasury rates. The interest rate on a 15-year residential mortgage started the period at 4.62% and ended the period at 6.31%. The interest rate on a 30-year residential mortgage increased from 5.35% at the beginning of the period and ended the period at 7.03%.

•  How did the USAA Government Securities Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and R6 Shares had a total return (at net asset value) of -3.00%, -3.03%, and -2.96%, respectively. This compares to a total return of -3.59% for the Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (the "Index"), and -4.20% for the Lipper Intermediate U.S. Government Funds Index.

4

USAA Government Securities Fund

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

The Fund outperformed its benchmark index, the Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index, for the period ended February 28, 2023. The largest contributor to outperformance was the Fund's underweight position in agency mortgage-backed securities ("MBS"), as the increase in interest rates during the nine-month reporting period negatively impacted the prices of these securities. In particular, the MBS extension risk that we have discussed in previous annual reports came to fruition as the duration of the MBS portion of the Index extended during the reporting period. The Fund's slightly shorter duration and an underweight to U.S. Treasuries also benefited performance during the nine-month reporting period. An overweight to Agency Commercial Mortgage-Backed Securities and high-quality municipal securities relative to the benchmark detracted from overall performance.

During the reporting period, we increased the Fund's allocation to MBS as prices have fallen on these securities and return opportunities have increased in our view. We sold U.S. Treasuries to fund these purchases. We also purchased more floating rate Small Business Administration loan pools in anticipation of short-term rates increasing. We have and will continue to manage the Fund to seek to minimize both contraction and extension risk. (Contraction risk is the risk that mortgage prepayments will accelerate, causing the average life of mortgage prepayments to accelerate, causing the average life of a mortgage to shorten, resulting in the reinvestment of proceeds at lower yields. Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen — or extend — and become more sensitive to upward interest rate movement.)

Thank you for allowing us to assist in your investment needs.

5

USAA Government Securities Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class R6
INCEPTION DATE	2/1/91	8/10/15	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index[1]	Lipper Intermediate U.S. Government Funds Index[2]
One Year	–6.36%	–6.27%	–6.19%	–7.57%	–9.21%
Five Year	0.78%	0.84%	0.95%	0.35%	0.20%
Ten Year	0.84%	NA	NA	0.74%	0.45%
Since Inception	NA	0.77%	0.78%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Government Securities Fund — Growth of $10,000

1The unmanaged Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Government Securities Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides investors a high level of current income consistent with preservation of principal.

Asset Allocation:

February 28, 2023

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (2.4%)
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3, 3.03%, 10/15/25	$2,797	$2,738
Navient Student Loan Trust, Series 2014-1, Class A3, 5.13% (LIBOR01M+51bps), 6/25/31, Callable 2/25/34 @100 (a)	1,603	1,568
Nelnet Student Loan Trust, Series 2006-3, Class B, 4.97% (LIBOR03M+25bps), 6/25/41, Callable 9/25/24 @100 (a)	1,808	1,550
Nelnet Student Loan Trust, Series 2015-3A, Class A2, 5.22% (LIBOR01M+60bps), 2/27/51, Callable 12/25/32 @100 (a) (b)	2,118	2,087
Nelnet Student Loan Trust, Series 2019-5, Class A, 2.53%, 10/25/67, Callable 7/25/34 @100 (b)	5,982	5,502
SLM Student Loan Trust, Series 2006-4, Class B, 5.02% (LIBOR03M+20bps), 1/25/70, Callable 7/25/32 @100 (a)	2,789	2,619
SLM Student Loan Trust, Series 2013-6, Class A3, 5.27% (LIBOR01M+65bps), 6/26/28, Callable 11/25/30 @100 (a)	2,264	2,209
SunTrust Student Loan Trust, Series 2006-1A, Class B, 5.07% (LIBOR03M+27bps), 10/28/37, Callable 10/28/23 @100 (a) (b)	774	766
Wepco Environmental Trust Finance I LLC, Series 2021-1, Class A, 1.58%, 12/15/35	4,012	3,374
Total Asset-Backed Securities (Cost $23,819)		22,413
Collateralized Mortgage Obligations (1.0%)
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (b)	9,700	9,523
Total Collateralized Mortgage Obligations (Cost $9,496)		9,523
Corporate Bonds (0.4%)
Utilities (0.4%):
Tennessee Valley Authority, 3.50%, 12/15/42	5,000	4,133
Total Corporate Bonds (Cost $4,292)		4,133
Municipal Bonds (3.9%)
Hawaii (0.0%): (c)
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A-2, 3.24%, 1/1/31	154	143
Kansas (0.3%):
Kansas Development Finance Authority Revenue, Series H, 3.94%, 4/15/26	3,000	2,904
Louisiana (0.5%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Series A, 4.15%, 2/1/33	3,000	2,870
Series A, 4.28%, 2/1/36	2,000	1,881
		4,751
Ohio (0.2%):
State of Ohio, GO, Series A, 1.78%, 8/1/32	3,000	2,346

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tennessee (0.2%):
State of Tennessee, GO, Series B, 1.73%, 11/1/32, Continuously Callable @100	$2,400	$1,859
Texas (1.8%):
Boerne School District, GO, 1.77%, 2/1/32, Continuously Callable @100	650	513
City of Abilene, GO 2.41%, 2/15/26	1,715	1,594
2.54%, 2/15/27	1,195	1,092
2.64%, 2/15/29	1,000	882
City of Houston Texas Combined Utility System Revenue 3.82%, 11/15/29, Continuously Callable @100	3,000	2,812
Series E, 3.72%, 11/15/28	1,530	1,441
State of Texas, GO, 2.53%, 10/1/31, Continuously Callable @100	3,500	2,983
Texas Public Finance Authority Revenue, 0.93%, 2/1/26	2,000	1,788
Texas Public Finance Authority State of Texas, GO, Series C, 3.01%, 10/1/26, Continuously Callable @100	4,000	3,778
		16,883
Virginia (0.8%):
Virginia Public Building Authority Revenue Series C, 2.25%, 8/1/26	1,370	1,253
Series C, 2.40%, 8/1/27	1,475	1,328
Series C, 2.56%, 8/1/29	2,700	2,349
Virginia Public School Authority Revenue, Series C, 0.55%, 8/1/23	3,000	2,939
		7,869
Wisconsin (0.1%):
State of Wisconsin, GO, Series 4, 1.90%, 5/1/33, Continuously Callable @100	1,000	770
Total Municipal Bonds (Cost $41,749)		37,525
U.S. Government Agency Mortgages (53.5%)
Federal Farm Credit Banks 6.00%, 1/25/38	5,000	4,960
Federal Home Loan Mortgage Corporation Series K725, Class A2, 3.00%, 1/25/24	4,867	4,790
Series K037, Class A2, 3.49%, 1/25/24	10,030	9,881
Series K038, Class A2, 3.39%, 3/25/24	2,989	2,932
Series K76, Class A2, 2.91%, 4/25/24	995	975
Series K727, Class A2, 2.95%, 7/25/24	17,218	16,809
Series K052, Class A1, 2.60%, 1/25/25	1,191	1,169
Series K045, Class A2, 3.02%, 1/25/25	2,728	2,625
Series K730, Class A2, 3.59%, 1/25/25	4,812	4,695
Series K056, Class A1, 2.20%, 7/25/25	1,283	1,236
Series K049, Class A2, 3.01%, 7/25/25	4,000	3,823
Series K051, Class A2, 3.31%, 9/25/25	10,000	9,606
Series K733, Class AM, 3.75%, 9/25/25	5,000	4,838
Series K056, Class A2, 2.53%, 5/25/26	5,000	4,669
Series K057, Class A2, 2.57%, 7/25/26	7,000	6,534
Series K061, Class A1, 3.01%, 8/25/26	303	299
Series 3987, Class A, 2.00%, 9/15/26	243	238

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series K059, Class A2, 3.12%, 9/25/26 (d)	$4,500	$4,261
Series K061, Class A2, 3.35%, 11/25/26 (d)	4,000	3,813
Series K066, Class A2, 3.12%, 6/25/27	3,000	2,823
Series K067, Class A2, 3.19%, 7/25/27	9,274	8,747
Series K069, Class A2, 3.19%, 9/25/27 (d)	2,879	2,712
Series K071, Class A2, 3.29%, 11/25/27	5,000	4,724
Series K078, Class A2, 3.85%, 6/25/28	12,500	12,088
Series K080, Class A2, 3.93%, 7/25/28 (d)	15,000	14,538
3.00%, 3/1/32 – 6/1/42	7,767	7,237
3.50%, 10/1/33 – 8/1/48	13,823	12,934
4.00%, 10/1/33 – 9/1/52	17,837	17,107
5.50%, 12/1/35	188	194
Series 3134, Class FA, 4.89% (LIBOR01M+30bps), 3/15/36 (a)	381	376
Series 4023, Class PF, 5.14% (LIBOR01M+55bps), 10/15/41 (a)	326	324
4.50%, 11/1/42 – 10/1/52	9,148	8,854
Series 4623, Class H, 2.50%, 11/15/44	1,267	1,142
4.03% (SOFR30A+227bps), 8/1/52 (a)	7,413	7,102
5.00%, 9/1/52 – 10/1/52	12,571	12,351
6.50%, 2/1/53	4,000	4,104
		200,550
Federal National Mortgage Association Series 2014-M1, Class A2, 3.13%, 7/25/23 (d)	195	195
Series M7, Class AV2, 2.16%, 10/25/23	580	576
Series 2015-M13, Class A2, 2.70%, 6/25/25 (d)	1,598	1,521
3.00%, 2/1/27 – 2/1/52	13,625	12,315
Series 2017-M8, Class A2, 3.06%, 5/25/27 (d)	3,482	3,276
Series 2017-M12, Class A2, 3.06%, 6/25/27 (d)	4,305	4,052
Series 73, Class DC, 1.50%, 7/25/27 – 10/25/27	1,808	1,697
Series 102, Class GA, 1.38%, 9/25/27	441	408
Series 2018-M4, Class A2, 3.06%, 3/25/28 (d)	2,269	2,128
Series 2018-M10, Class A2, 3.36%, 7/25/28 (d)	8,049	7,624
1.64%, 9/1/31	1,250	1,001
Series 2022-M13, Class A2, 2.59%, 6/25/32	3,671	3,155
Series 2005-29, Class FY, 4.92% (LIBOR01M+60bps), 4/25/35 – 8/25/37 (a)	1,101	1,086
5.00%, 12/1/35 – 6/1/52	11,569	11,372
5.50%, 11/1/37 – 10/1/52	5,668	5,662
6.00%, 5/1/38	136	143
4.00%, 8/1/39 – 9/1/52	55,172	52,032
2.50%, 6/1/41 – 11/1/50	12,661	10,875
3.50%, 1/1/42 – 7/1/52	24,995	23,041
2.00%, 11/1/51 – 12/1/51	27,171	22,199
4.50%, 6/1/52 – 9/1/52	32,699	31,474
		195,832
Government National Mortgage Association 8.00%, 6/15/23 – 9/15/30	171	179
4.50%, 4/20/24 – 3/20/41	12,157	12,118
7.00%, 5/15/27 – 7/15/32	563	585
7.50%, 2/15/28 – 11/15/31	133	137
6.00%, 4/15/28 – 12/15/38	4,983	5,188

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
6.50%, 5/15/28 – 8/20/34	$1,418	$1,480
6.75%, 5/15/28	5	5
5.50%, 4/20/33 – 6/15/39	7,347	7,603
5.00%, 5/20/33 – 2/15/39	2,106	2,139
4.00%, 7/15/40 – 11/20/49	7,538	7,101
2.50%, 2/20/50 – 12/20/51	25,906	22,486
Series 2022-68, Class WQ, 3.55%, 5/20/50 (d)	4,554	4,275
3.00%, 8/20/51 – 10/20/51	19,348	17,335
		80,631
Small Business Administration Pools 4.65% (PRIME-285bps), 9/25/31 (a)	4,263	4,223
7.13% (PRIME-38bps), 2/25/32 (a)	4,420	4,619
8.38% (PRIME+88bps), 2/25/32 (a)	3,942	4,225
9.08% (PRIME+158bps), 2/25/32 (a)	3,533	3,878
7.62% (PRIME+13bps), 6/25/32 (a)	3,575	3,788
5.00% (PRIME-250bps), 9/25/32 (a)	3,813	3,806
5.75% (PRIME-175bps), 10/25/34 (a)	1,557	1,584
		26,123
		508,096
Total U.S. Government Agency Mortgages (Cost $541,345)		508,096
U.S. Treasury Obligations (37.3%)
U.S. Treasury Bonds 5.25%, 2/15/29	5,000	5,274
2.00%, 11/15/41	5,000	3,612
3.38%, 8/15/42	5,000	4,502
U.S. Treasury Notes 0.13%, 9/15/23	6,000	5,843
0.25%, 11/15/23	5,000	4,832
2.00%, 4/30/24	5,000	4,823
0.38%, 8/15/24	5,000	4,673
1.88%, 8/31/24	10,000	9,541
2.13%, 11/30/24	4,000	3,814
2.50%, 1/31/25	7,000	6,704
2.00%, 2/15/25	4,000	3,791
2.13%, 5/15/25	4,500	4,256
0.25%, 7/31/25	6,000	5,405
0.25%, 8/31/25	12,000	10,776
0.25%, 10/31/25	13,000	11,609
0.38%, 1/31/26	16,000	14,214
1.38%, 8/31/26	7,000	6,320
0.88%, 9/30/26	25,000	22,115
1.63%, 10/31/26	7,000	6,355
1.13%, 2/29/28	15,000	12,946
1.25%, 4/30/28	5,000	4,325
2.88%, 5/15/28	10,000	9,388
1.25%, 5/31/28	5,000	4,318
1.00%, 7/31/28	3,000	2,544
1.13%, 8/31/28	5,000	4,262

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
1.38%, 10/31/28	$20,000	$17,222
2.63%, 2/15/29	7,000	6,443
2.38%, 3/31/29	30,000	27,190
2.38%, 5/15/29	10,000	9,048
2.75%, 5/31/29	15,000	13,876
3.88%, 11/30/29	9,000	8,885
3.50%, 1/31/30	10,000	9,658
0.88%, 11/15/30	7,000	5,594
1.63%, 5/15/31	10,000	8,408
1.25%, 8/15/31	40,000	32,431
4.13%, 11/15/32	25,000	25,406
3.50%, 2/15/33	15,000	14,508
Total U.S. Treasury Obligations (Cost $387,649)		354,911
Investment Companies (0.3%)
Federated Treasury Obligations Fund Institutional Shares, 4.43% (e)	2,499,244	2,499
Total Investment Companies (Cost $2,499)		2,499
Repurchase Agreements (1.5%)
Fixed Income Clearing Corporation-State Street Bank & Trust Co., 4.53%, 3/1/23, purchased on 2/28/23, with a maturity date of 3/1/23, with a value of $14,000 (collateralized by Federal National Mortgage Association, 3.88%, due 9/30/29, with a value of $14,280)	14,000	14,000
Total Repurchase Agreements (Cost $14,000)		14,000
Total Investments (Cost $1,024,849) — 100.3%		953,100
Liabilities in excess of other assets — (0.3)%		(2,843)
NET ASSETS — 100.00%		$950,257

(a)  Variable or Floating-Rate Security. Rate disclosed is as of February 28, 2023.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $17,878 thousands and amounted to 1.9% of net assets.

(c)  Amount represents less than 0.05% of net assets.

(d)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at February 28, 2023.

(e)  Rate disclosed is the daily yield on February 28, 2023.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued February 28, 2023

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of February 28, 2023, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of February 28, 2023, based on the last reset date of the security

LLC — Limited Liability Company

PRIME — US Prime rate, rate disclosed as of February 28, 2023.

SOFR — Secured Overnight Financing Rate

SOFR30A — 30-day average of SOFR, rate disclosed as of February 28, 2023.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Government Securities Fund
Assets:
Investments, at value (Cost $1,010,849)	$939,100
Repurchase agreements, at value (Cost $14,000)	14,000
Receivables:
Interest	3,717
Capital shares issued	5,068
Investments sold	296
From Adviser	7
Prepaid expenses	27
Total Assets	962,215
Liabilities:
Payables:
Distributions	31
Investments purchased	11,361
Capital shares redeemed	167
Accrued expenses and other payables:
Investment advisory fees	136
Administration fees	82
Custodian fees	7
Transfer agent fees	80
Compliance fees	1
Trustees' fees	1
12b-1 fees	—	(a)
Other accrued expenses	92
Total Liabilities	11,958
Net Assets:
Capital	1,039,728
Total accumulated earnings/(loss)	(89,471)
Net Assets	$950,257
Net Assets
Fund Shares	$255,105
Institutional Shares	691,136
R6 Shares	4,016
Total	$950,257
Shares (unlimited number of shares authorized with no par value):
Fund Shares	29,117
Institutional Shares	78,854
R6 Shares	458
Total	108,429
Net asset value, offering and redemption price per share: (b)
Fund Shares	$8.76
Institutional Shares	8.76
R6 Shares	8.76

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Government Securities Fund
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022
Investment Income:
Dividends	$32		$8
Interest	19,613		19,682
Securities lending (net of fees)	6		6
Total Income	19,651		19,696
Expenses:
Investment advisory fees	1,317		1,209
Administration fees — Fund Shares	290		451
Administration fees — Institutional Shares	527		697
Administration fees — Class A	—	(b)(c)	1
Administration fees — R6 Shares	1		— (c)
Sub-Administration fees	18		23
12b-1 fees — Class A	—	(b)(c)	1
Custodian fees	34		41
Transfer agent fees — Fund Shares	253		360
Transfer agent fees — Institutional Shares	527		697
Transfer agent fees — Class A	—	(b)(c)	— (c)
Transfer agent fees — R6 Shares	—	(c)	— (c)
Trustees' fees	36		48
Compliance fees	7		7
Legal and audit fees	65		70
State registration and filing fees	69		49
Other expenses	118		106
Recoupment of prior expenses waived/reimbursed by Adviser	—		— (c)
Total Expenses	3,262		3,760
Expenses waived/reimbursed by Adviser	(30)		(25)
Net Expenses	3,232		3,735
Net Investment Income (Loss)	16,419		15,961
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(10,479)		(3,196)
Net change in unrealized appreciation/depreciation on investment securities	(34,929)		(75,241)
Net realized/unrealized gains (losses) on investments	(45,408)		(78,437)
Change in net assets resulting from operations	$(28,989)		$(62,476)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Class A activity is for the period June 1, 2022 to February 22, 2023 (date of termination).

(c)  Rounds to less than $1 thousand.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Government Securities Fund
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$16,419		$15,961	$19,586
Net realized gains (losses)	(10,479)		(3,196)	12,560
Net change in unrealized appreciation/ depreciation	(34,929)		(75,241)	(25,484)
Change in net assets resulting from operations	(28,989)		(62,476)	6,662
Distributions to Shareholders:
Fund Shares	(4,501)		(8,608)	(8,877)
Institutional Shares	(12,790)		(21,688)	(15,022)
Class A	(1	)(b)	(11)	(110)
R6 Shares	(28)		(13)	(146)
Change in net assets resulting from distributions to shareholders	(17,320)		(30,320)	(24,155)
Change in net assets resulting from capital transactions	(47,342)		263,131	(124,512)
Change in net assets	(93,651)		170,335	(142,005)
Net Assets:
Beginning of period	1,043,908		873,573	1,015,578
End of period	$950,257		$1,043,908	$873,573

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Class A activity is for the period June 1, 2022 to February 22, 2023 (date of termination).

(continues on next page)

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Government Securities Fund
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$25,995		$36,461	$56,454
Distributions reinvested	4,248		8,152	8,356
Cost of shares redeemed	(34,781)		(74,015)	(95,166)
Total Fund Shares	$(4,538)		$(29,402)	$(30,356)
Institutional Shares
Proceeds from shares issued	$44,121		$300,038	$7,535
Distributions reinvested	12,790		21,687	15,018
Cost of shares redeemed	(103,205)		(29,311)	(104,247)
Total Institutional Shares	$(46,294)		$292,414	$(81,694)
Class A
Proceeds from shares issued	$25	(b)	$113	$5,434
Distributions reinvested	—	(b)(c)	11	20
Cost of shares redeemed	(63	)(b)	(413)	(10,287)
Total Class A	$(38	)(b)	$(289)	$(4,833)
R6 Shares
Proceeds from shares issued	$4,256		$450	$186
Distributions reinvested	28		13	27
Cost of shares redeemed	(756)		(55)	(7,842)
Total R6 Shares	$3,528		$408	$(7,629)
Change in net assets resulting from capital transactions	$(47,342)		$263,131	$(124,512)
Share Transactions:
Fund Shares
Issued	2,929		3,749	5,550
Reinvested	478		837	824
Redeemed	(3,899)		(7,580)	(9,376)
Total Fund Shares	(492)		(2,994)	(3,002)
Institutional Shares
Issued	5,011		30,328	739
Reinvested	1,439		2,234	1,480
Redeemed	(11,435)		(3,125)	(10,224)
Total Institutional Shares	(4,985)		29,437	(8,005)
Class A
Issued	3	(b)	12	531
Reinvested	—	(b)(d)	1	2
Redeemed	(7	)(b)	(45)	(1,015)
Total Class A	(4	)(b)	(32)	(482)
R6 Shares
Issued	482		46	18
Reinvested	3		1	3
Redeemed	(85)		(6)	(777)
Total R6 Shares	400		41	(756)
Change in Shares	(5,081)		26,452	(12,245)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Class A activity is for the period June 1, 2022 to February 22, 2023 (date of termination).

(c)  Rounds to less than $1 thousand.

(d)  Rounds to less than 1 thousand shares.
See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Government Securities Fund
	Fund Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$9.19	$10.03	$10.23	$9.84	$9.55	$9.86
Investment Activities:
Net investment income (loss)	0.15 (b)	0.15 (b)	0.21 (b)	0.24 (b)	0.23	0.20
Net realized and unrealized gains (losses)	(0.42)	(0.71)	(0.15)	0.39	0.29	(0.31)
Total from Investment Activities	(0.27)	(0.56)	0.06	0.63	0.52	(0.11)
Distributions to Shareholders from:
Net investment income	(0.16)	(0.17)	(0.22)	(0.24)	(0.23)	(0.20)
Net realized gains	—	(0.11)	(0.04)	—	—	—
Total Distributions	(0.16)	(0.28)	(0.26)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Period	$8.76	$9.19	$10.03	$10.23	$9.84	$9.55
Total Return (c) (d)	(3.00)%	(5.71)%	0.56%	6.49%	5.56%	(1.09)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.53%	0.42%	0.41%	0.43%	0.47%	0.48%
Net Investment Income (Loss) (e)	2.20%	1.56%	2.04%	2.36%	2.42%	2.09%
Gross Expenses (e) (f)	0.53%	0.42%	0.41%	0.43%	0.47%	0.48%
Supplemental Data:
Net Assets at end of period (000's)	$255,105	$272,233	$327,111	$364,077	$328,123	$333,464
Portfolio Turnover (c) (i)	27%	34%	15%	11%	9%	15%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Government Securities Fund
	Institutional Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$9.20	$10.04	$10.23	$9.85	$9.55	$9.86
Investment Activities:
Net investment income (loss)	0.15 (b)	0.16 (b)	0.22 (b)	0.24 (b)	0.24	0.21
Net realized and unrealized gains (losses)	(0.43)	(0.71)	(0.14)	0.39	0.30	(0.31)
Total from Investment Activities	(0.28)	(0.55)	0.08	0.63	0.54	(0.10)
Distributions to Shareholders from:
Net investment income	(0.16)	(0.18)	(0.23)	(0.25)	(0.24)	(0.21)
Net realized gains	—	(0.11)	(0.04)	—	—	—
Total Distributions	(0.16)	(0.29)	(0.27)	(0.25)	(0.24)	(0.21)
Net Asset Value, End of Period	$8.76	$9.20	$10.04	$10.23	$9.85	$9.55
Total Return (c) (d)	(3.03)%	(5.64)%	0.75%	6.45%	5.76%	(1.01)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.42%	0.35%	0.32%	0.36%	0.38%	0.39%
Net Investment Income (Loss) (e)	2.31%	1.61%	2.12%	2.43%	2.55%	2.18%
Gross Expenses (e) (f)	0.42%	0.35%	0.32%	0.36%	0.38%	0.39%
Supplemental Data:
Net Assets at end of period (000's)	$691,136	$771,104	$545,930	$638,299	$742,233	$251,297
Portfolio Turnover (c) (i)	27%	34%	15%	11%	9%	15%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Government Securities Fund
	R6 Shares
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022		Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$9.20		$10.01		$10.22	$9.84	$9.55	$9.85
Investment Activities:
Net investment income (loss)	0.17	(b)	0.16	(b)	0.23 (b)	0.24 (b)	0.24	0.22
Net realized and unrealized gains (losses)	(0.44)		(0.67)		(0.15)	0.39	0.29	(0.30)
Total from Investment Activities	(0.27)		(0.51)		0.08	0.63	0.53	(0.08)
Distributions to Shareholders from:
Net investment income	(0.17)		(0.19)		(0.25)	(0.25)	(0.24)	(0.22)
Net realized gains	—		(0.11)		(0.04)	—	—	—
Total Distributions	(0.17)		(0.30)		(0.29)	(0.25)	(0.24)	(0.22)
Net Asset Value, End of Period	$8.76		$9.20		$10.01	$10.22	$9.84	$9.55
Total Return (c) (d)	(2.96)%		(5.26)%		0.75%	6.46%	5.68%	(0.87)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.34	%(i)	0.26	%(i)	0.31%	0.35%	0.35%	0.35%
Net Investment Income (Loss) (e)	2.55%		1.65%		2.30%	2.43%	2.54%	2.22%
Gross Expenses (e) (f)	1.81%		3.55%		0.46%	0.39%	0.51%	0.64%
Supplemental Data:
Net Assets at end of period (000's)	$4,016		$531		$167	$7,903	$6,425	$6,345
Portfolio Turnover (c) (j)	27%		34%		15%	11%	9%	15%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio for the year ended May 31, 2022 and nine months ended February 28, 2023 would have been 0.22% and 0.15% higher, respectively.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

20

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Government Securities Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and R6 Shares. Effective February 22, 2023, Class A was liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Repurchase agreements are valued at cost.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$22,413	$—	$22,413
Collateralized Mortgage Obligations	—	9,523	—	9,523
Corporate Bonds	—	4,133	—	4,133
Municipal Bonds	—	37,525	—	37,525
U.S. Government Agency Mortgages	—	508,096	—	508,096
U.S. Treasury Obligations	—	354,911	—	354,911
Investment Companies	2,499	—	—	2,499
Repurchase Agreements	—	14,000	—	14,000
Total	$2,499	$950,601	$—	$953,100

As of February 28, 2023, there were no transfers into/out of Level 3.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Adviser monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Investments in repurchase agreements as presented on the Schedule of Portfolio Investments are not net settlement amounts but gross. At February 28, 2023, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio Investments.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days a month or more after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued and recorded daily using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Interest income is recorded daily

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of February 28, 2023, the Fund did not have any securities on loan.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31, and effective February 28, 2023, the Fund will change its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended February 28, 2023, the Fund did not engage in cross-trades.

For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$10,196	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$26,567	$29,567	$234,264	$268,769

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of February 28, 2023, certain fund-of-funds owned a percentage of the total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	3.3
USAA Target Retirement Income Fund	15.8
USAA Target Retirement 2030 Fund	19.1
USAA Target Retirement 2040 Fund	10.1
USAA Target Retirement 2050 Fund	2.3
USAA Target Retirement 2060 Fund	0.5

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index tracks the total return performance of the largest funds within the Lipper Intermediate U.S. Government Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2022, to February 28, 2023, performance adjustments were $132, $281, and $1 for Fund Shares, Institutional Shares, and R6 Shares, in thousands, respectively. Performance adjustments were 0.07%, 0.05%, and 0.14% for Fund Shares, Institutional Shares, and R6 Shares, respectively. For the period June 1, 2022 to February 22, 2023, performance adjustments were $1 thousand for Class A. Performance adjustments were 3.16% for Class A. For the period June 1, 2021, to May 31, 2022, performance adjustments were $(30), $(8), $(1), and less than $1 for Fund Shares, Institutional Shares, Class A and R6 Shares, in thousands, respectively. Performance adjustments were (0.01)%, less than (0.01)%, (0.30)%, and 0.07% for Fund Shares, Institutional Shares, Class A and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.48%, 0.39%, and 0.35% for Fund Shares, Institutional Shares, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$8	$14	$14	$36

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$1	$25	$23	$49

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. For the nine months ended February 28, 2023, the Adviser voluntarily waived fees of $3 thousand. For the year ended May 31, 2022, the Adviser voluntarily waived fees of $2 thousand.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Prepayment and Extension Risk — Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner's default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage's cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Liquidity Risk — Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund's performance. In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended February 28, 2023, and the year ended May 31, 2022.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$17,320	$17,320

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$17,779	$12,541	$30,320	$20,872	$3,283	$24,155

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$811	$(2,127)	$(1,316)	$(16,403)	$(71,752)	$(89,471)

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$10,271	$6,132	$16,403

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,024,852	$893	$(72,645)	$(71,752)

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Government Securities Fund	Victory Government Securities Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Government Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Government Securities Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

33

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$983.30	$1,022.12	$2.66	$2.71	0.54%
Institutional Shares	1,000.00	983.80	1,022.66	2.12	2.16	0.43%
R6 Shares	1,000.00	984.20	1,023.06	1.72	1.76	0.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Government Securities Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

41

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect

42

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

43

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

44

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23413-0423

February 28, 2023

Annual Report

USAA Growth and Tax Strategy Fund

(Also Known as Victory Growth and Tax Strategy Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Growth and Tax Strategy Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	39
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	56
Supplemental Information (Unaudited)	57
Trustee and Officer Information	57
Proxy Voting and Portfolio Holdings Information	63
Expense Examples	63
Additional Federal Income Tax Information	64
Advisory Contract Renewal	65
Liquidity Risk Management Program	68
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Growth and Tax Strategy Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns overall during the nine-month reporting period ended February 28, 2023. [The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023.] Negative returns for the reporting period were attributable to a combination of factors, including the Federal Reserve's prolonged fight to reduce inflation through interest rate increases and

4

USAA Growth and Tax Strategy Fund

Managers' Commentary (continued)

significant investor outflows from municipal bond funds. The reporting period was also highlighted by material volatility in the municipal market, as market participants often strongly reacted to Fed actions and comments, as well as economic data releases, in an attempt to determine the future path of interest rates. The overall returns on the Bloomberg Municipal Bond Index for the reporting period was -0.60%, with significant ups and downs throughout the period.

While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term. We believe municipal bonds continue to represent an attractive investment opportunity on a relative basis. At the end of February 2023, the yield on the Bloomberg Municipal Bond Index was 3.62%, which is a taxable-equivalent yield of 6.12% (in the highest tax bracket). After factoring in the benefit of the tax exemption, municipals look attractive vs. the (taxable) Bloomberg U.S. Aggregate Bond Index, which yielded 4.81% at quarter-end.

•  How did the USAA Growth and Tax Strategy Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and Class C. For the nine-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, Class A, and Class C had a total return (at net asset value) of -3.24%, -3.28%, -3.50%, and -3.99%, respectively. This compares to a total return of -2.67% for the S&P 500® Index (the "Index"), -0.60% for the Bloomberg Municipal Bond Index, -1.63% for the Composite Index (50% of the S&P 500 Index and 50% of the Bloomberg Municipal Bond Index), and -1.93% for the Lipper Composite Index (51% of the Lipper General & Insured Municipal Debt Funds Index, and 49% of the Lipper Large-Cap Core Funds Index).

•  What strategies did you employ during the reporting period?

The equity portion of the Fund continues to seek performance similar to the Index. The relative strength or weakness of certain sectors in the Index did not have an outsized impact on the equity portion of the Fund as its sector exposures are similar to those of the Index. In keeping with our investment approach, we sought to limit both short-term and long-term capital gains. More specifically, we attempted to keep realized capital gains down by limiting the sale of securities that had increased in value and realizing capital losses on securities that had decreased in value. In addition, our investment process continued to manage the "active risk" (the risk that the equity portion of the Fund will not perform in line with the Index because of our efforts to achieve tax efficiency) in the portfolio. To the extent the Fund has a loss carryforward position, it will help offset any potential future capital gains.

In keeping with our investment approach in the municipal bond portion of the Fund, we continued to focus on income generation. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its benchmark.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's

5

USAA Growth and Tax Strategy Fund

Managers' Commentary (continued)

ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography.

Thank you for allowing us to assist you with your investment needs.

6

USAA Growth and Tax Strategy Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A		Class C Shares
INCEPTION DATE	1/11/89	6/29/20	6/29/20		6/29/20
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	S&P 500 Index[1]	Bloomberg Municipal Bond Index[2]	Composite Index[1,2,3]	Lipper Composite Index[4]
One Year	–9.16%	–9.21%	–9.49%	–11.52%	–10.11%	–11.00%	–7.68%	–5.10%	–6.39%	–7.06%
Five Year	4.90%	NA	NA	NA	NA	NA	9.82%	1.66%	5.74%	4.91%
Ten Year	6.46%	NA	NA	NA	NA	NA	12.24%	2.11%	7.17%	6.44%
Since Inception	NA	4.34%	4.03%	3.16%	3.27%	3.27%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Growth and Tax Strategy Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The Composite Index is comprised of 50% of the S&P 500 Index and 50% of the Bloomberg Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

4The Lipper Composite Index is comprised of 51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General & Municipal Debt Funds Index tracks the total return performance of the funds within this same category. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this same category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

Top 10 Sectors*:

February 28, 2023

(% of Net Assets)

Information Technology	12.9%
Health Care	6.5%
Financials	5.7%
Consumer Discretionary	4.9%
Industrials	4.1%
Communication Services	3.5%
Consumer Staples	3.0%
Energy	2.3%
Materials	1.3%
Real Estate	1.2%

Top 5 Tax-Exempt Bonds:

February 28, 2023

(% of Net Assets)

Massachusetts Development Finance Agency Revenue	1.9%
Public Finance Authority Revenue	1.6%
Illinois Finance Authority Revenue	1.3%
New Jersey Economic Development Authority Revenue	0.9%
Port of Port Arthur Navigation District Revenue	0.9%

Top 5 Blue Chip Stocks:

February 28, 2023

(% of Net Assets)

Apple, Inc.	3.2%
Microsoft Corp.	2.7%
Amazon.com, Inc.	1.2%
NVIDIA Corp.	1.0%
Berkshire Hathaway, Inc. Class B	0.8%

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (46.6%)
Blue Chip Stocks:
Communication Services (3.5%):
Activision Blizzard, Inc.	6,138	$468
Alphabet, Inc. Class A (a)	56,780	5,113
Alphabet, Inc. Class C (a)	54,571	4,928
AT&T, Inc.	56,985	1,077
Charter Communications, Inc. Class A (a)	1,409	518
Comcast Corp. Class A	50,586	1,880
Electronic Arts, Inc.	2,332	259
Fox Corp. Class A	3,851	135
Fox Corp. Class B	335	11
Live Nation Entertainment, Inc. (a)	1,692	122
Meta Platforms, Inc. Class A (a)	22,559	3,946
Netflix, Inc. (a)	5,255	1,693
News Corp. Class A	2,721	47
Omnicom Group, Inc.	2,542	230
Paramount Global Class B	5,167	111
The Interpublic Group of Cos., Inc.	2,972	106
The Walt Disney Co. (a)	16,041	1,598
T-Mobile U.S., Inc. (a)	5,556	790
Verizon Communications, Inc.	20,185	783
Warner Bros Discovery, Inc. (a)	18,825	294
		24,109
Consumer Discretionary (4.9%):
Advance Auto Parts, Inc.	812	118
Amazon.com, Inc. (a)	87,904	8,283
Aptiv PLC (a)	2,354	274
AutoZone, Inc. (a)	241	599
Bath & Body Works, Inc.	2,727	111
Best Buy Co., Inc.	2,415	201
Booking Holdings, Inc. (a)	417	1,052
BorgWarner, Inc.	1	—	(b)
CarMax, Inc. (a)	1,983	137
Carnival Corp. (a)	9,584	102
Chipotle Mexican Grill, Inc. (a)	325	485
D.R. Horton, Inc.	3,030	280
Darden Restaurants, Inc.	1,518	217
Dollar General Corp.	2,461	532
Dollar Tree, Inc. (a)	1,591	231
eBay, Inc.	6,813	313
Etsy, Inc. (a)	1,299	158
Expedia Group, Inc. (a)	1,583	172
Ford Motor Co.	48,788	589
Garmin Ltd.	1,028	101
General Motors Co.	13,698	531
Genuine Parts Co.	1,110	196
Hasbro, Inc.	1,004	55
Hilton Worldwide Holdings, Inc.	3,015	436

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Las Vegas Sands Corp. (a)	4,067	$234
Lennar Corp. Class A	2,669	258
Lennar Corp. Class B	1	—	(b)
LKQ Corp.	3,215	184
Lowe's Cos., Inc.	7,437	1,530
Marriott International, Inc. Class A	2,953	500
McDonald's Corp.	7,151	1,887
MGM Resorts International	4,369	188
Mohawk Industries, Inc. (a)	618	64
Newell Brands, Inc.	2,180	32
NIKE, Inc. Class B	12,097	1,437
Norwegian Cruise Line Holdings Ltd. (a)	2,676	40
O'Reilly Automotive, Inc. (a)	788	654
PulteGroup, Inc.	2,360	129
PVH Corp.	928	74
Ralph Lauren Corp.	420	50
Ross Stores, Inc.	3,606	399
Royal Caribbean Cruises Ltd. (a)	2,197	155
Starbucks Corp.	11,086	1,132
Tapestry, Inc.	3,021	131
Target Corp.	5,209	878
Tesla, Inc. (a)	16,238	3,340
The Home Depot, Inc.	10,478	3,107
The TJX Cos., Inc.	12,221	936
Tractor Supply Co.	1,382	322
Ulta Beauty, Inc. (a)	550	285
VF Corp.	2,040	51
Victoria's Secret & Co. (a)	1	—	(b)
Whirlpool Corp.	694	96
Wynn Resorts Ltd. (a)	642	70
Yum! Brands, Inc.	3,523	448
		33,784
Consumer Staples (3.0%):
Altria Group, Inc.	20,264	941
Archer-Daniels-Midland Co.	6,080	484
Brown-Forman Corp. Class B	1,744	113
Campbell Soup Co.	640	34
Church & Dwight Co., Inc.	2,723	228
Colgate-Palmolive Co.	5,377	394
Conagra Brands, Inc.	3,475	127
Constellation Brands, Inc. Class A	1,408	315
Costco Wholesale Corp.	4,112	1,991
General Mills, Inc.	6,777	539
Hormel Foods Corp.	1,830	81
Kellogg Co.	1,080	71
Kimberly-Clark Corp.	2,120	265
Lamb Weston Holdings, Inc.	1,374	138
McCormick & Co., Inc.	2,942	219
Molson Coors Beverage Co. Class B	2,045	109
Mondelez International, Inc. Class A	12,769	832

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Monster Beverage Corp. (a)	3,965	$403
PepsiCo, Inc.	13,670	2,372
Philip Morris International, Inc.	16,649	1,620
Sysco Corp.	5,774	431
The Clorox Co.	690	107
The Coca-Cola Co.	27,653	1,646
The Estee Lauder Cos., Inc.	2,324	565
The Hershey Co.	1,804	430
The J.M. Smucker Co.	828	122
The Kraft Heinz Co.	6,993	272
The Kroger Co.	8,039	347
The Procter & Gamble Co.	22,787	3,135
Tyson Foods, Inc. Class A	2,142	127
Walgreens Boots Alliance, Inc.	5,210	185
Walmart, Inc.	14,494	2,060
		20,703
Energy (2.3%):
APA Corp.	1,896	73
Baker Hughes Co.	8,513	260
Chevron Corp.	21,425	3,444
ConocoPhillips	14,432	1,492
Coterra Energy, Inc.	2,120	53
Devon Energy Corp.	4,851	262
Diamondback Energy, Inc.	2,111	297
EOG Resources, Inc.	4,759	538
Exxon Mobil Corp.	39,044	4,291
Halliburton Co.	9,010	326
Hess Corp.	2,683	361
Kinder Morgan, Inc.	7,546	129
Marathon Oil Corp.	8,612	217
Marathon Petroleum Corp.	6,584	814
Occidental Petroleum Corp.	6,740	395
ONEOK, Inc.	5,513	361
Phillips 66	2,813	288
Pioneer Natural Resources Co.	2,039	409
Schlumberger NV	17,463	929
The Williams Cos., Inc.	14,342	432
Valero Energy Corp.	4,779	629
		16,000
Financials (5.7%):
Aflac, Inc.	6,526	445
American Express Co.	6,409	1,115
American International Group, Inc.	9,640	589
Ameriprise Financial, Inc.	1,259	432
Aon PLC Class A	2,360	718
Arthur J. Gallagher & Co.	2,370	444
Assurant, Inc.	653	83
Bank of America Corp.	80,700	2,768
Berkshire Hathaway, Inc. Class B (a)	17,957	5,480

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
BlackRock, Inc.	1,540	$1,062
Capital One Financial Corp.	4,781	521
Cboe Global Markets, Inc.	1,027	130
Chubb Ltd.	3,972	838
Cincinnati Financial Corp.	1,898	229
Citigroup, Inc.	14,818	751
Citizens Financial Group, Inc.	5,249	219
CME Group, Inc.	3,122	579
Comerica, Inc.	1,616	113
Discover Financial Services	3,419	383
FactSet Research Systems, Inc.	388	161
Fifth Third Bancorp	8,477	308
Huntington Bancshares, Inc.	12,687	194
Intercontinental Exchange, Inc.	5,129	522
Invesco Ltd.	4,160	73
JPMorgan Chase & Co.	32,040	4,593
KeyCorp	11,521	211
Lincoln National Corp.	1,769	56
Loews Corp.	2,402	147
M&T Bank Corp.	2,181	339
Marsh & McLennan Cos., Inc.	5,030	816
MetLife, Inc.	7,410	532
Moody's Corp.	1,624	471
Morgan Stanley	14,869	1,435
MSCI, Inc.	992	518
Nasdaq, Inc.	3,477	195
Northern Trust Corp. (c)	1,649	157
Principal Financial Group, Inc.	2,476	222
Prudential Financial, Inc.	4,592	459
Raymond James Financial, Inc.	1,989	216
Regions Financial Corp.	9,790	228
S&P Global, Inc.	3,313	1,130
State Street Corp.	3,749	332
SVB Financial Group (a)	645	186
Synchrony Financial	6,103	218
T. Rowe Price Group, Inc.	2,189	246
The Allstate Corp.	3,040	391
The Bank of New York Mellon Corp.	5,526	281
The Charles Schwab Corp.	15,402	1,200
The Goldman Sachs Group, Inc.	3,096	1,089
The Hartford Financial Services Group, Inc.	2,900	227
The PNC Financial Services Group, Inc.	4,807	759
The Progressive Corp.	5,434	780
The Travelers Cos., Inc.	2,350	435
Truist Financial Corp.	9,641	453
U.S. Bancorp	11,380	543
W.R. Berkley Corp.	2,739	181
Wells Fargo & Co.	39,812	1,862
Willis Towers Watson PLC	1,136	266
Zions Bancorp NA	1,870	95
		39,426

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (6.5%):
Abbott Laboratories	17,003	$1,730
AbbVie, Inc.	16,903	2,601
Agilent Technologies, Inc.	3,708	526
Align Technology, Inc. (a)	809	250
AmerisourceBergen Corp.	1,410	219
Amgen, Inc.	5,669	1,313
Baxter International, Inc.	4,106	164
Becton Dickinson and Co.	2,074	487
Biogen, Inc. (a)	1,216	328
Bio-Rad Laboratories, Inc. Class A (a)	151	72
Boston Scientific Corp. (a)	16,790	784
Bristol-Myers Squibb Co.	17,034	1,175
Cardinal Health, Inc.	2,310	175
Catalent, Inc. (a)	1,400	96
Centene Corp. (a)	5,336	365
Cigna Corp.	3,445	1,006
CVS Health Corp.	13,059	1,091
Danaher Corp.	6,489	1,606
DaVita, Inc. (a)	748	62
DENTSPLY SIRONA, Inc.	1,150	44
Dexcom, Inc. (a)	3,032	337
Edwards Lifesciences Corp. (a)	6,150	495
Elevance Health, Inc.	2,398	1,126
Eli Lilly & Co.	8,712	2,711
GE Healthcare Technologies, Inc. (a)	3,779	287
Gilead Sciences, Inc.	8,764	706
HCA Healthcare, Inc.	2,625	639
Henry Schein, Inc. (a)	1,136	89
Hologic, Inc. (a)	2,461	196
Humana, Inc.	1,376	681
IDEXX Laboratories, Inc. (a)	1,028	487
Illumina, Inc. (a)	977	195
Incyte Corp. (a)	578	45
Intuitive Surgical, Inc. (a)	4,247	974
IQVIA Holdings, Inc. (a)	1,977	412
Johnson & Johnson	21,874	3,352
Laboratory Corp. of America Holdings	1,063	254
McKesson Corp.	1,450	507
Medtronic PLC	8,302	687
Merck & Co., Inc.	26,683	2,835
Mettler-Toledo International, Inc. (a)	250	358
Moderna, Inc. (a)	3,389	470
Organon & Co.	1,845	45
PerkinElmer, Inc.	1,164	145
Pfizer, Inc.	48,283	1,959
Quest Diagnostics, Inc.	1,126	156
Regeneron Pharmaceuticals, Inc. (a)	883	671
ResMed, Inc.	1,408	300
STERIS PLC	864	163

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Stryker Corp.	3,361	$884
The Cooper Cos., Inc.	445	146
Thermo Fisher Scientific, Inc.	3,958	2,144
UnitedHealth Group, Inc.	9,155	4,357
Vertex Pharmaceuticals, Inc. (a)	2,999	871
Viatris, Inc.	4,869	56
Waters Corp. (a)	690	215
West Pharmaceutical Services, Inc.	489	155
Zimmer Biomet Holdings, Inc.	1,229	152
Zoetis, Inc.	4,796	801
		45,157
Industrials (4.1%):
3M Co.	3,890	419
A O Smith Corp.	1,607	105
Alaska Air Group, Inc. (a)	1,550	74
Allegion PLC	880	99
American Airlines Group, Inc. (a)	6,217	99
AMETEK, Inc.	2,861	405
C.H. Robinson Worldwide, Inc.	779	78
Carrier Global Corp.	7,990	360
Caterpillar, Inc.	5,175	1,240
Cintas Corp.	1,066	467
Copart, Inc. (a)	4,572	322
CSX Corp.	24,039	733
Cummins, Inc.	1,577	383
Deere & Co.	3,434	1,440
Delta Air Lines, Inc. (a)	7,217	277
Dover Corp.	1,435	215
Eaton Corp. PLC	4,316	755
Emerson Electric Co.	4,743	392
Equifax, Inc.	1,334	270
Expeditors International of Washington, Inc.	1,610	168
Fastenal Co.	5,972	308
FedEx Corp.	2,126	432
Fortive Corp.	2,506	167
Fortune Brands Innovations, Inc.	1,596	99
General Dynamics Corp.	1,726	393
General Electric Co.	11,338	960
Honeywell International, Inc.	6,692	1,281
Howmet Aerospace, Inc.	3,713	157
Huntington Ingalls Industries, Inc.	470	101
IDEX Corp.	779	175
Illinois Tool Works, Inc.	2,480	578
Ingersoll Rand, Inc.	4,166	242
J.B. Hunt Transport Services, Inc.	714	129
Jacobs Solutions, Inc.	1,124	134
Johnson Controls International PLC	6,676	419
L3Harris Technologies, Inc.	2,025	428
Lockheed Martin Corp.	2,228	1,057
Masco Corp.	2,915	153

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Masterbrand, Inc. (a)	1,596	$16
Nordson Corp.	554	122
Norfolk Southern Corp.	2,582	580
Northrop Grumman Corp.	1,594	740
Old Dominion Freight Line, Inc.	882	299
Otis Worldwide Corp.	3,056	259
PACCAR, Inc.	3,846	278
Parker-Hannifin Corp.	1,216	428
Pentair PLC	869	49
Quanta Services, Inc.	1,444	233
Raytheon Technologies Corp.	14,809	1,453
Republic Services, Inc.	2,086	269
Robert Half International, Inc.	1,284	104
Rockwell Automation, Inc.	1,190	351
Snap-on, Inc.	594	148
Southwest Airlines Co.	4,959	167
Stanley Black & Decker, Inc.	983	84
Textron, Inc.	2,070	150
The Boeing Co. (a)	4,734	954
Trane Technologies PLC	2,861	529
TransDigm Group, Inc.	593	441
Union Pacific Corp.	7,288	1,511
United Airlines Holdings, Inc. (a)	3,649	190
United Parcel Service, Inc. Class B	6,904	1,260
United Rentals, Inc.	750	351
Verisk Analytics, Inc.	1,450	248
W.W. Grainger, Inc.	478	319
Waste Management, Inc.	3,869	579
Westinghouse Air Brake Technologies Corp.	1,745	182
Xylem, Inc.	1,548	159
		27,967
Information Technology (12.9%):
Accenture PLC Class A	6,227	1,654
Adobe, Inc. (a)	5,423	1,757
Advanced Micro Devices, Inc. (a)	16,362	1,286
Akamai Technologies, Inc. (a)	1,562	113
Amphenol Corp. Class A	5,634	437
Analog Devices, Inc.	5,096	935
ANSYS, Inc. (a)	796	242
Apple, Inc.	150,554	22,193
Applied Materials, Inc.	10,258	1,191
Arista Networks, Inc. (a)	2,364	328
Autodesk, Inc. (a)	2,574	511
Automatic Data Processing, Inc.	4,304	946
Broadcom, Inc.	4,130	2,454
Cadence Design Systems, Inc. (a)	2,583	498
CDW Corp.	1,428	289
Ceridian HCM Holding, Inc. (a)	1,295	94
Cisco Systems, Inc.	39,302	1,903
Cognizant Technology Solutions Corp. Class A	5,181	324
See notes to financial statements.

15

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Corning, Inc.	7,670	$260
DXC Technology Co. (a)	3,194	89
Enphase Energy, Inc. (a)	816	172
EPAM Systems, Inc. (a)	319	98
F5, Inc. (a)	421	60
Fidelity National Information Services, Inc.	1,247	79
Fiserv, Inc. (a)	6,882	792
Fortinet, Inc. (a)	7,295	434
Gartner, Inc. (a)	843	276
Gen Digital, Inc.	1,010	20
Global Payments, Inc.	2,592	291
Hewlett Packard Enterprise Co.	12,525	196
HP, Inc.	12,818	378
Intel Corp.	28,673	715
International Business Machines Corp.	5,693	736
Intuit, Inc.	2,659	1,083
Juniper Networks, Inc.	2,447	75
Keysight Technologies, Inc. (a)	1,866	298
KLA Corp.	1,555	590
Lam Research Corp.	1,595	775
Mastercard, Inc. Class A	8,421	2,992
Microchip Technology, Inc.	5,696	462
Micron Technology, Inc.	10,223	591
Microsoft Corp.	73,591	18,355
Motorola Solutions, Inc.	1,485	390
NetApp, Inc.	2,488	161
NVIDIA Corp.	28,628	6,646
NXP Semiconductors NV	2,048	366
ON Semiconductor Corp. (a)	5,140	398
Oracle Corp.	19,157	1,674
Paychex, Inc.	2,957	326
Paycom Software, Inc. (a)	608	176
PayPal Holdings, Inc. (a)	10,200	751
Qorvo, Inc. (a)	1,188	120
QUALCOMM, Inc.	12,055	1,489
Roper Technologies, Inc.	1,242	534
Salesforce, Inc. (a)	9,375	1,534
Seagate Technology Holdings PLC	2,345	151
ServiceNow, Inc. (a)	2,279	985
Skyworks Solutions, Inc.	708	79
SolarEdge Technologies, Inc. (a)	224	71
Synopsys, Inc. (a)	1,398	509
TE Connectivity Ltd.	3,470	442
Teledyne Technologies, Inc. (a)	69	30
Texas Instruments, Inc.	8,840	1,516
VeriSign, Inc. (a)	785	155
Visa, Inc. Class A	16,518	3,633
Western Digital Corp. (a)	1,369	53
Xerox Holdings Corp.	1	—	(b)
Zebra Technologies Corp. (a)	649	195
		89,356

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (1.3%):
Air Products and Chemicals, Inc.	1,923	$550
Albemarle Corp.	1,201	305
Avery Dennison Corp.	906	165
Ball Corp.	3,726	209
Celanese Corp.	463	54
CF Industries Holdings, Inc.	2,538	218
Corteva, Inc.	8,159	508
Dow, Inc.	8,954	512
DuPont de Nemours, Inc.	3,671	268
Eastman Chemical Co.	1,432	122
Ecolab, Inc.	1,707	272
FMC Corp.	1,168	151
Freeport-McMoRan, Inc.	15,889	651
International Flavors & Fragrances, Inc.	1,485	138
International Paper Co.	3,667	134
Linde PLC	5,953	2,074
LyondellBasell Industries NV Class A	2,696	259
Martin Marietta Materials, Inc.	721	260
Newmont Corp.	8,551	373
Nucor Corp.	2,642	442
PPG Industries, Inc.	1,640	217
Sealed Air Corp.	1,340	65
The Mosaic Co.	4,511	240
The Sherwin-Williams Co.	2,304	510
Vulcan Materials Co.	1,110	201
Westrock Co.	828	26
		8,924
Real Estate (1.2%):
Alexandria Real Estate Equities, Inc.	1,101	165
American Tower Corp.	4,297	851
AvalonBay Communities, Inc.	740	128
Boston Properties, Inc.	814	53
Camden Property Trust	884	101
CBRE Group, Inc. Class A (a)	3,167	270
Crown Castle, Inc.	4,036	528
Digital Realty Trust, Inc.	1,465	153
Equinix, Inc.	852	586
Equity Residential	2,215	138
Essex Property Trust, Inc.	748	171
Extra Space Storage, Inc.	1,147	189
Federal Realty Investment Trust	884	94
Healthpeak Properties, Inc.	1,880	45
Host Hotels & Resorts, Inc.	8,818	148
Invitation Homes, Inc.	5,812	182
Iron Mountain, Inc.	3,600	190
Kimco Realty Corp.	5,368	111
Mid-America Apartment Communities, Inc.	1,273	204
Prologis, Inc.	8,574	1,058
Public Storage	1,221	365

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Realty Income Corp.	6,227	$398
Regency Centers Corp.	1,923	121
SBA Communications Corp.	1,109	288
Simon Property Group, Inc.	3,796	463
UDR, Inc.	3,662	157
Ventas, Inc.	4,666	227
Welltower, Inc.	4,568	338
Weyerhaeuser Co.	6,892	215
		7,937
Utilities (1.2%):
Alliant Energy Corp.	3,054	157
Ameren Corp.	2,468	204
American Electric Power Co., Inc.	4,277	376
American Water Works Co., Inc.	2,262	318
CenterPoint Energy, Inc.	6,318	176
CMS Energy Corp.	3,064	181
Consolidated Edison, Inc.	3,777	338
Constellation Energy Corp.	3,575	268
Dominion Energy, Inc.	3,566	198
DTE Energy Co.	1,653	181
Duke Energy Corp.	8,868	836
Edison International	1,730	115
Entergy Corp.	1,967	202
Evergy, Inc.	660	39
Eversource Energy	3,443	259
Exelon Corp.	10,726	433
FirstEnergy Corp.	3,717	147
NextEra Energy, Inc.	18,576	1,319
NiSource, Inc.	4,671	128
NRG Energy, Inc.	2,789	91
PG&E Corp. (a)	14,098	220
PPL Corp.	6,580	178
Public Service Enterprise Group, Inc.	6,188	374
Sempra Energy	1,884	283
The AES Corp.	7,856	194
The Southern Co.	9,551	602
WEC Energy Group, Inc.	2,943	261
Xcel Energy, Inc.	5,211	336
		8,414
Total Common Stocks (Cost $99,778)		321,777
Rights (0.0%) (c)
Health Care (0.0%):
ABIOMED, Inc. (a) (d)	568	1
Total Rights (Cost $—)		1

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (0.1%)
Industrials (0.1%):
Northwest Senior Housing Corp. — Edgemere Project, Promissory Note, DIP Loan, 10.00%, 12/31/23 (d)	$245	$245
DIP Loan, 12.00%, 12/31/23 (d)	176	176
Total Corporate Bonds (Cost $421)		421
Municipal Bonds (52.5%)
Alabama (0.6%):
Columbia Industrial Development Board Revenue, Series B, 2.25%, 12/1/37, Continuously Callable @100 (e)	950	950
Columbia Industrial Development Board Revenue (NBGA — Southern Co.), Series A, 2.25%, 12/1/37, Continuously Callable @100 (e)	300	300
Cooper Green Mercy Health Services Authority Revenue, 5.25%, 9/1/52, Continuously Callable @100	2,000	2,060
DCH Healthcare Authority Revenue, Series A, 4.00%, 6/1/51, Continuously Callable @100	1,000	893
		4,203
Alaska (0.1%):
Northern Tobacco Securitization Corp. Revenue, Series A, 4.00%, 6/1/50, Continuously Callable @100	500	432
Arizona (2.2%):
Arizona IDA Revenue 4.00%, 7/1/41, Continuously Callable @100	400	367
5.00%, 7/1/47, Continuously Callable @100	1,000	1,016
5.00%, 11/1/47, Continuously Callable @100	1,000	1,005
4.00%, 7/1/52, Continuously Callable @100	840	692
City of Phoenix IDA Revenue, 5.00%, 7/1/46, Continuously Callable @100	1,300	1,303
La Paz County IDA Revenue 4.00%, 2/15/41, Continuously Callable @100	425	361
4.00%, 2/15/46, Continuously Callable @100	345	273
4.00%, 2/15/51, Continuously Callable @100	300	225
Maricopa County IDA Revenue 4.00%, 7/1/51, Continuously Callable @100 (f)	1,500	1,110
Series A, 5.00%, 9/1/42, Continuously Callable @100	500	515
Series A, 4.00%, 7/1/46, Continuously Callable @100	735	667
Series A, 5.00%, 7/1/49, Continuously Callable @100	1,000	965
Series A, 5.00%, 7/1/54, Continuously Callable @100	1,275	1,209
Series A, 4.00%, 7/1/56, Continuously Callable @100	1,000	889
Student & Academic Services LLC Revenue, 5.00%, 6/1/44, Continuously Callable @100	1,000	1,012
Tempe IDA Revenue, Series B, 4.00%, 12/1/46, Continuously Callable @102	1,185	856
The County of Pima IDA Revenue 4.00%, 4/1/46, Continuously Callable @100	2,000	1,772
4.00%, 6/15/51, Continuously Callable @100 (f)	1,000	749
		14,986

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Arkansas (0.1%):
Arkansas Development Finance Authority Revenue, 4.00%, 12/1/44, Continuously Callable @100	$1,000	$927
California (1.2%):
California Educational Facilities Authority Revenue, 5.00%, 10/1/52, Continuously Callable @100	2,000	1,936
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	1,200	1,214
State of California, GO, 5.00%, 8/1/45, Continuously Callable @100	1,000	1,030
Sutter Butte Flood Agency Special Assessment (INS — Build America Mutual Assurance Co.), 5.00%, 10/1/40, Continuously Callable @100	1,000	1,031
West Contra Costa Unified School District, GO (INS — National Public Finance Guarantee Corp.), 8/1/34 (g)	4,435	2,893
		8,104
Colorado (1.6%):
Colorado Educational & Cultural Facilities Authority Revenue 5.00%, 12/1/38, Continuously Callable @100	1,000	1,025
5.00%, 4/1/48, Continuously Callable @100	710	685
4.00%, 1/1/52, Continuously Callable @100	675	518
5.00%, 9/1/52, Continuously Callable @100	730	665
4.00%, 1/1/62, Continuously Callable @100	795	581
Colorado Health Facilities Authority Revenue 5.00%, 6/1/45, Pre-refunded 6/1/25 @ 100	1,000	1,040
Series A, 4.00%, 9/1/50, Continuously Callable @100	1,000	826
Series A, 4.00%, 12/1/50, Continuously Callable @103	1,000	797
Denver Convention Center Hotel Authority Revenue, 5.00%, 12/1/40, Continuously Callable @100	1,000	982
Denver Health & Hospital Authority Certificate of Participation, 5.00%, 12/1/48, Continuously Callable @100	1,900	1,826
Park Creek Metropolitan District Revenue 5.00%, 12/1/41, Continuously Callable @100	250	257
5.00%, 12/1/45, Continuously Callable @100	1,000	1,021
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,053
		11,276
Connecticut (0.8%):
Connecticut State Health & Educational Facilities Authority Revenue Series T, 4.00%, 7/1/55, Continuously Callable @100	1,000	830
Series U, 4.00%, 7/1/52, Continuously Callable @100	2,000	1,680
State of Connecticut, GO Series A, 5.00%, 4/15/36, Continuously Callable @100	1,500	1,637
Series A, 5.00%, 4/15/37, Continuously Callable @100	1,000	1,072
		5,219
Florida (2.2%):
Brevard County Health Facilities Authority Revenue, Series A, 5.00%, 4/1/52, Continuously Callable @100	1,000	1,030

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Capital Trust Agency, Inc. Revenue 5.00%, 8/1/40, Continuously Callable @100	$300	$303
5.00%, 8/1/55, Continuously Callable @100	400	387
City of Atlantic Beach Revenue, Series A, 5.00%, 11/15/53, Continuously Callable @103	1,000	846
City of Pompano Beach Revenue 4.00%, 9/1/50, Continuously Callable @103	1,500	1,092
Series A, 4.00%, 9/1/51, Continuously Callable @103	500	361
Florida Development Finance Corp. Revenue 5.00%, 7/1/51, Continuously Callable @100	395	366
Series A, 5.00%, 6/15/52, Continuously Callable @100	1,250	1,152
Lee County IDA Revenue, Series A, 5.25%, 10/1/52, Continuously Callable @103	850	732
Lee Memorial Health System Revenue, Series A-1, 5.00%, 4/1/44, Continuously Callable @100	1,450	1,482
Miami Beach Health Facilities Authority Revenue, 4.00%, 11/15/51, Continuously Callable @100	500	427
Miami-Dade County Health Facilities Authority Revenue, Series A, 4.00%, 8/1/51, Continuously Callable @100	1,000	884
Palm Beach County Educational Facilities Authority Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,000	827
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/38, Continuously Callable @103	700	668
Sarasota County Public Hospital District Revenue, 4.00%, 7/1/52, Continuously Callable @100	2,000	1,769
Seminole County IDA Revenue, 4.00%, 6/15/51, Continuously Callable @100 (f)	830	613
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (f)	1,000	1,015
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @ 100	1,000	1,037
		14,991
Georgia (0.6%):
Crisp County Hospital Authority Revenue, 4.00%, 7/1/51, Continuously Callable @100	575	511
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/43, Continuously Callable @100	1,000	1,007
Milledgeville & Baldwin County Development Authority Revenue, 4.00%, 6/15/37, Continuously Callable @100	1,300	1,295
Municipal Electric Authority of Georgia Revenue, 4.00%, 1/1/51, Continuously Callable @100	425	358
Private Colleges & Universities Authority Revenue, 4.00%, 6/1/45, Continuously Callable @100	750	669
		3,840
Guam (0.3%):
Antonio B Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.50%, 10/1/33, Pre-refunded 10/1/23 @ 100	750	760

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Guam Government Waterworks Authority Revenue, 5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	$1,000	$1,007
		1,767
Illinois (5.3%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 12/1/37, Pre-refunded 12/1/27 @ 100	1,000	1,095
Chicago Board of Education, GO, Series A, 5.00%, 12/1/47, Continuously Callable @100	3,200	3,035
Chicago Midway International Airport Revenue, Series B, 5.00%, 1/1/41, Continuously Callable @100	1,000	1,027
Chicago O'Hare International Airport Revenue, Series C, 5.00%, 1/1/41, Continuously Callable @100	1,000	1,038
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.), 5.25%, 1/1/33, Continuously Callable @100	1,000	1,001
Chicago Park District, GO, Series C, 4.00%, 1/1/42, Continuously Callable @100	1,250	1,175
Chicago Transit Authority Sales Tax Receipts Fund Revenue Series A, 5.00%, 12/1/52, Continuously Callable @100	685	702
Series A, 4.00%, 12/1/55, Continuously Callable @100	2,000	1,705
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/44, Continuously Callable @100	1,000	1,002
Series A, 5.00%, 1/1/47, Continuously Callable @100	1,000	1,018
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @100	1,000	1,004
City of Galesburg Revenue, Series A, 4.00%, 10/1/46, Continuously Callable @100	1,000	849
County of Cook Community College District No. 508, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,039
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @100	1,000	1,036
Illinois Educational Facilities Authority Revenue, 4.00%, 11/1/36, Continuously Callable @102	1,000	987
Illinois Finance Authority Revenue 3.90%, 3/1/30, Continuously Callable @100	1,000	1,009
5.00%, 5/15/37, Continuously Callable @100	1,000	956
5.00%, 5/15/40, Continuously Callable @100	1,275	1,056
5.00%, 8/15/44, Continuously Callable @100	1,000	1,010
5.00%, 10/1/44, Continuously Callable @100	1,000	1,026
4.00%, 10/15/44, Continuously Callable @103	2,000	1,550
5.00%, 5/15/45, Continuously Callable @100	1,000	786
Series A, 4.00%, 8/1/51, Continuously Callable @100	1,000	792
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	45	47
Series C, 4.00%, 2/15/41, Continuously Callable @100	955	927
Metropolitan Pier & Exposition Authority Revenue, 5.00%, 6/15/50, Continuously Callable @100	2,500	2,446
Metropolitan Pier & Exposition Authority Revenue (LOC — Barclays Bank PLC), Series 2015-XF1045, 2.84%, 6/15/53, Callable 4/13/23 @ 200 (e) (f)	1,165	1,165
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/40, Continuously Callable @100	600	563

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Sangamon County Water Reclamation District, GO Series A, 4.00%, 1/1/49, Continuously Callable @100	$1,000	$895
Series A, 5.75%, 1/1/53, Continuously Callable @100	1,235	1,281
State of Illinois, GO 4.00%, 10/1/33, Continuously Callable @100	2,300	2,265
5.50%, 5/1/39, Continuously Callable @100	225	239
Series A, 5.50%, 3/1/47, Continuously Callable @100	1,000	1,048
		36,774
Indiana (0.5%):
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.), 4.00%, 2/1/39, Continuously Callable @100	1,000	948
Indiana Finance Authority Revenue, 5.00%, 2/1/40, Continuously Callable @100	1,000	1,010
Richmond Hospital Authority Revenue, Series A, 5.00%, 1/1/39, Continuously Callable @100	1,500	1,516
		3,474
Iowa (0.1%):
Iowa Tobacco Settlement Authority Revenue, Series A-2, 4.00%, 6/1/49, Continuously Callable @100	1,000	897
Kansas (1.4%):
City of Coffeyville Electric System Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Pre-refunded 6/1/25 @ 100 (f)	1,000	1,041
City of Lawrence Revenue 5.00%, 7/1/43, Continuously Callable @100	1,500	1,534
Series A, 4.00%, 7/1/36, Continuously Callable @100	1,500	1,429
City of Manhattan Revenue, Series A, 4.00%, 6/1/46, Continuously Callable @103	1,000	725
City of Wichita Revenue, 4.63%, 9/1/33, Continuously Callable @100	1,000	959
Wyandotte County-Kansas City Unified Government Tax Allocation, 5.75%, 3/1/41, Continuously Callable @103 (f)	2,000	1,912
Wyandotte County-Kansas City Unified Government Utility System Revenue Series A, 5.00%, 9/1/44, Continuously Callable @100	1,250	1,262
Series A, 5.00%, 9/1/45, Continuously Callable @100	1,000	1,018
		9,880
Kentucky (0.8%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @100	1,000	1,006
Kentucky Bond Development Corp. Revenue, 4.00%, 6/1/46, Continuously Callable @100	750	662
Kentucky Economic Development Finance Authority Revenue, 5.00%, 5/15/46, Continuously Callable @100	1,000	769
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/45, Continuously Callable @100	1,000	1,025
Louisville Jefferson County Metropolitan Government Revenue, Series A, 5.00%, 5/15/52, Continuously Callable @100	2,000	2,001
		5,463
Louisiana (2.0%):
City of Shreveport Water & Sewer Revenue, 5.00%, 12/1/40, Continuously Callable @100	1,000	1,016

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Corp.), Series B, 4.00%, 12/1/44, Continuously Callable @100	$500	$459
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series C, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,016
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @100	1,500	1,471
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/39, Continuously Callable @100	1,000	1,021
5.00%, 10/1/43, Continuously Callable @100	1,000	1,022
4.00%, 10/1/46, Continuously Callable @100	1,000	910
Louisiana Public Facilities Authority Revenue 5.00%, 7/1/52, Continuously Callable @100	1,000	1,014
4.00%, 1/1/56, Continuously Callable @100	1,000	852
Louisiana Public Facilities Authority Revenue (INS — Build America Mutual Assurance Co.), 5.25%, 6/1/51, Pre-refunded 6/1/25 @ 100	1,000	1,046
Parish of East Baton Rouge Capital Improvements District Revenue, 4.00%, 8/1/44, Continuously Callable @100	1,400	1,351
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @100	1,500	1,560
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @100	1,000	1,003
		13,741
Maine (0.3%):
Maine Health & Higher Educational Facilities Authority Revenue Series A, 4.00%, 7/1/46, Continuously Callable @100	1,000	823
Series A, 4.00%, 7/1/50, Continuously Callable @100	1,175	1,072
		1,895
Maryland (0.3%):
City of Gaithersburg Maryland Revenue, 5.13%, 1/1/42, Continuously Callable @103	865	821
Maryland Health & Higher Educational Facilities Authority Revenue, 4.00%, 7/1/45, Continuously Callable @100	1,100	983
		1,804
Massachusetts (1.9%):
Massachusetts Development Finance Agency Revenue 5.00%, 4/15/40, Continuously Callable @100	1,000	991
5.00%, 7/1/46, Continuously Callable @100	1,000	1,002
4.00%, 9/1/48, Continuously Callable @100	1,380	1,144
3.40% (MUNIPSA+60bps), 7/1/49 (f) (h)	1,250	1,246
4.00%, 7/1/51, Continuously Callable @100	1,500	1,258
5.00%, 10/1/57, Continuously Callable @105 (f)	1,000	924
Series A, 5.00%, 6/1/39, Pre-refunded 6/1/29 @ 100	1,000	1,133
Series A, 5.50%, 7/1/44, Continuously Callable @100	500	448
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,600	1,520
Series B, 4.00%, 6/1/50, Continuously Callable @100	1,000	801
Series B, 4.00%, 7/1/50, Continuously Callable @100	850	677

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series D, 5.00%, 7/1/44, Continuously Callable @100	$1,000	$1,010
Series F, 5.75%, 7/15/43, Continuously Callable @100	1,000	991
		13,145
Michigan (1.7%):
City of Wyandotte Electric System Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,020
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/43, Continuously Callable @100	1,750	1,756
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification & Loan Program), 5.00%, 5/1/42, Continuously Callable @100	1,000	1,041
Karegnondi Water Authority Revenue, 5.00%, 11/1/41, Continuously Callable @100	1,000	1,027
Kentwood Economic Development Corp. Revenue, 4.00%, 11/15/45, Continuously Callable @103	500	392
Lincoln Consolidated School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/40, Continuously Callable @100	1,250	1,299
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @100	1,000	1,021
Michigan Finance Authority Revenue 4.00%, 2/1/42, Continuously Callable @100	745	626
4.00%, 9/1/45, Continuously Callable @100	1,000	891
4.00%, 12/1/51, Continuously Callable @100	1,665	1,353
Wayne County Airport Authority Revenue, 5.00%, 12/1/44, Continuously Callable @100	1,000	1,013
		11,439
Minnesota (0.3%):
Housing & Redevelopment Authority Revenue 5.00%, 11/15/44, Pre-refunded 11/15/25 @ 100	1,000	1,049
5.00%, 11/15/47, Continuously Callable @100	1,000	1,017
		2,066
Mississippi (0.6%):
Mississippi Business Finance Corp. Revenue, Series B, 2.75%, 12/1/30, Callable 4/3/23 @ 100 (e)	4,200	4,200
Missouri (0.9%):
Cape Girardeau County IDA Revenue, 4.00%, 3/1/46, Continuously Callable @100	750	623
Health & Educational Facilities Authority of the State of Missouri Revenue 4.00%, 2/1/48, Continuously Callable @100	1,500	1,131
4.00%, 2/15/51, Continuously Callable @100	480	395
Health & Educational Facilities Authority Revenue 5.00%, 8/1/45, Continuously Callable @100	1,270	1,167
4.00%, 2/15/49, Continuously Callable @100	250	232
Missouri Development Finance Board Revenue, 4.00%, 3/1/51, Continuously Callable @100	1,000	831
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Corp.), 5.00%, 10/1/45, Continuously Callable @100	1,000	1,044

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/38, Continuously Callable @100	$1,000	$1,039
		6,462
Montana (0.1%):
Montana Facility Finance Authority Revenue, Series A, 4.00%, 6/1/45, Continuously Callable @100	485	448
Nebraska (0.6%):
Central Plains Energy Project Revenue 5.00%, 5/1/53	2,000	2,059
Series A, 5.00%, 9/1/42	1,000	998
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @100	1,000	1,011
		4,068
Nevada (0.6%):
City of Carson City Revenue, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,004
Las Vegas Convention & Visitors Authority Revenue, Series C, 4.00%, 7/1/41, Continuously Callable @100	1,555	1,486
Las Vegas Redevelopment Agency Tax Allocation, 5.00%, 6/15/45, Continuously Callable @100	1,500	1,510
		4,000
New Hampshire (0.2%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/51, Continuously Callable @103	2,000	1,490
New Jersey (2.7%):
Essex County Improvement Authority Revenue, 4.00%, 6/15/51, Continuously Callable @100	1,100	861
New Jersey Economic Development Authority Revenue 5.00%, 6/15/42, Pre-refunded 6/15/27 @ 100	2,000	2,173
5.00%, 6/15/43, Pre-refunded 12/15/28 @ 100	370	414
5.00%, 6/15/43, Continuously Callable @100	630	648
Series A, 4.00%, 7/1/34, Continuously Callable @100	1,000	1,000
Series A, 5.00%, 6/15/47, Continuously Callable @100	1,000	1,019
Series B, 5.00%, 6/15/43, Continuously Callable @100	1,000	1,029
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/37, Continuously Callable @100	500	520
New Jersey Educational Facilities Authority Revenue, Series B, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,033
New Jersey Educational Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series C, 4.00%, 7/1/50, Continuously Callable @100	1,000	879
New Jersey Health Care Facilities Financing Authority Revenue, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,042
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/48, Continuously Callable @100	1,000	1,034
Series A, 5.00%, 12/15/35, Continuously Callable @100	1,000	1,058
Series A, 12/15/38 (g)	1,500	710
Series AA, 5.00%, 6/15/44, Continuously Callable @100	1,000	1,006
Series BB, 4.00%, 6/15/50, Continuously Callable @100	1,000	894

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Jersey Transportation Authority LLC Revenue, Series A, 5.00%, 11/1/39, Continuously Callable @100	$1,250	$1,263
South Jersey Transportation Authority Revenue, 5.25%, 11/1/52, Continuously Callable @100	500	524
The Atlantic County Improvement Authority Revenue, 4.00%, 7/1/53, Continuously Callable @100	750	652
The Passaic County Improvement Authority Revenue, 5.38%, 7/1/53, Continuously Callable @100	500	490
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @100	500	518
		18,767
New Mexico (0.2%):
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	1,500	1,154
New York (2.6%):
Genesee County Funding Corp. Revenue, Series A, 5.25%, 12/1/52, Continuously Callable @100	500	504
Metropolitan Transportation Authority Revenue, Series C, 5.00%, 11/15/42, Continuously Callable @100	1,000	1,000
New York City Municipal Water Finance Authority Revenue, Series DD, 3.08%, 6/15/33, Continuously Callable @100 (e)	5,860	5,860
New York Liberty Development Corp. Revenue 5.25%, 10/1/35	630	705
5.50%, 10/1/37	1,500	1,687
2.80%, 9/15/69, Continuously Callable @100	1,000	897
New York State Dormitory Authority Revenue 4.00%, 2/15/47, Continuously Callable @100	2,000	1,889
4.00%, 3/15/49, Continuously Callable @100	750	703
5.00%, 7/1/57, Continuously Callable @100	1,000	952
Series A, 4.00%, 9/1/50, Continuously Callable @100	2,000	1,622
Series A, 4.00%, 7/1/52, Continuously Callable @100	1,000	827
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.), Series 1, 5.50%, 7/1/40	1,205	1,453
		18,099
North Carolina (0.3%):
North Carolina Medical Care Commission Revenue 5.00%, 10/1/35, Continuously Callable @100	1,000	978
5.00%, 1/1/49, Continuously Callable @104	1,500	1,424
		2,402
North Dakota (0.4%):
City of Grand Forks Revenue, 4.00%, 12/1/51, Continuously Callable @100	1,450	1,139
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	1,000	918
University of North Dakota Certificate of Participation (INS — Assured Guaranty Corp.), Series A, 4.00%, 6/1/51, Continuously Callable @100	1,000	878
		2,935

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio (0.8%):
County of Warren Revenue, Series A, 4.00%, 7/1/45, Continuously Callable @100	$735	$648
Northeast Ohio Medical University Revenue, 5.00%, 12/1/43, Continuously Callable @100	775	811
Ohio Higher Educational Facility Commission Revenue 4.00%, 12/1/46, Continuously Callable @100	750	615
5.25%, 1/1/52, Continuously Callable @100	1,000	1,011
4.00%, 10/1/52, Continuously Callable @100	2,000	1,595
Southeastern Ohio Port Authority Revenue, 5.00%, 12/1/43, Continuously Callable @100	750	664
		5,344
Oklahoma (0.4%):
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @100	1,000	877
Oklahoma Municipal Power Authority Revenue, Series A, 4.00%, 1/1/47, Continuously Callable @100	1,000	948
Pontotoc County Educational Facilities Authority Revenue, 4.00%, 9/1/40, Continuously Callable @100	500	461
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/37, Continuously Callable @102	750	739
		3,025
Oregon (0.5%):
Medford Hospital Facilities Authority Revenue, Series A, 4.00%, 8/15/50, Continuously Callable @100	1,000	908
Oregon State Facilities Authority Revenue, Series A, 4.00%, 10/1/51, Continuously Callable @100	1,000	838
Salem Hospital Facility Authority Revenue 4.00%, 5/15/47, Continuously Callable @103	1,000	760
5.00%, 5/15/53, Continuously Callable @102	1,250	1,115
		3,621
Pennsylvania (5.3%):
Adams County General Authority Revenue, 4.00%, 8/15/45, Continuously Callable @100	1,455	1,322
Allegheny County Hospital Development Authority Revenue 4.00%, 7/15/39, Continuously Callable @100	1,185	1,131
5.00%, 4/1/47, Continuously Callable @100	1,000	1,013
Berks County IDA Revenue 5.00%, 5/15/43, Continuously Callable @102	350	325
5.00%, 11/1/50, Continuously Callable @100	1,500	970
Bucks County IDA Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,000	906
Butler County Hospital Authority Revenue, 5.00%, 7/1/39, Continuously Callable @100	1,665	1,671
Canon-McMillan School District, GO, 4.00%, 6/1/44, Continuously Callable @100	1,500	1,435
Central Bradford Progress Authority Revenue, Series B, 4.00%, 12/1/51, Continuously Callable @100	2,000	1,780
Chester County IDA Revenue, 5.00%, 10/1/44, Continuously Callable @100	1,000	944
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @100	1,000	1,054

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @100	$1,000	$1,041
Indiana County Hospital Authority Revenue, Series A, 6.00%, 6/1/39, Pre-refunded 6/1/23 @ 100	1,625	1,635
Lancaster County Hospital Authority Revenue, 5.00%, 11/1/35, Continuously Callable @100	1,000	1,016
Lancaster IDA Revenue, 4.00%, 7/1/51, Continuously Callable @103	500	363
Latrobe IDA Revenue, 4.00%, 3/1/51, Continuously Callable @100	800	610
Montgomery County IDA Revenue 5.25%, 1/15/45, Pre-refunded 1/15/25 @ 100	1,000	1,038
4.00%, 10/1/46, Continuously Callable @100	625	498
4.00%, 10/1/51, Continuously Callable @100	825	627
Series C, 4.00%, 11/15/43, Continuously Callable @103	600	492
Northampton County General Purpose Authority Revenue 4.00%, 8/15/40, Continuously Callable @100	1,000	927
5.00%, 8/15/43, Continuously Callable @100	1,000	1,020
Pennsylvania Economic Development Financing Authority Revenue 4.00%, 7/1/46, Continuously Callable @103	1,000	800
Series A, 4.00%, 10/15/51, Continuously Callable @100	1,000	893
Pennsylvania Higher Educational Facilities Authority Revenue, Series A, 4.00%, 7/15/46, Continuously Callable @100	1,575	1,347
Pennsylvania Turnpike Commission Revenue Series A-1, 5.00%, 12/1/46, Continuously Callable @100	1,000	1,018
Series A-1, 5.00%, 12/1/47, Continuously Callable @100	1,000	1,032
Series B, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,056
Series B, 5.25%, 12/1/44, Continuously Callable @100	1,000	1,016
Series B, 4.00%, 12/1/51, Continuously Callable @100	1,000	891
Philadelphia IDA Revenue, 5.00%, 8/1/50, Continuously Callable @100	1,050	955
Reading School District, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/38, Continuously Callable @100	1,500	1,576
School District of Philadelphia, GO Series A, 5.00%, 9/1/38, Continuously Callable @100	1,000	1,049
Series A, 4.00%, 9/1/46, Continuously Callable @100	1,000	893
Series F, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,035
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.), 4.00%, 4/15/49, Continuously Callable @100	1,500	1,385
		36,764
Rhode Island (0.2%):
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @100	40	40
Rhode Island Turnpike & Bridge Authority Revenue, Series A, 5.00%, 10/1/40, Continuously Callable @100	1,000	1,031
		1,071
South Carolina (0.3%):
Patriots Energy Group Revenue, Series A, 4.00%, 6/1/51, Continuously Callable @100	1,100	937

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Carolina Jobs-Economic Development Authority Revenue 5.00%, 11/15/47, Continuously Callable @103	$1,000	$943
4.00%, 4/1/49, Continuously Callable @103	620	460
		2,340
Tennessee (1.2%):
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/37, Continuously Callable @100	1,500	1,552
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue 5.00%, 10/1/45, Continuously Callable @100	1,000	939
5.00%, 7/1/46, Continuously Callable @100	1,000	1,012
5.00%, 10/1/48, Continuously Callable @100	500	497
4.00%, 10/1/51, Continuously Callable @100	1,000	796
Tennergy Corp. Revenue, Series A, 5.50%, 10/1/53	2,500	2,647
The Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/49, Continuously Callable @100	1,000	926
		8,369
Texas (6.5%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund), 4.00%, 8/15/44, Continuously Callable @100	2,165	2,101
Bexar County Health Facilities Development Corp. Revenue, 5.00%, 7/15/37, Continuously Callable @105	1,000	949
Central Texas Regional Mobility Authority Revenue, 4.00%, 1/1/41, Continuously Callable @100	1,000	930
Central Texas Turnpike System Revenue, Series C, 5.00%, 8/15/42, Continuously Callable @100	1,000	1,011
City of Arlington Special Tax (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @100	1,000	1,039
City of Arlington Tax Allocation, 4.00%, 8/15/50, Continuously Callable @100	1,700	1,384
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/39, Continuously Callable @100	1,000	1,010
5.00%, 9/1/40, Continuously Callable @100	1,000	1,010
City of Irving Texas Revenue, 5.00%, 8/15/43, Continuously Callable @100	1,000	997
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @100	1,000	954
City of Lewisville Special Assessment (INS — ACA Financial Guaranty Corp.), 5.80%, 9/1/25	2,180	2,264
Clifton Higher Education Finance Corp. Revenue, 4.25%, 8/15/52, Continuously Callable @100	1,500	1,367
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 5.00%, 8/15/39, Continuously Callable @100	1,000	1,017
4.00%, 8/15/44, Continuously Callable @100	1,000	939
County of Bexar Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,500	1,326
Greater Texas Cultural Education Facilities Finance Corp. Revenue, 4.00%, 3/1/50, Continuously Callable @100	1,000	875
Harris County Cultural Education Facilities Finance Corp. Revenue, Series A, 5.00%, 6/1/38, Continuously Callable @100	1,000	917

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @100	$1,000	$941
Hidalgo County Regional Mobility Authority Revenue Series A, 4.00%, 12/1/41, Continuously Callable @100	735	640
Series B, 4.00%, 12/1/41, Continuously Callable @100	700	621
Houston Higher Education Finance Corp. Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,100	863
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @100	1,000	1,005
Martin County Hospital District, GO, 4.00%, 4/1/36, Continuously Callable @100	350	343
Matagorda County Navigation District No. 1 Revenue, 4.00%, 6/1/30, Continuously Callable @100	1,000	991
Mesquite Health Facilities Development Corp. Revenue, 5.00%, 2/15/35, Continuously Callable @100 (i) (j)	1,000	730
New Hope Cultural Education Facilities Finance Corp. Revenue 5.00%, 7/1/47 (i)	1,000	800
Series A, 5.00%, 4/1/47, Pre-refunded 4/1/25 @ 100	1,600	1,658
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A1, 5.00%, 7/1/38, Continuously Callable @100	225	231
North Texas Tollway Authority Revenue Series B, 5.00%, 1/1/31, Continuously Callable @100	1,500	1,520
Series B, 5.00%, 1/1/45, Continuously Callable @100	1,000	1,019
Port of Port Arthur Navigation District Revenue, Series C, 2.90%, 4/1/40, Continuously Callable @100 (e)	6,100	6,100
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/43, Continuously Callable @100	1,000	1,060
San Antonio Education Facilities Corp. Revenue, 4.00%, 4/1/54, Continuously Callable @100	1,000	798
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/46, Continuously Callable @100	1,000	1,012
Series A, 5.00%, 11/15/45 (i) (j)	1,000	400
Series A, 5.00%, 7/1/53, Continuously Callable @100	750	767
Series B, 5.00%, 11/15/36 (i) (j)	1,000	400
Series B, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,529
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/27	1,375	1,418
		44,936
Utah (0.7%):
Military Installation Development Authority Revenue, Series A-1, 4.00%, 6/1/41, Continuously Callable @103	500	395
Utah Charter School Finance Authority Revenue 4.50%, 10/15/52, Continuously Callable @100	1,000	907
Series A, 4.00%, 10/15/46, Continuously Callable @100	860	781
Series A, 4.00%, 4/15/52, Continuously Callable @100	3,000	2,552
		4,635
Vermont (0.2%):
Vermont Economic Development Authority Revenue, 4.00%, 5/1/45, Continuously Callable @103	1,000	718

See notes to financial statements.

31

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Vermont Educational & Health Buildings Financing Agency Revenue, 5.00%, 10/15/46, Continuously Callable @100	$1,000	$981
		1,699
Virginia (0.2%):
Alexandria IDA Revenue, 5.00%, 10/1/45, Pre-refunded 10/1/25 @ 100	1,000	1,051
Washington (0.7%):
King County Public Hospital District No 2, GO, Series A, 4.00%, 12/1/41, Continuously Callable @100	1,000	997
Washington Health Care Facilities Authority Revenue 4.00%, 7/1/42, Continuously Callable @100	1,000	931
5.00%, 1/1/47, Pre-refunded 1/1/27 @ 100	1,000	1,077
Washington Higher Education Facilities Authority Revenue, 4.00%, 5/1/45, Continuously Callable @100	1,100	1,011
Washington State Housing Finance Commission Revenue 5.00%, 1/1/38, Continuously Callable @102 (f)	1,000	876
Series A-1, 3.50%, 12/20/35	292	265
		5,157
West Virginia (0.2%):
West Virginia Hospital Finance Authority Revenue, 4.00%, 1/1/38, Continuously Callable @100	1,500	1,335
Wisconsin (1.8%):
Public Finance Authority Revenue 5.00%, 7/1/38, Continuously Callable @100	1,000	1,048
5.00%, 1/1/42, Continuously Callable @103 (f)	600	537
4.00%, 1/1/45, Continuously Callable @100	1,440	1,277
4.00%, 1/1/47, Continuously Callable @103	1,000	847
4.00%, 2/1/51, Continuously Callable @100	1,000	824
Series A, 5.25%, 3/1/47, Continuously Callable @100	2,000	1,986
Series A, 4.00%, 10/1/47, Continuously Callable @100	1,000	895
Series A, 5.25%, 10/1/48, Continuously Callable @100	1,500	1,447
Series A, 4.00%, 10/1/49, Continuously Callable @100	1,500	1,330
Series A, 4.00%, 7/1/51, Continuously Callable @100	880	671
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/44, Continuously Callable @100	600	616
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/47, Continuously Callable @103	600	443
4.00%, 1/1/57, Continuously Callable @103	1,000	684
		12,605
Total Municipal Bonds (Cost $403,417)		362,300
Exchange-Traded Funds (0.1%)
iShares Russell 1000 ETF	2,483	544
Total Exchange-Traded Funds (Cost $489)		544
Total Investments (Cost $504,105) — 99.3%		685,043
Other assets in excess of liabilities — 0.7%		4,959
NET ASSETS — 100.00%		$690,002

See notes to financial statements.

32

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

(a)  Non-income producing security.

(b)  Rounds to less than $1 thousand.

(c)  Amount represents less than 0.05% of net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of net assets as of February 28, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $11,188 thousands and amounted to 1.6% of net assets.

(g)  Zero-coupon bond.

(h)  Variable or Floating-Rate Security. Rate disclosed is as of February 28, 2023.

(i)  Currently the issuer is in default with respect to interest and/or principal payments.

(j)  Issuer filed for bankruptcy.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

DIP — Debtor-In-Possession

ETF — Exchange-Traded Fund

GO — General Obligation

IDA — Industrial Development Authority

LLC — Limited Liability Company

LOC — Letter of Credit

MUNIPSA — Municipal Swap Index

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

See notes to financial statements.

33

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued February 28, 2023

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

34

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

USAA Growth and Tax Strategy Fund
Assets:
Investments, at value (Cost $504,105)	$685,043
Cash	677
Receivables:
Interest and dividends	5,060
Capital shares issued	198
From Adviser	9
Prepaid expenses	17
Total Assets	691,004
Liabilities:
Payables:
Investments purchased	491
Capital shares redeemed	147
Accrued expenses and other payables:
Investment advisory fees	136
Administration fees	79
Custodian fees	4
Transfer agent fees	42
Compliance fees	1
Trustees' fees	1
12b-1 fees	3
Other accrued expenses	98
Total Liabilities	1,002
Net Assets:
Capital	519,390
Total accumulated earnings/(loss)	170,612
Net Assets	$690,002
Net Assets
Fund Shares	$620,529
Institutional Shares	52,018
Class A	11,836
Class C	5,619
Total	$690,002
Shares (unlimited number of shares authorized with no par value):
Fund Shares	27,446
Institutional Shares	2,303
Class A	525
Class C	251
Total	30,525
Net asset value, offering and redemption price per share: (a)
Fund Shares	$22.61
Institutional Shares	22.59
Class A	22.54
Class C (b)	22.40
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$23.06

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

35

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Growth and Tax Strategy Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Dividends	$4,235	$5,204
Interest	10,570	12,977
Securities lending (net of fees)	1	— (b)
Foreign tax withholding	(1)	— (b)
Total Income	14,805	18,181
Expenses:
Investment advisory fees	1,440	2,655
Administration fees — Fund Shares	715	1,113
Administration fees — Institutional Shares	41	64
Administration fees — Class A	11	11
Administration fees — Class C	6	5
Sub-Administration fees	35	45
12b-1 fees — Class A	18	19
12b-1 fees — Class C	41	36
Custodian fees	18	43
Transfer agent fees — Fund Shares	305	417
Transfer agent fees — Institutional Shares	41	64
Transfer agent fees — Class A	7	7
Transfer agent fees — Class C	4	4
Trustees' fees	36	48
Compliance fees	5	6
Legal and audit fees	61	68
State registration and filing fees	66	73
Interfund lending fees	—	— (b)
Other expenses	130	122
Recoupment of prior expenses waived/reimbursed by Adviser	—	5
Total Expenses	2,980	4,805
Expenses waived/reimbursed by Adviser	(37)	(14)
Net Expenses	2,943	4,791
Net Investment Income (Loss)	11,862	13,390
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(11,599)	6,825
Net realized gains (losses) from futures contracts	(159)	78
Net change in unrealized appreciation/depreciation on investment securities	(26,663)	(63,258)
Net change in unrealized appreciation/depreciation on futures contracts	(203)	87
Net realized/unrealized gains (losses) on investments	(38,624)	(56,268)
Change in net assets resulting from operations	$(26,762)	$(42,878)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

36

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth and Tax Strategy Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$11,862	$13,390	$12,399
Net realized gains (losses)	(11,758)	6,903	6,824
Net change in unrealized appreciation/ depreciation	(26,866)	(63,171)	116,209
Change in net assets resulting from operations	(26,762)	(42,878)	135,432
Distributions to Shareholders:
Fund Shares	(7,923)	(11,818)	(11,933)
Institutional Shares	(707)	(1,016)	(467)
Class A	(85)	(113)	(1)
Class C	(29)	(32)	(5)
Change in net assets resulting from distributions to shareholders	(8,744)	(12,979)	(12,406)
Change in net assets resulting from capital transactions	(48,469)	70,706	42,523
Change in net assets	(83,975)	14,849	165,549
Net Assets:
Beginning of period	773,977	759,128	593,579
End of period	$690,002	$773,977	$759,128

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(continues on next page)

See notes to financial statements.

37

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Growth and Tax Strategy Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$34,967	$133,271	$128,688
Distributions reinvested	7,580	11,312	11,096
Cost of shares redeemed	(84,580)	(102,872)	(149,077)
Total Fund Shares	$(42,033)	$41,711	$(9,293)
Institutional Shares
Proceeds from shares issued	$10,544	$28,783	$56,777
Distributions reinvested	238	281	130
Cost of shares redeemed	(19,986)	(15,453)	(6,753)
Total Institutional Shares	$(9,204)	$13,611	$50,154
Class A
Proceeds from shares issued	$7,729	$19,318	$520
Distributions reinvested	62	42	1
Cost of shares redeemed	(5,346)	(8,755)	(22)
Total Class A	$2,445	$10,605	$499
Class C
Proceeds from shares issued	$1,089	$4,830	$1,181
Distributions reinvested	25	28	4
Cost of shares redeemed	(791)	(79)	(22)
Total Class C	$323	$4,779	$1,163
Change in net assets resulting from capital transactions	$(48,469)	$70,706	$42,523
Share Transactions:
Fund Shares
Issued	1,551	5,188	5,514
Reinvested	343	440	491
Redeemed	(3,785)	(4,081)	(6,530)
Total Fund Shares	(1,891)	1,547	(525)
Institutional Shares
Issued	468	1,128	2,477
Reinvested	11	11	6
Redeemed	(901)	(615)	(282)
Total Institutional Shares	(422)	524	2,201
Class A
Issued	347	753	22
Reinvested	3	2	— (b)
Redeemed	(238)	(363)	(1)
Total Class A	112	392	21
Class C
Issued	50	189	50
Reinvested	1	1	— (b)
Redeemed	(36)	(3)	(1)
Total Class C	15	187	49
Change in Shares	(2,186)	2,650	1,746

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than 1 thousand shares.
See notes to financial statements.

38

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Growth and Tax Strategy Fund
	Fund Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$23.66	$25.25	$20.96	$20.18		$19.77	$18.76
Investment Activities:
Net investment income (loss)	0.38 (b)	0.42 (b)	0.43 (b)	0.47	(b)	0.47	0.44
Net realized and unrealized gains (losses)	(1.15)	(1.60)	4.29	0.77		0.47	1.01
Total from Investment Activities	(0.77)	(1.18)	4.72	1.24		0.94	1.45
Distributions to Shareholders from:
Net investment income	(0.28)	(0.41)	(0.43)	(0.46)		(0.48)	(0.44)
Net realized gains	—	—	—	—		(0.05)	—
Total Distributions	(0.28)	(0.41)	(0.43)	(0.46)		(0.53)	(0.44)
Net Asset Value, End of Period	$22.61	$23.66	$25.25	$20.96		$20.18	$19.77
Total Return (c) (d)	(3.24)%	(4.80)%	22.79%	6.25%		4.83%	7.81%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.54%	0.58%	0.59%	0.57%		0.60%	0.68%
Net Investment Income (Loss) (e)	2.26%	1.64%	1.86%	2.25%		2.44%	2.32%
Gross Expenses (e) (f)	0.54%	0.58%	0.59%	0.57%		0.60%	0.68%
Supplemental Data:
Net Assets at end of period (000's)	$620,529	$694,234	$701,841	$593,579		$526,320	$459,682
Portfolio Turnover (c) (i)	15%	14%	11%	34	%(j)	7%	10%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects an overall increase in purchases and sales of securities.

(continues on next page)

See notes to financial statements.

39

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Growth and Tax Strategy Fund
	Institutional Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	June 29, 2020(b) through May 31, 2021
Net Asset Value, Beginning of Period	$23.65	$25.24	$21.05
Investment Activities:
Net investment income (loss) (c)	0.38	0.42	0.40
Net realized and unrealized gains (losses)	(1.16)	(1.60)	4.12
Total from Investment Activities	(0.78)	(1.18)	4.52
Distributions to Shareholders from:
Net investment income	(0.28)	(0.41)	(0.33)
Total Distributions	(0.28)	(0.41)	(0.33)
Net Asset Value, End of Period	$22.59	$23.65	$25.24
Total Return (d) (e)	(3.28)%	(4.79)%	21.62%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.55%	0.57%	0.56%
Net Investment Income (Loss) (f)	2.25%	1.65%	1.80%
Gross Expenses (f) (g)	0.57%	0.57%	0.59%
Supplemental Data:
Net Assets at end of period (000's)	$52,018	$64,446	$55,541
Portfolio Turnover (d) (j)	15%	14%	11%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

40

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Growth and Tax Strategy Fund
	Class A
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	June 29, 2020(b) through May 31, 2021
Net Asset Value, Beginning of Period	$23.59	$25.22	$21.05
Investment Activities:
Net investment income (loss) (c)	0.33	0.36	0.31
Net realized and unrealized gains (losses)	(1.16)	(1.62)	4.16
Total from Investment Activities	(0.83)	(1.26)	4.47
Distributions to Shareholders from:
Net investment income	(0.22)	(0.37)	(0.30)
Total Distributions	(0.22)	(0.37)	(0.30)
Net Asset Value, End of Period	$22.54	$23.59	$25.22
Total Return (excludes sales charges) (d) (e)	(3.50)%	(5.10)%	21.35%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.85%	0.86%	0.86%
Net Investment Income (Loss) (f)	1.97%	1.42%	1.38%
Gross Expenses (f) (g)	1.06%	1.03%	13.45%
Supplemental Data:
Net Assets at end of period (000's)	$11,836	$9,754	$525
Portfolio Turnover (d) (j)	15%	14%	11%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

41

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Growth and Tax Strategy Fund
	Class C
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	June 29, 2020(b) through May 31, 2021
Net Asset Value, Beginning of Period	$23.46	$25.12	$21.05
Investment Activities:
Net investment income (loss) (c)	0.20	0.17	0.16
Net realized and unrealized gains (losses)	(1.14)	(1.60)	4.13
Total from Investment Activities	(0.94)	(1.43)	4.29
Distributions to Shareholders from:
Net investment income	(0.12)	(0.23)	(0.22)
Total Distributions	(0.12)	(0.23)	(0.22)
Net Asset Value, End of Period	$22.40	$23.46	$25.12
Total Return (excludes contingent deferred sales charges) (d) (e)	(3.99)%	(5.78)%	20.47%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	1.59%	1.61%	1.60%
Net Investment Income (Loss) (f)	1.21%	0.66%	0.70%
Gross Expenses (f) (g)	1.89%	1.67%	5.63%
Supplemental Data:
Net Assets at end of period (000's)	$5,619	$5,543	$1,221
Portfolio Turnover (d) (j)	15%	14%	11%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

42

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth and Tax Strategy Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class C. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts, and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$321,777	$—	$—	$321,777
Rights	—	—	1	1
Corporate Bonds	—	—	421	421
Municipal Bonds	—	362,300	—	362,300
Exchange-Traded Funds	544	—	—	544
Total	$322,321	$362,300	$422	$685,043

As of February 28, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days a month or more after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. As of February 28, 2023, the Fund had no open futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the nine months ended February 28, 2023, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the nine months ended February 28, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(159)	$(203)

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$78	$87

The volume associated with derivative positions in the Fund for futures contracts based on average monthly notional amounts in comparison to net assets during the nine months ended February 28, 2023, is less than 0.50%.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of February 28, 2023, the Fund did not have any securities on loan.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended February 28, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$14,800	$18,280	$—

For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$42,115	$46,150	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$104,465	$140,096

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.30% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Composite Index which is comprised of 51% of the Lipper General & Insured Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Composite Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2022, to February 28, 2023, performance adjustments were $(137), $(7), $(1), and $(1) for Fund Shares, Institutional Shares, Class A, and Class C, in thousands, respectively. Performance adjustments were (0.03)%, (0.02)%, (0.01)%, and (0.02)% for Fund Shares, Institutional Shares, Class A, and Class C, respectively. For the period June 1, 2021, to May 31, 2022, performance adjustments were $203, $1, less than $1, and less than $(1) for Fund Shares, Institutional Shares, Class A, and Class C, in thousands, respectively. Performance adjustments were 0.03%, less than 0.01%, less than 0.01%, and less than (0.01)% for Fund Shares, Institutional Shares, Class A, and Class C, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Northern Trust Investments, Inc. ("NTI") under which NTI directs the investment and reinvestment of the Fund's assets allocated to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Board

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

and VCM. This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees. Effective October 1, 2022, NTI is no longer a subadviser to the Fund.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class C, respectively. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and Class C are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 1.00% of the average daily net assets of Class C and 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A, and Class C. Amounts incurred and paid to the Distributor for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended February 28, 2023, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A. For the year ended May 31, 2022, the Distributor received $4 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 0.61%, 0.57%, 0.86%, and 1.61% for Fund Shares, Institutional Shares, Class A, and Class C, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$33	$14	$37	$84

As of May 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2024	Expires 2025	Total
$33	$14	$47

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

Interest Rate Risk — As a mutual fund that has the ability to invest in bonds, the Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,418	2	0.76%	$1,794

*  Based on the number of days borrowings were outstanding for the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Tax-Exempt Income	Total Distributions Paid
$2,951	$5,793	$8,744

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Tax-Exempt Income	Total Distributions Paid	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
$3,675	$9,304	$12,979	$3,509	$8,897	$12,406

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,675	$2,422	$6,097	$(16,317)	$180,832	$170,612

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, defaulted bond accruals, REIT adjustments and derivatives.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$12,611	$3,706	$16,317

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$504,211	$223,236	$(42,404)	$180,832

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust will change from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Growth and Tax Strategy Fund	Victory Growth and Tax Strategy Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth and Tax Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth and Tax Strategy Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

56

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

58

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

59

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

61

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

62

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,000.20	$1,022.17	$2.63	$2.66	0.53%
Institutional Shares	1,000.00	1,000.10	1,022.12	2.68	2.71	0.54%
Class A	1,000.00	998.50	1,020.63	4.16	4.21	0.84%
Class C	1,000.00	995.30	1,016.91	7.87	7.95	1.59%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

63

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Tax Exempt Distributions
100%	100%	$5,793

64

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Growth & Tax Strategy Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

65

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five- and ten-year periods ended June 30, 2022, and was above its Lipper index for the one-, five- and ten-year periods ended June 30, 2022, and was below its Lipper index for the three-year period ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect

66

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

67

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

68

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23403-0423

February 28, 2023

Annual Report

USAA International Fund

(Also Known as Victory International Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory International Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	50
Supplemental Information (Unaudited)	51
Trustee and Officer Information	51
Proxy Voting and Portfolio Holdings Information	57
Expense Examples	57
Additional Federal Income Tax Information	58
Advisory Contract Renewal	59
Liquidity Risk Management Program	63
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA International Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

4

USAA International Fund

Managers' Commentary (continued)

•  How did the USAA International Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, Class A, and R6 Shares had a total return (at net asset value) of 0.73%, 0.78%, 0.62%, and 1.01%, respectively. This compares to returns of 0.12% for the Lipper International Funds Index, and 2.13% for the MSCI EAFE Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company is an external subadviser to the Fund, while RS Investments Global, Trivalent Investments, and THB Asset Management are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser, the investment franchises, and Victory Capital's Victory Solutions platform.

•  What strategies did you employ during the reporting period?

During the reporting period ending on February 28, 2023, the Fund underperformed the benchmark MSCI EAFE Index. On a country basis, an overweight to China and underweight to France were negative contributors. Stock selection in the United Kingdom and Spain were positive contributors.

Reviewing performance from a sector standpoint, stock selection was a positive contributor in financials and communication services. The consumer discretionary and information technology sectors had a negative stock selection effect.

Thank you for allowing us to assist you with your investment needs.

5

USAA International Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A		Class R6
INCEPTION DATE	2/1/91	8/1/08	8/1/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI EAFE Index[1]	Lipper International Funds Index[2]
One Year	–4.81%	–4.74%	–4.94%	–10.42%	–4.41%	–3.14%	–5.21%
Five Year	1.99%	2.07%	1.77%	0.57%	NA	2.64%	2.79%
Ten Year	4.68%	4.78%	4.42%	3.81%	NA	4.83%	5.13%
Since Inception	NA	NA	NA	NA	3.71%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA International Fund — Growth of $10,000

1The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA International Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Sectors*:

February 28, 2023

(% of Net Assets)

Financials	19.1%
Industrials	16.2%
Health Care	11.9%
Consumer Discretionary	11.4%
Information Technology	9.7%
Consumer Staples	7.4%
Materials	6.7%
Energy	6.0%
Communication Services	4.8%
Utilities	2.5%

Country Allocation:

February 28, 2023

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.8%)
Australia (5.9%):
Consumer Discretionary (0.9%):
ARB Corp. Ltd. (a)	86,002	$1,842
Aristocrat Leisure Ltd.	573,852	14,057
Lovisa Holdings Ltd.	214,175	3,457
PWR Holdings Ltd.	559,456	3,797
		23,153
Energy (0.2%):
Santos Ltd.	323,649	1,511
Woodside Energy Group Ltd.	96,569	2,339
		3,850
Financials (1.1%):
Macquarie Group Ltd.	176,385	22,391
National Australia Bank Ltd.	203,053	4,086
QBE Insurance Group Ltd.	182,019	1,841
		28,318
Health Care (1.0%):
Cogstate, Ltd. (b)	630,500	661
CSL Ltd.	115,147	22,904
Nanosonics Ltd. (b)	435,857	1,324
		24,889
Industrials (0.4%):
Austal Ltd.	1,436,152	1,745
IPH Ltd.	420,261	2,281
Johns Lyng Group Ltd.	790,724	3,302
Qantas Airways Ltd. (b)	447,183	1,923
		9,251
Information Technology (0.1%):
Appen Ltd.	805,839	1,253
Materials (1.5%):
BHP Group Ltd.	949,054	28,714
Imdex Ltd.	1,419,819	2,239
Mineral Resources Ltd.	38,267	2,113
Ramelius Resources Ltd.	2,721,529	1,637
Rio Tinto Ltd.	36,488	2,851
		37,554
Real Estate (0.7%):
Charter Hall Group	188,350	1,677
Goodman Group	115,935	1,542
Scentre Group	7,403,665	14,783
		18,002
		146,270

See notes to financial statements.

8

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Austria (0.4%):
Financials (0.2%):
Erste Group Bank AG	117,616	$4,616
Industrials (0.1%):
ANDRITZ AG	42,157	2,601
Information Technology (0.1%):
ams-OSRAM AG (b)	199,718	1,549
		8,766
Belgium (0.7%):
Communication Services (0.1%):
Proximus SADP	193,711	1,784
Financials (0.1%):
Ageas SA	66,641	3,007
Information Technology (0.5%):
Melexis NV	125,938	13,621
		18,412
Brazil (0.8%):
Communication Services (0.1%):
Telefonica Brasil SA	399,800	2,974
Consumer Staples (0.1%):
Atacadao SA	543,277	1,396
Energy (0.2%):
Petro Rio SA (b)	373,000	2,401
Ultrapar Participacoes SA	687,532	1,731
		4,132
Financials (0.2%):
Banco Bradesco SA, ADR	1,341,443	3,394
Banco do Brasil SA	357,900	2,755
		6,149
Materials (0.1%):
Gerdau SA Preference Shares	420,100	2,298
Utilities (0.1%):
Cia de Saneamento Basico do Estado de Sao Paulo	197,148	1,949
Cia Energetica de Minas Gerais Preference Shares	803,089	1,608
		3,557
		20,506
Canada (2.0%):
Consumer Discretionary (0.1%):
BRP, Inc.	26,459	2,293
Energy (0.5%):
ARC Resources Ltd.	216,457	2,358
Cameco Corp.	65,582	1,793
Headwater Exploration, Inc.	300,438	1,319

See notes to financial statements.

9

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Parex Resources, Inc.	78,287	$1,276
Pason Systems, Inc. (a)	174,758	1,864
Suncor Energy, Inc.	46,326	1,557
Trican Well Service Ltd. (b)	708,675	1,782
		11,949
Financials (0.6%):
Element Fleet Management Corp.	215,058	3,072
Fairfax Financial Holdings Ltd.	5,024	3,513
National Bank of Canada	43,850	3,221
Sun Life Financial, Inc.	50,424	2,437
The Toronto-Dominion Bank	52,845	3,519
		15,762
Industrials (0.2%):
Calian Group Ltd.	44,138	1,954
Finning International, Inc.	66,023	1,675
Savaria Corp.	142,207	1,706
		5,335
Materials (0.6%):
Barrick Gold Corp.	200,186	3,235
Dundee Precious Metals, Inc.	229,372	1,473
Karora Resources, Inc. (b)	648,651	2,135
Kinross Gold Corp.	142,067	520
Nutrien Ltd.	19,094	1,488
Stella-Jones, Inc.	64,563	2,337
Teck Resources Ltd. Class B	60,686	2,423
Wesdome Gold Mines Ltd. (b)	288,239	1,375
		14,986
		50,325
Chile (0.1%):
Consumer Staples (0.1%):
Cencosud SA	957,774	1,811
China (2.3%):
Communication Services (1.0%):
Baidu, Inc. Class A (b)	254,568	4,377
iQIYI, Inc., ADR (b)	264,627	2,045
Tencent Holdings Ltd.	398,200	17,493
		23,915
Consumer Discretionary (0.6%):
Alibaba Group Holding Ltd. (b)	490,140	5,387
BYD Co. Ltd. Class H	71,000	1,909
Dongfeng Motor Group Co. Ltd. Class H	3,787,885	1,935
Meituan Class B (b) (c)	34,160	593
New Oriental Education & Technology Group, Inc. (b)	476,200	1,836
Pinduoduo, Inc., ADR (b)	14,391	1,263

See notes to financial statements.

10

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Yadea Group Holdings Ltd. (c)	814,000	$1,747
		14,670
Consumer Staples (0.1%):
Tsingtao Brewery Co. Ltd. Class H	152,000	1,500
Financials (0.3%):
Agricultural Bank of China Ltd. Class H	3,904,000	1,354
Bank of China Ltd. Class H	5,513,000	2,022
China Construction Bank Corp. Class H	3,194,000	1,952
PICC Property & Casualty Co. Ltd. Class H	2,142,000	1,882
		7,210
Health Care (0.0%): (d)
CSPC Pharmaceutical Group Ltd.	1,244,000	1,337
Industrials (0.1%):
China Railway Group Ltd. Class H	3,969,000	2,068
COSCO SHIPPING Holdings Co. Ltd. Class H	1,102,700	1,144
		3,212
Information Technology (0.1%):
Xiaomi Corp. Class B (b) (c)	1,002,400	1,519
Materials (0.1%):
Anhui Conch Cement Co. Ltd. Class H	613,000	2,250
Ganfeng Lithium Group Co. Ltd. Class H (c)	188,800	1,319
		3,569
		56,932
Denmark (3.1%):
Consumer Discretionary (0.8%):
Pandora A/S	197,087	18,671
Health Care (2.0%):
Novo Nordisk A/S Class B	357,081	50,446
Industrials (0.3%):
AP Moller — Maersk A/S Class B	836	1,947
INVISIO AB	155,622	3,306
Per Aarsleff Holding A/S	44,295	1,921
		7,174
		76,291
Finland (0.6%):
Health Care (0.1%):
Revenio Group Oyj	55,069	2,029
Industrials (0.1%):
Wartsila Oyj Abp	311,598	3,009
Information Technology (0.3%):
Admicom Oyj (a) (b)	38,241	1,729
Nokia Oyj	1,232,960	5,704
		7,433

See notes to financial statements.

11

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
Fortum Oyj	123,764	$1,891
		14,362
France (9.1%):
Communication Services (0.3%):
Orange SA	378,053	4,315
Publicis Groupe SA	40,939	3,250
		7,565
Consumer Discretionary (2.9%):
La Francaise des Jeux SAEM (c)	392,793	15,503
LVMH Moet Hennessy Louis Vuitton SE	62,287	51,776
Renault SA (b)	74,210	3,321
		70,600
Consumer Staples (0.3%):
Carrefour SA	204,733	4,047
Pernod Ricard SA	16,605	3,464
		7,511
Energy (0.7%):
Gaztransport Et Technigaz SA	67,239	7,022
TotalEnergies SE	151,008	9,317
		16,339
Financials (0.9%):
AXA SA	286,229	9,018
BNP Paribas SA	131,275	9,177
Societe Generale SA	156,539	4,511
		22,706
Health Care (0.2%):
Equasens	20,988	1,748
EssilorLuxottica SA	8,877	1,539
Korian SA	1	—	(e)
Vetoquinol SA	16,152	1,370
		4,657
Industrials (1.6%):
Cie de Saint-Gobain	135,694	8,063
Dassault Aviation SA	11,090	1,906
Eiffage SA	18,890	2,073
Rexel SA	89,068	2,214
Safran SA	155,656	21,977
Teleperformance	4,536	1,177
Thermador Groupe	28,432	2,908
		40,318
Information Technology (1.1%):
Aubay	36,883	1,896
Capgemini SE	84,670	15,877
Edenred	32,165	1,810

See notes to financial statements.

12

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Esker SA	11,966	$1,917
Lectra	68,312	2,547
Wavestone	39,949	2,074
		26,121
Materials (0.8%):
Arkema SA	203,757	20,655
Real Estate (0.1%):
Klepierre SA	66,738	1,664
Utilities (0.2%):
Engie SA	423,929	6,186
		224,322
Germany (7.3%):
Communication Services (0.2%):
Deutsche Telekom AG	218,988	4,914
Consumer Discretionary (0.9%):
Ceconomy AG (b)	210,198	551
Continental AG	34,166	2,453
Mercedes-Benz Group AG	77,227	5,918
Volkswagen AG Preference Shares	92,329	12,567
		21,489
Consumer Staples (0.1%):
Henkel AG And Co. KGaA Preference Shares	42,105	3,063
Energy (0.1%):
CropEnergies AG	150,841	1,856
VERBIO Vereinigte BioEnergie AG	26,457	1,327
		3,183
Financials (1.2%):
Allianz SE Registered Shares	111,481	26,175
Hannover Rueck SE	12,713	2,468
		28,643
Health Care (0.7%):
Bayer AG Registered Shares	50,010	2,969
Eckert & Ziegler Strahlen- und Medizintechnik AG	43,282	2,460
Fresenius SE & Co. KGaA	141,089	3,882
Merck KGaA	18,685	3,540
Nexus AG	65,025	3,648
		16,499
Industrials (2.0%):
2G Energy AG	119,672	2,851
Amadeus Fire AG	21,626	2,809
Brenntag SE	25,792	1,943
Cewe Stiftung & Co. KGaA	18,176	1,817
Daimler Truck Holding AG (b)	201,033	6,367
MTU Aero Engines AG	7,352	1,774

See notes to financial statements.

13

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SFC Energy AG (b)	73,375	$1,688
Siemens AG Registered Shares	205,093	31,251
		50,500
Information Technology (1.2%):
Basler AG	81,828	2,474
Infineon Technologies AG	92,129	3,259
PVA TePla AG (b)	84,035	2,272
SAP SE	165,510	18,802
Secunet Security Networks AG (a)	7,862	1,912
		28,719
Materials (0.3%):
Evonik Industries AG	112,966	2,412
HeidelbergCement AG	72,529	4,979
		7,391
Utilities (0.6%):
RWE AG	370,029	15,705
		180,106
Hong Kong (1.9%):
Consumer Staples (0.1%):
WH Group Ltd. (c)	6,549,828	3,812
Financials (0.8%):
AIA Group Ltd.	1,759,800	18,704
BOC Hong Kong Holdings Ltd.	477,500	1,616
		20,320
Industrials (0.1%):
CK Hutchison Holdings Ltd.	277,000	1,654
Information Technology (0.1%):
Lenovo Group Ltd.	2,124,000	1,911
Real Estate (0.7%):
CK Asset Holdings Ltd.	2,674,027	16,772
Utilities (0.1%):
Kunlun Energy Co. Ltd.	1,858,000	1,489
		45,958
India (0.7%):
Consumer Discretionary (0.0%): (d)
Mahindra & Mahindra Ltd.	92,699	1,422
Consumer Staples (0.1%):
Varun Beverages Ltd.	112,357	1,767
Energy (0.1%):
Oil & Natural Gas Corp. Ltd.	657,554	1,206
Reliance Industries Ltd.	89,612	2,514
		3,720

See notes to financial statements.

14

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.2%):
Canara Bank	586,951	$1,982
ICICI Bank Ltd.	185,879	1,923
		3,905
Information Technology (0.1%):
HCL Technologies Ltd.	109,829	1,430
Tata Consultancy Services Ltd.	41,441	1,660
		3,090
Materials (0.1%):
UPL Ltd.	255,025	2,140
Utilities (0.1%):
Power Grid Corp. of India Ltd.	786,205	2,112
		18,156
Indonesia (0.1%):
Financials (0.1%):
PT Bank Mandiri Persero Tbk	3,801,612	2,493
Ireland (0.2%):
Financials (0.2%):
AIB Group PLC	641,761	2,741
Bank of Ireland Group PLC	308,318	3,396
		6,137
Israel (0.3%):
Consumer Discretionary (0.1%):
Maytronics Ltd. (a)	134,933	1,627
Financials (0.0%): (d)
Bank Leumi Le-Israel BM	164,218	1,278
Health Care (0.1%):
Inmode Ltd. (b)	44,479	1,571
Information Technology (0.1%):
Nice Ltd. (b)	9,341	1,943
		6,419
Italy (2.2%):
Consumer Staples (0.1%):
Pharmanutra SpA	29,541	1,873
Energy (0.3%):
Eni SpA	475,174	6,711
Financials (0.6%):
Assicurazioni Generali SpA	196,903	3,894
BPER Banca	929,766	2,641
UniCredit SpA	450,406	9,214
		15,749

See notes to financial statements.

15

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.2%):
El.En. SpA	263,718	$4,356
Industrials (0.2%):
Leonardo SpA	184,648	2,071
Salcef Group SpA	104,624	1,902
		3,973
Information Technology (0.1%):
Sesa SpA	25,730	3,318
Utilities (0.7%):
Enel SpA	337,666	1,894
Iren SpA	562,058	973
Snam SpA	2,963,154	14,556
		17,423
		53,403
Japan (21.5%):
Communication Services (1.3%):
Capcom Co. Ltd.	344,200	10,833
DeNA Co. Ltd.	104,986	1,349
Fuji Media Holdings, Inc.	67,738	569
Hakuhodo DY Holdings, Inc.	126,850	1,414
Intage Holdings, Inc. (a)	196,700	2,113
Kakaku.com, Inc.	578,900	8,624
MarkLines Co. Ltd.	133,200	2,558
Nippon Telegraph & Telephone Corp.	101,900	2,953
Nippon Television Holdings, Inc.	129,665	1,067
ValueCommerce Co. Ltd.	100,500	1,237
		32,717
Consumer Discretionary (3.2%):
Arcland Service Holdings Co. Ltd. (a)	120,000	1,943
Benesse Holdings, Inc.	9,002	133
Honda Motor Co. Ltd.	232,092	6,036
Isuzu Motors Ltd.	496,832	5,942
Nikon Corp.	167,380	1,658
Nissan Motor Co. Ltd.	956,582	3,714
Rinnai Corp.	9,900	695
Shoei Co. Ltd.	90,000	3,569
Snow Peak, Inc. (a)	117,800	1,908
Sony Group Corp.	10,000	836
Stanley Electric Co. Ltd.	114,261	2,383
Subaru Corp.	275,581	4,416
Sumitomo Electric Industries Ltd.	281,783	3,468
Sumitomo Rubber Industries Ltd.	163,651	1,474
Suzuki Motor Corp.	48,100	1,688
The Furukawa Battery Co. Ltd.	188,500	1,568
Toyota Motor Corp.	1,870,500	25,497
ZOZO, Inc.	504,000	11,203
		78,131

See notes to financial statements.

16

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (1.3%):
Ajinomoto Co., Inc.	81,500	$2,405
Create SD Holdings Co. Ltd.	85,700	2,124
Earth Corp.	48,500	1,708
Fancl Corp.	47,100	874
G-7 Holdings, Inc.	131,200	1,384
Kirin Holdings Co. Ltd.	232,147	3,475
Seven & i Holdings Co. Ltd. (a)	47,300	2,115
Toyo Suisan Kaisha Ltd.	306,700	12,409
Transaction Co. Ltd.	274,300	2,960
Tsuruha Holdings, Inc.	30,831	2,172
		31,626
Energy (0.1%):
Inpex Corp.	255,793	2,682
Financials (3.2%):
Dai-ichi Life Holdings, Inc.	200,174	4,271
eGuarantee, Inc.	146,200	2,441
Mitsubishi UFJ Financial Group, Inc.	3,672,700	26,040
Mizuho Financial Group, Inc.	176,550	2,752
MS&AD Insurance Group Holdings, Inc.	126,719	4,147
Nomura Holdings, Inc.	303,176	1,250
ORIX Corp.	106,100	1,902
Resona Holdings, Inc.	693,262	3,819
Sumitomo Mitsui Financial Group, Inc.	90,580	3,956
Sumitomo Mitsui Trust Holdings, Inc.	126,915	4,703
T&D Holdings, Inc.	411,755	6,236
Tokio Marine Holdings, Inc.	884,800	18,787
		80,304
Health Care (2.3%):
Alfresa Holdings Corp.	109,969	1,328
As One Corp.	46,200	1,926
BML, Inc.	55,200	1,283
Carenet, Inc. (a)	231,300	1,947
Eisai Co. Ltd.	22,277	1,203
EM Systems Co. Ltd.	268,700	1,686
Hoya Corp.	188,900	18,704
Japan Lifeline Co. Ltd.	180,000	1,222
Medical Data Vision Co. Ltd.	353,500	2,347
Nakanishi, Inc.	116,100	2,404
Nippon Shinyaku Co. Ltd.	27,000	1,209
Olympus Corp.	90,500	1,525
Ono Pharmaceutical Co. Ltd.	243,034	4,951
Shionogi & Co. Ltd.	257,982	11,430
Takeda Pharmaceutical Co. Ltd.	113,523	3,500
		56,665
Industrials (6.0%):
Altech Corp.	120,500	2,231
Amada Co. Ltd.	194,010	1,766
See notes to financial statements.

17

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
BeNext-Yumeshin Group Co.	127,718	$1,746
Creek & River Co. Ltd. (a)	114,600	1,855
CTI Engineering Co. Ltd.	97,100	2,482
Dai-Dan Co. Ltd.	64,700	1,131
Fuji Corp.	108,100	1,637
Fuji Electric Co. Ltd.	412,900	15,944
gremz, Inc.	151,400	2,730
Hino Motors Ltd.	392,943	1,598
Hitachi Ltd.	31,400	1,590
ITOCHU Corp.	120,000	3,587
JAC Recruitment Co. Ltd.	120,200	2,134
Japan Airlines Co. Ltd. Class C (b)	112,911	2,126
Japan Elevator Service Holdings Co. Ltd.	142,200	2,083
JGC Holdings Corp.	148,552	1,912
Komatsu Ltd.	111,900	2,678
Makita Corp.	131,048	3,205
Management Solutions Co. Ltd. (a)	95,000	2,326
METAWATER Co. Ltd.	102,100	1,250
MIRAIT ONE Corp.	140,300	1,570
MISUMI Group, Inc.	436,800	10,388
Mitsubishi Heavy Industries Ltd.	357,200	13,164
Mitsui & Co. Ltd.	103,000	2,891
Nichireki Co. Ltd.	177,800	1,934
NIPPON EXPRESS HOLDINGS, Inc.	32,600	1,819
Nippon Yusen KK (a)	460,200	11,963
OKUMA Corp.	189,600	7,634
Organo Corp.	185,600	4,631
Sanwa Holdings Corp.	1,368,700	14,429
Shinwa Co. Ltd. (a)	122,800	1,890
SHO-BOND Holdings Co. Ltd.	43,400	1,712
Sinko Industries Ltd.	125,400	1,452
S-Pool, Inc.	415,900	1,965
Sumitomo Heavy Industries Ltd.	85,662	2,017
THK Co. Ltd.	113,595	2,544
Tocalo Co. Ltd.	222,000	2,058
Tsurumi Manufacturing Co. Ltd.	111,400	1,717
Weathernews, Inc.	39,700	1,953
Yamato Holdings Co. Ltd.	210,050	3,548
		147,290
Information Technology (3.0%):
Advantest Corp.	26,100	2,069
Alps Alpine Co. Ltd.	138,861	1,319
Comture Corp.	113,400	1,855
Cresco Ltd.	110,100	1,390
Cybozu, Inc.	211,100	4,138
Digital Arts, Inc.	41,600	1,632
Double Standard, Inc.	53,100	796
Fujitsu Ltd.	106,200	13,641
Fukui Computer Holdings, Inc.	117,500	2,412
Future Corp.	241,200	3,111

See notes to financial statements.

18

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Horiba Ltd.	51,800	$2,762
Justsystems Corp.	74,168	1,810
Kanematsu Electronics Ltd.	56,700	2,577
Keyence Corp.	3,600	1,556
m-up Holdings, Inc.	185,000	1,437
Oracle Corp.	170,800	11,638
SHIFT, Inc. (b)	14,300	2,368
Softcreate Holdings Corp.	106,400	2,697
TDK Corp.	66,700	2,233
TechMatrix Corp.	128,000	1,389
Ulvac, Inc.	263,500	10,102
		72,932
Materials (0.5%):
JCU Corp.	106,300	2,496
Maeda Kosen Co. Ltd.	84,400	2,042
Shin-Etsu Chemical Co. Ltd.	15,500	2,149
Taiheiyo Cement Corp.	84,757	1,558
Toagosei Co., Ltd.	202,400	1,863
Tosoh Corp.	139,300	1,896
		12,004
Real Estate (0.4%):
Mitsubishi Estate Co. Ltd.	247,268	3,074
Mitsui Fudosan Co. Ltd.	92,600	1,765
Sumitomo Realty & Development Co. Ltd.	217,800	5,142
		9,981
Utilities (0.2%):
Tokyo Gas Co. Ltd.	325,500	6,279
		530,611
Luxembourg (0.2%):
Communication Services (0.1%):
RTL Group SA	40,509	1,952
Energy (0.1%):
Tenaris SA	134,868	2,219
Health Care (0.0%): (d)
Eurofins Scientific SE	21,782	1,518
		5,689
Malaysia (0.2%):
Financials (0.2%):
CIMB Group Holdings Bhd	1,647,725	2,061
RHB Bank Bhd	2,306,100	2,920
		4,981
Mexico (0.2%):
Consumer Staples (0.1%):
Arca Continental SAB de CV	288,080	2,432

See notes to financial statements.

19

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.1%):
Gentera SAB de CV	1,759,706	$1,901
		4,333
Netherlands (4.2%):
Communication Services (0.7%):
Koninklijke KPN NV	4,573,805	15,678
VEON Ltd., ADR (b)	825,596	582
		16,260
Consumer Staples (0.2%):
Heineken NV	16,333	1,664
Koninklijke Ahold Delhaize NV	122,515	3,890
		5,554
Financials (1.5%):
ABN AMRO Bank NV (c)	305,847	5,397
ING Groep NV	2,096,176	29,333
NN Group NV	45,195	1,829
		36,559
Health Care (0.2%):
Koninklijke Philips NV	243,100	3,969
QIAGEN NV (b)	41,813	1,924
		5,893
Industrials (0.7%):
SIF Holding NV (a)	135,447	1,747
Wolters Kluwer NV	130,380	15,092
		16,839
Information Technology (0.9%):
ASM International NV	52,528	17,903
STMicroelectronics NV	80,814	3,871
		21,774
		102,879
New Zealand (0.4%):
Consumer Staples (0.0%): (d)
Scales Corp. Ltd.	441,317	941
Health Care (0.4%):
Fisher & Paykel Healthcare Corp. Ltd.	619,479	9,912
		10,853
Norway (1.1%):
Consumer Staples (0.0%): (d)
Mowi ASA (a)	92,891	1,604
Energy (0.4%):
Aker BP ASA	181,761	4,880
Equinor ASA	45,563	1,395

See notes to financial statements.

20

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TGS ASA	215,719	$3,885
		10,160
Financials (0.4%):
SpareBank 1 SMN	693,318	9,148
Health Care (0.1%):
Medistim ASA	80,939	1,707
Information Technology (0.1%):
Bouvet ASA	339,486	1,977
Materials (0.1%):
Norsk Hydro ASA	80,325	585
Yara International ASA	43,432	2,065
		2,650
		27,246
Qatar (0.1%):
Communication Services (0.1%):
Ooredoo QPSC	555,692	1,404
Russian Federation (0.0%): (d)
Communication Services (0.0%):
Mobile TeleSystems PJSC, ADR (b) (f) (g)	177,615	10
Consumer Staples (0.0%):
Magnit PJSC, GDR (b) (f) (g)	94,274	—	(e)
Energy (0.0%):
Gazprom PJSC, ADR (b) (f) (g)	153,287	8
LUKOIL PJSC, ADR (b) (f) (g)	34,917	4
		12
Financials (0.0%):
Sberbank of Russia PJSC (f) (g)	564,350	1
Sberbank of Russia PJSC, ADR (b) (f) (g)	505,824	50
		51
		73
Saudi Arabia (0.1%):
Energy (0.0%): (d)
Saudi Arabian Oil Co. (c)	137,958	1,165
Financials (0.1%):
Alinma Bank	273,211	2,141
		3,306
Singapore (0.5%):
Consumer Staples (0.2%):
Sheng Siong Group Ltd.	1,708,300	2,066
Wilmar International Ltd.	968,500	2,830
		4,896

See notes to financial statements.

21

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.2%):
DBS Group Holdings Ltd.	95,600	$2,426
iFAST Corp. Ltd.	543,900	2,010
		4,436
Information Technology (0.0%): (d)
AEM Holdings Ltd.	606,600	1,296
Utilities (0.1%):
Sembcorp Industries Ltd.	803,400	2,163
		12,791
South Africa (0.2%):
Communication Services (0.0%): (d)
MTN Group Ltd.	72,064	568
Energy (0.1%):
Exxaro Resources Ltd.	104,084	1,140
Financials (0.1%):
Absa Group Ltd.	150,550	1,626
Old Mutual Ltd.	2,184,042	1,417
		3,043
		4,751
South Korea (1.4%):
Communication Services (0.3%):
Cheil Worldwide, Inc.	83,134	1,257
JYP Entertainment Corp.	44,418	2,639
KT Corp.	140,473	3,235
		7,131
Consumer Discretionary (0.3%):
Coway Co. Ltd.	44,831	1,809
Hankook Tire & Technology Co. Ltd.	51,782	1,457
Hyundai Mobis Co. Ltd.	20,191	3,244
Kia Corp.	32,567	1,851
		8,361
Financials (0.5%):
Hana Financial Group, Inc.	52,473	1,800
KB Financial Group, Inc.	122,617	4,750
Shinhan Financial Group Co. Ltd.	154,436	4,536
		11,086
Industrials (0.1%):
Samsung Engineering Co. Ltd. (b)	93,305	1,850
Information Technology (0.2%):
LG Innotek Co. Ltd.	11,277	2,357
Samsung Electronics Co. Ltd.	40,146	1,837
Samsung SDI Co. Ltd.	3,569	1,876
		6,070
		34,498

See notes to financial statements.

22

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Spain (1.8%):
Energy (0.1%):
Repsol SA	102,743	$1,625
Financials (1.4%):
Banco Bilbao Vizcaya Argentaria SA	3,617,786	28,119
Banco Santander SA	755,373	2,974
Bankinter SA	244,027	1,716
CaixaBank SA	546,190	2,345
		35,154
Health Care (0.0%): (d)
Faes Farma SA	392,909	1,435
Information Technology (0.1%):
Global Dominion Access SA (c)	484,335	1,806
Utilities (0.2%):
Corp. ACCIONA Energias Renovables SA	59,713	2,315
Iberdrola SA	198,970	2,280
		4,595
		44,615
Sweden (2.9%):
Consumer Discretionary (0.1%):
Evolution AB (c)	24,521	2,959
Health Care (0.5%):
BioGaia AB B Shares	227,115	2,159
Biotage AB	194,116	2,809
Cellavision AB	57,570	1,100
Sectra AB Class B (b)	147,792	2,020
Xvivo Perfusion AB (b)	109,195	2,379
		10,467
Industrials (2.0%):
Atlas Copco AB Class B	2,203,671	23,219
BTS Group AB B Shares (a)	95,190	2,802
Eolus Vind AB Class B	106,223	956
GARO AB	205,986	1,659
Hexatronic Group AB	302,949	3,529
Nibe Industrier AB Class B	1,038,765	10,742
SKF AB B Shares	242,260	4,602
Volvo AB Class B	106,891	2,139
		49,648
Information Technology (0.2%):
HMS Networks AB	54,380	2,193
Telefonaktiebolaget LM Ericsson Class B	555,532	3,077
		5,270

See notes to financial statements.

23

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.1%):
Boliden AB	68,892	$2,821
		71,165
Switzerland (9.5%):
Consumer Discretionary (0.4%):
Cie Financiere Richemont SA Registered Shares	32,159	4,860
The Swatch Group AG	14,071	4,898
		9,758
Consumer Staples (2.5%):
Coca-Cola HBC AG	440,375	11,276
Nestle SA Registered Shares	449,412	50,649
		61,925
Financials (2.0%):
Julius Baer Group Ltd.	40,898	2,712
Partners Group Holding AG	15,639	14,813
Swiss Life Holding AG	3,165	1,905
UBS Group AG	1,436,223	31,225
		50,655
Health Care (3.1%):
Coltene Holding AG Registered Shares	19,989	1,522
Novartis AG Registered Shares	497,662	41,895
Roche Holding AG	114,426	33,002
		76,419
Industrials (0.5%):
ABB Ltd. Registered Shares	52,098	1,734
Adecco Group AG	110,619	3,945
Burckhardt Compression Holding AG	279	170
Huber + Suhner AG Registered Shares	2,601	238
Kardex Holding AG Registered Shares	18,083	3,364
Schweiter Technologies AG Class BR	1,498	1,266
Zehnder Group AG Registered Shares	26,839	2,082
		12,799
Information Technology (0.4%):
Comet Holding AG Class R	13,097	2,893
Landis+Gyr Group AG	37,431	2,815
u-blox Holding AG	28,392	3,048
		8,756
Materials (0.6%):
Glencore PLC	375,365	2,237
Gurit Holding AG (a)	23,237	2,418
Holcim AG	110,084	6,797
Vetropack Holding AG	50,122	2,344
		13,796
		234,108

See notes to financial statements.

24

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan (1.0%):
Financials (0.2%):
Chailease Holding Co. Ltd.	273,588	$2,006
Fubon Financial Holding Co. Ltd.	1,033,716	2,022
		4,028
Health Care (0.1%):
Lotus Pharmaceutical Co. Ltd.	384,000	3,536
Information Technology (0.7%):
Catcher Technology Co. Ltd.	365,336	2,208
Delta Electronics, Inc.	211,000	1,975
E Ink Holdings, Inc.	219,000	1,386
Hon Hai Precision Industry Co. Ltd.	1,081,102	3,577
Taiwan Semiconductor Manufacturing Co. Ltd.	471,000	7,795
		16,941
		24,505
Thailand (0.2%):
Financials (0.1%):
Kasikornbank PCL	883,422	3,424
Health Care (0.1%):
Chularat Hospital PCL	20,339,300	2,153
		5,577
United Arab Emirates (0.1%):
Real Estate (0.1%):
Emaar Development PJSC (b)	1,598,528	2,057
United Kingdom (14.5%):
Communication Services (0.6%):
4imprint Group PLC	52,168	2,808
BT Group PLC	1,585,604	2,658
Informa PLC	231,347	1,858
WPP PLC	553,739	6,809
		14,133
Consumer Discretionary (1.1%):
AB Dynamics PLC (a)	124,343	2,691
Focusrite PLC (a)	262,754	2,338
JD Sports Fashion PLC	1,657,586	3,608
Kingfisher PLC	501,466	1,734
Next PLC	134,288	11,045
Stellantis NV	309,759	5,419
		26,835
Consumer Staples (2.1%):
Diageo PLC	553,845	23,498
Imperial Brands PLC	858,223	20,672
J Sainsbury PLC	689,412	2,223
Marks & Spencer Group PLC (b)	297,909	573

See notes to financial statements.

25

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Reckitt Benckiser Group PLC	23,775	$1,649
Tesco PLC	862,249	2,641
		51,256
Energy (3.1%):
BP PLC	4,927,299	32,373
Harbour Energy PLC	348,796	1,217
Shell PLC	1,453,089	44,002
		77,592
Financials (2.5%):
3i Group PLC	208,799	4,084
Barclays PLC	8,278,537	17,370
HSBC Holdings PLC	3,095,401	23,706
Legal & General Group PLC	2,149,504	6,615
Standard Chartered PLC	1,175,346	11,119
		62,894
Health Care (0.8%):
Advanced Medical Solutions Group PLC	434,508	1,304
AstraZeneca PLC	53,142	6,922
CVS Group PLC	89,716	2,011
Ergomed PLC (b)	192,616	2,608
GSK PLC	390,852	6,694
Verici Dx PLC (b)	39,782	3
		19,542
Industrials (1.8%):
Ashtead Group PLC	297,101	19,655
Babcock International Group PLC (b)	392,704	1,550
BAE Systems PLC	160,468	1,733
Clarkson PLC	68,986	2,739
Concentric AB	121,948	2,547
easyJet PLC (b)	555,825	3,235
Judges Scientific PLC	36,898	4,216
Renew Holdings PLC	343,697	2,948
Robert Walters PLC	328,150	1,997
SThree PLC	605,867	3,322
Volex PLC	377,846	1,022
		44,964
Information Technology (0.3%):
Aptitude Software Group PLC	350,141	1,595
GB Group PLC	—	—
Kainos Group PLC	206,512	3,452
The Sage Group PLC	161,925	1,459
		6,506
Materials (1.9%):
Anglo American PLC	139,417	4,817
Croda International PLC	164,665	12,983
Endeavour Mining PLC	76,439	1,591

See notes to financial statements.

26

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Fresnillo PLC	130,084	$1,194
Rio Tinto PLC	353,812	24,275
Treatt PLC	267,404	1,781
		46,641
Real Estate (0.2%):
Land Securities Group PLC	227,460	1,878
Safestore Holdings PLC	148,414	1,802
The British Land Co. PLC	331,117	1,776
		5,456
Utilities (0.1%):
Drax Group PLC	227,946	1,743
		357,562
Total Common Stocks (Cost $2,084,426)		2,413,673
Exchange-Traded Funds (0.5%)
United States (0.5%):
iShares Core MSCI EAFE ETF	98,896	6,431
iShares Core MSCI Emerging Markets ETF	31,029	1,469
iShares MSCI EAFE Small-Cap ETF	75,499	4,471
		12,371
Total Exchange-Traded Funds (Cost $12,610)		12,371
Collateral for Securities Loaned (1.2%)^
United States (1.2%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (h)	6,788,048	6,788
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (h)	6,788,048	6,788
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (h)	6,788,048	6,788
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (h)	6,788,048	6,788
Total Collateral for Securities Loaned (Cost $27,152)		27,152
Total Investments (Cost $2,124,188) — 99.5%		2,453,196
Other assets in excess of liabilities — 0.5%		13,334
NET ASSETS — 100.00%		$2,466,530

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $35,820 thousands and amounted to 1.5% of net assets.

(d)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

27

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued February 28, 2023

(e)  Rounds to less than $1 thousand.

(f)  Securities were fair valued based upon procedures approved by the Board of Trustees and represent less than 0.05% of net assets as of February 28, 2023. These securities are classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements.)

(g)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at February 28, 2023, (amount in thousands):

Security Name	Acquisition Date	Cost
Gazprom PJSC, ADR	2/19/2016	$486
LUKOIL PJSC, ADR	12/29/2015	2,087
Magnit PJSC, GDR	10/29/2021	1,744
Mobile TeleSystems PJSC, ADR	1/28/2022	1,372
Sberbank of Russia PJSC	7/15/2019	2,134
Sberbank of Russia PJSC, ADR	1/15/2016	556

(h)  Rate disclosed is the daily yield on February 28, 2023.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA International Fund
Assets:
Investments, at value (Cost $2,124,188)	$2,453,196	(a)
Foreign currency, at value (Cost $1,118)	1,136
Cash	26,787
Receivables:
Interest and dividends	5,066
Capital shares issued	286
Investments sold	4,053
Reclaims	7,514
From Adviser	63
Prepaid expenses	26
Total Assets	2,498,127
Liabilities:
Payables:
Collateral received on loaned securities	27,152
Investments purchased	775
Capital shares redeemed	990
Accrued foreign capital gains taxes	457
Accrued expenses and other payables:
Investment advisory fees	1,451
Administration fees	241
Custodian fees	81
Transfer agent fees	217
Compliance fees	2
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	230
Total Liabilities	31,597
Net Assets:
Capital	2,263,106
Total accumulated earnings/(loss)	203,424
Net Assets	$2,466,530
Net Assets
Fund Shares	$1,205,144
Institutional Shares	1,260,267
Class A	887
R6 Shares	232
Total	$2,466,530
Shares (unlimited number of shares authorized with no par value):
Fund Shares	50,853
Institutional Shares	53,389
Class A	37
R6 Shares	10
Total	104,289

(continues on next page)

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)   (continued)

USAA International Fund
Net asset value, offering and redemption price per share: (c)
Fund Shares	$23.70
Institutional Shares	23.61
Class A	23.75
R6 Shares	23.95
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$25.20

(a)  Includes $25,852 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA International Fund
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022
Investment Income:
Dividends	$47,730	(b)	$104,083
Interest	1,553		5
Securities lending (net of fees)	436		706
Foreign tax withholding	(4,344	)(c)	(10,858)
Total Income	45,375		93,936
Expenses:
Investment advisory fees	12,624		21,078
Administration fees — Fund Shares	1,311		2,258
Administration fees — Institutional Shares	915		1,484
Administration fees — Class A	1		2
Administration fees — R6 Shares	—	(d)	— (d)
Sub-Administration fees	58		76
12b-1 fees — Class A	2		3
Custodian fees	393		593
Transfer agent fees — Fund Shares	1,116		1,603
Transfer agent fees — Institutional Shares	915		1,484
Transfer agent fees — Class A	1		1
Transfer agent fees — R6 Shares	—	(d)	— (d)
Trustees' fees	37		50
Compliance fees	17		21
Legal and audit fees	187		196
State registration and filing fees	75		57
Interfund lending fees	7		— (d)
Line of credit fees	—	(d)	1
Other expenses	335		329
Recoupment of prior expenses waived/reimbursed by Adviser	—		148
Total Expenses	17,994		29,384
Expenses waived/reimbursed by Adviser	(455)		(85)
Net Expenses	17,539		29,299
Net Investment Income (Loss)	27,836		64,637
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(87,040)		95,675
Foreign taxes on realized gains	(191)		(547)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	72,397		(459,118)
Net change in accrued foreign taxes on unrealized gains	(119)		195
Net realized/unrealized gains (losses) on investments	(14,953)		(363,795)
Change in net assets resulting from operations	$12,883		$(299,158)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Includes EU reclaims of $4,983 thousand. See Foreign Taxes in Item 2 of the accompanying Notes to Financial Statements.

(c)  Includes EU reclaims of $1,108 thousand that were expensed in previous years. See Foreign Taxes in Item 2 of the accompanying Notes to Financial Statements.

(d)  Rounds to less than $1 thousand.

See notes to financial statements.

31

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA International Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$27,836	$64,637	$60,275
Net realized gains (losses)	(87,231)	95,128	194,425
Net change in unrealized appreciation/depreciation	72,278	(458,923)	764,549
Change in net assets resulting from operations	12,883	(299,158)	1,019,249
Distributions to Shareholders:
Fund Shares	(33,775)	(127,097)	(28,796)
Institutional Shares	(37,269)	(122,526)	(31,477)
Class A	(24)	(79)	(127)
R6 Shares	(7)	(22)	(87)
Change in net assets resulting from distributions to shareholders	(71,075)	(249,724)	(60,487)
Change in net assets resulting from capital transactions	(57,139)	(123,154)	(537,018)
Change in net assets	(115,331)	(672,036)	421,744
Net Assets:
Beginning of period	2,581,861	3,253,897	2,832,153
End of period	$2,466,530	$2,581,861	$3,253,897

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(continues on next page)

See notes to financial statements.

32

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA International Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$29,491	$75,918	$80,765
Distributions reinvested	33,148	125,118	28,329
Cost of shares redeemed	(127,168)	(224,413)	(359,583)
Total Fund Shares	$(64,529)	$(23,377)	$(250,489)
Institutional Shares
Proceeds from shares issued	$202,897	$179,428	$78,811
Distributions reinvested	37,234	122,400	31,451
Cost of shares redeemed	(232,728)	(401,879)	(384,872)
Total Institutional Shares	$7,403	$(100,051)	$(274,610)
Class A
Proceeds from shares issued	$21	$106	$6,788
Distributions reinvested	18	60	16
Cost of shares redeemed	(61)	(138)	(14,243)
Total Class A	$(22)	$28	$(7,439)
R6 Shares
Proceeds from shares issued	$4	$262	$50
Distributions reinvested	7	22	— (b)
Cost of shares redeemed	(2)	(38)	(4,530)
Total R6 Shares	$9	$246	$(4,480)
Change in net assets resulting from capital transactions	$(57,139)	$(123,154)	$(537,018)
Share Transactions:
Fund Shares
Issued	1,314	2,716	3,115
Reinvested	1,442	4,549	1,111
Redeemed	(5,666)	(8,108)	(14,241)
Total Fund Shares	(2,910)	(843)	(10,015)
Institutional Shares
Issued	9,082	6,628	3,189
Reinvested	1,626	4,466	1,238
Redeemed	(10,324)	(14,102)	(15,106)
Total Institutional Shares	384	(3,008)	(10,679)
Class A
Issued	1	4	305
Reinvested	1	2	1
Redeemed	(3)	(5)	(568)
Total Class A	(1)	1	(262)
R6 Shares
Issued	1	8	2
Reinvested	— (c)	1	— (c)
Redeemed	— (c)	(1)	(157)
Total R6 Shares	1	8	(155)
Change in Shares	(2,526)	(3,842)	(21,111)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

(c)  Rounds to less than 1 thousand shares.

See notes to financial statements.

33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA International Fund
	Fund Shares
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$24.21		$29.46	$21.53		$28.70		$32.82	$31.16
Investment Activities:
Net investment income (loss)	0.26	(b)(c)	0.59 (b)	0.49	(b)	0.44	(b)	0.53	0.60
Net realized and unrealized gains (losses)	(0.11)		(3.43)	7.94		(1.12)		(2.41)	2.08
Total from Investment Activities	0.15		(2.84)	8.43		(0.68)		(1.88)	2.68
Distributions to Shareholders from:
Net investment income	(0.34)		(0.51)	(0.50)		(0.73)		(0.44)	(0.63)
Net realized gains	(0.32)		(1.90)	—		(5.76)		(1.80)	(0.39)
Total Distributions	(0.66)		(2.41)	(0.50)		(6.49)		(2.24)	(1.02)
Net Asset Value, End of Period	$23.70		$24.21	$29.46		$21.53		$28.70	$32.82
Total Return (d) (e)	0.73	%(c)	(10.51)%	39.52%		(6.13)%		(5.14)%	8.61%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i) (j)	1.02%		1.02%	1.01%		1.06%		1.08%	1.08%
Net Investment Income (Loss) (f)	1.53	%(c)	2.12%	1.94%		1.68%		1.76%	1.58%
Gross Expenses (f) (g) (j)	1.04%		1.02%	1.03%		1.07%		1.08%	1.08%
Supplemental Data:
Net Assets at end of period (000's)	$1,205,144		$1,301,727	$1,608,436		$1,391,279		$1,690,782	$1,876,020
Portfolio Turnover (d) (k)	29%		34%	67	%(l)	119	%(m)	30%	36%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Includes net investment income received on EU Reclaims during the nine months ended February 28, 2023. Without these amounts the net investment income (loss) per share, net investment income (loss) ratio, and total return would have been less by 0.07, 0.42%, and 0.29%, respectively.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through at least September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2020, 2019, and 2018. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(l)  Reflects a return to normal trading levels after a prior year transition.

(m)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA International Fund
	Institutional Shares
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$24.13		$29.36	$21.46		$28.61		$32.72	$31.07
Investment Activities:
Net investment income (loss)	0.26	(b)(c)	0.61 (b)	0.51	(b)	0.47	(b)	0.56	0.64
Net realized and unrealized gains (losses)	(0.10)		(3.41)	7.91		(1.12)		(2.41)	2.06
Total from Investment Activities	0.16		(2.80)	8.42		(0.65)		(1.85)	2.70
Distributions to Shareholders from:
Net investment income	(0.36)		(0.53)	(0.52)		(0.74)		(0.46)	(0.66)
Net realized gains	(0.32)		(1.90)	—		(5.76)		(1.80)	(0.39)
Total Distributions	(0.68)		(2.43)	(0.52)		(6.50)		(2.26)	(1.05)
Net Asset Value, End of Period	$23.61		$24.13	$29.36		$21.46		$28.61	$32.72
Total Return (d) (e)	0.78	%(c)	(10.43)%	39.61%		(6.05)%		(5.06)%	8.68%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i) (j)	0.95%		0.94%	0.94%		0.99%		1.00%	1.00%
Net Investment Income (Loss) (f)	1.58	%(c)	2.20%	2.00%		1.77%		1.81%	1.62%
Gross Expenses (f) (g) (j)	0.97%		0.95%	0.95%		0.99%		1.00%	1.00%
Supplemental Data:
Net Assets at end of period (000's)	$1,260,267		$1,278,976	$1,644,340		$1,431,107		$1,979,758	$2,349,281
Portfolio Turnover (d) (k)	29%		34%	67	%(l)	119	%(m)	30%	36%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Includes net investment income received on EU Reclaims during the nine months ended February 28, 2023. Without these amounts the net investment income (loss) per share, net investment income (loss) ratio, and total return would have been less by 0.07, 0.42%, and 0.29%, respectively.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through at least September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2020, 2019, and 2018. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(l)  Reflects a return to normal trading levels after a prior year transition.

(m)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

35

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA International Fund
	Class A
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$24.27		$29.25	$21.39		$28.58		$32.67	$31.04
Investment Activities:
Net investment income (loss)	0.23	(b)(c)	0.57 (b)	0.37	(b)	0.36	(b)	0.47	0.53
Net realized and unrealized gains (losses)	(0.11)		(3.44)	7.93		(1.10)		(2.41)	2.04
Total from Investment Activities	0.12		(2.87)	8.30		(0.74)		(1.94)	2.57
Distributions to Shareholders from:
Net investment income	(0.32)		(0.21)	(0.44)		(0.69)		(0.35)	(0.55)
Net realized gains	(0.32)		(1.90)	—		(5.76)		(1.80)	(0.39)
Total Distributions	(0.64)		(2.11)	(0.44)		(6.45)		(2.15)	(0.94)
Net Asset Value, End of Period	$23.75		$24.27	$29.25		$21.39		$28.58	$32.67
Total Return (excludes sales charges) (d) (e)	0.58	%(c)	(10.57)%	39.11%		(6.37)%		(5.39)%	8.29%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i) (j)	1.17%		1.11%	1.30%		1.35%		1.35%	1.35%
Net Investment Income (Loss) (f)	1.37	%(c)	2.07%	1.47%		1.37%		1.52%	1.29%
Gross Expenses (f) (g) (j)	3.38%		2.17%	1.56%		1.39%		1.41%	1.42%
Supplemental Data:
Net Assets at end of period (000's)	$887		$931	$1,093		$6,402		$7,715	$8,101
Portfolio Turnover (d) (k)	29%		34%	67	%(l)	119	%(m)	30%	36%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Includes net investment income received on EU Reclaims during the nine months ended February 28, 2023. Without these amounts the net investment income (loss) per share, net investment income (loss) ratio, and total return would have been less by 0.07, 0.42%, and 0.29%, respectively.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through at least September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2020, 2019, and 2018. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(l)  Reflects a return to normal trading levels after a prior year transition.

(m)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

36

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA International Fund
	R6 Shares
	Nine Months Ended February 28, 2023(a)		Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2020		August 17, 2018(b) through May 31, 2019
Net Asset Value, Beginning of Period	$24.53		$29.65	$21.52		$28.66		$32.01
Investment Activities:
Net investment income (loss) (c)	0.33	(d)	0.80	0.49		0.49		0.52
Net realized and unrealized gains (losses)	(0.11)		(3.36)	8.19		(1.12)		(1.54)
Total from Investment Activities	0.22		(2.56)	8.68		(0.63)		(1.02)
Distributions to Shareholders from:
Net investment income	(0.48)		(0.66)	(0.55)		(0.75)		(0.53)
Net realized gains	(0.32)		(1.90)	—		(5.76)		(1.80)
Total Distributions	(0.80)		(2.56)	(0.55)		(6.51)		(2.33)
Net Asset Value, End of Period	$23.95		$24.53	$29.65		$21.52		$28.66
Total Return (e) (f)	1.01	%(d)	(9.53)%	40.78%		(5.95)%		(2.55)%
Ratios to Average Net Assets:
Net Expenses (g) (h) (i) (j) (k)	0.61%		0.31%	0.80%		0.85%		0.85%
Net Investment Income (Loss) (g)	1.92	%(d)	2.87%	1.95%		1.83%		2.19%
Gross Expenses (g) (h) (k)	9.88%		3.83%	1.22%		1.18%		2.03%
Supplemental Data:
Net Assets at end of period (000's)	$232		$227	$28		$3,365		$4,477
Portfolio Turnover (e) (l)	29%		34%	67	%(m)	119	%(n)	30%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Includes net investment income received on EU Reclaims during the nine months ended February 28, 2023. Without these amounts the net investment income (loss) per share, net investment income (loss) ratio, and total return would have been less by 0.07, 0.42%, and 0.29%, respectively.

(e)  Not annualized for periods less than one year.

(f)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(g)  Annualized for periods less than one year.

(h)  Does not include acquired fund fees and expenses, if any.

(i)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning August 17, 2018, and in effect through at least September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(j)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(k)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2020, 2019, and 2018. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(l)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(m)  Reflects a return to normal trading levels after a prior year transition.

(n)  Reflects increased trading activity due to transition or asset allocation shift.

See notes to financial statements.

37

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA International Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$82,217	$2,331,383	$73	$2,413,673
Exchange-Traded Funds	12,371	—	—	12,371
Collateral for Securities Loaned	27,152	—	—	27,152
Total	$121,740	$2,331,383	$73	$2,453,196

As of February 28, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the
39

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of February 28, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$25,852	$—	$27,152

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund received European Union ("EU") reclaims related to prior years. For the nine months ended February 28, 2023, the Fund recognized $5,850 thousand related to EU reclaims and $1,577 thousand in interest and entitlements. For the year ended May 31, 2022, the Fund recognized $112 thousand in EU reclaims, of which $3 thousand of the amount is related to interest on the filed EU reclaims. These EU reclaims are reflected on the Statements of Operations as Dividend Income or as a reduction to Foreign tax withholding expense. The related interest entitlements are reflected on the Statements of Operations as Interest income or as a reduction to Foreign tax withholding expense.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changes its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$686,869	$782,258

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of February 28, 2023, certain fund-of-funds owned a percentage of the total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.3
USAA Cornerstone Equity Fund	1.2

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of the largest funds within the Lipper International Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2022, to February 28, 2023, performance adjustments were $(394), $(400), $(1), and less than $(1) for Fund Shares, Institutional Shares, Class A, and R6 Shares, in thousands, respectively. Performance adjustments were (0.04)%, (0.04)%, (0.18)%, and (0.24)% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. For the period June 1, 2021, to May 31, 2022, performance adjustments were $(663), $(684), $(3), and $(1) for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.04)%, (0.05)%, (0.24)%, and (0.54)% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into an Investment Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management"). Wellington Management directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Distributor did not receive any commissions.

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 1.06%, 0.99%, 1.35%, and 0.85% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$5	$372	$85	$455	$917

As of May 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$17	$372	$85	$474

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$7,000	10	1.21%	$8,000

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,863	33	4.28%	$3,437

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,603	12	0.58%	$2,640

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(2)	$2

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$37,366	$33,709	$71,075

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$105,145	$144,579	$249,724	$60,487	$60,487

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$27,614	$593	$28,207	$(89,447)	$264,664	$203,424

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and passive foreign investment company adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$39,180	$50,267	$89,447

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,188,532	$491,638	$(226,974)	$264,664

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA International Fund	Victory International Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA International Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

50

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

51

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,116.10	$1,019.74	$5.35	$5.11	1.02%
Institutional Shares	1,000.00	1,116.60	1,020.08	4.99	4.76	0.95%
Class A	1,000.00	1,115.10	1,018.89	6.24	5.96	1.19%
R6 Shares	1,000.00	1,117.60	1,021.22	3.78	3.61	0.72%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
0.05%	83%	$33,709

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on February 28, 2023, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.36	$0.04

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA International Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Wellington Management Company LLP (the "Subadviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement and Subadvisory Agreement were approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser and Subadviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management

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and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate, which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements, was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end

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investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one- and ten-year periods ended June 30, 2022, and was below the average of its performance universe for the three- and five-year periods ended June 30, 2022, and was below its Lipper index for the one-, three- and five-year periods ended June 30, 2022, and was above its Lipper index for the ten-year period ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is reasonably monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationships; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

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weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's levels of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended June 30, 2022, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices and the Adviser is reasonably monitoring the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

63

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23409-0423

February 28, 2023

Annual Report

USAA Precious Metals and Minerals Fund

(Also Known as Victory Precious Metals and Minerals Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Precious Metals and Minerals Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustee and Officer Information	30
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Advisory Contract Renewal	38
Liquidity Risk Management Program	41
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Precious Metals and Minerals Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Precious Metals and Minerals Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period

4

USAA Precious Metals and Minerals Fund

Managers' Commentary (continued)

ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -12.97%, -12.85%, and -13.08%, respectively. This compares to a total return of -2.51% for the MSCI All-Country World Index, -15.04% for the MSCI ACWI Gold Miners IMI Index, and -12.50% for the Lipper Precious Metals Equity Funds Index.

•  What strategies did you employ during the reporting period?

At the end of February 2023, the Fund held approximately 99% of its net assets in gold stocks. For the period, the Fund outperformed the MSCI ACWI Gold Miners IMI Index.

Within the MSCI ACWI Gold Miners IMI Index, two securities, Newmont Corp. and Barrick Gold Corp., accounted for approximately 25% of the index. The underweight to Newmont Mining contributed to performance as the market reacted negatively to its attempt to acquire Australia's Newcrest Mining Ltd. Additionally, a large overweight in Koza Altin Isletmeleri A/S, which rallied approximately 150% over the period contributed to the Fund's relative performance. Lastly, strong performance was somewhat offset by an overweight in SSR Mining, Inc., which sold off post the fourth quarter earnings release.

As always, we believe the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios.

Thank you for allowing us to assist you with your investment needs.

Holdings are subject to change. There is no guarantee that securities mentioned remain in or out of the Fund

5

USAA Precious Metals and Minerals Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	8/15/94	8/1/08	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	MSCI All-Country World Index[1]	MSCI ACWI Gold Miners IMI Index[2]	Lipper Precious Metals Equity Funds Index[3]
One Year	–19.33%	–19.22%	–19.47%	–24.10%	–8.26%	–22.45%	–20.01%
Five Year	5.41%	5.64%	5.26%	4.03%	5.82%	6.10%	5.26%
Ten Year	–2.45%	–2.19%	–2.56%	–3.13%	7.93%	–2.69%	–1.65%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Precious Metals and Minerals Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged MSCI ACWI Select Gold Miners IMI Index aims to focus on companies in the gold mining industry that are highly sensitive to underlying prices of gold. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

Top 10 Equity Holdings*:

February 28, 2023

(% of Net Assets)

Newmont Corp.	11.3%
Barrick Gold Corp.	9.6%
Aginco Eagle Mines Ltd.	8.5%
Franco-Nevada Corp.	7.2%
Wheaton Precious Metals Corp.	5.8%
B2Gold Corp.	4.3%
Yamana Gold, Inc.	4.0%
Northern Star Resources Ltd.	3.7%
Royal Gold, Inc.	3.6%
Newcrest Mining Ltd.	3.6%

Portfolio Composition*:

February 28, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.8%)
Australia (12.5%):
Materials (12.5%):
De Grey Mining, Ltd. (a)	1,165,515	$1,094
Evolution Mining Ltd.	4,391,696	8,036
Gold Road Resources Ltd.	1,928,577	1,907
Newcrest Mining Ltd.	1,133,091	17,180
Northern Star Resources Ltd.	2,567,657	17,912
Perseus Mining Ltd.	4,308,434	5,653
Ramelius Resources Ltd.	3,271,854	1,970
Regis Resources Ltd.	2,128,654	2,491
Silver Lake Resources Ltd. (a)	4,268,850	2,886
West African Resources, Ltd. (a)	1,930,796	1,201
		60,330
Canada (56.3%):
Materials (56.3%):
Aginco Eagle Mines Ltd.	885,402	40,769
Alamos Gold, Inc.	1,223,003	12,469
B2Gold Corp.	5,999,753	20,493
Barrick Gold Corp.	2,880,649	46,436
Centerra Gold, Inc.	1,499,019	9,471
Dundee Precious Metals, Inc.	1,402,208	9,004
Equinox Gold Corp. (a)	68,782	250
Franco-Nevada Corp.	271,530	34,664
Great Basin Gold Ltd. (a) (b)	6,500,000	—
K92 Mining, Inc. (a)	483,061	2,634
Karora Resources, Inc. (a)	419,439	1,380
Kinross Gold Corp.	1,421,156	5,202
Lundin Gold, Inc.	238,247	2,462
Nautilus Minerals, Inc. (a) (b)	5,757,622	—
New Gold, Inc. (a)	1,183,000	1,084
Northern Star Mining Corp. (a) (b)	375,000	—
OceanaGold Corp. (a)	2,084,516	4,248
Osisko Gold Royalties Ltd.	303,400	3,976
Sandstorm Gold Ltd.	658,794	3,240
SSR Mining, Inc.	992,179	13,543
Torex Gold Resources, Inc. (a)	859,889	10,589
Victoria Gold Corp. (a)	112,390	698
Wesdome Gold Mines Ltd. (a)	340,146	1,623
Wheaton Precious Metals Corp.	674,637	28,112
Yamana Gold, Inc.	3,769,219	19,284
		271,631

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
China (3.2%):
Materials (3.2%):
Shandong Gold Mining Co. Ltd. Class H (d)	950,700	$1,628
Zhaojin Mining Industry Co. Ltd. Class H (a)	1,459,000	1,530
Zijin Mining Group Co. Ltd. Class H	8,206,000	12,378
		15,536
Indonesia (0.5%):
Materials (0.5%):
Aneka Tambang Tbk	18,415,700	2,404
Jersey (1.0%):
Materials (1.0%):
Centamin PLC	3,704,746	4,562
Peru (0.1%):
Materials (0.1%):
Cia de Minas Buenaventura SAA, ADR	68,157	517
Russian Federation (0.5%):
Materials (0.5%):
Polymetal International PLC (e)	757,840	2,224
Polyus PJSC (a) (b) (e)	62,088	83
		2,307
South Africa (7.1%):
Materials (7.1%):
AngloGold Ashanti Ltd.	786,708	13,289
Gold Fields Ltd., ADR	1,818,378	16,529
Great Basin Gold Ltd. (a) (b)	8,566,400	—
Harmony Gold Mining Co. Ltd.	1,463,504	4,449
		34,267
Turkey (1.0%):
Materials (1.0%):
Koza Altin Isletmeleri A/S (f)	3,819,774	4,951
United Kingdom (2.5%):
Materials (2.5%):
Endeavour Mining PLC	570,692	11,880
United States (15.1%):
Materials (15.1%):
Coeur Mining, Inc. (a)	370,107	1,155
Newmont Corp.	1,244,861	54,288
Royal Gold, Inc.	146,359	17,386
		72,829
Total Common Stocks (Cost $414,477)		481,214

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.0%)^ (g)
United States (0.0%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (h)	115	$—	(c)
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (h)	115	—	(c)
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (h)	115	—	(c)
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (h)	115	—	(c)
Total Collateral for Securities Loaned (Cost $—) (c)		—	(c)
Total Investments (Cost $414,477) — 99.8%		481,214
Other assets in excess of liabilities — 0.2%		921
NET ASSETS — 100.00%		$482,135

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of February 28, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(c)  Rounds to less than $1 thousand.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $1,628 thousands and amounted to 0.3% of net assets.

(e)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at February 28, 2023.(amount in thousand):

Security Name	Acquisition Date	Cost
Polymetal International PLC	7/11/2019	$9,758
Polyus PJSC	7/11/2019	6,442

(f)  All or a portion of this security is on loan.

(g)  Amount represents less than 0.05% of net assets.

(h)  Rate disclosed is the daily yield on February 28, 2023.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Precious Metals and Minerals Fund
Assets:
Investments, at value (Cost $414,477)	$481,214	(a)
Cash	997
Receivables:
Interest and dividends	1,368
Capital shares issued	131
From Adviser	7
Prepaid expenses	23
Total Assets	483,740
Liabilities:
Payables:
Collateral received on loaned securities	—	(b)
Capital shares redeemed	167
Accrued foreign capital gains taxes	877
Accrued expenses and other payables:
Investment advisory fees	298
Administration fees	59
Custodian fees	12
Transfer agent fees	90
Compliance fees	—	(b)
Trustees' fees	1
12b-1 fees	2
Other accrued expenses	99
Total Liabilities	1,605
Net Assets:
Capital	1,197,999
Total accumulated earnings/(loss)	(715,864)
Net Assets	$482,135
Net Assets
Fund Shares	$439,330
Institutional Shares	19,681
Class A	23,124
Total	$482,135
Shares (unlimited number of shares authorized with no par value):
Fund Shares	28,091
Institutional Shares	1,232
Class A	1,497
Total	30,820
Net asset value, offering and redemption price per share: (c)
Fund Shares	$15.64
Institutional Shares	15.97
Class A	15.44
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$16.38

(a)  Includes less than $1 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Precious Metals and Minerals Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Dividends	$10,007	$14,526
Interest	18	—
Securities lending (net of fees)	197	127
Foreign tax withholding	(1,102)	(1,531)
Total Income	9,120	13,122
Expenses:
Investment advisory fees	2,659	4,545
Administration fees — Fund Shares	502	871
Administration fees — Institutional Shares	14	22
Administration fees — Class A	26	38
Sub-Administration fees	18	23
12b-1 fees — Class A	43	63
Custodian fees	52	86
Transfer agent fees — Fund Shares	763	1,087
Transfer agent fees — Institutional Shares	14	22
Transfer agent fees — Class A	17	25
Trustees' fees	36	48
Compliance fees	4	4
Legal and audit fees	66	72
State registration and filing fees	55	50
Interfund lending fees	— (b)	—
Other expenses	111	113
Total Expenses	4,380	7,069
Expenses waived/reimbursed by Adviser	(34)	(22)
Net Expenses	4,346	7,047
Net Investment Income (Loss)	4,774	6,075
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(16,547)	6,161
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(64,012)	(155,244)
Net realized/unrealized gains (losses) on investments	(80,559)	(149,083)
Change in net assets resulting from operations	$(75,785)	$(143,008)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Precious Metals and Minerals Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$4,774	$6,075	$3,056
Net realized gains (losses)	(16,547)	6,161	54,050
Net change in unrealized appreciation/ depreciation	(64,012)	(155,244)	55,454
Change in net assets resulting from operations	(75,785)	(143,008)	112,560
Distributions to Shareholders:
Fund Shares	(4,367)	(4,645)	(302)
Institutional Shares	(238)	(198)	(40)
Class A	(197)	(166)	—
Change in net assets resulting from distributions to shareholders	(4,802)	(5,009)	(342)
Change in net assets resulting from capital transactions	(19,657)	(20,193)	(72,907)
Change in net assets	(100,244)	(168,210)	39,311
Net Assets:
Beginning of period	582,379	750,589	711,278
End of period	$482,135	$582,379	$750,589

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(continues on next page)

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Precious Metals and Minerals Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$26,644	$71,209	$104,788
Distributions reinvested	4,254	4,526	294
Cost of shares redeemed	(51,325)	(103,473)	(172,453)
Total Fund Shares	$(20,427)	$(27,738)	$(67,371)
Institutional Shares
Proceeds from shares issued	$6,258	$1,422	$4,482
Distributions reinvested	238	198	37
Cost of shares redeemed	(4,437)	(2,089)	(3,514)
Total Institutional Shares	$2,059	$(469)	$1,005
Class A
Proceeds from shares issued	$5,035	$18,346	$37,689
Distributions reinvested	197	166	—
Cost of shares redeemed	(6,521)	(10,498)	(44,230)
Total Class A	$(1,289)	$8,014	$(6,541)
Change in net assets resulting from capital transactions	$(19,657)	$(20,193)	$(72,907)
Share Transactions:
Fund Shares
Issued	1,700	3,591	4,879
Reinvested	258	250	14
Redeemed	(3,273)	(5,358)	(8,129)
Total Fund Shares	(1,315)	(1,517)	(3,236)
Institutional Shares
Issued	367	74	194
Reinvested	14	11	2
Redeemed	(261)	(115)	(160)
Total Institutional Shares	120	(30)	36
Class A
Issued	340	922	1,864
Reinvested	12	9	—
Redeemed	(430)	(535)	(2,183)
Total Class A	(78)	396	(319)
Change in Shares	(1,273)	(1,151)	(3,519)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Precious Metals and Minerals Fund
	Fund Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$18.14	$22.57	$19.34	$12.16		$12.87	$12.93
Investment Activities:
Net investment income (loss) (b)	0.15	0.19	0.09	(0.04)		(0.03)	(0.05)
Net realized and unrealized gains (losses)	(2.50)	(4.46)	3.15	7.22		(0.68)	(0.01)
Total from Investment Activities	(2.35)	(4.27)	3.24	7.18		(0.71)	(0.06)
Distributions to Shareholders from:
Net investment income	(0.15)	(0.16)	(0.01)	—		—	—
Total Distributions	(0.15)	(0.16)	(0.01)	—		—	—
Net Asset Value, End of Period	$15.64	$18.14	$22.57	$19.34		$12.16	$12.87
Total Return (c) (d)	(12.97)%	(18.93)%	16.69%	59.13%		(5.52)%	(0.46)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.19%	1.12%	1.12%	1.19%		1.31%	1.23%
Net Investment Income (Loss) (e)	1.31%	0.97%	0.41%	(0.25)%		(0.22)%	(0.36)%
Gross Expenses (e) (f)	1.19%	1.12%	1.12%	1.19%		1.31%	1.23%
Supplemental Data:
Net Assets at end of period (000's)	$439,330	$533,574	$697,969	$660,770		$468,208	$540,952
Portfolio Turnover (c) (i)	4%	8%	7%	47	%(j)	7%	13%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Precious Metals and Minerals Fund
	Institutional Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$18.53	$23.06	$19.76	$12.40		$13.06		$13.07
Investment Activities:
Net investment income (loss) (b)	0.17	0.22	0.12	(0.01)		0.01		(0.01)
Net realized and unrealized gains (losses)	(2.54)	(4.56)	3.22	7.37		(0.67)		— (c)
Total from Investment Activities	(2.37)	(4.34)	3.34	7.36		(0.66)		(0.01)
Distributions to Shareholders from:
Net investment income	(0.19)	(0.19)	(0.04)	—		—		—
Total Distributions	(0.19)	(0.19)	(0.04)	—		—		—
Net Asset Value, End of Period	$15.97	$18.53	$23.06	$19.76		$12.40		$13.06
Total Return (d) (e)	(12.85)%	(18.84)%	16.90%	59.35%		(5.05)%		(0.08)%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.98%	0.98%	0.99%	1.00%		1.00	%(j)	0.89%
Net Investment Income (Loss) (f)	1.44%	1.13%	0.55%	(0.05)%		0.12%		(0.07)%
Gross Expenses (f) (g)	1.12%	1.05%	1.05%	1.06%		1.19%		0.89%
Supplemental Data:
Net Assets at end of period (000's)	$19,681	$20,602	$26,338	$21,855		$21,327		$3,632
Portfolio Turnover (d) (k)	4%	8%	7%	47	%(l)	7%		13%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily share method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Effective June 6, 2018, USAA Asset Management Company (previous Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(l)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Precious Metals and Minerals Fund
	Class A
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$17.91	$22.29	$19.13	$12.04		$12.74		$12.82
Investment Activities:
Net investment income (loss)	0.13 (b)	0.14 (b)	0.04 (b)	(0.05	)(b)	(0.03	)(b)	0.16
Net realized and unrealized gains (losses)	(2.47)	(4.39)	3.12	7.14		(0.67)		(0.24)
Total from Investment Activities	(2.34)	(4.25)	3.16	7.09		(0.70)		(0.08)
Distributions to Shareholders from:
Net investment income	(0.13)	(0.13)	—	—		—		—
Total Distributions	(0.13)	(0.13)	—	—		—		—
Redemption Fees added to Beneficial Interests	—	—	—	—		—		— (c)
Net Asset Value, End of Period	$15.44	$17.91	$22.29	$19.13		$12.04		$12.74
Total Return (excludes sales charges) (d) (e)	(13.08)%	(19.08)%	16.52%	58.89%		(5.49)%		(0.62)%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	1.31%	1.31%	1.31%	1.27%		1.38%		1.30%
Net Investment Income (Loss) (f)	1.17%	0.74%	0.21%	(0.32)%		(0.27)%		(0.43)%
Gross Expenses (f) (g)	1.40%	1.34%	1.34%	1.27%		1.38%		1.30%
Supplemental Data:
Net Assets at end of period (000's)	$23,124	$28,203	$26,282	$28,653		$17,744		$16,881
Portfolio Turnover (d) (j)	4%	8%	7%	47	%(k)	7%		13%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to transition or asset allocation shift.

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Precious Metals and Minerals Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as non-diversified under the 1940 Act..

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1		Level 2	Level 3	Total
Common Stocks	$481,131		$—	$83	$481,214
Collateral for Securities Loaned	—	(a)	—	—	—	(a)
Total	$481,131		$—	$83	$481,214

(a)  Rounds to less than $1 thousand.

As of February 28, 2023, there were no transfers into/out of Level 3.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of February 28, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan		Non-Cash Collateral	Cash Collateral
$—	(a)	$—	$—	(a)

(a)  Rounds to less than $1 thousand.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$17,079	$35,815

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of February 28, 2023, certain fund-of-funds owned a percentage of the total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2
USAA Cornerstone Equity Fund	0.1
USAA Target Retirement Income Fund	0.5
USAA Target Retirement 2030 Fund	0.8
USAA Target Retirement 2040 Fund	0.9
USAA Target Retirement 2050 Fund	0.5
USAA Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Precious Metals Equity Funds Index. The Lipper Precious Metals Equity Funds Index tracks the total return performance of the largest funds within the Lipper Precious Metals Equity Funds category.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2022, to February 28, 2023, performance adjustments were $(81), $(2), and $(4) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.02)%, (0.02)%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. For the period June 1, 2021, to May 31, 2022, performance adjustments were $(146), $(5), and $(8) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.03)%, (0.02)%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended February 28, 2023, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A. For the year ended May 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 1.27%, 1.00%, and 1.34% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$1	$23	$22	$34	$80

As of May 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$12	$23	$22	$57

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,661	1	4.59%	$1,661

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$4,802	$4,802

Year Ended May 31, 2022		Year Ended May 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$5,009	$5,009	$342	$342

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$4,735	$(879)	$3,856	$(775,074)	$55,354	$(715,864)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$13,804	$761,270	$775,074

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$425,860	$122,338	$(66,984)	$55,354

9. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Precious Metals and Minerals Fund	Victory Precious Metals and Minerals Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Precious Metals and Minerals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Precious Metals and Minerals Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

29

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

30

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

32

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

34

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

35

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,173.70	$1,018.84	$6.47	$6.01	1.20%
Institutional Shares	1,000.00	1,174.40	1,019.89	5.34	4.96	0.99%
Class A	1,000.00	1,173.10	1,018.25	7.11	6.61	1.32%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).
36

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)
54%	100%

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on February 28, 2023, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.23	$0.03

37

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Precious Metals & Minerals Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

38

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and five-year periods ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three- and ten-year periods ended June 30, 2022. The Board took into account management discussion of the Fund's performance, including the Fund's more recent improved performance.

39

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

40

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23407-0423

February 28, 2023

Annual Report

USAA Sustainable World Fund

(Also Known as Victory Sustainable World Fund*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Sustainable World Fund. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	30
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	48
Supplemental Information (Unaudited)	49
Trustee and Officer Information	49
Proxy Voting and Portfolio Holdings Information	55
Expense Examples	55
Additional Federal Income Tax Information	56
Advisory Contract Renewal	57
Liquidity Risk Management Program	60
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Sustainable World Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period started in the month of June as pressure continued to mount for both stocks and bonds. The U.S. Federal Reserve's (the "Fed") hawkish pivot continued to put pressure on equity multiples. With stubbornly high inflation readings, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the calendar moved to February, stronger than expected employment and inflation reports caused investors to reevaluate interest rate expectations for 2023 and consider that rates could stay higher for longer. The result was a reversal in global equities and bonds which ended the month lower.

•  How did the USAA Sustainable World Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a

4

USAA Sustainable World Fund

Managers' Commentary (continued)

shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended February 28, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -2.01%, -1.96%, and -2.19% respectively. This compares to returns of -2.51% for the MSCI All-Country World Index, and -1.31% for the Lipper Global Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. RS Investments Global, RS Investments Value, Sophus Capital, Trivalent Investments, NewBridge Asset Management, and THB Asset Management are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the investment franchises and Victory Capital's Victory Solutions platform.

•  What strategies did you employ during the reporting period?

During the reporting period ending on February 28, 2023, the Fund outperformed the MSCI All-Country World Index.

On a country basis, stock selection in the United States was a large positive contributor. This was partially offset by negative stock selection in France.

Reviewing performance from a sector standpoint, stock selection was a positive contributor in information technology and financials. The energy and materials sectors had a negative stock selection effect.

In managing the Fund, the portfolio managers integrate sustainable investing, responsible investing, and/or environmental, social, and governance ("ESG") analysis (collectively referred to as "sustainable investing"), which generally is understood to entail incorporating financially material ESG considerations into the investment process in order to seek better risk-adjusted returns. Such considerations can include, for example, environmental implications, such as a company's commitment to reducing carbon emissions, adoption of corporate cultural policies that promote employee inclusion and diversity, fair labor practices, measures to protect privacy and data security, and responsible supply chain management. Sustainable investing principles and considerations are not an exclusive factor, but rather an additional inclusive consideration to an investment team's process. The sustainable investing factors considered, the types of information used, and the integration of those factors and information into the investment process varies by investment team.

Thank you for allowing us to assist you with your investment needs.

5

USAA Sustainable World Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/1/92	8/7/15	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	MSCI All-Country World Index[1]	Lipper Global Funds Index[2]
One Year	–8.57%	–8.50%	–8.83%	–14.09%	–8.26%	–8.25%
Five Year	6.34%	6.40%	6.06%	4.81%	5.82%	4.85%
Ten Year	8.25%	NA	7.98%	7.34%	7.93%	7.58%
Since Inception	NA	7.20%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Sustainable World Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Sustainable World Fund	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Sectors*:

February 28, 2023

(% of Net Assets)

Information Technology	20.1%
Financials	16.9%
Consumer Discretionary	12.2%
Health Care	11.9%
Industrials	9.7%
Consumer Staples	7.7%
Communication Services	6.5%
Energy	4.4%
Materials	4.1%
Utilities	2.9%

Country Allocation:

February 28, 2023

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.4%)
Australia (2.3%):
Consumer Discretionary (0.6%):
Aristocrat Leisure Ltd.	266,181	$6,521
Lovisa Holdings Ltd.	29,307	473
PWR Holdings Ltd.	57,235	388
		7,382
Energy (0.1%):
Santos Ltd.	68,255	319
Woodside Energy Group Ltd.	18,737	454
		773
Financials (0.9%):
Macquarie Group Ltd.	67,977	8,629
National Australia Bank Ltd.	47,895	964
QBE Insurance Group Ltd.	37,378	378
		9,971
Health Care (0.4%):
CSL Ltd.	25,214	5,015
Industrials (0.1%):
Austal Ltd.	248,175	302
IPH Ltd.	41,079	223
Johns Lyng Group Ltd.	97,070	405
Qantas Airways Ltd. (a)	89,812	386
		1,316
Information Technology (0.0%): (b)
Appen Ltd.	90,756	141
Materials (0.1%):
Imdex Ltd.	177,379	280
Mineral Resources Ltd.	8,276	457
Ramelius Resources Ltd.	412,835	248
Rio Tinto Ltd.	7,856	614
		1,599
Real Estate (0.1%):
Charter Hall Group	37,890	337
Goodman Group	25,641	341
		678
		26,875
Austria (0.0%): (b)
Industrials (0.0%):
ANDRITZ AG	8,715	538
Belgium (0.4%):
Information Technology (0.4%):
Melexis NV	46,772	5,059

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bermuda (0.6%):
Industrials (0.6%):
Triton International Ltd.	101,709	$7,012
Brazil (0.4%):
Consumer Discretionary (0.1%):
Lojas Renner SA	109,400	390
Vibra Energia SA	102,391	289
		679
Consumer Staples (0.0%): (b)
Sao Martinho SA	64,300	334
Energy (0.0%): (b)
Petroleo Brasileiro SA, ADR	36,973	410
Financials (0.1%):
Itau Unibanco Holding SA, ADR	156,269	751
Health Care (0.0%): (b)
Hypera SA	53,400	425
Industrials (0.1%):
Santos Brasil Participacoes SA	197,100	302
SIMPAR SA	180,900	248
		550
Materials (0.1%):
Gerdau SA Preference Shares	71,800	393
Vale SA	60,800	991
		1,384
		4,533
Canada (3.9%):
Consumer Discretionary (0.2%):
Lululemon Athletica, Inc. (a)	5,896	1,823
Consumer Staples (0.7%):
Alimentation Couche-Tard, Inc.	166,487	7,811
Energy (0.5%):
Parex Resources, Inc.	376,464	6,137
Pason Systems, Inc.	15,950	170
Trican Well Service Ltd. (a)	70,976	178
		6,485
Financials (0.5%):
Fairfax Financial Holdings Ltd.	8,400	5,874
Industrials (0.7%):
Canadian Pacific Railway Ltd.	105,652	8,025
Information Technology (0.9%):
Constellation Software, Inc.	6,198	10,659
Lumine Group, Inc. (a)	20,903	214
		10,873

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.4%):
Aginco Eagle Mines Ltd.	100,133	$4,611
Karora Resources, Inc. (a)	63,952	210
Wesdome Gold Mines Ltd. (a)	60,276	288
		5,109
		46,000
China (3.7%):
Communication Services (1.2%):
Baidu, Inc. Class A (a)	37,802	650
Tencent Holdings Ltd.	317,200	13,934
		14,584
Consumer Discretionary (0.6%):
Alibaba Group Holding Ltd. (a)	222,376	2,444
BYD Co. Ltd. Class H	28,500	766
Fuyao Glass Industry Group Co. Ltd. Class A	73,200	391
Hisense Home Appliances Group Co. Ltd. Class A	193,400	532
JD.com, Inc. Class A	28,564	635
Meituan Class B (a) (c)	78,580	1,364
Pinduoduo, Inc., ADR (a)	12,215	1,072
Yadea Group Holdings Ltd. (c)	196,000	421
		7,625
Consumer Staples (0.5%):
Chenguang Biotech Group Co. Ltd. Class A	155,400	404
Foshan Haitian Flavouring & Food Co. Ltd. Class A	400,857	4,751
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	90,400	397
		5,552
Energy (0.1%):
PetroChina Co. Ltd. Class H	1,824,000	931
Financials (0.7%):
China Merchants Bank Co. Ltd. Class H	172,000	933
CITIC Securities Co. Ltd. Class A	187,300	557
Industrial & Commercial Bank of China Ltd. Class H	12,267,370	6,121
Ping An Insurance Group Co. of China Ltd. Class H	78,000	533
		8,144
Health Care (0.2%):
CSPC Pharmaceutical Group Ltd.	602,000	647
Hygeia Healthcare Holdings Co. Ltd. (a) (c)	69,400	506
Pharmaron Beijing Co. Ltd. Class H (c)	47,300	265
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	11,700	529
Wuxi Biologics Cayman, Inc. (a) (c)	87,500	612
		2,559
Industrials (0.1%):
China Railway Group Ltd. Class H	865,000	451
ZTO Express Cayman, Inc., ADR	13,182	317
		768

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
Glodon Co. Ltd. Class A	57,900	$501
Luxshare Precision Industry Co. Ltd. Class A	112,900	486
WUS Printed Circuit Kunshan Co. Ltd. Class A	181,730	429
		1,416
Materials (0.1%):
Shandong Nanshan Aluminum Co. Ltd. Class A	846,400	441
Tianqi Lithium Corp. Class A (a)	30,600	361
Wanhua Chemical Group Co. Ltd. Class A	27,300	410
		1,212
Real Estate (0.1%):
Longfor Group Holdings Ltd. (c)	151,000	432
Seazen Group Ltd. (a)	770,000	259
		691
Utilities (0.0%): (b)
China Longyuan Power Group Corp. Ltd. Class H	346,000	424
		43,906
Denmark (1.9%):
Consumer Discretionary (0.6%):
Pandora A/S	74,859	7,092
Health Care (1.3%):
Novo Nordisk A/S Class B	106,395	15,030
Industrials (0.0%): (b)
AP Moller — Maersk A/S Class B	173	403
INVISIO AB	15,234	324
		727
		22,849
Finland (0.1%):
Health Care (0.0%): (b)
Revenio Group Oyj	5,527	203
Information Technology (0.0%): (b)
Nokia Oyj	82,930	384
Utilities (0.1%):
Fortum Oyj	25,569	391
		978
France (2.8%):
Communication Services (0.0%): (b)
Publicis Groupe SA	8,227	653
Consumer Discretionary (0.5%):
La Francaise des Jeux SAEM (c)	107,722	4,252
LVMH Moet Hennessy Louis Vuitton SE	2,014	1,674
		5,926

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.1%):
Pernod Ricard SA	3,384	$706
Energy (0.5%):
Gaztransport Et Technigaz SA	53,956	5,634
Financials (0.1%):
AXA SA	22,087	696
BNP Paribas SA	9,718	679
		1,375
Health Care (0.1%):
Equasens	2,628	219
EssilorLuxottica SA	1,828	317
Vetoquinol SA	2,414	205
		741
Industrials (0.7%):
Cie de Saint-Gobain	10,119	601
Eiffage SA	4,031	442
Rexel SA	16,868	419
Safran SA	45,393	6,409
Teleperformance	1,084	282
Thermador Groupe	3,146	322
		8,475
Information Technology (0.1%):
Capgemini SE	3,233	606
Edenred	6,625	373
Lectra	7,367	275
		1,254
Materials (0.7%):
Arkema SA	78,333	7,940
Real Estate (0.0%): (b)
Klepierre SA	11,935	298
		33,002
Germany (1.6%):
Communication Services (0.1%):
Deutsche Telekom AG	48,174	1,081
Consumer Discretionary (0.4%):
Mercedes-Benz Group AG	9,223	707
Volkswagen AG Preference Shares	31,712	4,316
		5,023
Energy (0.0%): (b)
CropEnergies AG	14,189	175
VERBIO Vereinigte BioEnergie AG	5,568	279
		454
Financials (0.0%): (b)
Hannover Rueck SE	2,476	481

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.2%):
Bayer AG Registered Shares	10,081	$599
Merck KGaA	3,993	757
Nexus AG	5,426	304
		1,660
Industrials (0.2%):
2G Energy AG	11,912	284
Amadeus Fire AG	1,977	257
Brenntag SE	5,414	408
Daimler Truck Holding AG (a)	10,330	327
MTU Aero Engines AG	1,509	364
Pfeiffer Vacuum Technology AG	1,340	221
SFC Energy AG (a)	6,098	140
Siemens AG Registered Shares	3,890	593
		2,594
Information Technology (0.2%):
AIXTRON SE	13,296	408
Basler AG	7,419	224
Infineon Technologies AG	18,779	664
PVA TePla AG (a)	12,535	339
SAP SE	2,696	306
		1,941
Utilities (0.5%):
RWE AG	127,191	5,398
		18,632
Greece (0.1%):
Energy (0.0%): (b)
Motor Oil Hellas Corinth Refineries SA	9,124	242
Financials (0.1%):
National Bank of Greece SA (a)	144,651	809
Industrials (0.0%): (b)
Mytilineos SA	20,506	553
		1,604
Hong Kong (0.2%):
Consumer Discretionary (0.1%):
Bosideng International Holdings Ltd.	938,000	520
Man Wah Holdings Ltd.	313,600	321
		841
Consumer Staples (0.0%): (b)
WH Group Ltd. (c)	413,500	241
Financials (0.0%): (b)
BOC Hong Kong Holdings Ltd.	100,500	340
Industrials (0.0%): (b)
CK Hutchison Holdings Ltd.	58,500	349

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.1%):
China Resources Land Ltd.	132,000	$587
CK Asset Holdings Ltd.	63,817	400
		987
		2,758
India (0.9%):
Consumer Discretionary (0.1%):
Mahindra & Mahindra Ltd.	65,941	1,012
Raymond Ltd.	16,241	249
		1,261
Consumer Staples (0.1%):
Varun Beverages Ltd.	37,681	592
Financials (0.3%):
Axis Bank Ltd.	62,695	639
Cholamandalam Investment & Finance Co. Ltd.	92,254	844
ICICI Bank Ltd., ADR	88,866	1,838
Manappuram Finance Ltd.	390,039	484
		3,805
Health Care (0.0%): (b)
Apollo Hospitals Enterprise Ltd.	8,656	461
Industrials (0.1%):
Ashok Leyland Ltd.	247,029	435
Larsen & Toubro Ltd.	46,151	1,176
		1,611
Information Technology (0.1%):
Infosys Ltd., ADR	44,068	791
WNS Holdings Ltd., ADR (a)	3,511	305
		1,096
Materials (0.1%):
JK Paper Ltd.	76,815	360
Tata Steel Ltd.	361,096	454
		814
Utilities (0.1%):
Power Grid Corp. of India Ltd.	190,786	512
		10,152
Indonesia (0.9%):
Communication Services (0.8%):
PT Telkom Indonesia Persero Tbk	34,598,338	8,816
Energy (0.0%): (b)
PT Adaro Energy Indonesia Tbk	1,688,400	331
Financials (0.1%):
PT Bank Mandiri Persero Tbk	1,301,100	853
		10,000

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ireland (1.6%):
Health Care (0.3%):
Medtronic PLC	35,200	$2,914
Industrials (1.3%):
Eaton Corp. PLC	78,318	13,700
Johnson Controls International PLC	32,500	2,039
		15,739
		18,653
Israel (0.1%):
Consumer Discretionary (0.0%): (b)
Maytronics Ltd. (d)	14,458	175
Financials (0.0%): (b)
Bank Leumi Le-Israel BM	34,102	265
Health Care (0.0%): (b)
Inmode Ltd. (a)	9,492	335
Information Technology (0.1%):
Nice Ltd. (a)	1,809	376
		1,151
Italy (0.6%):
Consumer Staples (0.0%): (b)
Pharmanutra SpA	3,161	200
Health Care (0.1%):
El.En. SpA	39,613	654
Industrials (0.0%): (b)
Leonardo SpA	36,432	409
Information Technology (0.0%): (b)
Sesa SpA	3,615	466
Utilities (0.5%):
Enel SpA	72,877	409
Iren SpA	117,901	204
Snam SpA	978,690	4,808
		5,421
		7,150
Japan (5.7%):
Communication Services (1.0%):
Capcom Co. Ltd.	206,208	6,490
Intage Holdings, Inc. (d)	19,700	212
Kakaku.com, Inc.	250,891	3,738
MarkLines Co. Ltd.	14,700	282
Nippon Telegraph & Telephone Corp.	26,334	763
		11,485

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.7%):
Isuzu Motors Ltd.	49,000	$586
Rinnai Corp.	2,100	147
Shoei Co. Ltd.	10,500	416
Snow Peak, Inc. (d)	13,100	212
Sony Group Corp.	2,100	176
Subaru Corp.	21,400	343
Suzuki Motor Corp.	10,100	355
ZOZO, Inc.	282,800	6,286
		8,521
Consumer Staples (0.5%):
Ajinomoto Co., Inc.	17,900	528
Create SD Holdings Co. Ltd.	9,100	226
Seven & i Holdings Co. Ltd. (d)	10,916	488
Toyo Suisan Kaisha Ltd.	113,749	4,602
		5,844
Financials (0.9%):
eGuarantee, Inc.	14,100	235
Mitsubishi UFJ Financial Group, Inc.	1,072,012	7,601
Mizuho Financial Group, Inc.	37,911	591
ORIX Corp.	22,574	405
Sumitomo Mitsui Financial Group, Inc.	19,375	846
Tokio Marine Holdings, Inc.	21,800	463
		10,141
Health Care (0.5%):
Carenet, Inc. (d)	27,500	232
Hoya Corp.	45,502	4,505
Medical Data Vision Co. Ltd.	35,100	233
Nakanishi, Inc.	10,600	219
Nippon Shinyaku Co. Ltd.	5,200	233
Olympus Corp.	18,800	317
Ono Pharmaceutical Co. Ltd.	20,800	424
Shionogi & Co. Ltd.	7,500	332
		6,495
Industrials (1.3%):
Altech Corp.	14,900	276
Fuji Electric Co. Ltd.	89,000	3,437
gremz, Inc.	15,200	274
Hitachi Ltd.	6,745	341
ITOCHU Corp.	27,209	813
JAC Recruitment Co. Ltd.	15,100	268
Japan Elevator Service Holdings Co. Ltd.	18,200	267
Komatsu Ltd.	23,000	550
Management Solutions Co. Ltd. (d)	10,400	255
Mitsui & Co. Ltd.	24,120	677
NIPPON EXPRESS HOLDINGS, Inc.	7,100	396
Nippon Yusen KK (d)	236,962	6,160
Organo Corp.	16,400	409

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SHO-BOND Holdings Co. Ltd.	5,400	$213
S-Pool, Inc.	46,800	221
Weathernews, Inc.	4,400	217
		14,774
Information Technology (0.6%):
Advantest Corp.	5,700	452
Cybozu, Inc.	24,200	475
Digital Arts, Inc.	3,700	145
Fujitsu Ltd.	3,659	470
Fukui Computer Holdings, Inc.	11,900	244
Future Corp.	23,900	308
Keyence Corp.	800	346
m-up Holdings, Inc.	22,500	175
SHIFT, Inc. (a)	1,500	248
Softcreate Holdings Corp.	11,200	284
TDK Corp.	14,100	472
Ulvac, Inc.	80,682	3,093
		6,712
Materials (0.1%):
JCU Corp.	9,300	218
Maeda Kosen Co. Ltd.	9,100	220
Shin-Etsu Chemical Co. Ltd.	3,043	422
Tosoh Corp.	27,682	377
		1,237
Real Estate (0.0%): (b)
Mitsui Fudosan Co. Ltd.	19,700	376
Utilities (0.1%):
Tokyo Gas Co. Ltd.	41,600	802
		66,387
Luxembourg (0.1%):
Energy (0.1%):
Tenaris SA	30,796	507
Health Care (0.0%): (b)
Eurofins Scientific SE	4,482	312
		819
Malaysia (0.0%): (b)
Financials (0.0%):
Public Bank Bhd	626,700	577
Mexico (0.3%):
Consumer Discretionary (0.0%): (b)
Alsea SAB de CV (a)	180,386	399
Consumer Staples (0.1%):
Fomento Economico Mexicano SAB de CV, ADR	7,350	676

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.1%):
Grupo Financiero Banorte SAB de CV Class O	136,439	$1,152
Industrials (0.1%):
Grupo Aeroportuario del Pacifico SAB de CV Class B	30,973	589
Real Estate (0.0%): (b)
Corp Inmobiliaria Vesta SAB de CV	83,759	243
		3,059
Netherlands (0.8%):
Consumer Staples (0.1%):
Heineken NV	3,645	371
Koninklijke Ahold Delhaize NV	25,214	801
		1,172
Financials (0.1%):
ING Groep NV	35,568	497
NN Group NV	8,988	364
		861
Health Care (0.0%): (b)
QIAGEN NV (a)	8,626	397
Information Technology (0.6%):
ASM International NV	16,394	5,588
STMicroelectronics NV	17,167	822
		6,410
		8,840
New Zealand (0.4%):
Health Care (0.4%):
Fisher & Paykel Healthcare Corp. Ltd.	299,575	4,794
Norway (0.7%):
Consumer Staples (0.0%): (b)
Mowi ASA (d)	19,412	335
Energy (0.4%):
Aker BP ASA	127,749	3,430
Equinor ASA	9,917	304
TGS ASA	24,718	445
		4,179
Financials (0.2%):
SpareBank 1 SMN	204,543	2,699
Information Technology (0.0%): (b)
Bouvet ASA	31,371	183
Materials (0.1%):
Yara International ASA	9,069	431
		7,827

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Puerto Rico (0.0%): (b)
Information Technology (0.0%):
EVERTEC, Inc.	14,921	$549
Qatar (0.0%): (b)
Industrials (0.0%):
Industries Qatar QSC	96,302	368
Russian Federation (0.0%): (b)
Consumer Staples (0.0%):
Magnit PJSC (a) (e) (f)	7,278	—	(g)
Energy (0.0%):
Gazprom PJSC (e) (f)	303,950	9
Rosneft Oil Co. PJSC, GDR (a) (e) (f)	124,892	6
		15
Financials (0.0%):
Sberbank of Russia PJSC, ADR (a) (e) (f)	91,313	1
		16
Saudi Arabia (0.2%):
Financials (0.1%):
The Saudi National Bank	56,320	709
Information Technology (0.0%): (b)
Arabian Internet Communications Services Co.	5,863	386
Materials (0.1%):
SABIC Agri-Nutrients Co.	18,672	664
		1,759
Singapore (0.4%):
Consumer Staples (0.1%):
Sheng Siong Group Ltd.	210,000	254
Wilmar International Ltd.	203,429	595
		849
Financials (0.3%):
DBS Group Holdings Ltd.	21,805	553
Singapore Exchange Ltd.	488,327	3,155
		3,708
Utilities (0.0%): (b)
Sembcorp Industries Ltd.	160,600	432
		4,989
South Africa (0.4%):
Consumer Discretionary (0.3%):
Mr Price Group Ltd.	430,617	3,573
Financials (0.1%):
Absa Group Ltd.	56,067	606

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.0%): (b)
The Bidvest Group Ltd.	30,213	$385
		4,564
South Korea (1.2%):
Communication Services (0.1%):
JYP Entertainment Corp.	15,232	905
KT Corp.	20,131	463
		1,368
Consumer Discretionary (0.1%):
Hyundai Mobis Co. Ltd.	2,610	419
Kia Corp.	10,884	619
		1,038
Consumer Staples (0.0%): (b)
BGF retail Co. Ltd.	1,356	185
Financials (0.1%):
DB Insurance Co. Ltd.	2,947	172
Hana Financial Group, Inc.	20,405	700
Samsung Securities Co. Ltd.	18,493	468
Woori Financial Group, Inc.	31,155	287
		1,627
Health Care (0.1%):
Hugel, Inc. (a)	2,558	249
Samsung Biologics Co. Ltd. (a) (c)	584	341
		590
Industrials (0.0%): (b)
CJ Corp.	5,449	358
Information Technology (0.8%):
Innox Advanced Materials Co. Ltd.	14,502	426
Samsung Electro-Mechanics Co. Ltd.	4,568	497
Samsung Electronics Co. Ltd.	164,140	7,512
SK Hynix, Inc.	11,209	758
		9,193
		14,359
Spain (1.0%):
Energy (0.0%): (b)
Repsol SA	21,241	336
Financials (0.9%):
Banco Bilbao Vizcaya Argentaria SA	1,202,898	9,349
Banco Santander SA	156,436	616
Bankinter SA	51,512	362
		10,327
Information Technology (0.0%): (b)
Global Dominion Access SA (c)	57,640	215

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
Corp. ACCIONA Energias Renovables SA	11,884	$461
Iberdrola SA	41,596	477
		938
		11,816
Sweden (1.2%):
Consumer Discretionary (0.1%):
Evolution AB (c)	4,991	602
Health Care (0.0%): (b)
Biotage AB	15,338	222
Industrials (1.0%):
Atlas Copco AB Class B	459,276	4,839
BTS Group AB B Shares (d)	7,904	232
CTT Systems AB	8,920	158
GARO AB	17,621	142
Hexatronic Group AB	32,310	376
Nibe Industrier AB Class B	584,238	6,042
Volvo AB Class B	21,623	433
		12,222
Materials (0.1%):
Boliden AB	14,788	606
		13,652
Switzerland (3.1%):
Consumer Discretionary (0.1%):
Cie Financiere Richemont SA Registered Shares	6,780	1,025
Consumer Staples (0.5%):
Coca-Cola HBC AG	17,924	459
Nestle SA Registered Shares	53,072	5,981
		6,440
Financials (1.2%):
Chubb Ltd.	36,517	7,706
Julius Baer Group Ltd.	8,275	549
Partners Group Holding AG	5,202	4,927
Swiss Life Holding AG	818	492
UBS Group AG	25,073	545
		14,219
Health Care (1.0%):
Coltene Holding AG Registered Shares	3,058	233
Novartis AG Registered Shares	16,531	1,392
Roche Holding AG	34,035	9,816
		11,441

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.1%):
ABB Ltd. Registered Shares	10,984	$365
Kardex Holding AG Registered Shares	1,944	362
		727
Information Technology (0.1%):
Landis+Gyr Group AG	5,534	416
u-blox Holding AG	3,050	328
		744
Materials (0.1%):
Glencore PLC	78,769	470
Gurit Holding AG (d)	2,330	242
Holcim AG	8,282	511
		1,223
		35,819
Taiwan (1.9%):
Consumer Discretionary (0.0%): (b)
Poya International Co. Ltd.	16,000	310
Financials (0.6%):
Cathay Financial Holding Co. Ltd.	5,173,000	7,338
Health Care (0.1%):
Lotus Pharmaceutical Co. Ltd.	44,000	405
Universal Vision Biotechnology Co. Ltd.	27,400	291
		696
Information Technology (1.2%):
Gold Circuit Electronics Ltd.	199,800	602
Hon Hai Precision Industry Co. Ltd.	212,000	702
Lite-On Technology Corp.	2,340,000	5,326
Taiwan Semiconductor Manufacturing Co. Ltd.	338,000	5,594
Unimicron Technology Corp.	64,000	264
Wiwynn Corp.	30,000	941
		13,429
		21,773
Thailand (0.1%):
Materials (0.0%): (b)
Indorama Ventures PCL	394,100	410
Real Estate (0.1%):
AP Thailand PCL	1,174,600	412
		822
United Arab Emirates (0.0%): (b)
Consumer Discretionary (0.0%):
Americana Restaurants International PLC (a)	361,170	342

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United Kingdom (4.8%):
Communication Services (0.1%):
4imprint Group PLC	6,897	$371
Informa PLC	48,548	390
WPP PLC	24,468	301
		1,062
Consumer Discretionary (0.5%):
JD Sports Fashion PLC	369,753	805
Next PLC	40,999	3,372
Stellantis NV	64,825	1,134
		5,311
Consumer Staples (0.7%):
Imperial Brands PLC	286,003	6,889
Reckitt Benckiser Group PLC	4,978	345
Tesco PLC	175,813	539
		7,773
Energy (0.1%):
BP PLC	159,799	1,050
Harbour Energy PLC	66,799	233
		1,283
Financials (1.0%):
3i Group PLC	42,975	841
Barclays PLC	1,976,625	4,147
HSBC Holdings PLC	778,316	5,961
Legal & General Group PLC	101,769	313
Standard Chartered PLC	90,422	855
		12,117
Health Care (0.1%):
AstraZeneca PLC	11,252	1,466
Ergomed PLC (a)	14,702	199
		1,665
Industrials (0.8%):
Alpha Financial Markets Consulting PLC	49,436	262
Ashtead Group PLC	73,135	4,838
BAE Systems PLC	33,557	362
Concentric AB	11,502	240
Judges Scientific PLC	3,624	414
Mitie Group PLC	227,910	221
Renew Holdings PLC	36,672	315
Sensata Technologies Holding PLC	47,200	2,388
SThree PLC	69,514	381
		9,421

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
Kainos Group PLC	22,249	$372
The Sage Group PLC	35,141	316
		688
Materials (1.4%):
Anglo American PLC	25,432	879
Croda International PLC	64,042	5,050
Mondi PLC	22,626	380
Rio Tinto PLC	141,690	9,721
Treatt PLC	34,714	231
		16,261
Real Estate (0.0%): (b)
Safestore Holdings PLC	29,456	358
Utilities (0.0%): (b)
Drax Group PLC	39,571	302
		56,241
United States (54.0%):
Communication Services (3.0%):
Alphabet, Inc. Class C (a)	208,254	18,805
Alphabet, Inc. Class A (a)	26,700	2,405
Meta Platforms, Inc. Class A (a)	69,246	12,114
The Trade Desk, Inc. Class A (a)	24,017	1,344
		34,668
Consumer Discretionary (7.1%):
Acushnet Holdings Corp.	10,131	489
Airbnb, Inc. Class A (a)	10,181	1,255
Amazon.com, Inc. (a)	160,272	15,102
BJ's Restaurants, Inc. (a)	21,467	687
Brunswick Corp.	3,222	282
Darden Restaurants, Inc.	9,200	1,315
Gentherm, Inc. (a)	6,259	398
Johnson Outdoors, Inc. Class A	7,692	499
LKQ Corp.	33,400	1,913
Mattel, Inc. (a)	57,700	1,038
McDonald's Corp.	65,460	17,276
Movado Group, Inc.	12,422	430
NIKE, Inc. Class B	19,625	2,331
O'Reilly Automotive, Inc. (a)	3,695	3,067
Overstock.com, Inc. (a)	16,294	316
PulteGroup, Inc.	160,229	8,760
Ross Stores, Inc.	86,217	9,530
Ruth's Hospitality Group, Inc.	27,059	505
Samsonite International SA (a) (c)	142,500	400
Sonos, Inc. (a)	26,143	508
Tesla, Inc. (a)	30,994	6,376
Thor Industries, Inc.	5,714	520
Topgolf Callaway Brands Corp. (a)	20,156	467

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tractor Supply Co.	10,161	$2,370
Tri Pointe Homes, Inc. (a)	21,663	516
Ulta Beauty, Inc. (a)	13,493	7,000
		83,350
Consumer Staples (4.2%):
Colgate-Palmolive Co.	173,721	12,734
Keurig Dr Pepper, Inc.	92,400	3,192
Lamb Weston Holdings, Inc.	5,400	544
Mondelez International, Inc. Class A	40,700	2,653
PepsiCo, Inc.	100,860	17,502
The Estee Lauder Cos., Inc.	41,100	9,989
U.S. Foods Holding Corp. (a)	60,600	2,274
		48,888
Energy (2.5%):
APA Corp.	173,529	6,660
Cactus, Inc. Class A	62,569	2,875
Clean Energy Fuels Corp. (a)	58,959	330
ConocoPhillips	84,734	8,757
Enterprise Products Partners LP	92,300	2,357
Expro Group Holdings NV (a)	20,477	466
Hess Corp.	15,300	2,061
Marathon Oil Corp.	97,100	2,442
Ovintiv, Inc.	40,700	1,741
RPC, Inc.	70,494	618
Select Energy Services, Inc. Class A	59,085	438
Solaris Oilfield Infrastructure, Inc. Class A	42,358	378
TETRA Technologies, Inc. (a)	173,193	617
		29,740
Financials (7.7%):
Bank of America Corp.	319,464	10,958
Blackstone, Inc.	17,788	1,615
Brown & Brown, Inc.	52,200	2,927
Cboe Global Markets, Inc.	22,600	2,851
Employers Holdings, Inc.	9,819	436
First Busey Corp.	17,718	428
Interactive Brokers Group, Inc.	37,100	3,195
JPMorgan Chase & Co.	105,241	15,086
LPL Financial Holdings, Inc.	39,607	9,884
Markel Corp. (a)	3,800	5,054
MSCI, Inc.	4,269	2,229
OFG Bancorp	18,215	554
S&P Global, Inc.	30,087	10,266
State Street Corp.	24,200	2,146
Synchrony Financial	141,805	5,064
The PNC Financial Services Group, Inc.	23,142	3,655
The Progressive Corp.	30,800	4,420
Unum Group	204,631	9,116
		89,884

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (7.5%):
AbbVie, Inc.	19,100	$2,939
Addus HomeCare Corp. (a)	3,623	394
Amgen, Inc.	41,816	9,687
Apollo Medical Holdings, Inc. (a)	11,487	401
Artivion, Inc. (a)	13,167	174
Atrion Corp.	633	360
BioLife Solutions, Inc. (a)	16,954	394
Catalyst Pharmaceuticals, Inc. (a)	36,429	556
Cigna Corp.	7,900	2,308
CorVel Corp. (a)	3,078	555
CryoPort, Inc. (a)	12,599	273
CVS Health Corp.	65,443	5,467
Dexcom, Inc. (a)	20,998	2,331
Dynavax Technologies Corp. (a)	28,302	291
Eli Lilly & Co.	38,770	12,066
GE Healthcare Technologies, Inc. (a)	16,200	1,231
Humana, Inc.	3,000	1,485
IDEXX Laboratories, Inc. (a)	22,518	10,656
Intuitive Surgical, Inc. (a)	3,081	707
Johnson & Johnson	83,978	12,870
Lantheus Holdings, Inc. (a)	5,183	383
LeMaitre Vascular, Inc.	12,852	644
McKesson Corp.	3,200	1,119
Merck & Co., Inc.	30,900	3,283
Neogen Corp. (a)	22,038	390
STAAR Surgical Co. (a)	4,606	255
Tandem Diabetes Care, Inc. (a)	7,550	271
The Joint Corp. (a)	12,112	190
Thermo Fisher Scientific, Inc.	5,032	2,726
U.S. Physical Therapy, Inc.	3,108	315
UFP Technologies, Inc. (a)	5,332	628
UnitedHealth Group, Inc.	19,071	9,077
Veeva Systems, Inc. Class A (a)	9,059	1,501
Vericel Corp. (a)	17,873	544
Zoetis, Inc.	10,234	1,709
		88,180
Industrials (3.0%):
AAON, Inc.	9,319	848
Allied Motion Technologies, Inc.	13,482	582
CoStar Group, Inc. (a)	34,289	2,423
Delta Air Lines, Inc. (a)	198,922	7,627
Encore Wire Corp.	2,022	390
FedEx Corp.	6,300	1,280
Forward Air Corp.	1,377	142
Honeywell International, Inc.	60,481	11,581
Leidos Holdings, Inc.	19,300	1,873
NOW, Inc. (a)	48,646	625
PACCAR, Inc.	12,000	866
Parker-Hannifin Corp.	5,500	1,935
See notes to financial statements.

26

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Raytheon Technologies Corp.	13,800	$1,354
The Greenbrier Cos., Inc.	14,792	475
Transcat, Inc. (a)	8,802	792
Uber Technologies, Inc. (a)	68,058	2,264
		35,057
Information Technology (14.9%):
Adobe, Inc. (a)	5,939	1,924
Advanced Energy Industries, Inc.	5,688	529
Ambarella, Inc. (a)	2,966	280
Apple, Inc.	273,391	40,301
Arista Networks, Inc. (a)	22,770	3,158
Broadcom, Inc.	3,043	1,808
Cadence Design Systems, Inc. (a)	16,490	3,182
CDW Corp.	12,144	2,458
Cisco Systems, Inc.	231,655	11,217
ePlus, Inc. (a)	13,976	757
Fidelity National Information Services, Inc.	43,600	2,763
FleetCor Technologies, Inc. (a)	6,700	1,439
Fortinet, Inc. (a)	157,535	9,364
Global Payments, Inc.	5,800	651
Grid Dynamics Holdings, Inc. (a)	40,021	466
Insight Enterprises, Inc. (a)	5,483	734
Mastercard, Inc. Class A	36,781	13,068
Microsoft Corp.	137,674	34,339
Motorola Solutions, Inc.	8,580	2,255
Napco Security Technologies, Inc. (a)	20,076	634
NVIDIA Corp.	96,303	22,358
Palo Alto Networks, Inc. (a)	13,537	2,550
PayPal Holdings, Inc. (a)	15,086	1,110
Perficient, Inc. (a)	7,487	530
ServiceNow, Inc. (a)	6,730	2,909
Texas Instruments, Inc.	58,153	9,970
Visa, Inc. Class A	19,395	4,266
		175,020
Materials (0.9%):
Alcoa Corp.	123,160	6,027
Hawkins, Inc.	9,005	366
PPG Industries, Inc.	14,900	1,968
Sealed Air Corp.	56,100	2,728
		11,089
Real Estate (1.5%):
Alexandria Real Estate Equities, Inc.	14,400	2,157
Equity LifeStyle Properties, Inc.	17,000	1,165
Gladstone Land Corp.	11,050	194
Invitation Homes, Inc.	53,300	1,666
Prologis, Inc.	98,711	12,181
		17,363

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (1.7%):
Constellation Energy Corp.	101,331	$7,589
Exelon Corp.	46,400	1,874
MGE Energy, Inc.	89,252	6,317
The York Water Co.	7,161	311
Vistra Corp.	171,700	3,776
		19,867
		633,106
Total Common Stocks (Cost $958,749)		1,153,330
Exchange-Traded Funds (0.0%) (b)
United States (0.0%):
iShares Core MSCI EAFE ETF	2,889	188
iShares MSCI EAFE Small-Cap ETF	1,236	73
		261
Total Exchange-Traded Funds (Cost $264)		261
Collateral for Securities Loaned (0.6%)^
United States (0.6%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.47% (h)	1,656,972	1,657
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.45% (h)	1,656,972	1,657
Invesco Government & Agency Portfolio, Institutional Shares, 4.52% (h)	1,656,972	1,657
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.41% (h)	1,656,972	1,657
Total Collateral for Securities Loaned (Cost $6,628)		6,628
Total Investments (Cost $965,641) — 99.0%		1,160,219
Other assets in excess of liabilities — 1.0%		11,937
NET ASSETS — 100.00%		$1,172,156

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of February 28, 2023, the fair value of these securities was $9,651 thousands and amounted to 0.8% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Securities were fair valued based upon procedures approved by the Board of Trustees and represent less than 0.05% of net assets as of February 28, 2023. These securities are classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements.)

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued February 28, 2023

(f)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at February 28, 2023, (amount in thousands):

Security Name	Acquisition Date	Cost
Gazprom PJSC	8/13/2021	$1,231
Magnit PJSC	9/16/2021	568
Rosneft Oil Co. PJSC, GDR	4/6/2021	964
Sberbank of Russia PJSC, ADR	3/26/2021	1,405

(g)  Rounds to less than $1 thousand.

(h)  Rate disclosed is the daily yield on February 28, 2023.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Sustainable World Fund
Assets:
Investments, at value (Cost $965,641)	$1,160,219	(a)
Foreign currency, at value (Cost $953)	957
Cash	15,328
Receivables:
Interest and dividends	1,474
Capital shares issued	148
Investments sold	2,420
Reclaims	2,021
From Adviser	3
Prepaid expenses	20
Total Assets	1,182,590
Liabilities:
Payables:
Collateral received on loaned securities	6,628
Investments purchased	2,268
Capital shares redeemed	389
Accrued foreign capital gains taxes	21
Accrued expenses and other payables:
Investment advisory fees	691
Administration fees	138
Custodian fees	38
Transfer agent fees	106
Compliance fees	1
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	153
Total Liabilities	10,434
Net Assets:
Capital	1,034,680
Total accumulated earnings/(loss)	137,476
Net Assets	$1,172,156
Net Assets
Fund Shares	$1,163,680
Institutional Shares	4,140
Class A	4,336
Total	$1,172,156
Shares (unlimited number of shares authorized with no par value):
Fund Shares	51,520
Institutional Shares	183
Class A	191
Total	51,894
Net asset value, offering and redemption price per share: (c)
Fund Shares	$22.59
Institutional Shares	22.66
Class A	22.66
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$24.04

(a)  Includes $6,148 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Sustainable World Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Dividends	$19,137	$30,586
Interest	122	5
Securities lending (net of fees)	51	109
Foreign tax withholding	(1,396)	(2,432)
Total Income	17,914	28,268
Expenses:
Investment advisory fees	6,592	11,033
Administration fees — Fund Shares	1,309	2,197
Administration fees — Institutional Shares	3	3
Administration fees — Class A	5	5
Sub-Administration fees	80	103
12b-1 fees — Class A	8	8
Custodian fees	179	320
Transfer agent fees — Fund Shares	987	1,396
Transfer agent fees — Institutional Shares	3	3
Transfer agent fees — Class A	3	3
Trustees' fees	36	49
Compliance fees	9	10
Legal and audit fees	149	135
State registration and filing fees	57	43
Interfund lending fees	— (b)	—
Other expenses	181	179
Recoupment of prior expenses waived/reimbursed by Adviser	8	—
Total Expenses	9,609	15,487
Expenses waived/reimbursed by Adviser	(40)	(21)
Net Expenses	9,569	15,466
Net Investment Income (Loss)	8,345	12,802
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(35,818)	48,933
Foreign taxes on realized gains	26	(32)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(1,082)	(187,082)
Net change in accrued foreign taxes on unrealized gains	22	94
Net realized/unrealized gains (losses) on investments	(36,852)	(138,087)
Change in net assets resulting from operations	$(28,507)	$(125,285)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

31

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Sustainable World Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$8,345	$12,802	$11,845
Net realized gains (losses)	(35,792)	48,901	265,661
Net change in unrealized appreciation/ depreciation	(1,060)	(186,988)	176,212
Change in net assets resulting from operations	(28,507)	(125,285)	453,718
Distributions to Shareholders:
Fund Shares	(32,058)	(247,859)	(64,664)
Institutional Shares	(127)	(505)	(328)
Class A	(106)	(464)	(321)
Change in net assets resulting from distributions to shareholders	(32,291)	(248,828)	(65,313)
Change in net assets resulting from capital transactions	(49,516)	143,070	(116,446)
Change in net assets	(110,314)	(231,043)	271,959
Net Assets:
Beginning of period	1,282,470	1,513,513	1,241,554
End of period	$1,172,156	$1,282,470	$1,513,513

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(continues on next page)

See notes to financial statements.

32

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Sustainable World Fund
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$29,270	$72,669	$72,139
Distributions reinvested	31,606	245,078	63,933
Cost of shares redeemed	(109,763)	(180,222)	(241,694)
Total Fund Shares	$(48,887)	$137,525	$(105,622)
Institutional Shares
Proceeds from shares issued	$3,805	$4,067	$1,307
Distributions reinvested	125	496	96
Cost of shares redeemed	(4,915)	(1,169)	(6,761)
Total Institutional Shares	$(985)	$3,394	$(5,358)
Class A
Proceeds from shares issued	$472	$2,341	$6,709
Distributions reinvested	83	253	61
Cost of shares redeemed	(199)	(443)	(12,236)
Total Class A	$356	$2,151	$(5,466)
Change in net assets resulting from capital transactions	$(49,516)	$143,070	$(116,446)
Share Transactions:
Fund Shares
Issued	1,319	2,521	2,582
Reinvested	1,420	8,958	2,305
Redeemed	(4,937)	(6,358)	(8,859)
Total Fund Shares	(2,198)	5,121	(3,972)
Institutional Shares
Issued	169	161	48
Reinvested	6	18	3
Redeemed	(215)	(42)	(227)
Total Institutional Shares	(40)	137	(176)
Class A
Issued	20	89	280
Reinvested	4	9	2
Redeemed	(9)	(15)	(464)
Total Class A	15	83	(182)
Change in Shares	(2,223)	5,341	(4,330)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Sustainable World Fund
	Fund Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022		Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$23.70	$31.03		$23.38	$30.71		$31.82	$31.16
Investment Activities:
Net investment income (loss)	0.16 (b)	0.25	(b)	0.23 (b)	0.27	(b)	0.33	0.30
Net realized and unrealized gains (losses)	(0.65)	(2.36)		8.74	2.87		0.51	1.78
Total from Investment Activities	(0.49)	(2.11)		8.97	3.14		0.84	2.08
Distributions to Shareholders from:
Net investment income	(0.09)	(0.27)		(0.18)	(0.32)		(0.28)	(0.23)
Net realized gains	(0.53)	(4.95)		(1.14)	(10.15)		(1.67)	(1.19)
Total Distributions	(0.62)	(5.22)		(1.32)	(10.47)		(1.95)	(1.42)
Net Asset Value, End of Period	$22.59	$23.70		$31.03	$23.38		$30.71	$31.82
Total Return (c) (d)	(2.01)%	(8.90)%		39.07%	7.81%		3.23%	6.68%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.09%	1.05%		1.05%	1.07%		1.09%	1.10%
Net Investment Income (Loss) (e)	0.95%	0.87%		0.86%	0.98%		1.09%	0.98%
Gross Expenses (e) (f)	1.09%	1.05%		1.05%	1.07%		1.09%	1.10%
Supplemental Data:
Net Assets at end of period (000's)	$1,163,680	$1,272,993		$1,507,963	$1,228,986		$1,280,661	$1,353,880
Portfolio Turnover (c) (i)	23%	37	%(j)	88%	103	%(k)	8%	10%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares.

(j)  Reflects a return to normal trading levels after a prior year subadvisor termination.

(k)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Sustainable World Fund
	Institutional Shares
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022		Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$23.78	$31.10		$23.42	$30.74		$31.75		$31.14
Investment Activities:
Net investment income (loss)	0.17 (b)	0.31	(b)	0.24 (b)	0.29	(b)	0.38		0.29
Net realized and unrealized gains (losses)	(0.65)	(2.41)		8.77	2.86		0.48		1.80
Total from Investment Activities	(0.48)	(2.10)		9.01	3.15		0.86		2.09
Distributions to Shareholders from:
Net investment income	(0.11)	(0.27)		(0.19)	(0.32)		(0.20)		(0.29)
Net realized gains	(0.53)	(4.95)		(1.14)	(10.15)		(1.67)		(1.19)
Total Distributions	(0.64)	(5.22)		(1.33)	(10.47)		(1.87)		(1.48)
Net Asset Value, End of Period	$22.66	$23.78		$31.10	$23.42		$30.74		$31.75
Total Return (c) (d)	(1.96)%	(8.87)%		39.17%	7.85%		3.29%		6.70%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.00%	1.00%		0.99%	1.00%		1.05	%(i)	1.10%
Net Investment Income (Loss) (e)	1.01%	1.10%		0.87%	1.00%		1.13%		1.19%
Gross Expenses (e) (f)	1.49%	1.29%		1.27%	1.13%		1.11%		1.10%
Supplemental Data:
Net Assets at end of period (000's)	$4,140	$5,301		$2,660	$6,143		$12,567		$30,127
Portfolio Turnover (c) (j)	23%	37	%(k)	88%	103	%(l)	8%		10%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Effective October 1, 2018, USAA Asset Management Company ("AMCO") (previous Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares.

(k)  Reflects a return to normal trading levels after a prior year subadvisor termination.

(l)  Reflects increased trading activity due to transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

35

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Sustainable World Fund
	Class A
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022		Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$23.77	$31.06		$23.40	$30.77		$31.86	$31.07
Investment Activities:
Net investment income (loss) (b)	0.11	0.19		0.15	0.19		0.24	0.18
Net realized and unrealized gains (losses)	(0.65)	(2.40)		8.76	2.86		0.53	1.80
Total from Investment Activities	(0.54)	(2.21)		8.91	3.05		0.77	1.98
Distributions to Shareholders from:
Net investment income	(0.04)	(0.13)		(0.11)	(0.27)		(0.19)	—	(c)
Net realized gains	(0.53)	(4.95)		(1.14)	(10.15)		(1.67)	(1.19)
Total Distributions	(0.57)	(5.08)		(1.25)	(10.42)		(1.86)	(1.19)
Redemption Fees Added to Beneficial Interests	$—	$—		$—	$—		$—	$—	(c)
Net Asset Value, End of Period	$22.66	$23.77		$31.06	$23.40		$30.77	$31.86
Total Return (excludes sales charges) (d) (e)	(2.19)%	(9.18)%		38.73%	7.49%		2.98%	6.36%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	1.35%	1.32%		1.32%	1.35%		1.35%	1.39	%(j)
Net Investment Income (Loss) (f)	0.68%	0.67%		0.53%	0.68%		0.76%	0.57%
Gross Expenses (f) (g)	1.83%	1.68%		1.62%	1.43%		1.46%	1.43%
Supplemental Data:
Net Assets at end of period (000's)	$4,336	$4,176		$2,890	$6,425		$8,133	$10,114
Portfolio Turnover (d) (k)	23%	37	%(l)	88%	103	%(m)	8%	10%

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Effective October 1, 2017, AMCO had voluntarily agreed to limit the annual expenses of the Class A shares to 1.35% of the Class A shares' average daily net assets.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares.

(l)  Reflects a return to normal trading levels after a prior year subadvisor termination.

(m)  Reflects increased trading activity due to transition or asset allocation shift.

See notes to financial statements.

36

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Sustainable World Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees ("the Board") approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of February 28, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$727,391	$425,923	$16	$1,153,330
Exchange-Traded Funds	261	—	—	261
Collateral for Securities Loaned	6,628	—	—	6,628
Total	$734,280	$425,923	$16	$1,160,219

As of February 28, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of February 28, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of February 28, 2023.

Value of Securities on Loan		Non-Cash Collateral	Cash Collateral
$6,237	(a)	$—	$6,628

(a)  Includes $89 thousand of securities on loan that were sold prior to February 28, 2023.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund filed for additional European Union ("EU") reclaims related to prior years. In October 2022, the Sweden Tax Authority issued favorable decisions relating to claims for Sweden. These EU reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For the nine months ended February 28, 2023, the Fund recognized $46 thousand in EU reclaims and less than $1 thousand in related interest and entitlements. There were no EU reclaims recognized for the year ended May 31, 2022. These EU reclaims are reflected on the Statements of Operations as Dividend Income.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended February 28, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$268,433	$339,850

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the largest funds within the Lipper Global Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2022, to February 28, 2023, there were no performance fee adjustments. For the year ended May 31, 2022, performance adjustments were $0, $0, and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.00%, 0.00%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended February 28, 2023, and the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A, For the nine months ended February 28, 2023, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A. For the year ended May 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of February 28, 2023, the expense limits (excluding voluntary waivers) were 1.09%, 1.00%, and 1.35% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$1	$37	$21	$32	$91

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of May 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$14	$37	$21	$72

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended February 28, 2023, and the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Certain Russian securities held by the Fund had declared dividends, however there is no assurance these dividends can be collected by the Fund. As a result, all such dividend receivables related to these Russian securities are valued at zero as of the current fiscal year-end.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Maximum Average Interest Rate*	Borrowing During the Period
$—	$894	6	4.94%	$1,363

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended February 28, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at February 28, 2023	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$593	1	2.86%	$593

*  Based on the number of days borrowings were outstanding for the nine months ended February 28, 2023.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,579	$27,712	$32,291

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$54,516	$194,312	$248,828	$9,425	$55,888	$65,313

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$8,147	$(67)	$8,080	$(48,498)	$177,894	$137,476

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, passive foreign investment company adjustments, partnership, and REIT/Non REIT ROC adjustments.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$35,759	$12,739	$48,498

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$982,325	$258,343	$(80,449)	$177,894

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

8. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Sustainable World Fund	Victory Sustainable World Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Sustainable World Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Sustainable World Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

48

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

49

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

50

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

51

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

52

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

53

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

54

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
Fund Shares	$1,000.00	$1,045.10	$1,019.39	$5.53	$5.46	1.09%
Institutional Shares	1,000.00	1,045.50	1,019.84	5.07	5.01	1.00%
Class A	1,000.00	1,043.50	1,018.10	6.84	6.76	1.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

55

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended February 28, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended February 28, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
37%	80%	$27,712

56

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Sustainable World Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

57

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, five- and ten-year periods ended June 30, 2022, and was below the average of its performance universe for the three-year period ended June 30, 2022, and was below its Lipper index for the one- and three-year periods ended June 30, 2022, and was above its Lipper index for the five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to

58

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

59

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

60

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23411-0423

February 28, 2023

Annual Report

USAA Treasury Money Market Trust®

(Also Known as Victory Treasury Money Market Trust*)

*  Effective at the start of business on April 24, 2023, the Fund name will change to Victory Treasury Money Market Trust. Please see Notes to the Financial Statements for subsequent event information.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information (Unaudited)	20
Trustee and Officer Information	20
Proxy Voting and Portfolio Holdings Information	26
Expense Example	26
Advisory Contract Renewal	27
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your USAA Mutual Fund has shifted from a fiscal year ended May 31st to a fiscal year ended February 28th/the last day of February. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from June 1, 2022, through February 28, 2023. Future annual reports will cover the 12-month period ended February 28th/the last day of February going forward.

Our most recent annual reporting period has been a challenging period for investors. Consider some of the headwinds: heightened geopolitical tensions, a terrible war in Eastern Europe, elevated energy and food costs, high inflation, and rising interest rates. All this has dampened global growth and created a difficult backdrop for both bond and stock investors.

The inflation data was particularly troublesome and surprised many throughout the past year with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly throughout the annual reporting period. And if that wasn't enough, zero-COVID-19 policies in China (which fortunately have been recently lifted) further exacerbated supply chain issues. As one might expect, all these obstacles ratcheted up volatility across financial markets.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of almost 3% for our abbreviated annual reporting period. But perhaps what made 2022 even more difficult was the performance of fixed income markets. The Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 4% during the same period. That's not exactly the offset to equity performance that many investors come to expect from bonds.

It's been difficult, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets often snap back sharply (as happened this past July, October and earlier this calendar year), investors often wonder if they have missed an opportunity.

Through all of the turmoil and challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Treasury Money Market Trust

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

During the nine-month reporting period ended February 28, 2023, market conditions changed dramatically. [The Fund's fiscal year-end changed this year to February 28 from May 31, resulting in a shorter reporting period for fiscal year ended 2023.] Beginning in March 2022, officials at the U.S. Federal Reserve (the "Fed") began raising their target range for federal funds in an effort to cool the economy and control inflation. With inflation firmly higher than the Fed's target level, they continued to raise rates aggressively during the entire reporting period. As of June 1, 2022, the target federal funds rate was a range of between 0.75% and 1.00%. By the end of the reporting period on February 28, 2023, that range had risen to between 4.50% and 4.75%. The Fed has indicated that, depending on incoming economic data, additional future rate increases may be required.

As a result of the Fed's interest rate target increases during the reporting period, short-term interest rates rose significantly. This resulted in higher yields on U.S. Treasury bills, repurchase agreements, and short-term notes. We would expect this trend to continue should the Fed continue to increase the Fed funds rate.

•  How did the USAA Treasury Money Market Trust (the "Fund") perform during the reporting period?

For the nine-month reporting period ended February 28, 2023, the Fund had a return of 2.06%, compared to an average of 1.91% for the funds in the Lipper U.S. Treasury Money Market Funds category.

•  What strategies did you employ during the period?

In keeping with our investment approach, we continued to invest the Fund's portfolio in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. During the reporting period, the Fund maintained a short weighted average maturity in order to take advantage of rising short-term yields. The Fund also maintained holdings in U.S. Treasury floating-rate notes in anticipation that short-term interest rates would continue to move higher over the near term.

Thank you for allowing us to assist in your investment needs.

4

USAA Treasury Money Market Trust

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended February 28, 2023

Fund Shares
INCEPTION DATE	2/1/91
Net Asset Value
One Year	2.09%
Five Year	1.11%
Ten Year	0.62%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Treasury Money Market Trust — Growth of $10,000

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Treasury Money Market Trust	February 28, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks maximum current income while maintaining the highest degree of safety and liquidity.

Portfolio Mix

February 28, 2023

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Treasury Money Market Trust	Schedule of Portfolio Investments February 28, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (33.5%)
U.S. Treasury Bills 4.41%, 3/14/23 (a)	$50,000	$49,918
4.02%, 3/21/23 (a)	25,000	24,937
4.22%, 4/18/23 (a)	25,000	24,846
4.67%, 6/20/23 (a)	25,000	24,633
U.S. Treasury Notes 4.84% (USBMMY3M+3bps), 4/30/23 (b)	50,000	50,022
4.84% (USBMMY3M+3bps), 7/31/23 (b)	50,000	50,014
Total U.S. Treasury Obligations (Cost $224,370)		224,370
Repurchase Agreements (67.2%)
Bank of America Securities, Inc., 4.52%, 3/1/23, purchased on 2/28/23, with a maturity date of 3/1/23, with a value of $90,000 (collateralized by U.S. Treasury Notes, 1.88%, due 5/15/29, with a value of $91,800)	90,000	90,000
Fixed Income Clearing Corporation-State Street Bank & Trust Co., 4.53%, 3/1/23, purchased on 2/28/23, with a maturity date of 3/1/23, with a value of $360,000 (collateralized by U.S. Treasury Inflation Note Index (c), 0.25% – 3.88%, due 7/15/29 – 9/30/29, with a value of $367,200)	360,000	360,000
Total Repurchase Agreements (Cost $450,000)		450,000
Total Investments (Cost $674,370) — 100.7%		674,370
Liabilities in excess of other assets — (0.7)%		(4,818)
NET ASSETS — 100.00%		$669,552

(a)  Rate represents the effective yield at February 28, 2023.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of February 28, 2023.

(c)  U.S. Treasury inflation-indexed notes — designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

bps — Basis points

USBMMY3M — 3 Month Treasury Bill Rate

See notes to financial statements.

7

USAA Mutual Funds Trust	Statement of Assets and Liabilities February 28, 2023

(Amounts in Thousands, Except Per Share Amounts)

	USAA Treasury Money Market Trust
Assets:
Investments, at value (Cost $224,370)	$224,370
Repurchase agreements, at value (Cost $450,000)	450,000
Cash	4,255
Receivables:
Interest	438
Capital shares issued	732
From Adviser	27
Prepaid expenses	12
Total Assets	679,834
Liabilities:
Payables:
Distributions	4
Capital shares redeemed	10,043
Accrued expenses and other payables:
Investment advisory fees	65
Administration fees	52
Transfer agent fees	53
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	64
Total Liabilities	10,282
Net Assets:
Capital	669,552
Total accumulated earnings/(loss)	—	(a)
Net Assets	$669,552
Shares (unlimited number of shares authorized with no par value):	669,553
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

8

USAA Mutual Funds Trust	Statements of Operations

(Amounts in Thousands)

	USAA Treasury Money Market Trust
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022
Investment Income:
Interest	$14,501	$716
Total Income	14,501	716
Expenses:
Investment advisory fees	571	614
Administration fees	457	491
Sub-Administration fees	17	5
Custodian fees	2	13
Transfer agent fees	457	491
Trustees' fees	36	48
Compliance fees	4	3
Legal and audit fees	47	55
State registration and filing fees	45	35
Other expenses	68	61
Total Expenses	1,704	1,816
Expenses waived/reimbursed by Adviser	(106)	(1,298)
Net Expenses	1,598	518
Net Investment Income	12,903	198
Change in net assets resulting from operations	$12,903	$198

(a)  Effective February 28, 2013, the Fund's fiscal year-end changed from May 31 to February 28.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Treasury Money Market Trust
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income	$12,903	$198	$173
Net realized gains (losses)	—	—	— (b)
Change in net assets resulting from operations	12,903	198	173
Change in net assets resulting from distributions to shareholders	(12,903)	(198)	(173)
Change in net assets resulting from capital transactions	149,571	23,204	(47,136)
Change in net assets	149,571	23,204	(47,136)
Net Assets:
Beginning of period	519,981	496,777	543,913
End of period	$669,552	$519,981	$496,777
Capital Transactions:
Proceeds from shares issued	$378,738	$145,813	$161,288
Distributions reinvested	12,875	197	171
Cost of shares redeemed	(242,042)	(122,806)	(208,595)
Change in net assets resulting from capital transactions	$149,571	$23,204	$(47,136)
Share Transactions:
Issued	378,738	145,813	161,289
Reinvested	12,875	197	171
Redeemed	(242,042)	(122,806)	(208,595)
Change in Shares	149,571	23,204	(47,135)

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

10

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Treasury Money Market Trust
	Nine Months Ended February 28, 2023(a)	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00
Investment Activities:
Net investment income	0.02 (b)	—	(c)(b)	—	(c)(b)	0.01 (b)	0.02	0.01
Net realized and unrealized gains (losses)	—	—		—	(c)	—	—	—
Total from Investment Activities	0.02	—	(c)	—	(c)	0.01	0.02	0.01
Distributions to Shareholders from:
Net investment income	(0.02)	—	(c)	—	(c)	(0.01)	(0.02)	(0.01)
Total Distributions	(0.02)	—	(c)	—	(c)	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (d) (e)	2.06%	0.04%		0.03%		1.23%	1.88%	0.89	%(f)
Ratios to Average Net Assets:
Net Expenses (g) (h) (i)	0.35%	0.11%		0.12%		0.33%	0.35%	0.35	%(f)
Net Investment Income (g)	2.82%	0.04%		0.03%		1.21%	1.88%	0.91%
Gross Expenses (g) (h)	0.37%	0.37%		0.38%		0.34%	0.35%	0.35%
Supplemental Data:
Net Assets at end of period (000's)	$669,552	$519,981		$496,777		$543,913	$4,858,998	$3,732,359

(a)  Effective February 28, 2023, the Fund's fiscal year-end changed from May 31 to February 28.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Prior to August 1, 2017, USAA Asset Management Company (previous Advisor) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(g)  Annualized for periods less than one year.

(h)  Does not include acquired fund fees and expenses, if any.

(i)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through September 30, 2023, instead of coinciding with the Fund's fiscal year end.

See notes to financial statements.

11

USAA Mutual Funds Trust	Notes to Financial Statements February 28, 2023

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Treasury Money Market Trust (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a government money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act and as a government money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Trust's Board of Trustees (the "Board") to impose a liquidity fee or to temporarily suspend redemptions from the Fund (impose a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

On June 29, 2022, the Board approved the fiscal year-end change for the Fund from May 31 to February 28. The first full cycle of the new fiscal year-end reporting will begin March 1, 2023. As a result of the change, the Fund has a February 28, 2023 fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended February 28, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

12

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act and the Money Market Funds: Procedures to Stabilize Net Asset Value (the "Procedures"). This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under the Procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Adviser monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as presented on the Schedule of Portfolio Investments are not net settlement amounts but gross. At February 28, 2023, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio Investments.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

13

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of May 31, and effective February 28, 2023, the Fund changed its tax year end to February 28.

For the nine months ended February 28, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.10%, which is based on the Fund's average daily net assets. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent's fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended February 28, 2023, and the year ended May 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least September 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of February 28, 2023, the expense limit (excluding voluntary waivers) was 0.35%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit of 0.35%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

As of February 28, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at February 28, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$745	$1,348	$1,298	$106	$3,497

As of May 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$745	$1,348	$1,298	$3,391

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Interest Rate Risk — When interest rates rise, debt security prices generally fall. The opposite also generally is true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of debt securities. The Fund's yield will vary. A sharp and unexpected rise in interest rates could cause the Fund's share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield and could also impair the Fund's ability to maintain a stable net asset value.

Large-Shareholders Risk — The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
16

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023

5. Borrowing:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended February 28, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from June 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through February 28, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended February 28, 2023, and the year ended May 31, 2022.

6. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of February 28, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended February 28, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$12,903	$12,903

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued February 28, 2023
Year Ended May 31, 2022		Year Ended May 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$198	$198	$173	$173

As of February 28, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Total Accumulated Earnings (Loss)
$2,175	$(2,174)	$1	$(1)	$—	*

*  Rounds to less than $1 thousand.

As of February 28, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1	$—	$1

As of February 28, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$674,370	$—	$—	$—

7. Subsequent Events:

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust changed from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectus, statutory prospectus, and statement of additional information ("SAI") will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectus, statutory prospectus, and SAI will be replaced with the new name as follows:

Current Name	New Name
USAA Treasury Money Market Trust	Victory Treasury Money Market Trust

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. investment franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectus, statutory prospectus, and SAI, will be replaced.

Please note that there will be no changes in the management of the Fund or to the Fund's ticker symbols.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Treasury Money Market Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Treasury Money Market Trust (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments as of February 28, 2023, and the related statements of operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, the financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at February 28, 2023, the results of its operations for the period from June 1, 2022 through February 28, 2023 and the year ended May 31, 2022, the statements of changes in net assets for the period from June 1, 2022 through February 28, 2023 and each of the two years in the period ended May 31, 2022, and its financial highlights for the period from June 1, 2022 through February 28, 2023 and each of the five years in the period ended May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
April 28, 2023

19

USAA Mutual Funds Trust	Supplemental Information February 28, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

20

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

21

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

22

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

23

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

24

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

25

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022, through February 28, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 9/1/22	Actual Ending Account Value 2/28/23	Hypothetical Ending Account Value 2/28/23	Actual Expenses Paid During Period 9/1/22- 2/28/23*	Hypothetical Expenses Paid During Period 9/1/22- 2/28/23*	Annualized Expense Ratio During Period 9/1/22- 2/28/23
$1,000.00	$1,017.00	$1,023.06	$1.75	$1.76	0.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

26

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Treasury Money Market Trust (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund, which included voluntary waiver support to preserve a minimum daily yield. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five- and ten-year periods ended June 30, 2022, and was above its Lipper index for the one- and five-year periods ended June 30, 2022, and was below its Lipper index for the three- and ten-year periods ended June 30, 2022. The Board noted the relatively narrow range of returns of the funds in the Fund's peer group.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

28

USAA Mutual Funds Trust	Supplemental Information — continued February 28, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

29

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23415-0423

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2023	2022
(a) Audit Fees (1)	$459,575	$532,675
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	62,706	31,534
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2) For the fiscal period ended February 28, 2023, and the years ended May 31, 2022 and March 31, 2022, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fees billed for professional services rendered by Ernst & Young LLP for assistance with foreign tax compliance services and tax consulting services.

(4) For the fiscal period ended February 28, 2023, and the years ended May 31, 2022 and March 31, 2022, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2023	$62,706	$144,896
2022	$31,534	$132,342

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, and the Funds' transfer agent, Victory Capital Transfer Agency Inc., which includes aggregate fees accrued or paid to Ernst & Young LLP for professional services rendered related to the annual study and evaluation of internal controls of the transfer agent for periods listed above. All services for the Registrant were preapproved by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Funds Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	April 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	April 27, 2023

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	April 27, 2023